UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
CLOUDFLARE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the
Regist
rant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Cloudflare, Inc.

101 Townsend Street

San Francisco, California 94107

June 9, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON JUNE 30, 2026

Dear Stockholder:

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders, including any adjournments, continuations, or postponements thereof (the “Annual Meeting”), of Cloudflare, Inc. (“Cloudflare” or the “Company”) to be held virtually on Tuesday, June 30, 2026 at 8:30 a.m. Pacific Time. The Annual Meeting will be held via a live interactive audio webcast on the Internet. If you held shares of our Class A common stock or Class B common stock at the close of business on June 5, 2026, you will be able to vote and submit your appropriate questions during the meeting at www.virtualshareholdermeeting.com/NET2026. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

•

to elect as Class I directors the three nominees named in the proxy statement, to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation, or removal;

•	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	to approve, on an advisory basis, the compensation of our named executive officers;

•

to approve and adopt an amendment and restatement of our amended and restated certificate of incorporation (comprising Proposals 4A through 4F), the form of which is attached as Appendix A-1 to the proxy statement accompanying this notice;

•	to approve the amendment and restatement of our 2019 Equity Incentive Plan (the “2019 Plan”);

•	to approve the amendment and restatement of our Amended and Restated 2019 Employee Stock Purchase Plan (the “ESPP”);

•	to approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting; and

•	to transact any other business that properly comes before the Annual Meeting.

We have elected to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a company delivers all proxy materials to its stockholders. The approximate date on which the proxy materials are intended to be first sent or given to our stockholders is on or about June 9, 2026. These proxy materials include this formal meeting notice, the proxy statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025 (as amended. the “2025 Annual Report”). These materials are available free of charge on our website at proxyvote.com.

Our Board of Directors has fixed the close of business on June 5, 2026 as the record date for the Annual Meeting. Only stockholders of record at the close of business on June 5, 2026 are entitled to notice of, and to vote, during the Annual Meeting as set forth in the proxy statement. A list of stockholders eligible to vote at the Annual Meeting will be available for review during our regular business hours at our principal executive offices for the ten days ending on the day before the meeting for any purpose related to the meeting.

Your vote is important. Whether or not you plan to virtually attend the meeting, please ensure that your shares are represented and voted during the Annual Meeting by signing and returning a proxy card or by using our Internet or telephonic voting system.

Thank you for your ongoing support of, and continued interest in, Cloudflare.

By order of the Board of Directors,

Matthew Prince	Michelle Zatlyn
Co-Founder & CEO	Co-Founder & President

Important Notice Regarding the Availability of Proxy Materials: We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The proxy statement, 2025 Annual Report and proxy card are available to holders of our common stock at proxyvote.com.

Cloudflare, Inc.

101 Townsend Street

San Francisco, California 94107

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 8:30 AM PACIFIC TIME ON TUESDAY, JUNE 30, 2026

GENERAL INFORMATION

Our Board of Directors solicits your proxy on our behalf for the 2026 Annual Meeting of Stockholders, including any adjournments, continuations, or postponements thereof (the “Annual Meeting”), for the purposes set forth in this proxy statement for our Annual Meeting (this “Proxy Statement”), the accompanying notice, and the proxy card. The Annual Meeting will be held via a live audio webcast on the Internet on Tuesday, June 30, 2026 at 8:30 a.m. Pacific Time. The Proxy Statement, the accompanying notice, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025 (as amended, the “2025 Annual Report”) are first being mailed on or about June 9, 2026 to all stockholders entitled to vote at the Annual Meeting. If you held shares of our Class A common stock or Class B common stock at the close of business on June 5, 2026, you are invited to virtually attend the meeting at www.virtualshareholdermeeting.com/NET2026 and vote on the proposals described in this Proxy Statement.

In this Proxy Statement, the terms “Cloudflare,” “the Company,” “we,” “us,” and “our” refer to Cloudflare, Inc. and its subsidiaries. The mailing address of our principal executive offices is 101 Townsend Street, San Francisco, California 94107.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

What matters are being voted on during the Annual Meeting?

You will be voting on the following proposals:

•

the election of Michelle Zatlyn, Scott Sandell, and Karim Lakhani as Class I directors, to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation, or removal;

•	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	to approve, on an advisory basis, the compensation of our named executive officers;

•

to approve and adopt an amendment and restatement of our amended and restated certificate of incorporation (comprising Proposals 4A through 4F), the form of which is attached as Appendix A-1 to the proxy statement;

•	to approve the amendment and restatement of our 2019 Plan;

•	to approve the amendment and restatement of our ESPP;

•	to approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting; and

•	any other business as may properly come before the Annual Meeting.

As of the date of this Proxy Statement, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting.

For a discussion of who our “named executive officers” are, see the section titled “Executive Compensation —Compensation Discussion and Analysis.”

How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•	“FOR” the election of Michelle Zatlyn, Scott Sandell, and Karim Lakhani as Class I directors;

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

•	“FOR” the approval and adoption of an amendment and restatement of our amended and restated certificate of incorporation (comprising Proposals 4A through 4F);

•	“FOR” the amendment and restatement of our 2019 Plan;

•	“FOR” the amendment and restatement of our ESPP; and

•	“FOR” the approval of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting.

How many votes are needed for approval of each proposal?

Proposal One: The election of directors requires a plurality of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. As a result, any shares not voted “FOR” a particular nominee, whether as a result of stockholder abstention or a broker non-vote (in other words, where a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary power to vote on the particular matter), will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director.

Proposal Two: The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

Proposal Three: The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal.

Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our Board of Directors or our company. Our Board of Directors and our compensation committee, however, will consider the outcome of the vote when determining named executive officer compensation.

Proposal Four: The approval and adoption of an amendment and restatement of our amended and restated certificate of incorporation (comprising Proposals 4A through 4F) requires the affirmative vote of a majority of the voting power of the shares of our common stock outstanding on the Record Date to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. Our stockholders are being asked to vote separately on each of Proposals 4A through 4F collectively comprising Proposal Four and the approval of each of Proposals 4A through 4F is required to approve the adoption of the amendment and restatement of our amended and restated certificate of incorporation. Accordingly, each of Proposals 4A through 4F comprising Proposal Four is cross-conditioned upon the approval by our stockholders of all of Proposals 4A through 4F comprising Proposal Four.

Proposal Five: The approval of the amendment and restatement of our 2019 Plan requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. The implementation of Proposal Five is conditioned on the approval of Proposal Four (comprising Proposals 4A through 4F) by our stockholders. Accordingly, if Proposal Four is not approved at the Annual Meeting, Proposal Five will not be implemented by us, even if otherwise approved by our stockholders.

Proposal Six: The approval of the amendment and restatement of our ESPP requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. The implementation of Proposal Six is conditioned on the approval of Proposal Four (comprising Proposals 4A through 4F) by our stockholders. Accordingly, if Proposal Four is not approved at the Annual Meeting, Proposal Six will not be implemented by us, even if otherwise approved by our stockholders.

Proposal Seven: The approval of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

Who is entitled to vote?

Holders of either our Class A common stock or Class B common stock as of the close of business on June 5, 2026, which is the record date for the Annual Meeting (the “Record Date”), may vote during the Annual Meeting. As of the Record Date, there were 321,184,834 shares of our Class A common stock and 33,754,730 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.”

A list of stockholders eligible to vote at the Annual Meeting will be available for review during our regular business hours at our principal executive offices for the ten days ending on the day before the Annual Meeting for any purpose related to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by writing to her at Cloudflare, Inc., 101 Townsend Street, San Francisco, California 94107, Attention: Secretary.

Registered Stockholders. If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are considered the stockholder of record with respect to those shares, and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live during the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If your shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, then you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker, bank, or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live during the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”

What is the quorum requirement?

A quorum is the minimum number of shares required to be present or represented by proxy during the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, whether virtually or by proxy, of the holders of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum for the Annual Meeting. The shares subject to a proxy that are not being voted on a particular matter because of either stockholder withholding or broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are also counted in the determination of a quorum. If there is no quorum, then either the (i) chairperson of the meeting or (ii) the stockholders entitled to vote at the meeting and present, whether present virtually or by proxy, may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

If you are a stockholder of record, there are four ways to vote:

(1)	by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 29, 2026 (have your proxy card in hand when you visit the website);

(2)	by toll-free telephone at 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 29, 2026 (have your proxy card in hand when you call);

(3)	by completing, signing, and mailing your proxy card to be received prior to the scheduled start of the Annual Meeting; or

(4)

by Internet during the Annual Meeting. Instructions on how to virtually attend and vote during the Annual Meeting are described at www.virtualshareholdermeeting.com/NET2026 (have your proxy card in hand when you visit the website).

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form and may be able to vote by telephone or on the Internet, depending on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	notifying our Secretary, in writing, at Cloudflare, Inc., 101 Townsend Street, San Francisco, California 94107 before the vote is counted;

•	voting again using the telephone or Internet before 11:59 p.m. Eastern Time on June 29, 2026 (your latest telephone or Internet proxy is the one that will be counted);

•	by completing and mailing a later-dated proxy card (which must be received prior to the scheduled start of the Annual Meeting); or

•	attending and voting during the Annual Meeting. Simply logging into the Annual Meeting will not, by itself, revoke your proxy.

If you are a street name stockholder, you may revoke any prior voting instructions by contacting your broker, bank, or nominee.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Matthew Prince, Michelle Zatlyn, and Thomas Seifert have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted during the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented during the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is the effect of abstentions and broker non-votes?

Votes withheld from any nominee, abstentions, and broker non-votes are counted as present for purposes of determining the presence of a quorum. Shares voting “WITHHOLD” on Proposal One will have no impact on the outcome of Proposal One. Abstentions will have the same effect as a vote “AGAINST” on Proposals Two, Three, Four, Five, Six, and Seven. Broker non-votes will have no effect on Proposals One, Two, Three, Five, Six, and Seven and will have the same effect as a vote “AGAINST” Proposal Four.

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank, or other nominee will have discretion to vote your shares on our “routine” matters, which are the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 and the proposal to approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting. Absent direction from you, your broker, bank, or other nominee will not have discretion to vote on Proposals One, Three, Four, Five, or Six which are “non-routine” matters. In the event that your broker, bank, or other nominee votes your shares on our routine matters, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use in the Annual Meeting by means of the proxy materials. All expenses associated with this solicitation will be borne by us, including the preparation, assembly, printing, mailing, and distribution of these proxy materials. In addition, we will reimburse brokers, banks, and other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. Our directors, officers, and other employees may also solicit proxies in person, by mail, telephone, email, or by other means of communication. Our directors, officers, and other employees will not be paid any additional compensation for soliciting proxies.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results during the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

What does it mean if I receive more than one set of printed proxy materials?

If you receive more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which is permitted by SEC rules. Under this procedure, we deliver a single copy of the proxy materials, to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of next year’s notice of internet availability and, if applicable, our proxy materials, such stockholder may contact us at:

Cloudflare, Inc.

Attention: Investor Relations

101 Townsend Street

San Francisco, California 94107

(888) 993-5273

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

As provided in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than February 11, 2027. In addition, stockholder proposals must comply with the other requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Cloudflare, Inc.

Attention: Secretary

101 Townsend Street

San Francisco, California 94107

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our notice of annual meeting (or any supplement thereto), (ii) otherwise properly brought before such annual meeting by or at the direction of our Board of Directors, or (iii) properly brought before such meeting by a stockholder who is a stockholder of record at the time of the giving of the notice required by our amended and restated bylaws, on the record date for the determination of stockholders entitled to notice of such annual meeting, on the record date for the determination of stockholders entitled to vote at such annual meeting and at the time of such annual meeting, and who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for the 2027 annual meeting of stockholders, our Secretary must receive the written notice at the address set forth above:

•	not earlier than the close of business on March 26, 2027; and

•	not later than the close of business on April 25, 2027.

In the event that we hold the 2027 annual meeting of stockholders more than 25 days before or after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by our Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

Pursuant to Rule 14a-8, if a stockholder has notified us of his, her, or its intention to electronically present a proposal at an annual meeting of stockholders but does not appear to electronically present his, her, or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Holders of our common stock may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations and Nominations to the Board of Directors.”

Further, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

In addition to satisfying the requirements of our amended and restated bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act.

Availability of Bylaws

A copy of our amended and restated bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

What do I need to be able to attend the Annual Meeting online?

We will be hosting our Annual Meeting via live webcast only. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the close of business on June 5, 2026, or if you hold a valid proxy for the Annual Meeting. Any such stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/NET2026. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com. If you do not have a control number, you will be able to listen to the meeting only and you will not be able to vote or submit your appropriate questions during the meeting.

The Annual Meeting webcast will begin promptly at 8:30 a.m. Pacific Time on Tuesday, June 30, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:15 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

Why is this Annual Meeting being held virtually?

We are continuously exploring technologies and services that will best permit our stockholders to engage with us from any location around the world and exercise their vote. As was the case for last year’s annual meeting of stockholders, we have decided to conduct the Annual Meeting on a virtual basis because we believe it will be more beneficial than holding a live meeting. The virtual meeting technology that we use provides ease of access and real-time communication, while reducing the environmental impact and costs associated with an in-person meeting. We believe that by hosting our Annual Meeting virtually, our stockholders will be provided comparable rights and opportunities to participate as they would at an in-person meeting, while offering a greater level of flexibility for many of our stockholders who may not be able to attend an annual meeting of stockholders in person.

Stockholders of record and street name stockholders with a legal proxy from their broker, bank, or other nominee will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/NET2026, which will allow such stockholders to submit appropriate questions and vote shares electronically during the Annual Meeting. We believe our stockholders’ increased opportunity to participate in the Annual Meeting virtually should alleviate any concerns about disenfranchisement of our stockholder base as a result of our decision not to hold the Annual Meeting in person.

How can I submit a question before or during the Annual Meeting?

If you want to submit a question in compliance with the rules of conduct of the Annual Meeting (the “Rules of Conduct”) during the Annual Meeting, log into www.virtualshareholdermeeting.com/NET2026, type your question into the “Ask a Question” field, and click “Submit.” Stockholders are permitted to submit appropriate questions before and during the Annual Meeting via www.proxyvote.com and the virtual meeting website, respectively, that are in compliance with the Rules of Conduct that will be available on the virtual meeting website and with a limit of one question per stockholder. We will answer as many questions submitted in accordance with the Rules of Conduct as possible in the time allotted for the meeting. Only questions that are relevant to an agenda item to be voted on by stockholders and otherwise in compliance with the Rules of Conduct will be answered. Our virtual meeting website will also contain instructions for accessing technical support to assist in the event a stockholder encounters any difficulties accessing the virtual meeting. The questions received during the meeting that comply with the Rules of Conduct and our answers to such questions will be available as soon as practicable after the Annual Meeting on https://cloudflare.NET. The questions and answers will remain available on https://cloudflare.NET for one week after posting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at www.virtualshareholdermeeting.com/NET2026. Technical support will be available starting at 8:15 a.m. Pacific Time on Tuesday, June 30, 2026 and will remain available until the Annual Meeting has ended.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting by our Board of Directors.

How can I contact the Company’s transfer agent?

You may contact our transfer agent, Computershare, by telephone at 1-800-736-3001 or by regular mail to P.O. Box 43078, Providence, RI 02940-3078 or by overnight delivery to 150 Royall St., Suite 101, Canton, MA 02021. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com/investor.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our Board of Directors, which is elected by our stockholders. Our Board of Directors consists of nine sitting directors, all of whom, other than Dr. Graham-Cumming, Mr. Prince, and Ms. Zatlyn, qualify as “independent” under the listing standards of the New York Stock Exchange (the “NYSE”). Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, one class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth information regarding our directors, including their ages and current committee assignments, as of April 30, 2026:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Employee Directors:
Matthew Prince	II	51	Chief Executive Officer and Co-Chair of the Board of Directors	2009	2027	—
Michelle Zatlyn	I	46	President and Co-Chair of the Board of Directors	2009	2026	2029
Non-Employee Directors:						—
Stacey Cunningham(2)(3)	III	51	Director	2025	2028	—
John Graham-Cumming	II	58	Director	2025	2027	—
Mark Hawkins(1)	III	67	Director	2022	2028	—
Karim Lakhani(3)	I	55	Director	2025	2026	2029
Carl Ledbetter(1)(2)	III	76	Director	2009	2028	—
Scott Sandell(2)	I	61	Lead Independent Director	2010	2026	2029
Katrin Suder(1)	II	54	Director	2019	2027	—

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

Our Board of Directors believes that directors who provide a significant breadth of experience, knowledge, education, and abilities in areas relevant to our business, while also representing a diversity of race, ethnicity, LGBTQ status, gender, age, geography, and other individual qualities and attributes contribute to a well-balanced and effective board. The metrics of our Board of Directors are highlighted in the following graphic.

Information Concerning Director Nominees

Michelle Zatlyn. Ms. Zatlyn is one of our Co-Founders and has served as our President since December 2020. She has also served as Co-Chair of our Board of Directors since February 2025. She previously served as our Chief Operating Officer from 2016 until February 2025 and as our Head of User Experience from 2009 until 2016. Ms. Zatlyn has served as a member of our Board of Directors since November 2009. Ms. Zatlyn currently serves on the board of directors and the audit committee of Atlassian Corporation, Plc. She holds a B.Sc. in Chemistry and Business from McGill University and an M.B.A. from Harvard Business School.

Ms. Zatlyn was selected to serve on our Board of Directors because of the perspective and experience she brings as our President and as one of our Co-Founders.

Scott Sandell. Mr. Sandell has served as a member of our Board of Directors since November 2010, as a member of our compensation committee since February 2019, and as our Lead Independent Director since September 2019. He has served as the Chief Investment Officer and Executive Chairman of New Enterprise Associates, Inc. (NEA), a venture capital firm, since 2023 and 2024, respectively. Previously, Mr. Sandell served as Chairman and CEO from April 2023 to April 2024, Managing General Partner of NEA from April 2017 until April 2023, Co-Managing General Partner from March 2015 to April 2017, and as a General Partner since September 2000. Mr. Sandell joined NEA in January 1996 and served as head of the firm’s technology investing practice for 10 years. He currently serves on the board of directors and the human resources compensation committee of Coursera, Inc., an online learning platform, and the boards of directors of several privately-held companies. Mr. Sandell previously served on the board of directors of Bloom Energy Corporation, a provider of solid-oxide fuel cell systems, Robinhood Markets, Inc., a financial technology company, and Tuya, Inc., an IoT development platform service provider. Mr. Sandell holds an A.B. in Engineering from Dartmouth College and an M.B.A. from Stanford University.

Mr. Sandell was selected to serve on our Board of Directors because of his leadership experience and experience as a director of both publicly and privately held technology companies.

Karim Lakhani. Dr. Lakhani has served as a member of our Board of Directors and as a member of our nominating and corporate governance committee since March 2025. Dr. Lakhani has served as a professor of business administration at the Harvard Business School since July 2006. Since September 2010, he has served as the founder and co-director of the Laboratory for Innovation Science at Harvard and as the principal investigator of the NASA Tournament Laboratory. Since February 2022, he has also served as co-founder and chair of the Digital, Data, and Design (D^3) Institute at Harvard. Dr. Lakhani holds a B.Eng.Mgt. in Electrical Engineering and Management from McMaster University, an SM degree in Technology and Policy from MIT, and a Ph.D. in Management from MIT.

Dr. Lakhani was selected to serve on our Board of Directors because of his extensive expertise in technological innovation, artificial intelligence, and company strategy.

Information Concerning Directors Not Standing for Election at the Annual Meeting

Stacey Cunningham. Ms. Cunningham has served as a member of our Board of Directors and as a member of our nominating and corporate governance committee since March 2025, and she has served as a member of our compensation committee since October 2025. She has served as Operating Partner of Advent International, a global private equity company, since October 2022. From May 2018 to January 2022, Ms. Cunningham served as President of NYSE Group, which includes the New York Stock Exchange, and as the New York Stock Exchange’s Chief Operating Officer from June 2015 until May 2018. Ms. Cunningham currently serves on the board of directors of the New York Stock Exchange. She holds a B.S. in Industrial Engineering from Lehigh University.

Ms. Cunningham was selected to serve on our Board of Directors because of her experience as an executive officer of a market leading company and her significant experience with financial markets and public companies, including corporate governance standards.

Mark Hawkins. Mr. Hawkins has served on our Board of Directors and as Chair of our audit committee since June 2022. He served as President and Chief Financial Officer Emeritus Advisor for Salesforce, Inc., a software company, from February 2021 to November 2021. Prior to that, he served as President and Chief Financial Officer and Principal Financial Officer of Salesforce, Inc. from August 2017 to January 2021, and as the Chief Financial Officer, Principal Financial Officer and Executive Vice President of Salesforce, Inc. from August 2014 to August 2017. From April 2009 to July 2014, Mr. Hawkins served as Executive Vice President, Chief Financial Officer, and Principal Financial Officer of Autodesk, Inc., a design software and services company. Mr. Hawkins previously served as Chief Financial Officer and Senior Vice President of Finance and Information Technology at Logitech International S.A., a global hardware company, from April 2006 to April 2009. Mr. Hawkins currently serves on the board of directors and audit and compensation committees of Toast, Inc., a software company, and the board of directors and audit committee of Workday, Inc., a software company. He previously served on the board of directors of SecureWorks Corp., a global cybersecurity company, and in 2021, he briefly served on the board of directors of Fidelity National Information Services, Inc., a financial technology company, before stepping down from the role. He holds a B.A. in Operations Management from Michigan State University and an M.B.A from University of Colorado. He also completed the Advanced Management Program at Harvard Business School.

Mr. Hawkins was selected to serve on our Board of Directors due to his experience as an executive officer and director of publicly traded software and technology companies and his financial expertise in the technology industry.

Carl Ledbetter. Dr. Ledbetter has served as a member of our Board of Directors since November 2009 and as a member of our audit committee since December 2018. In addition, he has served as a member of our compensation committee since March 2021 and as Chair of the compensation committee since September 2023. Dr. Ledbetter previously served as Chair of our nominating and corporate governance committee from August 2019 until September 2023. Dr. Ledbetter has served as the Chairman and Chief Technology Officer of SimpleRose, Inc., a software company, since July 2018 and as Chief Executive Officer of SimpleRose, Inc. since August 2019. He served as a Managing Director of Pelion Venture Partners, a venture capital firm, from January

2003 through June 2018 and as a Special Advisor from June 2018 until December 2019. Dr. Ledbetter has served on the boards of directors of four other public companies and more than thirty privately-held companies during his career. Dr. Ledbetter holds a B.S. in Mathematics from the University of Redlands, an M.S. in Mathematics from Brandeis University, and a Ph.D. in Mathematics from Clark University.

Dr. Ledbetter was selected to serve on our Board of Directors because of his understanding of networking technology and his experience as a director of several technology companies.

John Graham-Cumming. Dr. Graham-Cumming has served as a member of our Board of Directors since March 2025. Dr. Graham-Cumming served as our Chief Technology Officer from 2016 until March 2025. Prior to that, he served as a Programmer for us from December 2011 until 2016. Dr. Graham-Cumming holds a B.A. and M.A. in Mathematics and Computation and a D.Phil. in “The formal development of secure systems” from the University of Oxford.

Dr. Graham-Cumming was selected to serve on our Board of Directors because of his extensive experience as our former Chief Technology Officer and intimate knowledge of our company, our products and technology, the market in which we compete, and our customer needs, as well as his knowledge of the Internet and its underlying technologies including the use of machine learning and artificial intelligence.

Matthew Prince. Mr. Prince is one of our Co-Founders and has served as our Chief Executive Officer since July 2009. He currently serves as Co-Chair of our Board of Directors and was Chair from July 2009 until February 2025. He also co-founded Unspam Technologies, Inc., a software and services company, and has served as its Chair since December 2001. Mr. Prince holds a B.A. in English and a minor in Computer Science from Trinity College-Hartford, a J.D. from the University of Chicago Law School, and an M.B.A. from Harvard Business School.

Mr. Prince was selected to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer and as one of our Co-Founders.

Katrin Suder. Dr. Suder has served as a member of our Board of Directors and as a member of our audit committee since August 2019, as well as a member of our nominating and corporate governance committee since September 2023. Since January 2019, she has been employed by TAE Advisory & Sparring GmbH, a consulting company which Dr. Suder co-founded, and previously served as TAE’s co-Chief Executive Officer from January 2019 until December 2023. From August 2018 until December 2022, Dr. Suder served as Chairperson of the Advisory Council on Digitalization to the German Federal Government. From August 2014 until April 2018, Dr. Suder served as State Secretary for the German Federal Ministry of Defense. From October 2000 to July 2014, she was employed by McKinsey & Company, a management consulting company, where she managed the German Public Sector Practice from 2010 to 2014. Dr. Suder currently serves on the supervisory board of LEG Immobilien SE, a German property company, and Deutsche Post AG, a logistics company. Dr. Suder holds a B.A. in German Literature and Theater and a Ph.D. in Computational Neuroscience from Ruhr University Bochum.

Dr. Suder was selected to serve on our Board of Directors because of her experience at the intersection of technology, business, and policy.

Director Independence

Our Class A common stock is listed on the NYSE. Under the listing standards of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of the NYSE, a director will only qualify as an “independent director” if the listed company’s board of directors affirmatively determines that the director does not have a material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company). As noted in the commentary to the listing standards, the concern underlying these listing standards is independence from management.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the listing standards of the NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the NYSE.

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board of Directors has affirmatively determined that each of our directors, other than Dr. Graham-Cumming, Mr. Prince, and Ms. Zatlyn, does not have any material relationship with our company and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE and the applicable rules and regulations of the SEC. In making these affirmative determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining the independence of the non-employee directors, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Matthew Prince, our Co-Founder and Chief Executive Officer, and Michelle Zatlyn, our Co-Founder and President, each serve as Co-Chair of our Board of Directors, preside over meetings of our Board of Directors, and hold such other powers and carry out such other duties as are customarily carried out by the Chair of our Board of Directors. Our independent directors bring experience, oversight, and expertise from outside of our company, while Mr. Prince and Ms. Zatlyn each bring current company-specific experience, leadership, and insight as our Co-Founders and as our Chief Executive Officer and our President, respectively.

Our Board of Directors has adopted corporate governance guidelines that provide that one of our independent directors should serve as our Lead Independent Director if the Chair is not independent. Our Board of Directors has appointed Scott Sandell to serve as our Lead Independent Director. As Lead Independent Director, Mr. Sandell presides over periodic meetings of our independent directors, has authority to call additional meetings of the independent directors, meets regularly with our Co-Chairs and serves as a liaison between our Co-Chairs and our independent directors, facilitates effective and candid communication to optimize performance of the Board of Directors, and performs such additional duties as our Board of Directors or the independent directors may otherwise determine and delegate. The Board of Directors believes that our structure is appropriate and provides independent leadership and engagement from the Lead Independent Director, while providing the benefit of having our Chief Executive Officer and our President, the individuals with primary responsibility for managing our day-to-day operations, co-chair regular Board of Directors meetings as key business and strategic issues are discussed.

Board Meetings and Committees

During our fiscal year ended December 31, 2025, our Board of Directors held seven meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

Although our corporate governance guidelines do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. All of our then-serving directors virtually attended our 2025 annual meeting of stockholders (the “2025 Annual Meeting”).

Our Board of Directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

From time to time, our Board of Directors also establishes ad hoc committees to address particular matters. For example, in October 2025, our Board of Directors established a special governance committee (the “Special Committee”) to consider and evaluate any potential modifications to our existing capital and governance structure (such potential modifications, together with any alternatives thereto and any related considerations, collectively, the “Potential Governance Alternatives”), as further described in “Proposal Four—Adoption of an Amendment and Restatement of our Certificate of Incorporation.” The Special Committee consists of Drs. Lakhani and Suder and Mr. Sandell, with Dr. Lakhani serving as Chair. The Board of Directors determined that each of Drs. Lakhani and Suder and Mr. Sandell is a “disinterested director” within the meaning of Section 144 of the DGCL with respect to the Potential Governance Alternatives, satisfies the applicable criteria for determining director independence from Cloudflare and each of Mr. Prince and Ms. Zatlyn under the rules (and interpretations thereof) promulgated by the New York Stock Exchange (the “NYSE Independence Standard”) (treating Mr. Prince and Ms. Zatlyn as if Mr. Prince and Ms. Zatlyn, as applicable, were Cloudflare for the purposes of applying the NYSE Independence Standard to Mr. Prince and Ms. Zatlyn, as applicable), and meets the definition of “non-employee director” under Rule16b-3 of the Securities Exchange Act of 1934, as amended (collectively, the “Special Committee Independence Determinations”).

Audit Committee

Our audit committee consists of Mr. Hawkins, Dr. Ledbetter, and Dr. Suder, with Mr. Hawkins serving as Chair. Each member of our audit committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Each member of our audit committee also meets the financial literacy and sophistication requirements of the listing standards of the NYSE. In addition, our Board of Directors has determined that each of Mr. Hawkins and Dr. Ledbetter is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our audit committee is responsible for, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence, and overseeing performance, of the independent registered public accounting firm;

•

reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•	reviewing our financial statements and our critical accounting policies and estimates;

•	reviewing the adequacy and effectiveness of our internal controls;

•	developing procedures for employees to submit concerns anonymously about questionable accounting, internal accounting controls, or audit matters;

•	overseeing our policies on risk assessment and risk management;

•	overseeing compliance with our code of business conduct and ethics;

•	reviewing related party transactions;

•	pre-approving all audit and all permissible non-audit services to be performed by the independent registered public accounting firm; and

•	overseeing the adoption of new accounting standards.

No member of our audit committee may serve on the audit committee of more than three public companies, including Cloudflare, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on the audit committee and discloses such determination in accordance with the requirements of the NYSE.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our audit committee is available on our website at https://cloudflare.NET.

Our audit committee held eight meetings during the fiscal year ended December 31, 2025.

Compensation Committee

Our compensation committee consists of Dr. Ledbetter, Mr. Sandell, and Ms. Cunningham (who joined in October 2025), with Dr. Ledbetter serving as Chair. Each member of our compensation committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

•	making recommendations to our Board of Directors regarding the compensation of our executive officers, including our Chief Executive Officer and our President;

•	administering our equity compensation plans;

•	reviewing, approving, and administering incentive compensation and equity compensation plans;

•	reviewing and approving our overall compensation philosophy; and

•	making recommendations regarding non-employee director compensation to our full Board of Directors.

Our compensation committee has engaged an independent consultant, Compensia, Inc. (Compensia), to advise and support the compensation committee on executive and non-employee director compensation matters. Compensia reports directly to the compensation committee and does not provide services to company management, although Compensia typically coordinates with company management for data collection and materials related to their committee work. For more information on the processes and procedures followed by the compensation committee for the consideration and determination of executive compensation, see the section titled “Compensation Discussion and Analysis.”

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our compensation committee is available on our website at https://cloudflare.NET.

Our compensation committee held four meetings during the fiscal year ended December 31, 2025.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Dr. Lakhani and Ms. Cunningham, with Dr. Lakhani serving as Chair. Maria Eitel served on the nominating and corporate governance committee until her resignation from the Board of Directors in March of 2025, and Dr. Suder served on the nominating and corporate governance committee until October of 2025. Each member of our nominating and corporate governance committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:

•	identifying, evaluating, and selecting, or making recommendations to our Board of Directors regarding, nominees for election to our Board of Directors and its committees;

•	overseeing the evaluation of the performance of our Board of Directors and of individual directors;

•	considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

•	overseeing our corporate governance practices;

•	overseeing our policies and practices regarding corporate social responsibility and sustainability programs;

•	contributing to succession planning; and

•	developing and making recommendations to our Board of Directors regarding corporate governance guidelines, code of business conduct and ethics, and related matters.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our nominating and corporate governance committee is available on our website at https://cloudflare.NET.

Our nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2025.

Compensation Committee Interlocks and Insider Participation

During 2025, Dr. Ledbetter, Mr. Sandell, and Ms. Cunningham served as members of our compensation committee. Ms. Cunningham joined the compensation committee in October of 2025. During 2025, none of the then-serving members of our compensation committee had been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or compensation committee.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among non-employee directors, and as required under applicable NYSE rules, our corporate governance guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis but no less than twice per year. Such executive sessions will be led by independent directors as determined by the independent directors either in advance or at the commencement of the session. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis but not less than twice per year.

Considerations in Evaluating Director Nominees

Identifying and Evaluating Director Nominees

Our Board of Directors has delegated to the nominating and corporate governance committee the responsibility of identifying suitable candidates for nomination to the Board of Directors (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in our corporate governance guidelines and the committee’s charter. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors based on feedback collected through annual performance self-evaluations and skills assessments completed by our directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates to the Board of Directors for its approval as director nominees for election to the Board of Directors.

Director Qualifications

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees and will consider all facts and circumstances that it deems appropriate or advisable. In its identification and evaluation of director candidates, including current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, issues of character, ethics, integrity, judgment, diversity of experience, independence, skills, education, expertise, business acumen, length of service, understanding of our business and industry, potential conflicts of interest, and other commitments, including service on other public company boards of directors and related committees. Nominees must also have proven achievement and competence in their field, the ability to offer advice and guidance to our management team, the ability to make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a director. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board and committee responsibilities. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings (and, in no event, attend fewer than 75% of such meetings). Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body. In evaluating director candidates, including members of our Board of Directors eligible for re-election, our nominating and corporate governance committee considers factors including, without limitation, issues of character, integrity, judgment, independence, length of service, potential conflicts of interest, other commitments and diversity, and with respect to diversity, such factors as gender, race, ethnicity, LGBTQ status, age, professional background, experience, perspective and area of expertise as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on our Board of Directors. Nominees must also have the highest personal and professional ethics and integrity and the ability to assist and support our management team based on proven achievement and leadership in the companies or institutions with which they are affiliated. Director candidates must understand the fiduciary responsibilities that are required of a member of our Board of Directors and have sufficient time available in the judgment of our nominating and corporate governance committee to diligently perform all Board of Directors and committee responsibilities.

Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full Board of Directors the director nominees for selection.

The foregoing considerations were all applied by the nominating and corporate governance committee during a thorough process to review candidates for our Board of Directors. As a result of that process, the nominating and corporate governance committee recommended, and our Board of Directors decided to nominate, each of Ms. Zatlyn, Mr. Sandell and Dr. Lakhani as candidates for re-election at the upcoming Annual Meeting.

Stockholder Recommendations and Nominations to the Board of Directors

Our nominating and corporate governance committee will consider director candidates recommended by stockholders holding at least one percent (1%) of our fully diluted capitalization continuously for at least 12 months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, and our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, information regarding any relationships between the candidate and Cloudflare, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our Board of Directors, and any additional information required by our amended and restated bylaws. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our Board of Directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and Rule 14a-19 and should be sent in writing to our Secretary at Cloudflare, Inc., 101 Townsend Street, San Francisco, California 94107. To be timely for the 2026 annual meeting of stockholders, nominations must be received by our Secretary observing the same deadlines for stockholder proposals discussed above under “General Information—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communications with Our Board of Directors

Interested parties wishing to communicate with non-management members of our Board of Directors may do so by writing and mailing the correspondence to our Secretary at Cloudflare, Inc., 101 Townsend Street, San Francisco, California 94107. Each communication should set forth (i) the name and address of the sender and (ii) the class and number of shares of our common stock, if any, that are owned of record or beneficially owned by the sender.

Our Secretary or legal department, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming stockholder communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Lead Independent Director.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted corporate governance guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including our Chief Executive Officer, President, Chief Financial Officer, and other executive and senior financial officers. The full text of our corporate governance guidelines and our code of business conduct and ethics is posted on our website at https://cloudflare.NET. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website, or in filings under the Exchange Act.

Role of the Board in Risk Oversight

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, cybersecurity, legal and compliance, and reputational. We have designed and implemented processes to manage these risks. Management is responsible for the day-to-day oversight and management of risks our company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our Board of Directors believes that open communication between management and our Board of Directors is essential for effective risk management and oversight. Consistent with this approach, our Board of Directors, with the assistance of its committees, regularly reviews our strategic and operational risks in the context of discussions with management, question and answer sessions, and reports from the management team at each of its regular meetings. Directors also have access to management outside of its regular meetings and are free to ask any questions and receive all information necessary to perform their duties as a director. Our Board of Directors also receives regular reports on all significant committee activities at each of its regular meetings, and evaluates the risks inherent in significant transactions.

While our Board of Directors ultimately is responsible for risk oversight, the committees of our Board of Directors assist it in fulfilling its oversight responsibilities in certain areas of risk. For example, our audit committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and cybersecurity, and discusses with management, our internal audit function, and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our nominating and corporate governance committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board and committee organization, director independence, conflicts of interest, corporate social responsibility and sustainability programs, and corporate governance. Our compensation committee assesses risks created by the incentives inherent in our compensation policies by reviewing, in consultation with management and Compensia, our compensation committee’s independent compensation consultant, our compensation plans, policies, and practices for named executive officers and other employees. These committees provide regular reports on our risk management efforts to the full Board of Directors.

Non-Employee Director Compensation

We have adopted a compensation policy for our non-employee directors. Under this director compensation policy, each non-employee director receives the cash and equity compensation for his or her board services described below. We also reimburse our non-employee directors for reasonable, customary, and documented travel expenses to board and committee meetings. This policy was developed with input from Compensia regarding practices and compensation levels at comparable companies. We considered and discussed these recommendations and data, and considered the specific duties and committee responsibilities of particular directors. After careful consideration of this information and the scope of the duties and responsibilities of our non-employee directors, our Board of Directors adopted and our stockholders approved the director compensation policy. We review the director compensation policy every other year, with the most recent review occurring in January 2026, and we continue to believe this policy provides reasonable compensation to our non-employee directors that is commensurate with their contributions and appropriately aligned with our peers.

The policy includes a maximum annual limit of $750,000 for cash compensation and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with U.S. Generally Accepted

Accounting Principles (“GAAP”)). Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Cash Compensation

Under the director compensation policy, each non-employee director is paid an annual cash retainer of $30,000. In addition, non-employee directors are entitled to receive the following cash compensation for annual service in the following positions:

Chair of the audit committee	$20,000
Member of the audit committee (other than Chair)	$10,000
Chair of the compensation committee	$12,000
Member of the compensation committee (other than Chair)	$6,000
Chair of the nominating and corporate governance committee	$7,500
Member of the nominating and corporate governance committee (other than Chair)	$4,000

Each non-employee director who serves as a committee chair will receive only the additional annual cash fee as the chair of the committee, and not the additional annual fee as a member of the committee. All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

In January 2026, the Board of Directors approved compensation for members of the Special Committee consisting of (i) a monthly payment to the chair of the Special Committee of $10,000 capped at a maximum of $30,000, effective as of January 1, 2026, (ii) a monthly payment to each member of the Special Committee (other than the chair), of $7,500 capped at a maximum of $22,500, effective as of January 1, 2026, and (iii) a payment per meeting to each member of the Special Committee (including the chair) of $1,500 capped at a maximum of $15,000, effective upon the formation of the Special Committee.

Equity Compensation

Initial Award

Each person who first becomes a non-employee director will receive, on the first trading date on or after the date on which the person first becomes a non-employee director, an initial award of restricted stock units (“RSUs”) covering a number of shares of our Class A common stock having a grant date fair value (determined in accordance with GAAP) equal to $400,000, rounded down to the nearest whole share. This initial award vests in equal annual installments on each of the first three anniversaries of the date of becoming a non-employee director, subject to continuing to provide services to us through each applicable vesting date. If the person was a member of our Board of Directors and also an employee, becoming a non-employee director due to termination of employment will not entitle the person to an initial award. If the Class C Split occurs, all future initial awards under our outside director compensation policy will cover only Class C common stock.

Annual Award

Each non-employee director who has completed at least six months of continuous service as a non-employee director automatically will receive, on the date of each annual meeting of our stockholders, an annual award of RSUs covering a number of shares of our Class A common stock having a grant date fair value (determined in accordance with GAAP) equal to $206,750, rounded down to the nearest whole share. Each annual award will vest on the earlier of (i) the one-year anniversary of the date the annual award is granted or (ii) the day prior to the date of the annual meeting of our stockholders that next follows the grant date of the annual award, subject to continuing to provide services to us through the applicable vesting date. If the Class C Split occurs, all future annual awards under our outside director compensation policy will cover only Class C common stock.

Change in Control

In the event of a “change in control” (as defined in our 2019 Plan), each non-employee director will fully vest in his or her outstanding equity awards, provided that the non-employee director continues to be a non-employee director through the date of the change in control.

Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors for the year ended December 31, 2025. Directors who also serve as employees receive no additional compensation for their service as directors. During 2025, Mr. Prince, our Chief Executive Officer, and Ms. Zatlyn, our President, were each a member of our Board of Directors, as well as an employee, and thus received no additional compensation for his or her services as a director. See the section titled “Executive Compensation” for additional information regarding their compensation.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Total ($)
Maria Eitel(4)	8,958	—	8,958
Mark Hawkins	50,000	206,659	256,659
Carl Ledbetter	52,000	206,659	258,659
Scott Sandell	36,000	206,659	242,659
Katrin Suder	43,000	206,659	249,659
Stacey Cunningham(5)	27,472	399,937	427,409
John Graham-Cumming(6)	232,038	399,937	631,975
Karim Lakhani(7)	22,917	399,937	422,854

(1)

The amounts reported represent the aggregate grant date fair value of the RSUs awarded under our 2019 Plan to our non-employee directors in accordance with the director compensation policy, calculated on the basis of the fair value of the underlying shares of common stock on the grant date in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in the Notes to our Consolidated Financial Statements included in our 2025 Annual Report. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors receiving such awards.

(2)

As of December 31, 2025, each of Messrs. Sandell and Hawkins, Drs. Ledbetter and Suder held 1,172 unvested RSUs in connection with the annual award of RSUs granted to him or her on the date of our 2025 Annual Meeting in accordance with our director compensation policy (the “2025 Annual Award”). 100% of the shares of Class A common stock underlying these RSUs vest on the earlier of (i) June 5, 2026 or (ii) the day prior to the date of the Annual Meeting, subject to the non-employee director’s continued service to us through the applicable vesting date.

(3)

As of December 31, 2025, each of Drs. Graham-Cumming and Lakhani, and Ms. Cunningham held 3,373 unvested RSUs granted to him or her as his or her initial award in 2025. One third of the shares of Class A common stock underlying these RSUs vest on each of the first three anniversaries of the applicable director’s board appointment date.

(4)

Ms. Eitel resigned from our Board of Directors effective as of March 27, 2025. Accordingly, her fees for 2025 were prorated for the portion of 2025 in which she served as a director and chair of the nominating and corporate governance committee. Ms. Eitel did not receive a 2025 Annual Award.

(5)

Ms. Cunningham joined our Board of Directors on March 27, 2025. Accordingly, her fees for 2025 were prorated for the portion of 2025 in which she served as a non-employee director and member of the compensation committee and the nominating and corporate governance committee. In accordance with our outside director compensation policy, Ms. Cunningham did not receive a 2025 Annual Award, but instead received an initial award of RSUs valued at $400,000 rounded down to the nearest whole share.

(6)

Dr. Graham-Cumming joined our Board of Directors on March 27, 2025. Accordingly, his fees for 2025 were prorated for the portion of 2025 in which he served as a non-employee director. He served as our Chief Technology Officer from 2016 until March 2025. Prior to his resignation as our Chief Technology Officer, Dr. Graham-Cumming’s employment agreement with us provided for an annual base salary of €460,000, and from January 2025 until March 2025, Dr. Graham Cumming received approximately €195,000 (approximately $205,000 based on a monthly average foreign exchange rate during the same time period) in compensation as an employee. In accordance with our outside director compensation policy, Dr. Graham-Cumming did not receive a 2025 Annual Award, but instead received an initial award of RSUs valued at $400,000 rounded down to the nearest whole share.

(7)

Dr. Lakhani joined our Board of Directors on March 27, 2025. Accordingly, his fees for 2025 were prorated for the portion of 2025 in which he served as a non-employee director and member or chair of the nominating and corporate governance committee. In accordance with our outside director compensation policy, Dr. Lakhani did not receive a 2025 Annual Award, but instead received an initial award of RSUs valued at $400,000 rounded down to the nearest whole share.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our Board of Directors is comprised of nine sitting members. In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three staggered classes of directors. One class is elected each year during the annual meeting of stockholders for a term of three years. The term of the Class I directors expires at the Annual Meeting, the term of the Class II directors expires at the 2027 annual meeting of stockholders, and the term of the Class III directors expires at the 2028 annual meeting of stockholders. After their initial terms expire, directors are expected to be elected to hold office for three-year terms and until their successors have been duly elected and qualified, subject to their earlier death, resignation, or removal.

Nominees

Our Class I directors, whose terms will expire at the Annual Meeting, are Michelle Zatlyn, Scott Sandell, and Karim Lakhani. Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, each of Ms. Zatlyn, Mr. Sandell, and Dr. Lakhani as nominees for election as Class I directors in the Annual Meeting. If elected, each of Ms. Zatlyn, Mr. Sandell, and Dr. Lakhani will serve as a Class I director until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation, or removal. Each of the nominees is a current Class I director and member of our Board of Directors. For information concerning the nominees, please see “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Ms. Zatlyn, Mr. Sandell, and Dr. Lakhani. We expect that each of Ms. Zatlyn, Mr. Sandell, and Dr. Lakhani will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon to be approved. Any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026, and we are asking you and our other stockholders to ratify this appointment. KPMG has served as our independent registered public accounting firm since 2014.

Our Board of Directors is submitting the appointment of KPMG to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of KPMG, our audit committee may reconsider the appointment. Representatives of KPMG will be present during the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

We have adopted a policy under which our audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. As part of its review, our audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the PCAOB. Our audit committee has pre-approved all services performed by KPMG during fiscal year 2025 in accordance with the pre-approval policy.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by KPMG for our fiscal years ended December 31, 2025 and 2024.

Fee Category	Fiscal 2025	Fiscal 2024
Audit Fees(1)	$3,605,000	$3,679,476
Audit-Related Fees(2)	$70,000	$70,000
Tax Fees(3)	$384,327	$270,391
All Other Fees(4)	$18,000	$18,000

Total Fees	$4,077,327	$4,037,867

(1)

Audit Fees consist of fees for professional services provided in connection with the audit of our consolidated financial statements and our internal control over financial reporting, reviews of our quarterly condensed consolidated financial statements, and statutory audits of our international subsidiaries.

(2)

Audit-Related Fees consist primarily of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.”

(3)

Tax Fees consist of fees for professional services for tax compliance, tax advice, and tax planning. These services include consultation on tax matters and assistance regarding federal, state, and international tax compliance.

(4)	All Other Fees consist of an annual subscription fee to access KPMG’s educational content.

Auditor Independence

In our fiscal year ended December 31, 2025, there were no other professional services provided by KPMG, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG.

Vote Required

The ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is a committee of our Board of Directors comprised solely of independent directors as required by the listing standards of the NYSE and rules and regulations of the SEC. The audit committee operates under a written charter approved by our Board of Directors, which is available on our website at https://cloudflare.NET. The composition of the audit committee, the attributes of its members, and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, KPMG, is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements with management and KPMG;

•	discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and

•

received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with KPMG its independence.

Based on the audit committee’s review and discussions with management and KPMG, the audit committee recommended to the Board of Directors that the audited financial statements be included in the 2025 Annual Report for filing with the SEC.

Respectfully submitted by the members of the audit committee of our Board of Directors:

Mark Hawkins (Chair)

Carl Ledbetter

Katrin Suder

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and this report and the information contained therein will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act.

PROPOSAL THREE:

ADVISORY VOTE TO APPROVE THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. For a discussion of the 2025 compensation of our named executive officers, see the section titled “Executive Compensation—Compensation Discussion and Analysis.”

The Say-on-Pay vote is advisory, and therefore is not binding on us, our compensation committee, or our Board of Directors. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.

You are encouraged to review the section titled “Executive Compensation” and, in particular, the section titled “Executive Compensation—Compensation Discussion and Analysis” in this Proxy Statement, which provides a comprehensive review of our executive compensation program and its elements, objectives, and rationale. We believe that the information provided in the section titled “Executive Compensation,” and in particular the information discussed in the section titled “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Philosophy and Objectives,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our named executive officers, requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board of Directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR:

APPROVAL AND ADOPTION OF AN AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

Our Board of Directors, acting upon the unanimous recommendation of the Special Committee, has determined that it is advisable, fair to, and in our best interests and the best interests of our stockholders to adjust our capital structure and make certain governance changes as follows:

•

Class C Non-Voting Common Stock Implementation. Authorizing a new class of non-voting common stock (“Class C common stock”) by amending the Current Certificate (as defined below) and, immediately upon the effectiveness of the amended and restated certificate of incorporation in the form attached as Appendix A-1 (the “New Certificate”) and pursuant to the New Certificate, (i) each share of Class A common stock issued and outstanding or held as treasury stock immediately prior to the effectiveness of the New Certificate, automatically and without further action by us or any stockholder, would be reconstituted and become one share of Class A common stock and one share of Class C common stock; and (ii) each share of Class B common stock issued and outstanding or held as treasury stock immediately prior to the effectiveness of the New Certificate, automatically and without further action by us or any stockholder, would be reconstituted and become one share of Class B common stock and one share of Class C common stock ((i) and (ii), collectively, the “Class C Split”). The Class C common stock would be identical to the Class A common stock, except that each share of Class C common stock would have no voting rights or power, except as otherwise required by applicable law. We expect that following the Class C Split, the Class C common stock would also be listed for trading on the New York Stock Exchange. As a result of the Class C Split, each security convertible or exercisable for Class A common stock or Class B common stock, including options and restricted stock units held by the Co-Founders, thereafter would each be a security or securities exercisable for or convertible into an equivalent number of shares of Class A common stock or Class B common stock (as applicable) and an equivalent number of shares of Class C common stock. The performance metrics for awards subject to goals related to the stock price of Class A common stock also will be appropriately adjusted to reflect the Class C Split.

•

Preferred Exchange. Designating a new series of our preferred stock as Series FF preferred stock (the “Series FF preferred stock”). The Series FF preferred stock would have the powers, preferences and rights, and the qualifications, limitations, or restrictions set forth in the Certificate of Designations of Series FF preferred stock, the full text of which is attached to this Proxy Statement as Appendix A-3 (the “Certificate of Designations”). In connection with the authorization of the Series FF preferred stock and after the filing and effectiveness of the New Certificate, we would enter into an Exchange Agreement, in substantially the form attached to this Proxy Statement as Appendix A-4, pursuant to which substantially all[1] of the shares of Class B common stock held by Mr. Prince, Ms. Zatlyn and certain of their related entities would be exchanged for (i) an equivalent number of shares of Series FF preferred stock and (ii) an equivalent number of shares of Class A common stock (collectively, the “Preferred Exchange”). The number of authorized shares of Series FF preferred stock, as well as the number of shares of the Co-Founders’ Class B common stock eligible to participate in the Preferred Exchange, will be determined and approved by

[1]

A sufficient number of shares of the Co-Founders’ Class B common stock would be excluded from the Preferred Exchange (and following the Preferred Exchange would be converted into shares of Class A common stock) such that following the Preferred Exchange, the combined voting power of Mr. Prince and his related entities and Ms. Zatlyn and her related entities would not exceed their combined voting power immediately prior to the Preferred Exchange.

the Board of Directors shortly before the filing of the Certificate of Designations and the consummation of the Preferred Exchange. All remaining shares of Class B common stock not participating in the Preferred Exchange, including shares of Class B common stock held by persons not affiliated with Mr. Prince or Ms. Zatlyn, would automatically be converted into an equivalent number of shares of Class A common stock following the completion of the Preferred Exchange in accordance with the election of the holders of Class B common stock and as permitted by our amended and restated certificate of incorporation (the “Class B Conversion”). As a result of the Class B Conversion, each security convertible into or exercisable for Class B common stock, including the options to purchase shares of Class B common stock held by Ms. Zatlyn, thereafter would be a security convertible into or exercisable for an equivalent number of shares of Class A common stock, and no shares of Class B common stock would remain outstanding or issuable upon the exercise, settlement or conversion of equity awards or convertible securities. For additional information on the terms of the Series FF preferred stock, including the circumstances in which the shares of Series FF preferred stock would be subject to redemption by us for no consideration, see the section of this Proposal Four titled “Description of Capital Stock.” Neither the designation of the Series FF preferred stock nor the Preferred Exchange requires stockholder approval, and we are not seeking any such approval.

•

Governance Changes. In connection with the authorization of the Class C common stock, the Class C Split, and the Preferred Exchange, we would also amend our Current Certificate (as defined below) (i) to require that any future issuances of shares of Class C common stock, having a fair market value greater than $100 million, as consideration for an acquisition be approved by a majority of the members of our Board of Directors who are designated as an independent director under rules of the stock exchange on which our securities are then listed (the “Independent Directors”) then in office and (ii) to provide for the equal treatment of shares of Class A common stock, Class B common stock, and Class C common stock in connection with certain fundamental transactions, such as certain mergers, combinations, and consolidations, and upon our liquidation, dissolution, or winding up. Our corporate governance guidelines also would be amended to require that a majority of the Board of Directors at all times consist of persons who (i) are Independent Directors, (ii) do not have any other relationship with us that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out director responsibilities, and (iii) in the opinion of the Board of Directors do not have a material relationship with Matthew Prince or Michelle Zatlyn. A “material relationship” means, in the opinion of the Board of Directors, a familial, financial, professional, employment, or other relationship that would reasonably be expected to impair the objectivity of a director’s judgment in respect of matters concerning Mr. Prince or Ms. Zatlyn. Such amendment of our corporate governance guidelines does not require stockholder approval, and we are not seeking any such approval.

As further described below, our Board of Directors believes that the authorization of Class C common stock, the Class C Split, the designation of the Series FF preferred stock, the consummation of the Preferred Exchange, and the foregoing governance changes will, among other things, benefit our company and our stockholders by (1) allowing us to maintain focus on the Co-Founders’ long-term vision, (2) incentivizing the Co-Founders to remain in leadership roles with us, (3) providing other benefits to the holders of shares of Class A common stock, in each case as described further below, and (4) enhancing director independence criteria and independent director oversight over our capital and governance structure. In addition, the Class C common stock will be available for use for, among other things, strategic initiatives, including acquisitions, and the issuance of future equity awards to our employees and service providers.

New Certificate

The authorization of Class C common stock and the Class C Split will require us to amend our existing amended and restated certificate of incorporation (the “Current Certificate”). However, the implementation of the Preferred Exchange, including the filing of the Certificate of Designations, the execution of the Exchange

Agreement, and the issuance of the Series FF preferred stock, will not require stockholder approval, and we are not seeking any such approval. Acting upon the recommendation of the Special Committee, our Board of Directors unanimously adopted resolutions approving and declaring advisable, and recommending that our stockholders adopt and approve, the New Certificate. The principal amendments to our Current Certificate, as reflected in the New Certificate and further described in the proposals set forth below, are as follows:

•	to authorize 2,250,000,000 shares of Class C common stock;

•	to increase the authorized shares of Class A common stock from 2,250,000,000 to 4,500,000,000;

•	to increase the authorized shares of preferred stock from 225,000,000 to 450,000,000;

•	to implement the Class C Split;

•

to provide for the equal treatment of shares of Class A common stock, Class B common stock, and Class C common stock in connection with certain fundamental transactions, such as certain mergers, combinations, and consolidations, and upon our liquidation, dissolution, or winding up; and

•

to require the approval of a majority of the Independent Directors then in office for any acquisition in which we would propose to issue shares of Class C common stock as the consideration in such acquisition with a fair market value in excess of $100,000,000.

Stockholders will vote to approve and adopt our New Certificate, the full text of which is attached to this Proxy Statement as Appendix A-1. As part of their vote on the New Certificate, our stockholders are being asked to vote separately on each of the following Proposals 4A through 4F, which describe the principal amendments to our Current Certificate and which collectively comprise this Proposal Four:

•

Proposal 4A—The approval and adoption of amendments to the Current Certificate to establish the Class C common stock. This proposal is to approve and adopt amendments to the Current Certificate to establish and authorize 2,250,000,000 shares of Class C common stock, to establish the powers and rights and qualifications, limitations, and restrictions of the shares of Class C common stock, and to set forth certain other clarifying changes as set forth in the New Certificate.

•

Proposal 4B—The approval and adoption of amendments to the Current Certificate to increase the number of authorized shares of Class A common stock from 2,250,000,000 to 4,500,000,000. This proposal is to approve and adopt amendments to the Current Certificate to accommodate the potential conversion of all shares of Class B common stock and Class C common stock, including shares of Class C common stock issued in connection with the proposed Class C Split, into Class A common stock by increasing the number of authorized shares of Class A common stock from 2,250,000,000 to 4,500,000,000.

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Proposal 4C—The approval and adoption of amendments to the Current Certificate to increase the number of authorized shares of preferred stock from 225,000,000 to 450,000,000. This proposal is to approve and adopt amendments to the Current Certificate to maintain the approximate ratio of our authorized preferred stock to our authorized Class A common stock.

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Proposal 4D—The approval and adoption of amendments to the Current Certificate to implement the Class C Split. This proposal is to approve and adopt amendments to the Current Certificate such that (i) each share of Class A common stock issued and outstanding or held as treasury stock immediately prior to the effectiveness of the New Certificate, automatically and without further action by us or any stockholder, would be reconstituted and become one share of Class A common stock and one share of Class C common stock; and (ii) each share of Class B common stock issued and outstanding or held as treasury stock immediately prior to the effectiveness of the New Certificate, automatically and without further action by us or any stockholder, would be reconstituted and become one share of Class B common stock and one share of Class C common stock.

•	Proposal 4E—The approval and adoption of amendments to the Current Certificate to provide for the equal treatment of shares of Class A common stock, Class B common stock, and Class C common stock in connection with dividends and distributions, certain transactions, and upon our liquidation, dissolution, or winding up. This proposal is to approve and adopt amendments to the Current Certificate to provide that, except as provided in the New Certificate, the holders of Class A common stock, Class B common stock, and Class C common stock shall be entitled to receive, on a per share basis, the same form and amount of dividends and other distributions. However, our Board of Directors may pay or make a disparate dividend or distribution per share of Class C common stock if approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock, and Class C common stock, each voting separately as a class.

Moreover, in the event of certain mergers or similar business combinations, or in the event of certain tender or exchange offers by a third party pursuant to an agreement to which we are a party, the holders of shares of Class A common stock, Class B common stock, and Class C common stock will receive the same form of consideration and the same amount of consideration on a per share basis unless different treatment of the shares of Class C common stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock and Class C common stock, each voting separately as a class. However, shares of such classes may receive or have the right to elect to receive different or disproportionate consideration in connection with any such merger, combination, or tender or exchange offer if the only difference in the per share consideration is that any securities distributed to the holder of a share of Class C common stock have no voting rights or power. See the section titled “Description of Capital Stock—Common Stock—Equal Status” for more information.

In addition, upon a liquidation, dissolution, or winding up, all shares of Class A common stock, Class B common stock, and Class C common stock will be entitled to receive ratably, on a per share basis, all of our assets available for distribution to the stockholders unless different treatment of the shares of Class C common stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock, and Class C common stock, each voting separately as a class. See “Description of Capital Stock—Common Stock—Right to Receive Liquidation Distributions” for more information and “ —Preferred Stock—Series FF Preferred Stock—Right to Receive Liquidation Distributions” for a discussion of the liquidation preference for the Series FF preferred stock. Following the completion of the Capitalization Changes (as defined below), no Class B common stock will remain outstanding.

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Proposal 4F—The approval and adoption of amendments to the Current Certificate to require the approval of a majority of the Independent Directors then in office for any acquisition in which we would propose to issue shares of Class C common stock as consideration for such acquisition with a fair market value in excess of $100,000,000. This proposal is to approve and adopt an amendment to the Current Certificate to provide that any acquisition of an entity or the business or assets of an entity by us or any of our subsidiaries (whether by merger, consolidation, acquisition of stock or otherwise, and whether in a single transaction or series of related transactions) in which we propose to issue shares of Class C common stock in consideration therefor with a fair market value in excess of $100,000,000 (as determined by a majority of the Independent Directors then in office) must be approved by a majority of the Independent Directors then in office.

The approval of each of Proposals 4A through 4F is required to approve and adopt the New Certificate, and each is an integral element of the New Certificate. Accordingly, the implementation of each of Proposals 4A through 4F, comprising this Proposal Four, is cross-conditioned upon the approval by our stockholders of all of the proposals comprising this Proposal Four. None of the actions contemplated by this Proposal Four will be implemented if any of Proposal 4A, 4B, 4C, 4D, 4E, or 4F is not approved by our stockholders. In this Proxy Statement, when we refer to the approval and adoption of the New Certificate, we are referring to our stockholders approving and adopting the amendment and restatement of our Current Certificate by approving each of the proposals comprising this Proposal Four, which will collectively constitute approval of this Proposal Four. The proposals set forth above describe the principal amendments to our Current Certificate that require a vote of our stockholders. Even if specific amendments to the New Certificate that require a stockholder vote are not fully described above, the approval of each of the proposals comprising Proposal Four shall constitute the requisite approval and adoption of the New Certificate, in the form attached to this Proxy Statement as Appendix A-1, as required by Delaware law. Accordingly, you should read the full text of the New Certificate.

The description of the New Certificate in this Proxy Statement is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Certificate which is attached to this Proxy Statement as Appendix A-1. For convenience of reference, a copy of the New Certificate showing the changes from the Current Certificate, with deleted text shown in strikethrough and added or moved text shown as underlined, is attached to this Proxy Statement as Appendix A-2.

If the New Certificate is adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of the State of Delaware prior to the end of the third quarter of 2026. The New Certificate will be effective immediately upon filing with the Secretary of State or at such later time as is specified in the New Certificate (the “Effective Date”). Our Board of Directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

Following the filing of the New Certificate, our Board of Directors intends that all outstanding stock options and RSUs granted pursuant to our 2010 Plan, 2019 Plan, the ESPP, the Area 1 Security, Inc. 2013 Stock Incentive Plan (the “Area 1 Plan” and collectively with the 2010 Plan, 2019 Plan, and ESPP, our “Equity Plans”) and any equity awards granted outside of such equity-based plans will be adjusted as described under “Certain Other Effects of Class C Split-Effect on Equity-Based Incentive Plans and Outstanding Equity Awards.” In addition, as described in Proposal Five and Proposal Six, we are also asking our stockholders to approve the amendment and restatement of our 2019 Plan and ESPP, respectively, to reflect our new capital structure and make certain other amendments.

As more fully explained below, the Class C Split will not initially affect the relative voting power or economic interest of any stockholder. However, we expect that the market price for the shares of our Class A common stock will generally reflect the effect of a two-for-one forward stock split.

The shares of Class A common stock will continue to trade on NYSE after the Class C Split. We intend to apply to list the shares of Class C common stock on NYSE. The listing of the shares of Class C common stock on NYSE is subject to NYSE’s approval of such listing applications and notices, which will be conditioned upon our satisfaction of certain listing requirements. We believe that we will be able to satisfy these listing requirements. Assuming that the Class C Split occurs, we expect the market price of shares of Class C common stock to initially be approximately equal to the market price of shares of Class A common stock (as such price is adjusted as a result of the Class C Split).

The Special Committee and our Board of Directors believe that the adoption of the New Certificate, the Certificate of Designations, the Preferred Exchange, and the Class C Split (collectively, the “Capitalization Changes”), will have a number of benefits for us and our stockholders, but could also result in a number of potential negative consequences. See “Reasons for the Capitalization Changes” below.

As a result of their holdings of more than a majority of our total outstanding voting power as of the Record Date, the Co-Founders (together with their affiliates) have the power to approve and adopt the New Certificate without the affirmative vote of any other stockholder.

The Special Committee

The Special Committee was established in October 2025 as a committee of our Board of Directors to consider and evaluate the Potential Governance Alternatives.

Among other things, our Board of Directors expressly delegated to the Special Committee the authority to negotiate (or oversee the negotiation of) and to reject the Potential Governance Alternatives. The Board of

Directors also authorized the Special Committee to retain, at our expense, such legal, financial, and other advisors, consultants, and experts as the Special Committee determined to be necessary or appropriate to assist and advise the Special Committee in performing its responsibilities, and to enter into contracts with such advisors, consultants, and experts for their compensation, reimbursement of expenses, and indemnification. The Board of Directors also resolved that the Special Committee would have the power to authorize and direct the appropriate officers of the Company to provide such information and assistance as may be requested by the Special Committee in the exercise of its responsibilities.

Our Board of Directors appointed Drs. Lakhani and Suder and Mr. Sandell as members of the Special Committee. Following the establishment of the Special Committee, the members of the Special Committee appointed Dr. Lakhani as Chair of the Special Committee. Our Board of Directors also made the Special Committee Independence Determinations.

Background

The following chronology summarizes the material meetings and events that led to the approval of the Transaction Documents. This chronology does not purport to catalogue every conversation of, or among, our Board of Directors, the Special Committee, Matthew Prince, our Co-Founder, Co-Chair of our Board of Directors, and our Chief Executive Officer (“CEO”), Michelle Zatlyn, our Co-Founder, Co-Chair of our Board of Directors and our President or our, the Special Committee’s, or the Co-Founders’ advisors and other parties regarding these matters.

The Board of Directors has monitored and periodically evaluated the optimal governance structure for us in order to empower and incentivize the Co-Founders and to create and maximize value for our stockholders as a whole. In late 2025, the Board of Directors desired to evaluate whether we had the appropriate capital structure in place to facilitate our next growth cycle at this time, with the goals of incentivizing the Co-Founders to continue to guide us and our long-term strategy, permitting appropriate levels of liquidity and diversification for the Co-Founders, and ensuring that we have a capital structure that enables smart and flexible approaches to capital allocation.

On October 15, 2025, the Board of Directors held a regular meeting, with members of our management and a representative of Wilson Sonsini Goodrich & Rosati, P.C. (“Wilson Sonsini”), our outside legal advisor, present. The Board of Directors discussed, among other things, our current corporate governance and capital structure and the possibility of changing our current governance and capital structure. The Board of Directors also discussed forming a special committee to undertake this process in light of the Co-Founders’ positions within our company and their significant beneficial ownership of our common stock and related voting power.

On October 28, 2025, the Board of Directors adopted resolutions, by unanimous written consent, which, among other things established the Special Committee, consisting of Dr. Karim Lakhani, Mr. Scott Sandell and Dr. Katrin Suder, and made the Special Committee Independence Determinations. The Board of Directors also delegated to the Special Committee the power and authority, among other things, to (a) consider, review and evaluate the advisability of the Potential Governance Alternatives, (b) negotiate (or oversee the negotiation of) the structure, size, form, terms and conditions of any Potential Governance Alternative, (c) approve or reject, or recommend to the Board of Directors for approval or rejection, any Potential Governance Alternative, and (d) do all things that may, in the judgment of its members, be deemed necessary, appropriate or advisable to assist the Special Committee in carrying out its responsibilities in connection with or with respect to the Potential Governance Alternatives.

On December 4, 2025, the Special Committee held a meeting by videoconference with representatives of Wilson Sonsini in attendance and with representatives of Potter Anderson & Corroon LLP (“Potter Anderson”) in attendance for a portion of the meeting. Representatives of Wilson Sonsini provided the Special Committee with an overview of their fiduciary duties under Delaware law and related governance considerations. The Special

Committee also interviewed Potter Anderson to serve as the Special Committee’s independent legal advisor, and the representatives of Potter Anderson provided an overview of their qualifications, experience and expertise with respect to special committee assignments and corporate governance/capital structure transactions involving potential conflicts of interest. The Special Committee and representatives of Potter Anderson discussed the Special Committee’s mandate, role and objectives with respect to the Potential Governance Alternatives and a potential framework to evaluate such alternatives. In the portion of the meeting that did not include Potter Anderson, the Special Committee elected Dr. Lakhani to serve as chair of the Special Committee and delegated to Dr. Lakhani the authority to interview other possible independent counsel candidates to advise the Special Committee to ensure that the Special Committee made an appropriately informed decision in engaging counsel.

On January 6, 2026, at the direction of the Special Committee, the Chair of the Special Committee interviewed two other law firms to serve as potential counsel to the Special Committee. On January 7, 2026, the Special Committee held a meeting by videoconference with representatives of Wilson Sonsini in attendance. At that meeting, the Special Committee determined to engage Potter Anderson as its independent legal counsel in connection with its evaluation of the Potential Governance Alternatives. The Special Committee also noted that Potter Anderson only had prior engagements with separate committees of the Board of Directors involving only independent directors, had not previously represented Cloudflare or the Co-Founders, and was able to serve as an independent legal advisor to the Special Committee.

On January 13, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson and Wilson Sonsini in attendance. At the meeting, representatives of Potter Anderson reviewed with the Special Committee, among other things, the disinterestedness of each Special Committee member and discussed the process for engaging an independent financial advisor for the Special Committee. The Special Committee also confirmed that each member of the Special Committee was a “disinterested director” for purposes of Section 144 of the DGCL. The Special Committee and representatives of Wilson Sonsini and Potter Anderson also reviewed and discussed certain selected corporate governance transactions, the key governance changes in these transactions and preliminary considerations for the Special Committee. The Special Committee then delegated to Dr. Lakhani the authority to interview possible independent financial advisors, to report to the Special Committee on the interviews, and to recommend the engagement of a financial advisor to the Special Committee.

At the direction of the Special Committee, representatives of Potter Anderson contacted three investment banks between January 13, 2026 and January 22, 2026 to interview to serve as the Special Committee’s independent financial advisor in connection with its evaluation of the Potential Governance Alternatives. As part of that outreach, Centerview Partners LLC (“Centerview”) provided a relationships disclosure memorandum on January 16, 2026, which confirmed that, since January 1, 2024, Centerview had not been engaged on a fee-paying basis to perform financial advisory work for Cloudflare, the Co-Founders or their affiliated entities and had not received any fees from such parties.

On January 22, 2026, at the direction of the Special Committee, the Chair of the Special Committee interviewed three investment banks, including Centerview, to serve as the Special Committee’s independent financial advisor, with the representatives of Potter Anderson and Wilson Sonsini attending these interviews. Each of the investment banks interviewed provided an overview of their qualifications, experience, and expertise with respect to special committee assignments and corporate governance/capital structure restructuring transactions. The Chair of the Special Committee subsequently met with representatives of Potter Anderson and Wilson Sonsini on January 23, 2026 to discuss the three financial advisor interviews and determined to recommend that the Special Committee engage Centerview as the Special Committee’s independent financial advisor.

On January 28, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson and Wilson Sonsini in attendance. The Chair of the Special Committee delivered his recommendation that the Special Committee engage Centerview as the Special Committee’s independent financial advisor. The Chair of the Special Committee also confirmed that Centerview had provided the Special Committee with a relationships disclosure memorandum that stated that, since January 1, 2024, Centerview had not been engaged on a fee-paying basis to perform financial advisory work for Cloudflare, the Co-Founders or their affiliated entities and had not received any fees from such parties. After discussion, the Special Committee determined to engage Centerview based upon, among other things, Centerview’s qualifications, experience, and expertise, including with respect to, among other things, advising special committees of boards of directors and advising on corporate governance/capital structure restructuring transactions. An engagement letter for Centerview to serve as the independent financial advisor to the Special Committee was executed on March 13, 2026.

Also, on January 28, 2026, the Board of Directors held a regularly scheduled meeting, with representatives of our management and Wilson Sonsini in attendance. At the meeting, the Board of Directors approved the compensation for the members of the Special Committee, which consisted of (i) each Special Committee member receiving a monthly fee of $7,500, capped at a maximum of $22,500; (ii) the Chair of the Special Committee receiving a monthly fee of $10,000, capped at a maximum of $30,000; and (iii) each Special Committee member, including the Chair, receiving a per meeting fee of $1,500, capped at a maximum of $15,000. The monthly fees for the Special Committee’s service began effective January 1, 2026.

On February 14, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee reviewed its objectives with respect to its evaluation of the Potential Governance Alternatives, including a condition that the Co-Founders remain engaged with us in a meaningful way for the foreseeable future and incentivizing them to drive our performance during this time period. Representatives of Centerview provided an overview of a potential framework for identifying and evaluating the Potential Governance Alternatives. Representatives of Centerview also discussed key questions for structuring a Potential Governance Alternative and a preliminary, non-exhaustive list of Potential Governance Alternatives. Representatives of Centerview reviewed our current capital and governance structure with the Special Committee, including its current dual-class stock structure.

On March 5, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee and a representative of Potter Anderson discussed how future issuances of Class A common stock in connection with employee and management equity awards or other corporate purposes (such as potential acquisitions) and future periodic conversions of shares of Class B common stock held by the Co-Founders and the ultimate sale of the shares of Class A common stock issuable upon such conversion, in each case, would impact the Co-Founders’ collective voting power. Representatives of Centerview reviewed with the Special Committee certain aggregate voting power analyses. At the time of the presentation, the Co-Founders held approximately 51% of our outstanding voting power and approximately 70% of the shares of Class B common stock that they held at the time of our initial public offering (the “IPO”). Representatives of Centerview also reviewed with the Special Committee a list of Potential Governance Alternatives, which included, among other things, an exchange of Class B common stock held by the Co-Founders for a new series of preferred stock with nine votes per share and no economic interest and one share of Class A common stock and the creation and issuance of a new class of nonvoting common stock. The representatives of Centerview provided Centerview’s observations on these Potential Governance Alternatives and the benefits and considerations of such alternatives. The Special Committee and a representative of Potter Anderson also discussed potential control at various levels of ownership under Delaware law, including those below 50%, and related governance and other considerations.

On March 9, 2026, certain members of the Special Committee and representatives of each of Potter Anderson and Centerview met with the Co-Founders to provide the Co-Founders with an opportunity to express their perspectives on any negotiated transaction, including their views as to an appropriate level of voting power that would allow them to continue to guide us and our long-term strategy.

On March 16, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee discussed the March 9 meeting with the Co-Founders and how it informed their evaluation of Potential Governance Alternatives.

Representatives of Centerview continued to review with the Special Committee Potential Governance Alternatives, including case studies of situations where public companies had implemented a new class of nonvoting stock. The Special Committee and a representative of Potter Anderson also identified general categories of concessions to seek from the Co-Founders in connection with any Potential Governance Alternative, which included service conditions, capital-at-risk requirements, and corporate governance enhancements. The Special Committee recognized that it had an opportunity to incentivize the Co-Founders to remain actively engaged with us for the long term in their leadership and Board of Directors roles and, if they left those roles, to have the ability to down-convert their Class B common stock to Class A common stock. The representatives of Centerview discussed how the Potential Governance Alternatives that Centerview had identified would address the Special Committee’s objectives and provided Centerview’s views on which Potential Governance Alternatives may merit further evaluation by the Special Committee in light of the Special Committee’s objectives. After discussion of Potential Governance Alternatives to potentially pursue, the Special Committee determined to move forward with a proposal that would permit the Co-Founders to exchange each of their outstanding shares of Class B common stock for one share of a new series of non-economic preferred stock with nine votes per share and one share of Class A common stock (the “Voluntary Co-Founder Class B Exchange”) and the proposal to create and issue a new class of nonvoting common stock (the “Nonvoting Common Stock Proposal”).

On March 29, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. Representatives of Wilson Sonsini reviewed the potential applicability of the voting rights policy and shareholder approval policy of the NYSE to the Voluntary Co-Founder Class B Exchange and Nonvoting Common Stock Proposal and recommended that the Special Committee and its advisors consult with NYSE in connection with its consideration of these proposals. The representatives of Centerview then reviewed with the Special Committee a range of concessions potentially to seek from the Co-Founders, and after discussion, the Special Committee determined to seek the following concessions: (i) a service condition by the Co-Founders to maintain their current executive management role and service as Executive Chair or Co-Executive Chair of the Board of Directors; if one of them departed from a management position but maintained his or her seat on the Board of Directors, the independent directors on the Board of Directors would have the authority to determine whether all shares of the new series of preferred stock would be redeemed, which decision could be revisited every three years, and if both Co-Founders departed from their Board of Directors and management positions, the entire series of preferred stock would be redeemed for a nominal amount (the “Initial Service Condition”); (ii) a commitment by the Co-Founders to retain at least 50% of their current economic interest at the time of the preferred stock issuance (the “Initial Capital-At-Risk Requirement”); (iii) a requirement that a majority of the Board of Directors be comprised of independent directors, as determined by NYSE listing rules; and (iv) any issuance of over $100 million of Class C common stock to fund an acquisition would require approval by a majority of the independent directors of the Board of Directors (the “Class C Issuance Requirement”).

On April 2, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee and representatives of each of Potter Anderson and Centerview reviewed the proposed terms for the Special Committee’s proposal to the Co-Founders, including certain additional or revised corporate governance enhancements such as (i) a majority of the Board of Directors would be required to be comprised of independent directors, as determined by NYSE listing rules, and also “disinterested directors” under Section 144 of the DGCL with respect to each of the Co-Founders (the “Director Independence Requirements”); (ii) we would commit not to rely on controlled-company governance accommodations, even if available (the “Controlled Company Exceptions”); and (iii) the preferred stock resulting from the Voluntary Co-Founder Class B Exchange would not be transferable, subject to any negotiated permitted transfers. The Special Committee also determined to revise the proposal such that the Co-Founders would now be required to exchange each of their outstanding shares of Class B common stock for one share of a new series of non-economic preferred stock with nine votes per share and one share of Class A common stock (as revised, the “Co-Founder Class B Exchange Proposal”), as compared to the Voluntary

Co-Founder Class B Exchange, which would have permitted the Co-Founders to decide whether or not (and to what extent) to exchange their shares of Class B common stock. Representatives of Centerview also presented certain analysis of companies with dual-class stock structures and provided an overview of a range of academic research analyzing whether dual-class stock structures are correlated to value creation. The Special Committee expressed its view that our dual-class stock structure and the Co-Founders’ voting control had played a significant role in our performance since our IPO, and the Special Committee asked the representatives of Potter Anderson to contact an academic expert, who specialized in analyzing the performance of dual-class companies, to better understand the correlation between our dual-class stock structure and founder control on our value creation.

On April 5, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, Centerview, and Jeffrey A. Sonnenfeld, an academic expert on dual-class stock structures and the performance of companies with such structures. Professor Sonnenfeld presented on his research and analyses on the performance of companies with dual-class stock structures and the attributes of companies that have performed well with dual-class stock structures. He also conveyed that the Co-Founders were the type of founders that dual-class stock structures were designed to enable and that he believed that the dual-class stock structure was beneficial to us and would allow our management to make capital allocation decisions with an eye towards long-term priorities and to make profitable investments in our future performance. He also reviewed different circumstances where dual-class stock structures did not work well, such as when founder owners age into infirmity but refuse to relinquish control or when ill-prepared descendants of founders take over companies without any experience or background. He further observed that none of the most common pitfalls for dual-class stock structures were present in our case. After Professor Sonnenfeld’s departure from the meeting, the Special Committee members discussed their perspectives on our dual-class structure and the alignment between Professor Sonnenfeld’s observations, research, and analysis with the characteristics of our company and determined to move forward with presenting a proposal to the Co-Founders.

On April 9, 2026, representatives of the Special Committee and Centerview met with Mr. Prince to discuss the Special Committee’s proposal, which included the Co-Founder Class B Exchange Proposal, the Nonvoting Common Stock Proposal, the Initial Service Condition, the Initial Capital-At-Risk Requirement, and the corporate governance concessions discussed at the Special Committee’s March 29 and April 2 meetings (collectively, the “Special Committee Proposal”). During this meeting, Mr. Prince provided preliminary feedback and asked certain clarifying questions regarding the Special Committee Proposal.

On April 10, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee and representatives of Centerview discussed the preliminary feedback and Mr. Prince’s questions. The Special Committee also authorized the Chair of the Special Committee to re-engage with Mr. Prince and directed the representatives of Potter Anderson and Wilson Sonsini to meet with the Co-Founders’ legal counsel to discuss such matters.

On April 10 and April 17, 2026, the Chair of the Special Committee and Mr. Prince had discussions regarding a potential outreach to NYSE regarding the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal and a potential framework and timeline for pursuing one or both proposals depending on NYSE’s response to the Co-Founder Class B Exchange Proposal, the Nonvoting Common Stock Proposal, and an agreement being reached between the Special Committee and the Co-Founders.

On April 21, 2026, representatives of Potter Anderson and Wilson Sonsini met with a representative of the Co-Founders’ legal counsel, McDermott Will & Schulte LLP (“McDermott”), to discuss the Special Committee Proposal and a potential timeline for presenting those proposals that required a stockholder vote to our stockholders.

On April 22, 2026, the Board of Directors held a regularly scheduled meeting with representatives of our management and Wilson Sonsini in attendance. At the meeting, Dr. Lakhani provided a status update on the Special Committee process.

Between April 22 and May 20, 2026, representatives of Wilson Sonsini, Potter Anderson and, following its engagement by the Co-Founders as additional counsel, Cooley LLP (“Cooley”), engaged with NYSE regarding the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal, including the potential application of the NYSE voting rights policy and stockholder approval policy to the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal and the concessions to be sought from the Co-Founders in connection with implementing these proposals.

Further, on April 22, 2026, representatives of Potter Anderson and Wilson Sonsini met with a representative of McDermott to discuss the Special Committee Proposal, and a representative of McDermott provided initial feedback from the Co-Founders regarding the Special Committee’s proposed terms, including that the Co-Founders expected to propose revisions to the Initial Service Condition.

On April 25, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The representatives of Wilson Sonsini reviewed a structure for issuing the shares of nonvoting common stock, which would involve a stock split reconstituting each outstanding share of Class A common stock into one share of Class A common stock and one share of Class C common stock and align with our existing debt arrangements. The representatives of Wilson Sonsini also briefed the Special Committee on the discussions with the NYSE regarding the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal and a representative of McDermott regarding the Special Committee Proposal.

On April 27, 2026, a representative of McDermott sent the Co-Founders’ counterproposal to representatives of Potter Anderson and Wilson Sonsini. The Co-Founders’ counterproposal requested changes to the Special Committee’s service condition proposal, its capital-at-risk proposal, and certain of its corporate governance terms. For the service condition requirements, the Co-Founders requested that:

(a) if one Co-Founder departed his or her management role and the Board of Directors, either voluntarily or involuntarily (disability, death or otherwise), while the other Co-Founder continued to serve in a management role and/or on the Board of Directors, the remaining Co-Founder could vote the departed Co-Founder’s shares,

(b) if both Co-Founders voluntarily departed from management and ceased to serve as directors on the Board of Directors, then the independent directors on the Board of Directors had the authority to determine whether the entire series of preferred stock should be redeemed for a nominal amount and retired and, if the independent directors on the Board of Directors permitted the series of preferred stock to remain outstanding, then such decision could be revisited every three years, and

(c) if both Co-Founders involuntarily ceased to serve due to permanent disability or death, the preferred stock would be redeemed for a nominal amount and retired (collectively, the “Initial Founder Service Condition Proposal”).

For the capital-at-risk requirements, the Co-Founders requested that (a) if the Co-Founders’ economic interest was less than 10% of their combined economic interest at the time of the preferred stock issuance, then all preferred stock would be redeemed for a nominal amount and retired (the “Initial Founder Economic Percentage Requirement”), and (b) if the Co-Founders sell or transfer to an unrelated entity more than 50% of their preferred shares held in the aggregate immediately following the preferred stock issuance, then the independent directors on the Board of Directors had the authority to determine whether the entire series of preferred stock should be redeemed for a nominal amount and retired and if the independent directors on the Board of Directors permitted the series of preferred stock to remain outstanding, then that decision could be revisited every three years (the “Unrelated Transfer Exception”) (collectively, the “Initial Founder Capital-At-Risk Requirement”). Finally, the Co-Founders’ counterproposal accepted the Director Independence Requirements and the Class C Issuance Requirement but rejected the Controlled Company Exceptions and revised the exceptions to the transfer restrictions for the preferred stock to exclude existing Permitted Transfers (as defined under our current certificate of incorporation) (collectively, with the Initial Founder Service Condition Proposal and the Initial Founder Capital-At-Risk Requirement, the “April 27 Founder Counterproposal”).

On April 28, 2026, representatives of each of Potter Anderson, Wilson Sonsini, and McDermott met to discuss the April 27 Founder Counterproposal and to permit the representatives of Potter Anderson and Wilson Sonsini to ask clarifying questions regarding such counterproposal.

On April 29, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee and representatives of Potter Anderson and Centerview discussed the April 27 Founder Counterproposal and potential responses thereto, including (i) rejecting the Initial Founder Capital-At-Risk Requirement and reaffirming its prior Initial Capital-At-Risk Requirement, (ii) reinstating the Controlled Company Exceptions, and (iii) adding a new term that would require that the Co-Founders reach an agreement with the Special Committee on a mechanism to neutralize the 0.5% increase in their voting power by virtue of the Co-Founder Class B Exchange Proposal and the end of our existing dual-class stock structure (the “Neutralizing Requirement”). They also discussed a revised approach with respect to the service condition requirements where (i) the preferred stock would remain outstanding so long as the Co-Founders remained in their current managerial roles and (ii) if one Co-Founder left his or her managerial role and the other Co-Founder continued to serve in his or her current managerial role, then the preferred stock would remain outstanding, and the remaining person would have the ability to vote the departed person’s preferred stock. Under this revised service condition proposal, however, a majority of the independent directors on the Board of Directors would have the authority to determine, at any point within the one year anniversary date of the departed person ceasing to serve in his or her managerial role, whether it is in the best interests of our company and our stockholders unaffiliated with the Co-Founders for the preferred stock to remain outstanding, and that decision could be revisited on an annual basis. The Special Committee noted that its revised service condition proposal was intended to motivate the Co-Founders to remain actively engaged in their management positions but to also provide the independent directors on the Board of Directors with the ability to consider the redemption or forfeiture of the preferred stock in the event that the service conditions were not met.

On April 30, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. A representative of Wilson Sonsini briefed the Special Committee on a recent meeting with NYSE, including NYSE’s indication that the Co-Founder Class B Exchange Proposal would not require a vote of our stockholders under NYSE’s stockholder approval policy if such proposal was consistent with NYSE’s voting rights policy. The Special Committee and the representatives of Potter Anderson and Centerview then discussed the terms for a response to the April 27 Founder Counterproposal based on the discussion at the Special Committee meeting held the prior day, including all of the terms where the Special Committee and the Co-Founders had already reached an agreement and the inclusion of the Class C Split as the mechanism to implement the Nonvoting Common Stock Proposal. For a revised service condition requirement, the Special Committee proposed that the preferred stock:

(i) would remain outstanding if the Co-Founders served in their current executive management roles or another C-suite position approved by the independent directors on the Board of Directors (collectively, an “Approved Management Role”) and continued to serve as Co-Chairs of the Board of Directors,

(ii) could remain outstanding if either of the Co-Founders left his or her Approved Management Role and the other remained in an Approved Management Role, with the remaining person also permitted to vote the departed person’s shares, but that the independent directors on the Board of Directors, within a year of such departure, could determine that it was in the best interests of our company and our stockholders unaffiliated with the Co-Founders to redeem and retire the preferred stock, and to cause such redemption, with such decision to be revisited on a yearly basis, and

(iii) would be redeemed and retired if both of the Co-Founders no longer served in an Approved Management Role.

For the capital-at-risk requirement, the Special Committee determined to reaffirm the Initial Capital-At-Risk Requirement and reject the Unrelated Transfer Exception. For the corporate governance enhancements, the

Special Committee proposed to (i) reinsert the Controlled Company Exception as a corporate governance enhancement, (ii) reinsert the Neutralizing Requirement and (iii) add an equal treatment provision where the Class C common stock and the Class A common stock would be treated equally in connection with mergers, consolidations, or reorganizations (the “Class A/C Equal Treatment Provision”) (collectively, the foregoing terms in this paragraph being, the “Special Committee Response”). The Special Committee also authorized a member of the Special Committee to deliver this response to Mr. Prince and for the representatives of Potter Anderson to deliver a written response following such meeting.

On April 30, 2026, a member of the Special Committee met with Mr. Prince to preview the Special Committee Response and the Special Committee’s rationale for certain components therein.

On May 2, 2026, a member of the Special Committee met with Mr. Prince to further preview the Special Committee Response and the Special Committee’s rationale for certain components therein. After this, the representatives of Potter Anderson delivered the Special Committee Response to McDermott and the Co-Founders.

Also, on May 2, 2026, a representative of McDermott sent a revised counterproposal from the Co-Founders to representatives of Potter Anderson and Wilson Sonsini. This counterproposal sought to revise the Special Committee’s approach on the service condition requirements in the Special Committee Response as follows:

(i) if both Co-Founders maintain their current executive management roles or serve in an Approved Management Role or serve as directors on the Board of Directors, then the preferred stock remains outstanding,

(ii) if one Co-Founder ceases to serve in an Approved Management Role and ceases to serve as a director, either voluntarily or involuntarily (disability, death or otherwise), and the other Co-Founder continues to serve in an Approved Management Role or as a director, the preferred stock will remain outstanding and the remaining Co-Founder has the right to vote the departed Co-Founder’s preferred shares,

(iii) if both Co-Founders voluntarily cease to serve in an Approved Management Role and cease to serve as directors, the preferred stock will remain outstanding, provided, however, that a majority of the independent directors on the Board of Directors would have the ability to determine, at any point within the one-year anniversary date of such event, that it is in the best interests of our company and our stockholders unaffiliated with the Co-Founders that the preferred stock be automatically forfeited or redeemed for no consideration and retired, and to cause such forfeiture or redemption, and the independent directors on the Board of Directors could reconsider that decision every three years, and

(iv) if the preferred stock is outstanding and both Co-Founders die or become permanently disabled, then the preferred stock would be automatically forfeited or redeemed for no consideration and retired.

This counterproposal also revised the Special Committee’s proposed approach on the capital-at-risk requirement in the Special Committee Response by reinserting the Initial Founder Economic Percentage Requirement. Finally, this counterproposal also rejected the Controlled Company Exceptions and indicated that the Co-Founders wanted to discuss the Neutralizing Requirement (collectively, the foregoing terms in this paragraph being, the “Co-Founders’ May 2 Counterproposal”).

On May 3, 2026, representatives of the Special Committee met with the Co-Founders to discuss the Special Committee Response and the Co-Founders’ May 2 Counterproposal.

Also, on May 3, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, Centerview, and Stacey Cunningham and Carl Ledbetter, each an independent director on the Board of Directors, in attendance. The Special Committee invited Mr. Ledbetter and Ms. Cunningham to attend this meeting to update them on the Special Committee’s progress and the open issues in the negotiations and to receive their feedback on the path forward. The Special Committee and representatives of Potter Anderson and Centerview reviewed the Co-Founders’ May 2 Counterproposal and developed a proposed Special Committee response that included a revised service condition requirement whereby:

(a) during the first five years following the implementation of the Co-Founder Class B Exchange Proposal, the preferred stock would remain outstanding if:

(1) Mr. Prince is the CEO and Ms. Zatlyn is our President or a member of the Board of Directors,

(2) in the event that Mr. Prince leaves the position of CEO and remains on the Board of Directors, if Ms. Zatlyn remains President, becomes CEO, or holds another C-suite position approved by the Board of Directors (collectively, a “Qualifying Officer”), or

(3) in the event that one Co-Founder dies or is disabled, if the other Co-Founder remains as CEO, in the case of Mr. Prince, or a Qualifying Officer, in the case of Ms. Zatlyn;

(b) during the first five years following the implementation of the Co-Founder Class B Exchange Proposal, the independent directors on the Board of Directors may elect to cause the automatic forfeiture of, or the redemption for no consideration and retirement of, the preferred stock after 18 months, if:

(1) Mr. Prince no longer serves as CEO or a member of the Board of Directors,

(2) Ms. Zatlyn no longer serves as a Qualifying Officer or a member of the Board of Directors, or

(3) Mr. Prince was no longer CEO and Ms. Zatlyn was no longer a Qualifying Officer;

(c) during the first five years following the implementation of the Co-Founder Class B Exchange Proposal, if both Co-Founders die or are disabled, then the preferred stock would be automatically forfeited or redeemed for no consideration and retired after 18 months, unless the independent directors on the Board of Directors elect to have the preferred stock be automatically forfeited or redeemed for no consideration and retired at an earlier time;

(d) during years 6-15 following the implementation of the Co-Founder Class B Exchange Proposal, the preferred stock would remain outstanding if:

(1) any of the conditions from the first 5 years are still met, or

(2) any of the conditions from the first 5 years are not met but both Co-Founders remain on the Board of Directors;

(e) during years 6-15 following the implementation of the Co-Founder Class B Exchange Proposal, if Mr. Prince is no longer CEO and Ms. Zatlyn is no longer a Qualifying Officer and only one or neither of them serves on the Board of Directors, then the preferred stock would be automatically forfeited or redeemed for no consideration and retired after 18 months, unless the independent directors on the Board of Directors elect to have the preferred stock be automatically forfeited or redeemed for no consideration and retired at an earlier time; and

(f) after 15 years following the implementation of the Co-Founder Class B Exchange Proposal, the independent directors on the Board of Directors could elect to cause the preferred stock to be automatically forfeited or redeemed for no consideration and retired at any time (the “15 Year Sunset Provision”).

The Special Committee and representatives of Potter Anderson and Centerview also discussed a potential response to the Co-Founders’ May 2 Counterproposal regarding the capital-at-risk concession, including a requirement that the Co-Founders must maintain 35% of their current position (as adjusted for the Class C Split and to include both Class A common stock and nonvoting shares). The Special Committee then authorized the representatives of Potter Anderson to distribute these terms to a representative of McDermott (collectively, the “Second Special Committee Response”).

Later, on May 3, 2026, a member of the Special Committee met with Ms. Zatlyn to preview the Second Special Committee Response and the rationale for the terms therein.

Further, on May 3, 2026, a representative of Potter Anderson distributed the Second Special Committee Response to representatives of McDermott and the Co-Founders.

Following receipt of the Second Special Committee Response, also on May 3, 2026, a representative of McDermott delivered the Co-Founders’ counterproposal, pursuant to which the Co-Founders accepted the revised service condition requirement construct but revised certain of the terms, specifically to provide that, for the first five years after the implementation of the Co-Founder Class B Exchange Proposal, (i) if Mr. Prince voluntarily ceased serving as CEO and on the Board of Directors, or Ms. Zatlyn voluntarily ceased serving as a Qualifying Officer and on the Board of Directors, then, after 18 months, the independent directors on the Board of Directors could elect to cause the preferred stock to be automatically forfeited or redeemed for no consideration and retired, and (ii) if either of the Co-Founders ceased to serve in these roles and on the Board of Directors due to death or disability, then the preferred stock would remain outstanding so long as either Mr. Prince remained as CEO or Ms. Zatlyn continued to serve as a Qualifying Officer, as applicable. The Co-Founders requested that the 18-month period for independent director review that existed during the first five-year period for the implementation of the Co-Founder Class B Exchange Proposal serve as a cure period, during which the Co-Founders may cure any conditions that would otherwise result in the preferred stock being automatically forfeited or redeemed for no consideration and retired. The Co-Founders also proposed that, after the first five years following the implementation of the Co-Founder Class B Exchange Proposal, (i) if any of the conditions during years one through five were not met but either Co-Founder remained on the Board of Directors, then the preferred stock would remain outstanding and (ii) if Mr. Prince was no longer CEO, and Ms. Zatlyn was no longer a Qualifying Officer, and neither of them remained on the Board of Directors, then after 18 months, the independent directors on the Board of Directors could elect to have the preferred stock be automatically forfeited or be redeemed for no consideration and retired. This counterproposal also rejected the 15 Year Sunset Provision and included a revised capital-at-risk requirement proposal, whereby, collectively, the Co-Founders must maintain 35% of the shares of Class A common stock based on the number of shares of Class A common stock held by them on August 1, 2026 or the date of the conversion of the shares of Class B common stock, whichever is later, for the preferred stock to remain outstanding (the “Co-Founder 35% Class A Capital-At-Risk Proposal”). Finally, this response also included the corporate governance terms the Co-Founders had agreed to: (1) the Director Independence Requirements, (2) the Class C Issuance Requirement, (3) that the preferred stock would not be transferable, subject to existing Permitted Transfers and other customary exceptions, and (4) the Class A/C Equal Treatment Provision (collectively, the “Co-Founders’ May 3 Counterproposal”).

On May 4, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee and representatives of Potter Anderson and Centerview discussed the Co-Founders’ May 3 Counterproposal. The Special Committee discussed whether the Co-Founder 35% Class A Capital-At-Risk Proposal would be acceptable to NYSE. The Special Committee also discussed the importance of finding an alignment between the terms of the service condition proposal and the Special Committee’s desire to incentivize both Co-Founders to remain with us in a management and/or director capacity for the long-term. They also discussed two alternative responses, which included (A) (1) accepting the Co-Founder 35% Class A Capital-At-Risk Proposal, (2) requiring both Co-Founders to remain at least on the Board of Directors after year 5 to keep the preferred stock outstanding without independent director review, and (3) reinserting the 15 Year Sunset Provision; or (B) (1) requiring that the capital-at-risk requirement be set at 35% of the shares of Class A common stock and shares of Class C common stock based on the number of shares of Class A common stock and Class C common stock held by them on August 1, 2026 or the date of the conversion of the shares of Class B common stock, whichever is later, for the preferred stock to remain outstanding, (2) requiring both Co-Founders to remain on the Board of Directors after year five to keep the preferred stock outstanding without independent director review, and (3) omitting the 15 Year Sunset Provision. The Special Committee authorized a member of the Special Committee to contact Ms. Zatlyn to discuss the Special Committee’s goals.

Also, on May 4, 2026, a member of the Special Committee met with Ms. Zatlyn to discuss the matters referenced above.

On May 5, 2026, a representative of Potter Anderson and a representative of Cooley met to discuss the current status of the negotiations.

On May 7, 2026, representatives of McDermott, Cooley, Wilson Sonsini, and Potter Anderson met to discuss certain background matters regarding the Co-Founder Class B Exchange Proposal, the Nonvoting Common Stock Proposal, and the Class C Split.

On May 10, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. The Special Committee and the representatives of Potter Anderson, Wilson Sonsini, and Centerview discussed the current status of the negotiations, including that the Special Committee had not yet formally responded in writing to the Co-Founders’ May 3 Counterproposal. The Special Committee and representatives of Potter Anderson discussed the two alternative approaches outlined at the Special Committee’s May 4 meeting and other potential responses to the Co-Founders’ May 3 Counterproposal. The Special Committee noted that, from the beginning, one of the central goals of the Special Committee’s process was to maintain our existing management team and incentivize the Co-Founders to remain with us and drive performance. After further discussion of this central goal with representatives of Potter Anderson and Centerview, the Special Committee determined to limit the capital-at-risk requirement to shares of Class A common stock, but to increase the required percentage of shares that the Co-Founders would need to beneficially own to 40% of the shares of Class A common stock held by them on the later of August 1, 2026 or the date of the Preferred Exchange (the “Special Committee 40% Class A Capital-At-Risk Requirement”). The Special Committee then noted that, for year six and beyond, the service requirements should be revised such that both Co-Founders would need to remain members of the Board of Directors for the preferred stock to remain outstanding and not be subject to independent director review (with the Special Committee 40% Class A Capital-At-Risk Requirement, the “Third Special Committee Response”). The Special Committee noted that it was aligned with the Co-Founders on the other terms for the proposal and authorized the representatives of Potter Anderson to distribute the Third Special Committee Response to the Co-Founders’ legal counsel.

Also, on May 10, 2026, a representative of Potter Anderson distributed the Third Special Committee Response to the Co-Founders’ legal counsel.

On May 12, 2026, representatives of Cooley, McDermott, and Morris Nichols Arsht & Tunnell LLP, the Co-Founders’ Delaware legal counsel, met with representatives of Wilson Sonsini and Potter Anderson. During the meeting, the Co-Founders’ legal counsel relayed that the Co-Founders had accepted the terms of the Third Special Committee Response. The legal advisors also discussed certain legal matters relating to these proposals and concessions.

On May 20, 2026, NYSE communicated to representatives of Wilson Sonsini and Potter Anderson that it did not consider the Special Committee’s proposed transaction structure to be in violation of the NYSE voting rights rule.

From May 21, 2026 through May 28, 2026, the representatives of Wilson Sonsini, Potter Anderson, Cooley and McDermott exchanged drafts of the transaction documentation.

On May 28, 2026, the Special Committee held a meeting by videoconference with representatives of Potter Anderson, Wilson Sonsini, and Centerview in attendance. A representative of Potter Anderson provided an overview of the Special Committee’s fiduciary duties, the process undertaken by the Special Committee and certain conforming changes that were made, or would be made, to the Certificate of Designations in response to comments received from Cooley. A representative of Wilson Sonsini provided an overview of the terms for the transaction documentation. Following such review, the Special Committee then unanimously adopted resolutions determining that the New Certificate, Certificate of Designations, Exchange Agreement, updated corporate governance guidelines, Amended and Restated 2019 Plan, and Amended and Restated ESPP (collectively, the

“Transaction Documents”) and the transactions contemplated by the Transaction Documents were advisable, fair to, and in the best interests of our company and the holders of our capital stock unaffiliated with the Co-Founders and their affiliated ownership entities (the “Unaffiliated Stockholders”) and recommending that the Board of Directors approve and adopt the Transaction Documents and the transactions contemplated by the Transaction Documents.

On May 29, 2026, the audit committee, compensation committee, nominating and corporate governance committee and the Board of Directors held meetings by videoconference, with representatives of Wilson Sonsini and Potter Anderson in attendance, in which the members present unanimously adopted resolutions approving the Transaction Documents and the transactions contemplated by the Transaction Documents.

Reasons for the Capitalization Changes

Reasons of the Special Committee and Board of Directors

The Special Committee reviewed certain pertinent factors in reaching its determination that the Transaction Documents and the transactions contemplated by the Transaction Documents are advisable, fair to, and in the best interests of our company and the Unaffiliated Stockholders and in making the following unanimous recommendations:

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that the Board of Directors approve and adopt the Transaction Documents and the transactions contemplated by the Transaction Documents and declare that the Transaction Documents and the transactions contemplated by the Transaction Documents are advisable, fair to and in the best interests of our company and the Unaffiliated Stockholders;

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that subject to the Board of Directors’ adoption and approval, the Board of Directors (1) submit the approval and the adoption of the New Certificate to our stockholders, and (2) resolve to recommend that our stockholders approve and adopt the New Certificate; and

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that subject to the Board of Directors’ approval, the Board of Directors (1) submit the approval of the Amended and Restated 2019 Plan and the Amended and Restated ESPP to our stockholders, and (2) resolve to recommend that our stockholders approve the Amended and Restated 2019 Plan and the Amended and Restated ESPP.

The Board of Directors reviewed certain pertinent factors, including the reports and recommendations of the relevant committees of the Board of Directors, in reaching its determination to unanimously:

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approve and adopt the Transaction Documents and the transactions contemplated by the Transaction Documents; declare that the Transaction Documents and the transactions contemplated by the Transaction Documents are advisable and in the best interests of our company and our stockholders; where relevant, submit the Transaction Documents and the transactions contemplated by the Transaction Documents to our stockholders for approval; and where relevant, recommend that our stockholders approve the Transaction Documents and the transactions contemplated by the Transaction Documents;

•	approve the Amended and Restated 2019 Plan, submit the Amended and Restated 2019 Plan to our stockholders, and recommend that our stockholders approve the Amended and Restated 2019 Plan;

•	approve the Amended and Restated ESPP, submit the Amended and Restated ESPP to our stockholders, and recommend that our stockholders approve the Amended and Restated ESPP; and

•	approve certain additional matters related to the Annual Meeting and the transactions contemplated thereby.

The discussion of the information and factors that the Special Committee and the Board of Directors considered below in making their respective determinations, recommendations, and resolutions is not intended to be exhaustive but includes the material factors considered. In view of the wide variety of factors considered and the complexity of these matters, neither the Special Committee nor the Board of Directors found it useful to, and did not attempt to, quantify, rank, or otherwise assign relative weight to these factors. In addition, the individual members of the Special Committee and the Board of Directors may have assigned different weight to different factors.

In reaching its determinations and recommendations with respect to the Transaction Documents, the Special Committee, in consultation with its independent legal, financial, and other advisors, and the Board of Directors considered the following positive factors:

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Our High-Vote, Low-Vote Stock Structure Has Been, and Will Continue to Be, Meaningful for Value Creation. The Special Committee believes that our dual-class stock structure has allowed the Co-Founders to focus on our long-term growth strategy and has helped to create substantial value for our stockholders, as illustrated by our revenue growth since our IPO from approximately $192.7 million in 2018 to approximately $2.2 billion in 2025 and stock price increase from $15.00 at IPO to over $200 as of May 27, 2026. In order to have the opportunity for this trajectory to continue, the Special Committee believes that it is critical for the Co-Founders to maintain leadership positions with us and recognizes that our current dual-class stock structure does not contain any service conditions that would reinforce the importance of keeping the Co-Founders in such positions. Therefore, as our company enters a new growth phase, the Special Committee continues to believe that maintaining a high-vote, low-vote stock structure is important for us to continue to create value for our stockholders. The Special Committee also engaged an academic expert on dual-class stock structures and their correlation to value creation. Taking into account this expert’s presentation and our company’s specific characteristics, the Special Committee concluded that a high-vote, low-vote stock structure was beneficial for our company and would allow our management to make capital allocation and other strategic decisions with an eye towards long-term priorities. The Special Committee also considered that none of the most common pitfalls for dual-class stock structures identified by the academic expert engaged by the Special Committee were present in the case of Cloudflare and that this supported the Special Committee’s views on the importance of the dual-class stock structure for future value creation while the Co-Founders led us. Furthermore, a service-based sunset condition would support the Special Committee’s conclusion that, if and when the Co-Founders were no longer providing certain services to us, one of the principal reasons for maintaining a high-vote, low-vote structure would similarly no longer exist.

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Engagement of the Co-Founders for the Foreseeable Future. The Special Committee’s mandate from the Board of Directors asked it to consider and evaluate any potential modifications to our existing governance and capital structure. Due to our performance since our IPO, the Special Committee believed it was critical to keep the Co-Founders in leadership positions with us and motivated to drive our performance through the next phase of our growth cycle. The Special Committee has arrived at a package of proposals and Co-Founder concessions that will allow the Co-Founders to continue to focus on this next phase of our growth cycle and incentivizes the Co-Founders to remain in their leadership positions to drive this growth over the long term. The Special Committee, in their capacities as members of the Board of Directors, also received an investor perception report, which observed that the management team is widely respected for its transparent communications, ability to attract exceptional talent and adaptability to evolving market needs and that our leadership team is highly regarded by market participants. The Special Committee considered that this investor perception report underscored the importance of keeping the Co-Founders engaged in their leadership roles and motivated to lead our company in the next phase of its growth cycle.

•	Materially Improving the Terms of Our High-Vote, Low-Vote Stock Structure in a Manner that Benefits Unaffiliated Stockholders. Currently, all of our Class B common stock — our current high-vote stock — will only convert into Class A common stock — our low-vote stock — under three conditions: (1) 61 to 180 days after the Co-Founders own less than 25% of the Class B common stock that they held at the IPO, (2) 9 to 18 months after the second Co-Founder dies or becomes disabled, or (3) at the election of the holders of a majority of the outstanding shares of Class B common stock and, under certain circumstances, one or both of the Co-Founders. This structure generally allows the Co-Founders to determine when our dual-class stock structure will end, but lacks any structural feature to incentivize the Co-Founders to maintain leadership roles with us. As part of the negotiations for pursuing the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal, the Special Committee conditioned the new high-vote, low-vote structure on a service commitment from the Co-Founders, which if not met, will either cause the Series FF preferred stock to be automatically forfeited or redeemed for no consideration and retired or provide the independent directors on the Board of Directors with the authority to cause the same after a certain period of time. The Special Committee believes that this service commitment is a meaningful improvement to the terms of our existing high-vote stock because it is subject to a long-term commitment from the Co-Founders to remain involved with us in a leadership capacity and ensures that the independent directors on the Board of Directors have the authority to consider whether it is in the best interests of our company and our stockholders to end this structure if the Co-Founders are no longer serving as part of our managerial team and/or the Board of Directors. Because of this belief and the Special Committee’s strong preference for including a service-based commitment in the terms of the new high-vote, low-vote stock structure, the Special Committee was comfortable with forgoing its proposal on the time-based sunset, which was not tied to a Co-Founder service commitment. The Special Committee also considered that it was possible that the new high-vote, low-vote stock structure could collapse at a time that was earlier than 15 years and that it was more important for the Special Committee to secure the appropriate service based structure to ensure that the Co-Founders remained actively engaged with us.

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Disinterested Directors Empowered to Act in the Interest of Our Unaffiliated Stockholders. The Special Committee, consisting solely of disinterested directors on the Board of Directors, negotiated the terms of the Transaction Documents and had the authority to reject any Potential Governance Alternative. The Special Committee conducted an in-depth analytical review of the Potential Governance Alternatives and considered a range of alternatives, which included the Nonvoting Common Stock Proposal and the Co-Founder Class B Exchange Proposal. The Special Committee also held 18 formal meetings with its advisors and with representatives of Wilson Sonsini to evaluate the Potential Governance Alternatives and negotiate the Transaction Documents. The Special Committee also engaged highly qualified and independent financial and legal advisors, Centerview and Potter Anderson, respectively, to assist it with its evaluation and negotiation of the Transaction Documents.

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Maintaining a Significant Capital-At-Risk Requirement for the Co-Founders. At the time of the IPO, the Co-Founders agreed to hold at least 25% of their shares of Class B common stock held at the time of the IPO for our dual-class stock structure to remain in place. The Co-Founders made that commitment at an IPO price of $15.00 per share, which based on the amount of shares of Class B common stock held by them at that time was equal to approximately $181.1 million in value in our common stock. The Special Committee sought and reached an agreement with the Co-Founders to maintain a capital-at-risk requirement, which will require them to beneficially own a number of shares of Class A common stock greater than 40% of the shares of Class A common stock beneficially owned by the Co-Founders following the implementation of the Co-Founder Class B Exchange Proposal or on August 1, 2026, whichever is later (the “Calculation Date”). The Co-Founders are making the capital-at-risk commitment at a significantly higher price per share when compared to the value of the existing capital-at-risk commitment for the Class B common stock at the time of our IPO. Based on the $209.22 per share closing price for the Class A common stock on May 27, 2026 and the shares beneficially owned by the Co-Founders and their affiliates as of April 30, 2026, and assuming that the market price of the Class A common stock following the Class C Split represents approximately half that price per share, the Co-Founders’ capital-at-risk commitment equates to an aggregate of approximately $1.4 billion in value of our common stock. The Special Committee believes that such a commitment further aligns the economic incentives of the Co-Founders and our other stockholders to drive our long-term performance through the next phase of its growth cycle.

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Implementation of Meaningful Corporate Governance Protections. The Special Committee believed that it was important that we complement the Co-Founders’ leadership by continuing to abide by corporate governance best practices and to support our management team with strong independent director oversight. As part of this process, the Special Committee negotiated for the following strengthened corporate governance protections: (1) a requirement that a majority of the Board of Directors continue to be comprised of independent directors, as determined by NYSE listing rules, and also “disinterested directors” under Section 144 of the DGCL with respect to each of the Co-Founders; (2) that any issuance of over $100 million of Class C common stock to fund an acquisition would need to be approved by a majority of the independent directors of the Board of Directors, as determined by NYSE listing rules; and (3) that the Class C common stock and the Class A common stock would be treated equally in connection with mergers, consolidations or reorganizations. These new protections will help to ensure independent director oversight of the Co-Founders’ implementation of corporate strategy and that this new nonvoting common stock currency is not utilized in a manner that is inconsistent with the best interests of our company and the Unaffiliated Stockholders, introducing additional layers of corporate governance protection beyond those established at the time of the IPO.

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Managing Near-Term Co-Founder Voting Power Dilution to Incentivize Ongoing Co-Founder Engagement. The Co-Founders stated that maintaining control was important to them. In consideration of this statement, the Special Committee identified that future issuances of Class A common stock as part of our employee and management equity awards or for other corporate purposes (such as potential acquisitions) and future periodic conversions of shares of Class B common stock held by the Co-Founders and the ultimate sale of the shares of Class A common stock issuable upon such conversion would continue to dilute the Co-Founders’ collective voting power. The Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal help address immediate Co-Founder voting power dilution and future Co-Founder voting power dilution that would otherwise come through Co-Founder sales of Class A common stock, as we anticipate using the Class C common stock as currency for future employee compensation and M&A transactions.

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Ensuring that the Co-Founder Class B Exchange Proposal Does Not Increase Co-Founder Aggregate Voting Power. The Special Committee and its advisors identified that the implementation of the Co-Founder Class B Exchange Proposal could indirectly increase the Co-Founders’ aggregate voting power due to the end of our current dual-class stock structure and the effect of non-Co-Founder shares of Class B common stock being converted into shares of Class A common stock. The Special Committee believed that it was important that implementing this proposal not result in an increase in the Co-Founders’ voting power and that the voting power of the Co-Founders should remain the same immediately following the implementation of the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal. The Special Committee and the Co-Founders agreed that a sufficient number of shares of the Co-Founders’ Class B common stock would be excluded from the Preferred Exchange (and following the Preferred Exchange would be converted into shares of Class A common stock) such that following the Preferred Exchange, the combined voting power of Mr. Prince and his related entities and Ms. Zatlyn and her related entities would not exceed their combined voting power immediately prior to the Preferred Exchange and that other measures would be undertaken, if necessary, so that the Co-Founders’ aggregate voting power did not increase as a result of the implementation of these transactions.

The Special Committee, in consultation with its independent legal, financial, and other advisors, and the Board of Directors also considered the following potential adverse consequences and negative factors, but concluded that the positive factors outweighed these negative factors:

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Lack of Meaningful Input by the Unaffiliated Stockholders in Director Elections and Certain Corporate Transactions for the Foreseeable Future. As has been the case for the last several years, the Co-Founders will continue to exercise control, or at least exercise significant influence over, certain matters requiring a stockholder vote, such as director elections and corporate transactions, for the foreseeable future, provided that they satisfy their service conditions and maintain the requisite capital-at-risk. Because the Co-Founders will control those votes, or at least exercise significant influence over those votes, the Unaffiliated Stockholders will not be able to meaningfully impact director elections or votes on certain corporate transactions. However, the addition of the Co-Founders’ service condition requirement ensures that the Co-Founders are incentivized to remain involved in a leadership capacity for the long-term, and therefore, these voting decisions will be made in alignment with the Co-Founders’ broader pursuit of our long-term growth. Moreover, our corporate governance guidelines would be amended to enhance the independence requirements for a majority of the members of the Board of Directors, including that such directors must not have a material relationship with the Co-Founders, ultimately providing a meaningful limitation on the Co-Founders’ ability to elect directors of their choosing.

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Possibility of an Earlier Down-Conversion of Our High-Vote, Low-Vote Stock Structure. The Special Committee was aware that, assuming the continuation of historical trading activity by the Co-Founders, our current dual-class stock structure could end as early as 2034. In addition, our current dual-class stock structure could also end earlier if the Co-Founders die or become disabled. The Special Committee was also aware that, as part of implementing the Capitalization Changes, our new high-vote, low-vote stock structure could extend beyond 2034. However, the Special Committee considered that the down-conversion of all of the shares of Class B common stock was entirely within the control of the Co-Founders because our current dual-class stock structure does not include a time-based sunset and, as a result, the Co-Founders could unilaterally extend any potential down-conversion date (absent their death or disability) by refraining from converting shares of Class B common stock. The Special Committee was also aware that the Co-Founders were not close to holding less than 25% of the shares of Class B common stock that they held at the IPO. As of April 30, 2026, the Co-Founders held approximately 69% of the Class B common stock that they held as of the IPO. The Special Committee negotiated for certain rights to have the independent directors on the Board of Directors consider the automatic forfeiture or redemption for no consideration and retirement of the Series FF preferred stock if the Co-Founders no longer meet the specified service requirements. Therefore, the Special Committee believed that an earlier down-conversion of our current dual-class stock structure was unlikely and entirely within the control of the Co-Founders (other than death and disability), and that these new terms shift some of the decision-making around the end of the high-vote, low-vote stock structure from the Co-Founders to the independent directors on the Board of Directors.

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The Class C Common Stock May Not be Attractive as Acquisition Currency or for Equity Incentives. Following the Class C Split, we expect to utilize the Class C common stock as currency for equity incentives for our service providers and, to the extent we engage in M&A transactions involving stock consideration, as the stock component of the consideration in those transactions. It is possible that potential counterparties and/or employees and directors will view nonvoting Class C common stock negatively as compared to the voting Class A common stock, particularly if the nonvoting Class C common stock trades at a discount to the voting Class A common stock. In these circumstances, it may be more difficult to use the nonvoting Class C common stock as consideration for potential acquisition targets or as incentive compensation to hire or retain employees and directors. In that scenario, we may consider using shares of Class A common stock for those purposes, which will dilute the aggregate voting power of its stockholders (including the Co-Founders), or, in the case of our employees, provide other incentives to compensate them.

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A Liquid Trading Market for the Class C Common Stock May Not Develop and/or the Class C Common Stock May Trade at a Discount to the Class A Common Stock. The Class C Split will result in each current holder of Class A common stock holding half of its existing economic interest in the post-Class C Split Class A common stock and half of its existing economic interest in the post-Class C Split Class C common stock. Following the Class C Split, we expect the Class C common stock to trade in a sufficiently liquid market and for the Class C common stock to trade at a minimal or zero discount to the Class A common stock. However, it is possible that this liquid market will not develop and that the Class C common stock could trade at a discount to the Class A common stock. Therefore, the economic value of a stockholder’s ownership position, as a percentage of our overall value, following the Class C Split may be less than the economic value of a stockholders’ ownership position, as a percentage of our overall value, today.

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Class C Common Stock Provides Additional Flexibility for the Co-Founders to Achieve Liquidity. The Special Committee considered that, as part of implementing the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal, the Co-Founders will be able to achieve additional liquidity through sales of up to all of their shares of Class C common stock without any consequence to the Co-Founders’ voting power or whether the Series FF preferred stock will remain outstanding. While the Special Committee sought to include a portion of the Co-Founders’ future shares of Class C common stock in the capital-at-risk requirement, the Special Committee ultimately was satisfied that requiring the Co-Founders to beneficially own 40% of the shares of Class A common stock beneficially owned by them as of the Calculation Date was a sufficiently meaningful incentive for the Co-Founders to remain engaged with us and further aligns the economic incentives of the Co-Founders and our other stockholders to drive our performance through the next phase of our growth cycle. This negotiation also allowed the Special Committee to address a key point in the service conditions, which was a core focus for the Special Committee throughout its process. The Special Committee also considered that 40% of the shares of Class A common stock beneficially owned by the Co-Founders as of the Calculation Date would represent a substantial amount of value for the Co-Founders to hold through their stock ownership in our company. Based on the $209.22 per share closing price for the Class A common stock on May 27, 2026 and the shares beneficially owned by the Co-Founders and their affiliates as of April 30, 2026, and assuming that the market price of the Class A common stock following the Class C Split represents approximately half that price per share, the Co-Founders’ capital-at-risk commitment equates to an aggregate of approximately $1.4 billion in value of our common stock.

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Impact of Announcement. The uncertainty about the effect of the Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal could become a distraction to our employees, management, and other parties and could cause changes in existing business relationships. There is also a potential for litigation arising in connection with the Co-Founder Class B Exchange Proposal and/or the Nonvoting Common Stock Proposal, which could result in substantial costs and expenses for us.

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The Co-Founder Class B Exchange Proposal and the Nonvoting Common Stock Proposal Are Not Subject to Unaffiliated Stockholder Approval. The Special Committee was aware that the support of the Unaffiliated Stockholders was not required to implement these proposals, due to the Co-Founders’ ability to unilaterally approve the Nonvoting Common Stock Proposal on behalf of our stockholders, the fact that the Co-Founder Class B Exchange Proposal does not require a stockholder vote under Delaware law or NYSE listing rules, and the fact that these proposals were not conditioned upon the vote of a majority of the Unaffiliated Stockholders. The Special Committee also considered that the vote of a majority of the Unaffiliated Stockholders was not required under Delaware law. Notwithstanding that, the Special Committee believes that the Unaffiliated Stockholders will benefit from the implementation of these proposals by, among other things, having the new high-vote stock tied to the Co-Founders’ continuing to serve in leadership positions and through the corporate governance enhancements sought and obtained by the Special Committee as part of this process.

Description of Capital Stock

The following description of our capital stock is a summary of the rights of our common stock and preferred stock and certain provisions of the New Certificate, the Certificate of Designations, our amended and restated bylaws and Delaware law assuming the effectiveness of the Capitalization Changes. This summary does not purport to be complete and is qualified in its entirety by the provisions of our New Certificate (in the form attached as Appendix A-1 to this proxy statement), Certificate of Designations (in the form attached as Appendix A-3 to this proxy statement), and amended and restated bylaws (in the form attached as Appendix A-5 to this proxy statement), as well as to the applicable provisions of the DGCL. We encourage you to read the New Certificate, Certificate of Designations, amended and restated bylaws, and the applicable provisions of the DGCL carefully.

General

Following the Capitalization Changes, our authorized capital stock would consist of 7,515,000,000 shares, $0.001 par value per share, of which:

•	4,500,000,000 shares would be designated as Class A common stock;

•	315,000,000 shares would be designated as Class B common stock;

•	2,250,000,000 shares would be designated as Class C common stock; and

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450,000,000 shares would be designated as preferred stock, with the number of shares that would be designated as Series FF preferred stock to be determined and approved by the Board of Directors shortly before the filing of the Certificate of Designations and the consummation of the Preferred Exchange.

Common Stock

Following the Capitalization Changes, we would have three classes of authorized common stock, Class A common stock, Class B common stock and Class C common stock. The rights of the holders of Class A common stock, Class B common stock and Class C common stock would be identical, except with respect to voting and conversion. Some of the terms of these classes of common stock are discussed in greater detail below.

Dividend Rights

Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of our common stock would be entitled to receive dividends out of funds legally available if our Board of Directors, in its discretion, determines to issue dividends and then only at the times and in the amounts that our Board of Directors may determine. In the event that a dividend were declared on each class of common stock with the same record date and payment date, the holders of common stock would be entitled to receive, on a per share basis, the same form and amount of dividends unless:

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different treatment were approved by the holders of a majority of the outstanding shares of each of the Class A common stock, Class B common stock, and Class C common stock, each voting separately as a class; or

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the treatment of Class A common stock, Class B common stock, and Class C common stock differed only in that: (i) the holders of shares of Class A common stock would receive Class A common stock, or rights to acquire shares of Class A common stock, as the case may be; (ii) the holders of shares of Class B common stock would receive shares of Class B common stock, or rights to acquire shares of Class B common stock, as the case may be; and (iii) the holders of shares of Class C common stock would receive shares of Class C common stock, or rights to acquire shares of Class C common stock, as the case may be.

Voting Rights

Holders of our Class A common stock would be entitled to one vote for each share held on all matters submitted to a vote of stockholders, holders of our Class B common stock would be entitled to 10 votes for each share held, and holders of our Class C common stock would not be entitled to vote except as otherwise required by law. The holders of our Class A common stock and Class B common stock would vote together as a single class, unless otherwise required by law.

Delaware law could require separate class votes of our Class A common stock, Class B common stock and/or Class C common stock if an amendment to the New Certificate increases or decreases the par value of the shares of such class or alters or changes the powers, preferences, or special rights of the shares of such class so as to affect them adversely.

As with our current certificate of incorporation, the New Certificate will not provide stockholders the ability to cumulate votes for the election of directors. The New Certificate and our amended and restated bylaws will also continue to provide for a classified Board of Directors consisting of three classes of approximately equal size, each serving staggered three-year terms. Only the directors in one class will be subject to election by a plurality of the votes cast at each annual meeting of stockholders, with the directors in the other classes continuing for the remainder of their respective three-year terms.

Right to Receive Liquidation Distributions

If we liquidate, dissolve, or wind-up, unless different treatment of the shares of each class of common stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock, and Class C common stock, each voting as a separate class, the assets legally available for distribution to our stockholders would be distributable ratably among the holders of our common stock and any participating preferred stock outstanding at that time, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights of and the payment of liquidation preferences, if any, on any outstanding shares of preferred stock.

Conversion Rights

Class A Common Stock

Shares of our Class A common stock would not be convertible into any other shares of our capital stock.

Class B Common Stock

Each share of our Class B common stock would be convertible at any time at the option of the holder thereof into one share of Class A common stock. In addition, shares of Class B common stock would automatically convert into shares of Class A common stock upon sale or transfer of such shares and upon the cessation of employment by holders of our Class B common stock (other than Mr. Prince and Ms. Zatlyn, who are referred to in the New Certificate as “Excluded Parties”), but excluding certain transfers permitted by the New Certificate.

Notwithstanding the foregoing, all outstanding shares of Class B common stock would convert into shares of Class A common stock upon the earliest to occur of: (i) such time as the Excluded Parties and their respective permitted transferees collectively held less than 25% of the number of shares of Class B common stock held by them as of the date of the closing of our IPO; (ii) following the death or disability of both Excluded Parties; or (iii) the date specified by the holders of a majority of the then-outstanding shares of Class B common stock, which majority must include each of the Excluded Parties to the extent that he or she is then living and nondisabled and holds, together with his or her respective permitted transferees, at least 25% of the number of shares of Class B common stock held by them as of the date of the closing of our IPO. As a result of the Class B Conversion, upon the Preferred Exchange, all remaining shares of Class B common stock will convert into shares of Class A common stock.

Class C Common Stock

On the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the voting power of the outstanding shares of our capital stock entitled to vote generally in the election of directors, voting as a separate class, each outstanding share of Class C common stock would convert into one share of Class A common stock.

Other Matters

All issued and outstanding shares of our common stock would be fully paid and nonassessable. Our common stock would not be entitled to preemptive rights and would not be subject to redemption or sinking fund provisions.

Preferred Stock

Following the Capitalization Changes, our Board of Directors would continue to be authorized, subject to limitations prescribed by the DGCL, to issue preferred stock in one or more series, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences, and rights of the shares of each series and any of its qualifications, limitations, or restrictions, in each case without further vote or action by our stockholders. Our Board of Directors could authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring, or preventing a change in control of our company and could adversely affect the market price of our common stock and the voting and other rights of the holders of our common stock. Except for the Series FF preferred stock, we have no current plan to issue any shares of preferred stock.

Series FF Preferred Stock

Dividend Rights

The Series FF preferred stock would not be entitled to participate in dividends.

Voting Rights

Holders of our Series FF preferred stock would be entitled to nine votes for each share held on all matters submitted to a vote of stockholders (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event). Generally speaking, the holders of Series FF preferred stock, Class A common stock and Class B common stock will vote together on all matters before our stockholders as a single class. Delaware law, however, could require holders of our Series FF preferred stock to vote separately as a single class (i) if we were to seek to amend our amended and restated certificate of incorporation to increase or decrease the par value of the Series FF preferred stock; or (ii) if we were to seek to amend our amended and restated certificate of incorporation in a manner that alters or changes the powers, preferences, or special rights of the Series FF preferred stock so as to affect them adversely.

Right to Receive Liquidation Distributions

If we liquidate, dissolve, or wind-up, each holder of outstanding shares of Series FF preferred stock would be entitled to receive, out of our assets available for distribution to stockholders and prior and in preference to any distribution to the holders of common stock by reason of their ownership thereof, an amount in cash equal to $0.001 per share of Series FF preferred stock. The Series FF preferred stock would otherwise have no economic rights, and in the event of a Liquidation Event (as defined in the New Certificate) that is not a liquidation, dissolution, or winding up of the Company, the Series FF preferred stock would not be entitled to receive any consideration payable to the holders of common stock and the shares of Series FF preferred stock would be automatically redeemed by us for no consideration, with no further action required by us or any holder of Series FF preferred stock, immediately prior to the consummation of such Liquidation Event.

Conversion Rights

The Series FF preferred stock would not be convertible into any other security of the Company.

Transfer Restrictions

The Series FF preferred stock would not be transferable, except for certain transfers permitted by the Certificate of Designations.

Redemption

Each share of Series FF preferred stock would be automatically redeemable by us for no consideration following the earliest to occur of:

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5:00 p.m. Pacific Time on the date fixed by the Board of Directors that is no less than 61 days and no more than 180 days following the record date that the Excluded Party Shares represent less than forty percent (40%) of the Base Class A Shares;

•	5:00 p.m. Pacific Time on the date of the occurrence of a Separation Trigger Event (as defined below); or

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5:00 p.m. Pacific Time on the date specified by the holders of a majority of the then-outstanding shares of Series FF preferred stock, which majority must include each of the Excluded Parties to the extent that he or she is then living and nondisabled and holds, together with his or her respective permitted transferees, at least twenty-five percent (25%) of the number of shares of Class A common stock held by them as of the date of the Preferred Exchange.

“Excluded Party Shares” means the number of shares of Class A common stock beneficially owned collectively by Mr. Prince and Ms. Zatlyn and their Permitted Entities (as defined in the Certificate of Designations) on the applicable record date for any annual or special meeting of our stockholders or the taking of any action by written consent in lieu thereof (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event).

“Base Class A Shares” means the number of shares of Class A common stock beneficially owned collectively by Mr. Prince and Ms. Zatlyn and their Permitted Entities on the later of (i) August 1, 2026 or (ii) the date of the Preferred Exchange (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event).

Each share of Series FF preferred stock would also automatically be redeemable by us for no consideration if a Permitted Transfer no longer satisfies the requirements of the Certificate of Designations.

At any time, a “Separation Trigger Event” would occur eighteen (18) months after the death or disability of both Mr. Prince and Ms. Zatlyn, unless a majority of the Independent Directors elect an earlier time.

Moreover, prior to the fifth anniversary of the Preferred Exchange, a “Separation Trigger Event” would occur, no earlier than 18 months following the occurrence of any of the following circumstances, if a majority of the Independent Directors so elect:

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Mr. Prince dies or becomes disabled and Ms. Zatlyn ceases to hold any of the following roles with us (each a “Specified Officer”): Chief Executive Officer, President, any other officer that the Board of Directors determines is an “officer” of the Company as defined in Rule 16a-1(f) under the Exchange Act (or any successor thereto), or any other senior officer that the Board of Directors determines by written resolution is a qualifying officer role;

•	Ms. Zatlyn dies or becomes disabled and Mr. Prince ceases to serve as Chief Executive Officer;

•	Mr. Prince voluntarily ceases to serve as Chief Executive Officer and voluntarily ceases to serve on the Board of Directors;

•	Ms. Zatlyn voluntarily ceases to serve as a Specified Officer and voluntarily ceases to serve on the Board of Directors; or

•	Mr. Prince voluntarily ceases to serve as Chief Executive Officer and Ms. Zatlyn voluntarily ceases to serve as a Specified Officer.

During this five year period, the Co-Founders may cure any conditions, prior to the expiration of the 18-month waiting period, that would otherwise give rise to a Separation Trigger Event.

From and after the fifth anniversary of the Preferred Exchange, a Separation Trigger Event would also occur if (i) one of the foregoing circumstances has occurred, (ii) either of the Co-Founders voluntarily ceases to serve as a member of the Board of Directors and (iii) a majority of the Independent Directors so elect, no earlier than 18 months after the occurrence of such event.

Other Matters

All issued and outstanding shares of our Series FF preferred stock would be fully paid and nonassessable. Our Series FF preferred stock would not be entitled to preemptive rights and would not be subject to redemption or sinking fund provisions.

Anti-Takeover Provisions

Certain provisions of Delaware law, the New Certificate, the Certificate of Designations and our amended and restated bylaws, which are summarized below, may have the effect of delaying, deferring, or discouraging another person from acquiring control of us. They are also designed, in part, to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors.

Delaware Law

We will continue to be governed by the provisions of Section 203 of the DGCL. In general, Section 203 prohibits a public Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which such stockholder became an interested stockholder, unless:

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the business combination or transaction that resulted in the stockholder becoming an interested stockholder was approved by the board of directors prior to the time that the stockholder became an interested stockholder;

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upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by directors who are also officers of the corporation and shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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at or subsequent to the time the stockholder became an interested stockholder, the business combination was approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

In general, Section 203 defines a “business combination” to include mergers, asset sales, and other transactions resulting in financial benefit to a stockholder and an “interested stockholder” as a person who, together with affiliates and associates, (i) is the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. These provisions may have the effect of delaying, deferring, or preventing changes in control of the Company.

New Certificate, Certificate of Designations and Amended and Restated Bylaws Provisions

The New Certificate, Certificate of Designations and our amended and restated bylaws would include a number of provisions that could deter hostile takeovers or delay or prevent changes in control of our Board of Directors or management team, including the following:

Multi-class stock. As described above, the Series FF preferred stock would have nine votes per share, the Class A common stock would have one vote per share and the Class C common stock would have no voting rights or power unless required by law. Although the Class B common stock would have ten votes per share, no shares of Class B common stock would remain outstanding following the Capitalization Changes. Only the Class A common stock and Class C common stock would be publicly traded. As a result of this multi-class structure, our Co-Founders would continue to have significant influence over matters requiring stockholder approval, including the election of directors and significant corporate transactions, such as a merger or other sale of the Company or its assets, and our Co-Founders would continue to have such influence even if they substantially reduce their holdings of our capital stock provided they continue to own a majority (or a significant minority) of our total outstanding voting power.

Board of Directors vacancies. The New Certificate and our amended and restated bylaws would continue to authorize only our Board of Directors to fill vacant directorships, including newly created seats. In addition, the number of directors constituting our Board of Directors would continue to be permitted to be set only by a resolution adopted by a majority vote of our entire Board of Directors. These provisions would prevent a stockholder from increasing the size of our Board of Directors and then gaining control of our Board of Directors by filling the resulting vacancies with its own nominees. This would make it more difficult to change the composition of our Board of Directors and would promote continuity of management.

Classified Board of Directors. The New Certificate and our amended and restated bylaws would continue to provide that our Board of Directors is classified into three classes of directors. A third party may be discouraged from making a tender offer or otherwise attempting to obtain control of us as it is more difficult and time consuming for stockholders to replace a majority of the directors on a classified board of directors.

Stockholder action; special meeting of stockholders. The New Certificate would continue to provide that our stockholders may not take action by written consent, but may only take action at annual or special meetings of our stockholders, except for the holders of Class B common stock and the rights of the holders of any series of preferred stock, which would be permitted to act separately by written consent with respect to matters involving only such classes or series. As a result, a holder controlling a majority of our capital stock would not be able to amend our amended and restated bylaws or remove directors without holding a meeting of our stockholders called in accordance with our amended and restated bylaws. Our amended and restated bylaws would also continue to provide that special meetings of our stockholders could be called only by a majority of our entire Board of Directors, the Chair of our Board of Directors, or our Chief Executive Officer, thus prohibiting a stockholder from calling a special meeting. These provisions might delay the ability of our stockholders to force consideration of a proposal or for stockholders controlling a majority of our capital stock to take any action, including the removal of directors.

Advance notice requirements for stockholder proposals and director nominations. Our amended and restated bylaws would continue to provide advance notice procedures for stockholders seeking to bring business before our annual meeting of stockholders or to nominate candidates for election as directors at our annual meeting of stockholders. Our amended and restated bylaws would also continue to specify certain requirements regarding the form and content of a stockholder’s notice. These provisions could preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders if the proper procedures were not followed. These provisions could also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of us.

No cumulative voting. The DGCL provides that stockholders are not entitled to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The New Certificate would continue to not provide for cumulative voting.

Directors removed only for cause. The New Certificate would continue to provide that stockholders may remove directors only for cause.

Amendment of charter and bylaws provisions. Any amendment of the above provisions in the New Certificate or our amended and restated bylaws by a stockholder would continue to require approval by holders of at least two-thirds of the voting power of our then outstanding capital stock. Our Board of Directors would also continue to have the power to adopt, alter, amend or repeal our amended and restated bylaws.

Issuance of undesignated preferred stock. The New Certificate would provide that our Board of Directors has the authority, without further action by our stockholders, to issue up to 450,000,000 shares of preferred stock with rights and preferences, including voting rights, designated from time to time by our Board of Directors. Except for the Series FF preferred stock that would be issued in the Preferred Exchange, the remaining shares of preferred stock would be undesignated. The existence of authorized but unissued shares of preferred stock would enable our Board of Directors to render more difficult or to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest, or other means.

Exclusive forum. Our amended and restated bylaws would continue to provide that, unless we consent to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, stockholder, officers, or other employees; (iii) any action arising pursuant to any provision of the DGCL or our certificate of incorporation or bylaws; or (iv) any other action asserting a claim that is governed by the internal affairs doctrine, in all cases subject to the court having jurisdiction over indispensable parties named as defendants. Unless we consented in writing to the selection of an alternative forum, the federal district courts of the United States of America would continue to be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act against any person in connection with any offering of our securities. The exclusive forum provisions would not apply to suits brought to enforce a duty or liability created by the Exchange Act or any successor thereto. Any person or entity purchasing, holding or otherwise acquiring any interest in our securities would be deemed to have notice of and consented to this provision. These provisions could have the effect of discouraging lawsuits against us or our directors and officers.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A., located at 250 Royall Street, Canton, Massachusetts 02021.

Listing

Our Class A common stock is currently listed on the New York Stock Exchange under the symbol “NET.” Following the Class C Split, we intend to apply to list the Class C common stock for trading on the New York Stock Exchange.

Certain Other Effects of the Capitalization Changes

Effect on Relative Voting Power and Equity Interest

If the Capitalization Changes occur, there will be no effect on the proportionate economic interest of any stockholder. However, if the Capitalization Changes occur, (i) the Co-Founders (and their affiliates) would experience a de minimis reduction in the number of votes they are able to cast but no change in their relative voting power as a proportion of the voting power of all outstanding shares of our capital stock, (ii) as a result of the automatic conversion of all remaining shares of Class B common stock into shares of Class A common stock, the holders of Class B common stock prior to the Capitalization Changes (other than the Co-Founders) would experience a reduction in the number of votes they are able to cast and their relative voting power as a proportion of the voting power of all outstanding shares of our capital stock, and (iii) holders of Class A common stock would experience no change in the number of votes they are able to cast but a de minimis increase in their relative voting power as a proportion of the voting power of all outstanding shares of our capital stock. Following the Capitalization Changes, stockholders who sell their shares of Class C common stock will not lose any voting power, but their relative equity interest in us will decrease as a result of such sale. Conversely, stockholders who purchase shares of Class C common stock after the Capitalization Changes will increase their relative equity interest in us but will not gain any additional voting power (or any voting power, if they do not otherwise own shares of Class A common stock or Series FF preferred stock).

Effect on Market Price

As of the close of business on June 5, 2026, the official closing price of a share of Class A common stock was $250.11 as reported on the NYSE.

If the Class C Split occurs, we believe that the market price for the shares of Class A common stock will generally reflect the effect of a two-for-one stock split and, accordingly, the market price of the Class A common stock will decrease by approximately one-half. Assuming that the Class C Split occurs, we expect the market price of shares of Class C common stock to be approximately equal to the market price of shares of Class A common stock (as such price is adjusted as a result of the Class C Split).

The trading prices for shares of Class A common stock and Class C common stock may be affected by the relative voting rights between these two classes of stock. Because the Class A common stock carries voting rights, it is possible that it could trade at a premium compared to the Class C common stock. This is particularly true if investors were to place a premium on owning our shares that have voting rights, as opposed to shares without voting rights.

Furthermore, the trading price of shares of Class A common stock and Class C common stock would continue to depend on many factors, including our future performance, the relative trading liquidity of the Class A common stock and the Class C common stock, general market conditions, and conditions relating to companies in businesses and industries similar to us. Accordingly, we cannot predict the prices at which shares of Class A common stock and Class C common stock would trade following the Class C Split, just as we could not predict the price at which shares of Class A common stock would trade absent the Class C Split.

Following the Capitalization Changes, there will continue not to be, or there will not be, a trading market for the Class B common stock or Series FF preferred stock.

Effect on Trading Market and Potential Reduced Relative Liquidity of Shares of Class A Common Stock

To minimize dilution of voting power to existing stockholders, we are more likely to issue shares of Class C common stock than shares of Class A common stock in the future to further strategic initiatives (such as the acquisition of complementary businesses), or issue equity awards to our employees, directors, and other service providers. It is possible that, following the Class C Split, some portion of our stockholders will sell their shares of

Class C common stock but retain their shares of Class A common stock or Series FF preferred stock in order to monetize a portion of their investment in us while retaining their relative voting power. Any such issuance of additional shares of Class C common stock by us or dispositions of shares of Class C common stock by significant or other stockholders may serve to further increase market activity in the shares of Class C common stock relative to the shares of Class A common stock.

Effect on Percentage Interest

The percentage interest of each stockholder in our total equity will not be changed by the Capitalization Changes, except that the Series FF preferred stock will carry a $0.001 per share liquidation preference payable only if we liquidate, dissolve or wind up.

Effect on Equity-Based Incentive Plans and Outstanding Equity Awards

Pursuant to the provisions contained in our Equity Plans and other equity awards granted outside of such equity-based plans, our compensation committee intends to exercise its administrative responsibilities to provide that, following the Capitalization Changes, all outstanding stock options and RSUs granted pursuant to our Equity Plans, other equity awards granted outside of such equity-based plans, and the share reserves and share-related limits under our equity-based plans will be equitably adjusted to reflect the Capitalization Changes as follows:

•

Upon consummation of the Class C Split, (i) each stock option to purchase a share of Class A common stock or Class B common stock will be adjusted to become one or more stock options representing the right to purchase one share of Class A common stock or Class B common stock (as applicable) and one share of Class C common stock, with the original exercise price of the stock option to be proportionately adjusted between the share of Class A common stock or Class B common stock (as applicable) and the share of Class C common stock; and (ii) each RSU representing the right to receive a share of Class A common stock shall be adjusted so that it represents the right to receive one share of Class A common stock and one share of Class C common stock upon settlement. The performance metrics for awards subject to goals related to the stock price of Class A common stock also will be appropriately adjusted to reflect the Class C Split.

•

Upon consummation of the Class C Split, the shares of Class A common stock and Class B common stock currently reserved under our equity plans, including our ESPP, would be adjusted to represent an equivalent number of shares of Class A common stock or Class B common stock (as applicable) plus an equivalent number of shares of Class C common stock. As described in Proposal Five and Proposal Six, we are asking our stockholders to approve the amendment and restatement of our 2019 Plan and ESPP, respectively, to reflect our new capital structure and make certain other amendments, including to request the flexibility to use the shares reserved under the applicable Equity Plan interchangeably for awards covering any combination of shares of Class A common stock and Class C common stock as determined by the administrator in its discretion, rather than having distinct Class A common stock and Class C common stock share reserves in that Equity Plan. Similarly, the limits on the number of incentive stock options available for grant under the 2019 Plan, the per person limits under the ESPP and other applicable limits under those Equity Plans, would, under the terms of such Equity Plans, automatically adjust to be limits covering an equivalent number of shares of Class A common stock plus an equivalent number of shares of Class C common stock. As described in Proposal Five and Proposal Six, the proposed amendments and restatements to the 2019 Plan and ESPP, respectively, request stockholder approval for certain changes to these limits to reflect how we expect to utilize these Equity Plans after the Capitalization Changes.

•

Upon consummation of the Preferred Exchange, as a result of the Class B Conversion, each security convertible into or exercisable for Class B common stock (after giving effect to the Class C Split), including the options to purchase shares of Class B common stock held by Ms. Zatlyn, thereafter would become a security convertible into or exercisable for an equivalent number of shares of Class A common stock, and no shares of Class B common stock would remain outstanding or issuable upon the exercise, settlement or conversion of equity awards or convertible securities. Similarly, the share reserve under our 2010 Plan would be adjusted so that the shares of Class B common stock currently available for issuance pursuant to the applicable outstanding stock options will represent an equivalent number of shares of Class A common stock.

The outstanding stock options and RSUs, adjusted as described above, will in all other respects continue to be subject to the terms and conditions applicable to them prior the adjustment. As described in Proposals Five and Six, we are asking our stockholders to approve the amendment and restatement of our 2019 Plan and our ESPP to reflect our new capital structure and make certain other amendments.

Effect on Preferred Stock

Although the New Certificate will result in an increase in the number of authorized shares of preferred stock from 225,000,000 to 450,000,000, neither the New Certificate nor the Class C Split will have any effect on the rights, preferences, and privileges of, and restrictions on, the preferred stock. The Certificate of Designations will create the Series FF preferred stock and reduce the number of undesignated shares of preferred stock correspondingly. Currently, no shares of preferred stock are issued or outstanding and, except for the Preferred Exchange, we have no current plan to issue any shares of preferred stock.

Effect on Convertible Notes

Pursuant to the terms of the indenture governing our 0% Convertible Senior Notes due 2030 (the “2030 Notes”), at and after the Class C Split, each share of Class A common stock underlying the 2030 Notes will be reconstituted and become one share of Class A common stock and one share of Class C common stock. As a result of the Class C Split, the 2030 Notes will become convertible at the option of the holder for 35 trading days following the Class C Split.

Additionally, we expect the capped call transactions that we entered into in connection with the issuance of the 2030 Notes (the “2030 Capped Calls”) to be adjusted as a result of the Class C Split so that the 2030 Capped Calls will be exercisable into shares of Class A common stock and shares of Class C common stock.

We do not expect to implement the Capitalization Changes until after the maturity of our 0% Convertible Senior Notes due 2026 (the “2026 Notes”), and we therefore do not expect that the Capitalization Changes will have any effect on the 2026 Notes or the associated capped call transactions.

Material U.S. Federal Income Tax Consequences

The discussion below does not address the U.S. federal income tax consequences of the Class C Split and the Preferred Exchange to the Co-Founders and their related entities.

We believe that, in general, for U.S. federal income tax purposes (i) each of the Class C Split and the Preferred Exchange will constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and will not be taxable to our stockholders; (ii) the tax basis of each share of Class A common stock or Class B common stock with respect to which Class C common stock is issued in the Class C Split will be apportioned in proportion to the fair market value of such shares on the date of the Class C Split; (iii) if the shares of Class A common stock or Class B common stock were held as capital assets immediately before the Class C Split, the holding period for each new share of Class C common stock will include such stockholder’s holding period for the share of Class A common stock or Class B common stock with respect to which the Class C common stock is issued; and (iv) no gain or loss will be recognized on any subsequent conversion of Class C common stock into shares of Class A common stock. Gain or loss would be recognized, however, on the subsequent disposition of shares of Class A common stock or Class C common stock in a taxable transaction. Further, we believe the Class C common stock will not constitute Section 306 stock because we expect the Class C common stock to participate in the corporate growth of the Company to a significant extent. If the Class C common stock were determined to constitute Section 306 stock, a stockholder generally would be treated as realizing ordinary income as opposed to capital gain upon certain dispositions (including redemptions) of such Section 306 stock. The above discussion is not tax advice, and stockholders are urged to seek the advice of their tax counsel on all U.S. federal, state and local and non-U.S. tax consequences relating to the Class C Split and the Preferred Exchange.

Securities Laws

Class C Split

The Class C Split will not involve a “sale” of a security under the Securities Act, including Rule 145 promulgated thereunder. Consequently, we will not register the issuance of Class C common stock to our existing stockholders as a result of the Class C Split pursuant to the Securities Act.

Class C common stock received by our existing stockholders as a result of the Class C Split will be deemed to have been acquired at the same time as the Class A common stock or Class B common stock, as applicable, held at the time of the Class C Split. Shares of Class A common stock, Class B common stock, and Class C common stock held at the time of the Class C Split, other than any such shares held by our “affiliates” within the meaning of the Securities Act, may be offered and sold in the same manner as the Class A common stock or Class B common stock, as applicable, prior to the Class C Split without registration pursuant to the Securities Act (or in the case of equity awards, pursuant to registration statements that we will file under the Securities Act). Our affiliates will continue to be subject to the restrictions specified in Rule 144 of the Securities Act.

We will not engage a proxy solicitor, or otherwise pay any commission or remuneration, to any person for soliciting the Class C Split. We will register the Class C common stock with the SEC under the Exchange Act and intend to apply to list the Class C common stock on the NYSE.

Preferred Exchange

The exchange of shares of outstanding Class B common stock for shares of Series FF preferred stock and Class A common stock would be exempt from registration under the Securities Act pursuant to Section 3(a)(9). The Preferred Exchange would entail the exchange of a security by the Company with its existing security holders exclusively and no commission or other remuneration will be paid or given directly or indirectly for soliciting such exchange.

We will not register the Series FF preferred stock with the SEC under the Exchange Act or apply to list the Series FF preferred stock on the NYSE.

Conversion of Other Class B Common Stock

The outstanding Class B common stock that does not participate in the Preferred Exchange will convert into Class A common stock in accordance with its terms and such conversion will be exempt from registration under the Securities Act pursuant to Section 3(a)(9). The conversion of non-participating Class B common stock into Class A common stock will not be registered pursuant to the Securities Act.

NYSE Criteria

The shares of Class A common stock are currently traded on NYSE and will remain traded on NYSE following the Capitalization Changes.

We intend to apply to list the shares of Class C common stock on NYSE. The listing of the shares of Class C common stock on NYSE is subject to NYSE’s approval of such listing applications and notices, which will be conditioned upon our satisfaction of certain listing requirements. We believe that we will be able to satisfy these listing requirements.

Interests of Certain Persons

As of the Record Date, the Co-Founders beneficially owned 92,590 outstanding shares of Class A common stock and 33,111,862 outstanding shares of Class B common stock, representing 50.3% of our total outstanding voting power. As a result, the Co-Founders currently have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders.

Following the Class C Split and the Preferred Exchange, the Co-Founders will have (i) the same proportionate voting power as they held immediately prior to the Class C Split and the Preferred Exchange and (ii) substantially the same economic interest as they held immediately prior to the Class C Split and the Preferred Exchange, except for the $0.001 per share liquidation preference to which each share of the Series FF preferred stock is entitled in the event of a liquidation, dissolution or winding-up of the Company.

After the Class C Split and the Preferred Exchange, as was the case prior to the Class C Split and the Preferred Exchange, the Co-Founders will continue to have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders. This will be true so long as they own a majority of our total outstanding voting power. Furthermore, even if the Co-Founders substantially reduce their holdings of our capital stock by disposing of either shares of Class A common stock or Class C common stock (or both), they will continue to have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders so long as they continue to own a majority of our total outstanding voting power. With respect to certain change in control transactions involving us (including an acquisition of us by another company), the Co-Founders’ ability to determine the affirmative outcome of the stockholder vote with respect to that transaction is contingent upon their ability to cast in favor of the transaction at least a majority of the voting power of the then outstanding shares of our capital stock. As of the Record Date, the Co-Founders control that vote.

Even if the Co-Founders cease to hold a majority of our outstanding voting power, they would continue to exercise a significant proportion of our outstanding voting power unless and until the Series FF preferred stock is redeemed.

Stockholder Information

Following the Class C Split, we will deliver to the holders of shares of Class C common stock the same proxy statements, annual reports, and other information and reports as we currently deliver to the holders of shares of Class A common stock and Class B common stock per applicable stock exchange rules.

Vote Required

The approval and adoption of Proposal Four, including each of Proposals 4A, 4B, 4C, 4D, 4E, and 4F, requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock outstanding on the Record Date. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The approval of each of these proposals is required to approve and adopt the New Certificate. Accordingly, each of the proposals comprising this Proposal Four is cross-conditioned upon the approval by our stockholders of all of the proposals comprising this Proposal Four. None of the actions contemplated by this Proposal Four will proceed if any of Proposals 4A, 4B, 4C, 4D, 4E or 4F is not approved by our stockholders.

If you return a signed proxy card, unless your proxy card is marked to the contrary, your shares of Class A common stock and Class B common stock will be voted “FOR” the approval and adoption of the New Certificate, which means that they will be voted “FOR” each of Proposals 4A, 4B, 4C, 4D, 4E, and 4F.

Litigation Relating to the Capitalization Changes

As of June 5, 2026, two complaints have been filed by purported Cloudflare stockholders, seeking to enjoin the Capitalization Changes and other relief.

On June 4, 2026, a purported Cloudflare stockholder filed a complaint in the Delaware Court of Chancery against the Company and the members of the Board of Directors, captioned Mumme v. Cloudflare, Inc., et al., C.A. No.2026-0734-JTL. On June 5, 2026, a purported Cloudflare stockholder filed a complaint in the Delaware Court of Chancery against the members of the Board of Directors, captioned Taylor v. Prince, et al., C.A. No.2026-0739- . We refer to the complaints referenced in this paragraph collectively as the “Complaints.”

The Complaints assert claims against the Company and Board of Directors for breach of fiduciary duty in connection with the Capitalization Changes. The allegations in the Complaints include that the Capitalization Changes are not entirely fair to the Company’s stockholders because they allegedly allow the Co-Founders to maintain control and retain significant liquidity opportunities, without sufficient consideration in return. The Complaints seek, among other relief, to enjoin the Company from consummating the Capitalization Changes and attorneys’ fees and costs.

The Company and the Board of Directors believe the claims in the Complaints are without merit and that the Capitalization Changes comply fully with all applicable laws. Additional lawsuits arising out of the Capitalization Changes may be filed in the future. No assurances can be made as to the outcome of such lawsuits or the Complaints, or the effect they may have on the Company.

Other Information

As of the Record Date, the Co-Founders beneficially owned (including shares over which they hold an irrevocable proxy) 92,590 outstanding shares of Class A common stock and 33,111,862 outstanding shares of Class B common stock, representing 50.3% of our total outstanding voting power. As a result, the Co-Founders will have the power to approve and adopt the New Certificate pursuant to this Proposal Four without the affirmative vote of any other stockholder. The Co-Founders have indicated that they intend to vote all of the shares of Class A common stock and Class B common stock that they beneficially own “FOR” the approval and adoption of the New Certificate pursuant to this Proposal Four. Stockholders will have no appraisal rights with respect to the adoption of the New Certificate.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF AN AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL FIVE:

AMENDMENT AND RESTATEMENT OF 2019 PLAN

Our Board of Directors is asking our stockholders to approve an amendment and restatement of our 2019 Plan, to reflect the Class C Split and to provide flexibility for the share reserve to, after the Class C Split, be considered one share reserve that may be used for awards of new Class C common stock and/or Class A common stock as administrator of the 2019 Plan determines is appropriate. We are also asking our stockholders to:

(i)

amend the annual “evergreen” provision so that, beginning with fiscal year 2027, the evergreen provision annually adds to the 2019 Plan share reserve that number of shares equal to the lesser of (x) 5% of the total number of shares of all classes of our common stock outstanding on the last day of the immediately preceding Company fiscal year or (y) a lesser number of shares determined by the 2019 Plan administrator. Currently, the annual evergreen provision annually adds shares to the 2019 Plan equal to either the amounts referenced in the prior sentence or, if lower, a fixed share cap of 29,335,000 shares of Class A common stock. This fixed share cap, which will be removed under the proposed amendment and restatement, has not historically been applied to the 2019 Plan’s evergreen provision because, to date, the number of shares equal to 5% of our outstanding common stock has been lower. Absent our proposed changes to the 2019 Plan, upon the Class C Split, under the adjustment provisions of the 2019 Plan, the fixed share cap on the annual evergreen increase would be 29,335,000 shares of Class A common stock and 29,335,000 shares of Class C common stock;

(ii)	add a limit on the number of shares that can be issued as incentive stock options under the 2019 Plan; and

(iii)	make other amendments to the 2019 Plan’s terms, as described below.

In May 2026, our Board of Directors approved the amendment and restatement of our 2019 Plan. If our stockholders approve the amendment and restatement of the 2019 Plan and also approve Proposal Four, the amended and restated 2019 Plan will be effective upon the effectiveness of the Class C Split.

If our stockholders do not approve Proposal Four, or approve Proposal Four but not this Proposal Five, this amendment and restatement will not be implemented, and our 2019 Plan will continue to be administered in its current form. If our stockholders approve Proposal Four but not this Proposal Five, the adjustment provisions of the 2019 Plan will result in the adjustment of number and class of shares of our common stock that may be delivered under the 2019 Plan, including under the annual “evergreen” provision, the numerical share limits under the 2019 Plan, and the number and class of shares of our common stock covered by each outstanding award, as described below.

Proposed Amendment and Restatement of 2019 Plan

Background of 2019 Plan

Our 2019 Plan was adopted by our Board of Directors in July 2019, approved by our stockholders in August 2019, and became effective in September 2019 in connection with our IPO. The 2019 Plan provides for the grant of awards to eligible employees, directors, and consultants in the form of stock options, restricted stock, RSUs, stock appreciation rights (“SARs”), performance shares, performance stock units, and performance awards.

We believe that our future success and our ability to remain competitive are dependent on our continuing efforts to attract, retain and motivate highly-qualified personnel. Competition for these people in our industry is intense. Allowing employees to participate in owning shares of our capital stock helps align the objectives of our stockholders and our employees and is important in attracting, retaining, and motivating the highly-skilled personnel that are essential to our success.

From the inception of the 2019 Plan through April 30, 2026, 35,597,841 RSUs were granted under the 2019 Plan, 17,019,075 of which had settled as Class A common stock and 11,554,636 of which remained outstanding as of

April 30, 2026. As of April 30, 2026, 96,358,663 shares remain available for future issuance under the 2019 Plan and are not subject to any outstanding awards thereunder.

Proposal

In connection with, and contingent upon, the approval of Proposal Four, we are proposing to amend and restate the 2019 Plan to provide that following the Class C Split, the administrator will have the ability to grant an aggregate number of awards up to total number of shares reserved and available for issuance under the 2019 Plan, which, under the 2019 Plan’s existing adjustment provisions will be doubled to 58,670,000 shares plus other shares that have become or in the future become available for grant under the 2019 Plan, as described further below, with the determination of whether to grant awards covering shares of Class A common stock or shares of Class C common stock to be made by the administrator in its discretion. To the extent that, following the Class C Split, any currently outstanding awards are forfeited or cancelled, shares of common stock subject to those awards will be reissuable under awards covering either Class A common stock or Class C common stock upon their return to the 2019 Plan, as determined by the administrator in its discretion. Any award that is outstanding under the 2019 Plan immediately prior to the Class C Split will be adjusted as described in Proposal Four. In addition, we are proposing to amend and restate the 2019 Plan to remove the annual share cap limit from the annual “evergreen” provision, while maintaining the annual increase at 5% of our outstanding shares of common stock and to add a limit on the number of shares that can be issued as incentive stock options under the 2019 Plan.

For a discussion of the Capitalization Changes, including the Class C Split, and the differences between the Class A common stock and the Class C common stock and the treatment of outstanding awards under the 2019 Plan, please see “Proposal Four—Certain Other Effects of the Capitalization Changes—Effect on Equity-Based Incentive Plans and Outstanding Equity Awards.”

Material Differences Between the Current 2019 Plan and the Amended and Restated 2019 Plan

Share Reserve

The amended and restated 2019 Plan will have one share reserve from which the administrator may grant awards covering shares of Class A common stock and/or shares of Class C common stock, as it deems appropriate. This share reserve would be doubled from the current share reserve to reflect the Class C Split pursuant to the existing adjustment provisions of the 2019 Plan. If the administrator grants an award but does not specify which class of common stock underlies the award, the award will cover shares of Class C common stock.

Under the current 2019 Plan, awards may cover only shares of Class A common stock. Without the modifications being proposed, the adjustment provisions of the 2019 Plan would, upon the Class C Split, create two distinct share reserve pools: one covering the same number of shares of Class A common stock as in the share reserve immediately before the Class C Split, which would be available solely for awards covering Class A common stock, and another covering an equivalent number of shares of Class C common stock, which would be available solely for awards covering Class C common stock. The proposed amendment and restatement of the 2019 Plan would allow us the flexibility to combine these two share reserve pools and determine whether and to what extent grants from this single pool will cover shares of Class A common stock or shares of Class C common stock.

Lapsed Awards

Similarly, shares that, pursuant to the lapsed awards provisions of the 2019 Plan, return to the share reserve under the amended and restated 2019 Plan may be used for new awards covering shares of Class A common stock or shares of Class C common stock as determined by the administrator in its sole discretion, regardless of whether the lapsed award was of the same class.

Without the changes proposed by this amendment and restatement, shares returning to the share reserve as a result of lapsed awards would only be available for new grants of awards covering the same class of shares.

“Evergreen” Provisions

The amended and restated 2019 Plan will no longer have a 29,335,000 share cap in the current annual “evergreen” provision. Instead, beginning with our 2027 fiscal year, the number of shares available for issuance under the amended and restated 2019 Plan will be increased on the first day of each fiscal year, in an amount, subject to the adjustment provisions of the 2019 Plan, equal to 5% of the outstanding shares of all classes of our common stock on the last day of the immediately prior fiscal year or such lesser number of shares determined by the administrator. The shares added under the evergreen provision would be available for the grants of awards of Class A common stock or Class C common stock, as the administrator determines. The term of the evergreen provision will remain unchanged under the amended and restated 2019 Plan and will expire as originally planned in July 2029.

Without the amendments being proposed, upon the Class C Split, under adjustment provisions of the 2019 Plan, the share cap on the annual increase would be equal to 29,335,000 shares of Class A common stock and 29,335,000 shares of Class C common stock. Therefore, the annual evergreen increase would equal the lesser of these amounts, 5% of the outstanding shares of all classes of our common stock on the last day of the immediately prior fiscal year, or such lesser number of shares determined by the administrator.

Maximum Number of Incentive Stock Options

The amended and restated 2019 Plan includes a maximum number of shares that may be issued upon the exercise of incentive stock options under the amended and restated 2019 Plan of 58,670,000 shares of Class A common stock and 58,670,000 shares of Class C common stock, which is in all cases subject to the applicable share reserve. Currently, we are not granting incentive stock options, but to give us flexibility to do so in the future, we must have a specific maximum number of shares that can be granted under incentive stock options.

The current 2019 Plan provides that the maximum number of shares that may be issued upon the exercise of incentive stock options under the 2019 Plan equals 200% of the basic share reserve of 29,335,000 shares, plus, to the extent permitted under the rules that apply to incentive stock options, the shares that become available under the evergreen provision and the lapsed award provisions. Removing the 29,335,000 share cap in the “evergreen” provision as described above means that, in order to be able to grant new incentive stock options in the future, we needed to amend the method of describing the maximum number of incentive stock options that may be granted. The proposed maximum does not indicate that we intend to grant the full number of incentive stock options available over the life of the 2019 Plan; in fact, we currently expect that options granted under the 2019 Plan will continue to be in the form of nonstatutory stock options for the foreseeable future.

Summary of the Amended and Restated 2019 Plan

The principal terms of the 2019 Plan, as amended and restated, are summarized below. This summary is not a complete description of the 2019 Plan, and it is qualified in its entirety by reference to the complete text of the 2019 Plan document. The amended and restated 2019 Plan is attached as Appendix B-1 to this Proxy Statement. For convenience of reference, Appendix B-2 sets forth the amendments to the 2019 Plan approved by our Board of Directors in May 2026 with deleted text shown in strikethrough and added or moved text shown as underlined.

We adopted the 2019 Plan, which became effective in September 2019, as the successor to our Amended and Restated 2010 Equity Incentive Plan (the “2010 Plan”). Our 2019 Plan authorizes the award of stock options, restricted stock, RSUs, SARs, performance shares, performance stock units, and performance awards (each as more fully described below).

Authorized Shares. We initially reserved 29,335,000 shares of our Class A common stock to be issued under our 2019 Plan, plus the number of shares of our Class A common stock equal to (A) the number of shares of our Class A common stock or Class B common stock subject to awards granted under the 2010 Plan that, after the date the 2010 Plan was terminated, are cancelled, expire or otherwise terminate without having been exercised in full and (B) the number of shares of our Class B common stock that, after the date the 2010 Plan was terminated, are forfeited to us, tendered to or withheld by us for payment of an exercise price or for tax withholding, or repurchased by us due to failure to vest, with the maximum number of shares that may be added to the 2019 Plan under clauses (A) or (B) equal to 37,326,953 shares of Class A common stock. As of immediately following the Class C Split, the total number of shares reserved for issuance under our 2019 Plan will be adjusted to reflect the Class C Split by multiplying the available share reserve, including the shares that have been added to the share reserve prior to the Class C Split pursuant to clauses (A) and (B) of the prior sentence, the evergreen provisions and lapsed award provisions of the 2019 Plan, by two.

Therefore, the number of shares reserved will, subject to the following sentence, be (i) 58,670,000 shares, plus the number of shares of our Class A common stock equal to (A) the number of shares of our Class A common stock or Class B common stock subject to awards granted under the 2010 Plan that, after the date the 2010 Plan was terminated, are cancelled, expire or otherwise terminate without having been exercised in full and (B) the number of shares of our Class B common stock that, after the date the 2010 Plan was terminated, are forfeited to us, tendered to or withheld by us for payment of an exercise price or for tax withholding, or repurchased by us due to failure to vest, with the maximum number of shares that may be added to the 2019 Plan under clauses (A) or (B) equal to 74,653,906 shares. In addition, a total of 99,830,520 shares became available for issuance under the 2019 Plan during the period from the first day of the 2021 fiscal year through and including the first day of our 2026 fiscal year pursuant to the automatic share reserve increase provisions of the 2019 Plan as they were in effect prior to this restatement, and such shares also will be adjusted in connection with the Class C Split. Under the amended and restated 2019 Plan, the administrator will have the ability to grant an aggregate number of awards up to such limits, with the determination of whether to grant awards covering shares of Class A common stock or shares of Class C common stock to be made by the administrator in its discretion. Any award that is outstanding under the 2019 Plan immediately prior to the Class C Split will be adjusted as described in Proposal Four. As of April 30, 2026, an aggregate of 96,358,663 shares of Class A common stock were available for issuance under the 2019 Plan.

The number of shares reserved for grant and issuance under our 2019 Plan increases automatically on January 1 of each of the calendar years during the term of the 2019 Plan, which will continue through and including July 2029, by a number of shares of common stock equal to the lower of (i) 5% of the total number of shares of all classes of our common stock outstanding on the last day of the immediately preceding December 31st, or (ii) a number of shares determined by the administrator.

In addition, to the extent that, following the Class C Split, any currently outstanding awards are reacquired due to failure to vest, forfeited, cancelled or withheld to pay the exercise price or satisfy tax withholding obligations, shares of common stock subject to those awards will be reissuable under awards covering either Class A common stock or Class C common stock upon their return to the 2019 Plan, as determined by the administrator in its discretion and regardless of the class of shares covered by the lapsed award or of the withheld shares. Specifically, the following shares are or will become available for grant and issuance under our 2019 Plan as awards covering either Class A common stock or Class C common stock regardless of the class of shares covered by the original award:

•

if an option or SAR expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, RSUs, performance shares, performance stock units, or stock-settled performance awards, is forfeited to us, or reacquired by us due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or reacquired shares) will become available for future issuance under the 2019 Plan as awards covering either Class A common stock or Class C common stock;

•

with respect to SARs, only the net shares actually issued will cease to be available under the 2019 Plan and all remaining shares under SARs will remain available for future grant or sale under the 2019 Plan as awards covering either Class A common stock or Class C common stock;

•

shares that have actually been issued under the 2019 Plan under any award will not be returned to the 2019 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, performance stock units, or stock-settled performance awards are forfeited or reacquired, such shares will become available for future grant under the 2019 Plan as awards covering either Class A common stock or Class C common stock;

•

shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award (which withholding amounts may be in amounts greater than the minimum amount required to be withheld, as determined by the administrator of our 2019 Plan) will become available for future issuance under the 2019 Plan as awards covering either Class A common stock or Class C common stock; and

•	to the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the 2019 Plan.

If awards are granted in substitution for awards outstanding under a plan maintained by an entity acquired by or consolidated with us, such substitute awards will not reduce the number of shares available for issuance under the 2019 Plan.

Plan Administration. The 2019 Plan provides that the Board of Directors or one or more committees appointed by our Board of Directors will administer our 2019 Plan. Our compensation committee currently administers our 2019 Plan. Subject to the provisions of our 2019 Plan, the administrator has the power to administer our 2019 Plan and make all determinations deemed necessary or advisable for administering the 2019 Plan, including but not limited to, the power to determine the fair market value of our Class A common stock and Class C common stock, approve forms of award agreements for use under the 2019 Plan, select the service providers to whom awards may be granted, determine the number and class of shares covered by each award, determine the terms and conditions of awards (including, but not limited to, the exercise price, the times or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto); interpret the terms of our 2019 Plan and awards granted under it; establish, amend, and rescind rules relating to our 2019 Plan, including creating sub-plans for jurisdictions outside the United States to satisfy the laws of such jurisdictions or to qualify awards for special tax treatment under the laws of such jurisdictions; and modify or amend each award, including but not limited to the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), delegate ministerial duties to any of our employees, authorize any person to take any steps, and execute, on our behalf, any documents required for an a ward previously granted by the administrator to be effective, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type that may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants to the full extent permitted by law.

Eligibility. Our 2019 Plan provides for the grant of awards to our employees, directors, and consultants; provided, however, that only employees may receive incentive stock options. As of December 31, 2025, 5,097 employees (including our four executive officers), 385 consultants, and seven non-employee directors were eligible to participate in the 2019 Plan.

Stock Options. Stock options granted under our 2019 Plan will be designated in the award agreement as either incentive stock options or nonstatutory stock options. The exercise price of options granted under our 2019 Plan will be determined by the administrator, provided that each option intended to be an incentive stock option must have an exercise price no less than the fair market value of the underlying shares of our common stock on the date of grant. The term of an option intended to be an incentive stock option may not exceed 10 years. However, with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option must not exceed five years and the exercise price must equal at least 110% of the fair market value of the underlying shares of our common stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, check, or wire transfer, consideration received by us under a cashless exercise arrangement, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of a participant, he or she may exercise his or her option (to the extent vested) for the period of time stated in his or her option agreement. However, in no event may an option be exercised later than the expiration of its term. If exercising an option prior to its expiration is not permitted by applicable law, other than the rules of any stock exchange or quotation system on which the applicable class of our common stock is listed or quoted, the option will remain exercisable until 30 days after the first date on which exercise would be permitted by applicable law, or if earlier, its expiration date.

Restricted Stock. Restricted stock awards are grants of shares of our Class A common stock or our Class C common stock that vest in accordance with terms and conditions established by the administrator, and may generally not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the applicable period of restriction. The administrator will determine the number of shares and class of restricted stock subject to an award and, subject to the provisions of our 2019 Plan, will determine the terms and conditions of such awards, including the period of restriction (if any). Restricted stock awards also may be granted without any period of restriction (e.g., vested stock bonuses). The administrator may impose whatever period of restriction it determines to be appropriate (e.g., the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock will generally be held in escrow until when practicable after the last day of any applicable period of restriction. Recipients of restricted stock awards generally will have voting rights with respect to such shares upon grant without regard to vesting, but shall not have rights to dividends or other distributions, unless otherwise provided by the administrator. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units. An RSU represents an amount equal to the fair market value of one share of our Class A common stock or Class C common stock, as applicable. Subject to the provisions of our 2019 Plan, the administrator determines the terms and conditions of RSUs, including the number and class of shares covered by the award, vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion. Unless otherwise provided in the award agreement, the administrator may settle earned RSUs in the form of cash, in shares, or in some combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria to earn the RSUs.

Stock Appreciation Rights. SARs granted under our 2019 Plan will be evidenced by an award agreement that sets forth the number and class of shares subject to the award, its exercise price, its expiration date, and such other terms determined by the administrator. SARs allow the recipient to receive a payment equal to the excess, if any, of the fair market value of the underlying shares of our common stock between the exercise date and the date of grant multiplied by the number of shares with respect to which the SAR is exercised. The administrator will determine whether to pay any increased appreciation in cash or with shares of the applicable class of our common stock, or a combination thereof. If exercising a SAR prior to its expiration is not permitted by applicable law, other than the rules of any stock exchange or quotation system on which the applicable class of our common stock is listed or quoted, the SAR will remain exercisable until 30 days after the first date on which exercise would be permitted by applicable law, or if earlier, its expiration date.

Performance Stock Units and Performance Shares. Performance stock units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will determine the class of shares underlying the award and will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion. After the grant of a performance stock unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance stock units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of the underlying shares of common stock on the grant date. Payment of earned performance stock units and performance shares will be made at the time or times set forth in the award agreement. The administrator, in its sole discretion, may pay earned performance stock units or performance shares in the form of cash, in shares, or in some combination thereof.

Performance Awards. Performance awards granted under our 2019 Plan will be evidenced by an award agreement that sets forth the applicable performance period and contain performance objectives based on the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion, which will determine the value of the payout for the performance award. Each performance award’s threshold, target, and maximum payout values will be established by the administrator on or before the date of grant. After an applicable performance period, earned performance awards will be paid at the time or times set forth in the award agreement. The administrator, in its sole discretion, may pay earned performance stock units or performance shares in the form of cash, in shares, or in some combination thereof.

Grants to Non-Employee Directors. Our non-employee directors receive automatic grants of RSUs under our outside director compensation policy. If the Class C Split occurs, we expect that all such future grants under our outside director compensation policy will cover only Class C common stock. For more information about these automatic grants to our non-employee directors, see “Board of Directors and Corporate Governance-Non-Employee Director Compensation.” Non-employee directors are also eligible to receive discretionary grants of any type of award under the 2019 Plan.

Non-Transferability of Awards. Unless the administrator provides otherwise, our 2019 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate. Any unauthorized transfer of an award will be void.

Certain Adjustments. In the event of certain changes in our capitalization, such as an extraordinary dividend or distribution, recapitalization, stock split (including the Class C Split), reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of our shares or other securities, issuance of warrants or other rights to acquire our securities, other change in our corporate structure affecting shares of Class A common stock or Class C common stock, or any similar equity restructuring transaction, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under our 2019 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2019 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in our 2019 Plan in a manner it deems equitable.

Dissolution or Liquidation. In the event of a proposed dissolution or liquidation, the administrator will notify participants at such time prior to the effective date of such proposed transaction as the administrator determines. To the extent it has not been previously exercised, all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. Our 2019 Plan provides that in the event of a merger or change in control, as defined under our 2019 Plan, each outstanding award will be treated as the administrator determines, without a requirement to obtain a participant’s consent, including, without limitation, that such award will be continued by the successor corporation or a parent or subsidiary of the successor corporation or that the vesting of any such award may automatically accelerate upon consummation of such transaction. The administrator is not required to treat all awards, all awards held by a participant, or all awards of the same type, similarly. An award will be considered continued if following the transaction (i) the award gives the right to purchase or receive the consideration received in the transaction by holders of the same class of our common stock (and if holders of such class of shares of our common stock were offered a choice of consideration, the type of consideration received by the holders of a majority of the outstanding shares of the same class of our common stock), with the award otherwise continued in accordance with its terms (including vesting criteria) or (ii) the award is terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise or realization of the award, which payment may be subject to any escrow applicable to holders of the same class of our common stock in connection with the transaction. Awards that vest, are earned, or are to be paid out upon the satisfaction of performance goals will generally not be considered assumed if we or any successor corporation modify any such performance goal without participant consent.

The administrator has the authority to modify awards in connection with a change in control or merger (i) in a manner that causes awards to lose tax-preferred status, (ii) to terminate any right of an option to be early exercised, (iii) to proportionately reduce an award’s exercise price in a manner compliant with Treasury regulations issued under Section 409A of the Code, and (iv) to suspend a participant’s right to exercise an option during a limited time period before of following the closing of such transaction without participant consent if administratively necessary or advisable.

In the event that a successor corporation does not continue an outstanding award (or some portion of such award), then such award will fully vest in 100% of all then-unvested stock options and SARs, all restrictions on restricted stock and RSUs will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and all other terms and conditions met. If an option or SAR is not assumed or substituted, the administrator will notify the participant in writing or electronically that such option or SAR (after considering any applicable vesting acceleration) will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.

The 2019 Plan provides that if an outside director’s awards are assumed or substituted for in a merger or change in control and the service of such outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options and SARs, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse and all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels, and all other terms and conditions met. Our outside director compensation policy currently in effect provides that in the event of a change in control, each non-employee director will fully vest in his or her outstanding Company equity awards, provided that the non-employee director continues to be a non-employee director through the date of the change in control. For more information about our outside director compensation policy, see “Board of Directors and Corporate Governance—Non-Employee Director Compensation.”

Forfeiture; Clawback. We maintain a compensation recovery (“clawback”) policy designed to comply with, and will be interpreted in a manner consistent with, Exchange Act Rule 10D-1 and the applicable listing standards of the NYSE (the “clawback policy”). All awards granted under our 2019 Plan are subject to recoupment under this clawback policy and any other compensation recovery policy that we are required to adopt under applicable law. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events. In the event of any accounting restatement, the recipient of an award will be required to repay a portion of the proceeds received in connection with the settlement of an award earned or accrued under certain circumstances. For more information about our clawback policy, see “Compensation Discussion and Analysis—Compensation Recovery (“Clawback”) Policy.”

Amendment; Termination. Our Board of Directors or our compensation committee has the authority to amend, alter, suspend, or terminate our 2019 Plan provided such action does not materially impair the rights of any participant, subject to certain exceptions in accordance with the terms of our 2019 Plan. We will obtain stockholder approval of any 2019 Plan amendment to the extent necessary or desirable to comply with applicable laws. Our ability to grant incentive stock options under the 2019 Plan and the automatic increase in shares under the 2019 Plan will expire in July 2029. The 2019 Plan will not expire until terminated by our Board of Directors or our compensation committee.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2019 Plan based on federal income tax laws in effect on the date of this Proxy Statement.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or gift, estate, excise, payroll, or other tax laws other than federal income tax law. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code of 1986 (as amended, the “Code”).

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

SARs

In general, no taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant generally will recognize ordinary income equal to the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a SAR, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date, reduced by any amount paid by the participant for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs generally will recognize ordinary income equal to the fair market value of shares issued to such participant on the vesting date or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Awards

A participant generally will recognize no income upon the grant of a performance stock unit, performance shares or performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2019 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A of the Code violates the provisions of Section 409A of the Code, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, and interest on such deferred compensation.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2019 Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to certain current or former executive officers and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE RESTATED PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

New Plan Benefits

Other than with respect to certain awards to be made to our non-employee directors as described in “Board of Directors and Corporate Governance-Non-Employee Director Compensation,” the awards under the 2019 Plan are within the discretion of our compensation committee or our Board of Directors and therefore cannot be determined in advance. Furthermore, since awards granted automatically pursuant to our outside director compensation policy to our non-employee directors are determined based on the market price as described in “Board of Directors and Corporate Governance-Non-Employee Director Compensation,” it is not possible to determine the exact number of shares that will be subject to such future awards. As a result, the benefits that will be awarded under the 2019 Plan, including to our non-employee directors, are not determinable at this time and, therefore, the table below shows, with respect to the individuals and groups named below, the aggregate number of shares of Class A common stock subject to, and the grant date fair value of, awards granted under the 2019 Plan (whether or not currently outstanding, vested, or forfeited, as applicable) during fiscal year 2025:

Name and Position	Number of Shares of Class A Common Stock Underlying RSUs	Number of Shares of Class A Common Stock Underlying Performance-Based RSUs (“PSUs”)	Number of Shares of Class A Common Stock Underlying Options	Grant Date Fair Value of RSUs, PSUs and Options($) (1)
Matthew Prince Chief Executive Officer and Co-Chair of the Board of Directors	259,672	175,111	—	58,251,101
Michelle Zatlyn President and Co-Chair of the Board of Directors	259,672	175,111	—	58,251,101
Thomas Seifert Chief Financial Officer	69,246	—	—	9,991,505
Douglas Kramer Former Chief Legal Officer and Secretary	34,623	—	—	4,995,753
All current executive officers (4 persons)	591,100	350,222	—	132,035,511
All current non-executive directors (7 persons)	14,807	—	—	2,026,445
All current non-executive employees	3,862,613	30,707	207,000	600,746,418

(1)

The amounts reported represent the aggregate grant date fair value of the RSUs awarded under the 2019 Plan to our named executive officers, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions for these awards. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in the Notes to our Consolidated Financial Statements included in our 2025 Annual Report. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the executive officers. The grant date fair value of PSU awards was determined using the Monte Carlo simulation pricing model. This requires the input of assumptions, including the expected stock price volatility, the risk-free interest rate, the expected dividend yield, and the expected term of an award, as applicable. Information regarding the assumptions used to estimate the grant date fair value of PSU awards is set forth in Note 10 to our consolidated financial statements included in our 2025 Annual Report.

The official closing price per share of our Class A common stock as reported by NYSE on June 5, 2026 was $250.11.

History of Grants Under the 2019 Plan

The following table summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-executive directors as a group and all current non-executive employees as a group, from the inception of the 2019 Plan through April 30, 2026:

Name and Position	Number of Securities Underlying RSUs	Number of Shares of Class A Common Stock Underlying PSUs	Number of Securities Underlying Options
Matthew Prince Chief Executive Officer and Co-Chair of the Board of Directors	96,169	175,111	3,960,000
Michelle Zatlyn President and Co-Chair of the Board of Directors	96,169	175,111	3,960,000
Thomas Seifert Chief Financial Officer	625,753	—	550,000
Douglas Kramer Former Chief Legal Officer and Secretary	252,622	—	330,000
All current executive officers (4 persons)	1,028,864	350,222	8,570,000
All current non-executive directors (7 persons)	82,906	—	330,000
All current non-executive employees	18,052,929	305,253	2,230,290

Certain Interests of Directors and Executive Officers

In considering the recommendation of our Board of Directors with respect to the approval of the material terms of the 2019 Plan, as amended and restated, stockholders should be aware that the members of our Board of Directors have certain interests, which may present them with conflicts of interest in connection with this proposal. As discussed above, directors are eligible to receive awards under the 2019 Plan. For more information about equity grants to our directors, see “Board of Directors and Corporate Governance-Non-Employee Director Compensation.” Our Board of Directors recognizes that approval of this proposal may benefit our directors and their successors.

Our executive officers have an interest in the approval of the 2019 Plan because they are eligible to receive awards under the 2019 Plan.

Vote Required

The amendment and restatement of our 2019 Plan requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR 2019 PLAN.

PROPOSAL SIX:

AMENDMENT AND RESTATEMENT OF ESPP

Our Board of Directors is asking our stockholders to approve an amendment and restatement of our ESPP, contingent upon the approval by our stockholders of Proposal Four, to reflect the Class C Split and to provide flexibility for the share reserve under the ESPP to, after the Class C Split, be considered one share reserve from which eligible employees may be offered the ability purchase Class C common stock and/or Class A common stock, as the administrator determines is appropriate, at a discount in accordance with ESPP terms, and to make other amendments to ESPP’s terms, as described below.

In May 2026, our Board of Directors approved the amendment and restatement of our ESPP, subject to the approval of our stockholders and contingent upon the approval by our stockholders of Proposal Four. If our stockholders approve the amendment and restatement of our ESPP and also approve Proposal Four, the amended and restated ESPP will be effective upon the effectiveness of the Class C Split.

If our stockholders do not approve Proposal Four, or approve Proposal Four but not this Proposal Six, this amendment and restatement will not be implemented, and our ESPP will continue to be administered in its current form. If our stockholders approve Proposal Four but not this Proposal Six, the adjustment provisions of the ESPP will result in the adjustment of number and class of shares of our common stock that may be delivered under the ESPP, including under the annual “evergreen” provision, the numerical share limits under the ESPP, and the number and class of shares covered by each outstanding option under the ESPP that has not yet been exercised, as described below.

Proposed Amendment and Restatement of ESPP

Background of ESPP

Our ESPP was adopted by our Board of Directors in July 2019, approved by our stockholders in August 2019, and became effective in September 2019 in connection with our IPO. The ESPP provides for the purchase of common stock by our eligible employees.

The purpose of the ESPP is to provide our eligible employees with opportunities to purchase shares of our common stock at a discount through voluntary contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such employees and our stockholders.

The ESPP includes two components: (i) a “423 Component” and (ii) a “Non-423 Component”. It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of Code. Additionally, the ESPP authorizes the grant of options under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code. Except as otherwise provided in the ESPP, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

Proposal

In connection with, and contingent upon, the approval of Proposal Four, we are proposing to amend and restate the ESPP to provide that, following the Class C Split, the administrator will have the ability to grant an aggregate number of options under the ESPP up to the total number of shares reserved and available for issuance under the ESPP, which, under the ESPP’s existing adjustment provisions, will be doubled to 11,740,000 shares plus shares that have become or in the future become available under the ESPP pursuant to the “evergreen” provisions as described below, with the determination of whether to grant options covering shares of Class A common stock or shares of Class C common stock to be made by the administrator in its discretion, and to make certain other changes, as described below. For a discussion of the Capitalization Changes, including the Class C Split and the differences between the Class A common stock and the Class C common stock, please see “Proposal Four—Certain Other Effects of the Capitalization Changes—Effect on Equity-Based Incentive Plans and Outstanding Equity Awards.”

Material Differences Between the Current ESPP and the Amended and Restated ESPP

Share Reserve

The amended and restated ESPP will have one share reserve from which options that are granted under ESPP offering periods may be issued, as shares of Class A common stock and/or shares of Class C common stock, as the administrator deems appropriate. This share reserve would be doubled to reflect the Class C Split pursuant to the existing adjustment provisions of the ESPP. Unless the administrator determines otherwise prior to the start of the applicable offering period under the ESPP, each option granted under an offering period commencing on or after the date of the Class C Split will cover shares of Class C common stock.

Under the current ESPP, options may cover only shares of Class A common stock. Without the modifications being proposed, the adjustment provisions of the ESPP would, upon the Class C Split, create two distinct share reserve pools: one covering the same number of shares of Class A common stock as in the share reserve immediately before the Class C Split, which would be available solely for options covering Class A common stock, and another covering an equivalent number of shares of Class C common stock, which would be available solely for options covering Class C common stock. The proposed amendment and restatement of the ESPP would allow us the flexibility to combine these two share reserve pools, and determine whether and to what extent option grants from this single pool in a given offering period will cover shares of Class A common stock or shares of Class C common stock or a combination.

Purchase Limits Per Purchase Period

The amended and restated ESPP will adjust, for offering periods beginning on or after the Class C Split, the limit on the number of shares of our common stock that an eligible employee may purchase during a given purchase period to 3,000 shares. This limit will remain subject to future adjustment under the provisions of the ESPP. However, pursuant to the existing ESPP adjustment provisions, the limit that applies to any ongoing offering period under the ESPP at the time of the Class C Split will be adjusted to be 1,500 shares of Class A common stock and 1,500 of Class C common stock.

Without the changes proposed by this amendment and restatement, the 1,500 per purchase period per eligible employee share limit would become two separate limits for all future offering periods – one limit of 1,500 shares of Class A common stock and a second limit of 1,500 of Class C common stock – rather than the single 3,000 per purchase period per eligible employee share limit being proposed.

Summary of the Amended and Restated ESPP

Authorized Shares. We adopted the ESPP, which became effective in September 2019 and initially made 5,870,000 shares of our Class A common stock available for purchase under our ESPP. As of immediately following the Class C Split, subject to the following sentence, the total number of shares available for purchase under our ESPP will be adjusted to reflect the Class C Split by multiplying the available share reserve, including the shares that have been added to the share reserve prior to the Class C Split pursuant to the evergreen provisions of the ESPP, by two. In addition, a total of 19,966,100 shares became available for issuance under the ESPP during the period from the first day of the 2021 fiscal year through and including the first day of our 2026 fiscal year pursuant to the automatic share reserve increase provisions of the ESPP as they were in effect prior to this restatement, and such shares also will be adjusted in connection with the Class C Split. As of December 31, 2025, an aggregate of 20,073,728 shares of Class A common stock were reserved for issuance under the ESPP.

For each offering period under the amended and restated ESPP, the administrator may determine in its discretion whether Class A common stock, Class C common stock or both will be available for purchase. Any option that is outstanding under the ESPP immediately prior to the Class C Split will be adjusted as described in Proposal Four.

The number of shares available for purchase under our ESPP increases automatically on January 1 of each of the calendar years during the term of the ESPP by a number of shares of common stock equal to the least of

(i) 11,740,000 shares, (ii) 1% of the total number of shares of all classes of our common stock outstanding on the last day of the immediately preceding December 31st, or (iii) a lesser number of shares of common stock determined by the administrator.

Plan Administration. Our Board of Directors, or a committee appointed by our Board of Directors, will administer our ESPP and have full but non-exclusive authority to interpret the terms of our ESPP and determine eligibility to participate, subject to the conditions of our ESPP, as described below. Our compensation committee currently administers our ESPP. The administrator will have full and exclusive discretionary authority to construe, interpret, and apply the terms of the ESPP; delegate ministerial duties to any of our employees; designate separate offerings under the ESPP; designate our subsidiaries and affiliates as participating in the 423 Component or Non-423 Component of our ESPP; determine eligibility; adjudicate all disputed claims filed under the ESPP; and establish procedures that it deems necessary or advisable for the administration of the ESPP, including, but not limited to, adopting such procedures, sub-plans, and appendices to the enrollment agreement as are necessary or appropriate to permit participation in the ESPP by employees who are foreign nationals or employed outside the United States. Unless otherwise determined, employees eligible to participate in each sub-plan will participate in a separate offering or in the Non-423 Component. The administrator’s findings, decisions, and determinations are final and binding on all participants to the full extent permitted by law.

Eligibility. Unless otherwise determined by the administrator with respect to a sub-plan or the Non-423 Component if required by applicable laws, all of our employees will be eligible to participate if they are employed by us, or any participating subsidiary, for at least 20 hours per week and five months in any calendar year. The administrator, in its discretion, prior to an enrollment date for all purchase rights granted on such enrollment date in an offering, may determine that an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the administrator) since his or her last hire date, (ii) works not more than 20 hours per week (or a lesser period of time determined by the administrator), (iii) works not more than five months per calendar year (or a lesser period of time determined by the administrator), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, and (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act, is or is not eligible to participate in such offering period. Any eligible employee immediately prior to the first offering period will be automatically enrolled in the first offering period, subject to the timely submission of a subscription agreement in a form approved by the administrator.

However, an employee may not be granted rights to purchase shares of our Class A common stock or our Class C common stock under our ESPP if such employee:

•	immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

•

holds rights to purchase shares of our stock under all of our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of the shares for each calendar year. The value of the shares for this purpose is determined based on the fair market value of the applicable class of common stock subject to the ESPP option at the time the option is granted.

As of December 31, 2025, approximately 5,020 employees, including two of our executive officers but excluding the Co-Founders due to their levels of ownership of the total combined voting power of all classes of our capital stock, were eligible to participate in the ESPP.

Offering Periods; Purchase Periods. Our ESPP provides for consecutive offering periods. The ESPP currently has offering periods of approximately six (6) months in duration, containing one purchase period per offering period, commencing with the first trading day after one exercise date and ending with the next exercise date. The offering periods are scheduled to start on the first trading day on or after May 10th and November 10th of each year. Unless the administrator provides otherwise, a purchase period will have the same duration and coincide with the length of the related offering period. The administrator has the power to change the duration and commencement date of offering periods under the ESPP, provided that no offering period may have a duration exceeding 27 months.

Contributions. Our ESPP permits participants to purchase shares of our Class A common stock or Class C common stock, as determined by the administrator, through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of up to 10% of their eligible compensation. A participant may purchase a maximum of 1,500 shares of the offered class of common stock during a purchase period. Once an employee becomes a participant in the ESPP, the employee continues to participate in each successive offering period until the employee withdraws from the ESPP or the employee’s employment with us or one of our designated subsidiaries terminates. Unless otherwise determined by the administrator, during a purchase period, a participant may not increase the rate of his or her contributions and may only decrease the rate of his or her contributions one (1) time, and such decrease must be to a contribution rate of zero percent (0%). The administrator may, in its sole discretion, amend the nature and/or number of contribution rate changes that may be made by participants during any offering period or purchase period and may establish other conditions or limitations as it deems appropriate for ESPP administration.

Exercise of Purchase Right. On the first trading day of each offering period, each participant is granted an option to purchase shares of our common stock. Amounts contributed and accumulated by the participant during any offering period will be used to purchase shares of our Class A common stock or Class C common stock, as determined by the administrator, at the end of each purchase period. The purchase price of the shares will be 85% of the lower of the fair market value of the applicable class of common stock on the first trading day of each offering period or on the exercise date. The fair market value of the applicable class of common stock on any relevant date generally is the closing price per share of such class of common stock as reported on the New York Stock Exchange on that date. Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares of our common stock. Participation ends automatically upon termination of employment with us.

Non-Transferability. A participant may not transfer rights granted under our ESPP, other than by will, the laws of descent and distribution, or as otherwise provided under our ESPP. The subscription agreement under the ESPP generally requires participants to hold shares of our common stock issued under the ESPP until the day after the one-year anniversary of the date such shares were purchased by the participant. This one-year holding period will lapse upon a participant’s termination of employment for any reason.

Certain Adjustments. In the event of certain changes in our capitalization, including in the event that any dividend or other distribution (whether in the form of cash, shares of our Class A common stock or Class C common stock, other securities, or other property), recapitalization, stock split (including the Class C Split), reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of our Class A common stock or Class C common stock or other securities of the Company, or other change in our corporate structure affecting the applicable class of common stock occurs, then, to prevent dilution or enlargement of the benefits or potential benefits available under our ESPP, the administrator will adjust the number and class of shares of common stock that may be delivered under our ESPP and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in our ESPP.

Dissolution or Liquidation. In the event of a proposed liquidation or dissolution, the offering period then in progress will be shortened, and a new exercise date occurring before the date of the proposed dissolution or liquidation, unless otherwise provided by the administrator. The administrator will notify each participant that the exercise date has been changed and that the participant’s option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

Merger or Change in Control. Our ESPP provides that in the event of a merger or change in control, as defined under our ESPP, a successor corporation may assume or substitute each outstanding purchase right. If the successor corporation refuses to assume or substitute for the outstanding purchase right, the offering period then in progress will be shortened, and a new exercise date will be set that will be before the date of the proposed merger or change in control. The administrator will notify each participant that the exercise date has been changed and that the participant’s purchase right will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

Amendment; Termination. The administrator will have the authority to amend, suspend, or terminate our ESPP, subject to certain exceptions described in our ESPP. Our ESPP automatically will terminate in 2039, unless we terminate it sooner. If the administrator amends our ESPP, it does not need to ask for stockholder approval of the amendment unless required by applicable law, regulation or NYSE listing rules.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the ESPP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change. The summary is not complete and does not discuss the tax consequences upon a participant’s death, or the income tax laws of any municipality, state or foreign country in which the participant may reside. Tax consequences for any particular participant may vary based on individual circumstances.

U.S. Federal Income Tax Information for 423 Component Offerings

Rights to purchase shares granted under a 423 Component offering are intended to qualify for favorable federal income tax treatment available to purchase rights granted under an employee stock purchase plan that qualifies under the provisions of Sections 421 and 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. If the shares are disposed of within two years from the purchase right grant date (i.e., the beginning of the offering) or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying disposition,” the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the shares on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

If the shares purchased under the ESPP are sold (or otherwise disposed of) more than two years after the purchase right grant date and more than one year after the shares are transferred to the participant, then the lesser of (i) the excess of the fair market value of the shares at the time of disposition over the purchase price, and (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period will be treated as ordinary income. If the sale price is less than the purchase price, no ordinary income will be reported. The amount of any such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.

We generally will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to any applicable limitations under the Code.

U.S. Federal Income Tax Information for Non-423 Component Offerings

If the option is granted under a Non-423 Component offering, then the amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase, and generally will be subject to tax withholding. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

We generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income recognized by the participant as a result of such disposition, subject to any applicable limitations under the Code.

New Plan Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate. Accordingly, future purchases under the ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP. For illustrative purposes, the following table sets forth (i) the number of shares of our common stock that were purchased during the last fiscal year under the ESPP, (ii) the weighted average price per share paid for such shares, and (iii) the weighted fair market value at the date of purchase.

Name and Position	Number of Shares Purchased	Weighted Average Per Share Purchase Price ($)	Weighted Fair Market Value at Date of Purchase ($)
Matthew Prince Chief Executive Officer and Co-Chair of the Board of Directors	—	—	—
Michelle Zatlyn President and Co-Chair of the Board of Directors	—	—	—
Thomas Seifert Chief Financial Officer	—	—	—
Douglas Kramer Former Chief Legal Officer and Secretary	271	95.73	46,614
All current executive officers (4 persons)	539	87.54	82,082
All current non-executive employees	191,119	172.72	33,010,443

History of Purchases Under the ESPP

The following table summarizes the purchases made under the ESPP by our named executive officers, all current executive officers as a group and all current non-executive employees as a group, from the inception of the ESPP through April 30, 2026:

Name and Position	Number of Securities
Matthew Prince Chief Executive Officer and Co-Chair of the Board of Directors	—
Michelle Zatlyn President and Co-Chair of the Board of Directors	—
Thomas Seifert Chief Financial Officer	—
Douglas Kramer Former Chief Legal Officer and Secretary	1,948
All current executive officers (4 persons)	268
All current non-executive employees	959,389

The official closing price per share of our Class A common stock as reported by NYSE on June 5, 2026 was $250.11.

Certain Interests of Executive Officers

Our executive officers, other than the Co-Founders while they retain levels of capital stock that make them ineligible for ESPP participation, have an interest in the approval of the ESPP because they are eligible to participate in the ESPP.

Vote Required

The amendment and restatement of our ESPP requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no impact on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR ESPP.

PROPOSAL SEVEN:

APPROVAL OF ONE OR MORE ADJOURNMENTS

OF THE ANNUAL MEETING

If the voting power of the shares of our common stock voted “FOR” any of the proposals is insufficient to approve the proposals at the time of the Annual Meeting, we may adjourn the Annual Meeting to a later date or dates in order to enable the Board of Directors to solicit additional proxies in respect of any of the proposals.

In this proposal regarding the adjournment of the Annual Meeting, we are asking you to approve one or more adjournments of the Annual Meeting, if necessary, for the purpose of soliciting additional proxies in favor of any of the proposals. If our stockholders approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of one or more proposals presented at the Annual Meeting, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the proposals, as applicable. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against the proposals such that the proposals, as applicable, would be defeated, we could adjourn the Annual Meeting without a vote on the approval of the proposals, and seek to convince the holders of those shares to change their votes to votes in favor of the proposals. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present at the Annual Meeting. Our bylaws also permit the chairperson of the Annual Meeting to adjourn the Annual Meeting, whether or not a quorum is present.

Vote Required

The approval of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals presented at the Annual Meeting requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote “AGAINST” this proposal and broker non-votes will have no effect on this proposal. Because this proposal is considered routine, we do not expect any broker non-votes on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING.

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 30, 2026. Each of our executive officers is appointed by, and serves at the discretion of, our Board of Directors.

Name	Age	Position
Matthew Prince	51	Chief Executive Officer and Co-Chair of the Board of Directors
Michelle Zatlyn	46	President and Co-Chair of the Board of Directors
Thomas Seifert	62	Chief Financial Officer
Alissa Starzak(1)	52	Chief Legal Officer and Secretary

(1)

Mr. Douglas Kramer stepped down from his role as Chief Legal Officer effective March 31, 2026, and Ms. Starzak became our Chief Legal Officer and Secretary commencing April 1, 2026. Because Ms. Starzak was appointed to this position after the close of the fiscal year ended December 31, 2025, she was not an executive officer or a named executive officer during 2025 and her compensation is not reflected in the Executive Compensation section of this Proxy Statement. Information regarding Mr. Kramer’s 2025 compensation is discussed in the Compensation Discussion & Analysis and disclosed in the 2025 Summary Compensation Table beginning on pages 86, and 104, respectively, of this Proxy Statement.

For the biographies of Mr. Prince and Ms. Zatlyn, see the section titled “Board of Directors and Corporate Governance.”

Thomas Seifert. Mr. Seifert has served as our Chief Financial Officer since June 2017. Prior to joining us, he served as Executive Vice President and Chief Financial Officer of Symantec Corporation, a provider of cybersecurity software and services, from March 2014 to November 2016 and served in an advisory capacity to Symantec from December 2016 to March 2017. From December 2012 to March 2014, Mr. Seifert served as Executive Vice President and Chief Financial Officer of Brightstar Corp., a wireless distribution and services company. From October 2009 to September 2012, he served as Senior Vice President and Chief Financial Officer at Advanced Micro Devices Inc., a semiconductor company, where he additionally served as Interim Chief Executive Officer from January 2011 to August 2011. Mr. Seifert currently serves as a member of the board of directors of First Derivatives plc, an ultra-high-performance analytics software company, and as a member of the board of directors of Wolfspeed, Inc., a semiconductor company. He previously served on the board of directors of CompuGroup Medical SE, an eHealth provider, and IPG Photonics Corporation, a manufacturer of fiber lasers. Mr. Seifert holds a B.A. in Business Administration and an M.B.A. from Friedrich Alexander University, and an M.A. in Mathematics and Economics from Wayne State University.

Alissa Starzak. Ms. Starzak has served as our Chief Legal Officer since April 1, 2026. She joined Cloudflare in May 2017, previously serving as our Deputy Chief Legal Officer from January 2024 through March 2026 and our Global Head of Public Policy from May 2017 through March 2026. Prior to joining us, Ms. Starzak served as General Counsel of the Department of the Army from December 2015 to January 2017. From May 2011 to December 2015, Ms. Starzak served as the Deputy General Counsel (Legislation) at the U.S. Department of Defense. She served as a counsel to the Senate Select Committee on Intelligence from January 2007 to May 2011. Ms. Starzak also served as an Associate at the law firm of O’Melveny & Myers LLP and clerked for the Honorable E. Grady Jolly, U.S. Court of Appeals for the Fifth Circuit. Ms. Starzak holds a B.A. in Psychology from Amherst College and a J.D. from the University of Chicago Law School.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The following discussion and analysis of compensation arrangements of our named executive officers should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

This Compensation Discussion and Analysis provides information regarding the 2025 compensation program for our principal executive officer, our principal financial officer, and each of our two other executive officers at fiscal year-end (our named executive officers). Our named executive officers for the fiscal year ended December 31, 2025 were:

Named Executive Officer	Title
Matthew Prince	Chief Executive Officer and Co-Chair of our Board of Directors (our CEO)
Michelle Zatlyn(1)	President and Co-Chair of our Board of Directors (our President)
Thomas Seifert	Chief Financial Officer (our CFO)
Douglas Kramer(2)	Former Chief Legal Officer and Secretary (our Former CLO)

(1)	Ms. Zatlyn was appointed Co-Chair of our Board of Directors on February 5, 2025.
(2)

Mr. Kramer stepped down from his role as Chief Legal Officer effective March 31, 2026, and Ms. Starzak became our Chief Legal Officer and Secretary commencing April 1, 2026. Because Ms. Starzak was appointed to this position after the close of the fiscal year ended December 31, 2025, she was not an executive officer or a named executive officer during 2025 and her compensation is not reflected in the Executive Compensation section of this Proxy Statement. The compensation information presented herein for Mr. Kramer reflects compensation for his service during 2025.

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2025. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why our Board of Directors and the compensation committee arrived at the specific compensation decisions for our named executive officers in 2025 and discusses the key factors that were considered in making these decisions.

Executive Summary

Who We Are

We are a leading connectivity cloud company that delivers a broad range of services to businesses of all sizes and in all geographies, making them more secure, enhancing the performance of their business-critical applications, and eliminating the cost and complexity of managing individual network hardware. Our network serves as a scalable, easy-to-use, unified control plane to deliver security, performance, and reliability across on-premises, hybrid, cloud, and software-as-a-service (SaaS) applications. We serve comprehensive customer needs across security and connectivity, and increasingly, the distributed and programmable nature of our network is resulting in customers building their applications on top of our network, too — including both traditional applications and those that are enhanced with artificial intelligence.

2025 Business Highlights

Our 2025 financial highlights included the following:

•	Revenue – Total revenue of $2,167.9 million, representing an increase of 29.8% year-over-year.

•

Gross Profit – GAAP gross profit was $1,615.4 million, or 74.5% gross margin, compared to $1,290.9 million, or 77.3%, in fiscal 2024. Non-GAAP gross profit was $1,643.2 million, or 75.8% gross margin, compared to $1,313.6 million, or 78.7%, in fiscal 2024.

•

Operating Income/Loss – GAAP loss from operations was $207.2 million, or 9.6% of total revenue, compared to $154.8 million or 9.3% of total revenue, in fiscal 2024. Non-GAAP income from operations was $303.9 million, or 14.0% of total revenue, compared to $230.1 million, or 13.8% of total revenue, in fiscal 2024.

•

Net Income/Loss – GAAP net loss was $102.3 million compared to $78.8 million for fiscal 2024. GAAP net loss per basic and diluted share was $0.29, compared to $0.23 for fiscal 2024. Non-GAAP net income was $342.9 million compared to $269.0 million for fiscal 2024. Non-GAAP net income per diluted share was $0.93, compared to $0.75 for fiscal 2024.

•

Cash Flow – Net cash flow from operating activities was $603.1 million, compared to $380.4 million for fiscal 2024. Free cash flow was $260.6 million, or 12.0% of total revenue, compared to $166.9 million, or 10.0% of total revenue, for fiscal 2024.

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we provide investors with certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP income from operations, non-GAAP loss from operations, non-GAAP net income, non-GAAP net loss, non-GAAP net income per share, non-GAAP net loss per share, and free cash flow. For a full reconciliation for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP, please see Exhibit 99.1 to our Current Report on Form 8-K and our 2025 Annual Report filed with the SEC on February 10, 2026 and February 26, 2026, respectively.

2025 Executive Compensation Highlights

Our Board of Directors, upon the recommendations of the compensation committee, took the following actions with respect to the compensation of our named executive officers for 2025:

•

Base Salary Increases – In February 2025, we increased the annual base salaries of Mr. Prince and Ms. Zatlyn (collectively, our “Co-Founders”) to $550,000, which reflected the first increase in their base salaries since our initial public offering in 2019. The base salaries of Messrs. Seifert and Kramer were maintained at their 2024 levels during 2025.

•

No Annual Cash Bonus Program – We did not have a cash bonus program in 2025 for our named executive officers and historically have not maintained an annual cash bonus program for our named executive officers.

•

Long-Term Incentive Compensation for Co-Founders – In 2025, we granted Mr. Prince and Ms. Zatlyn long-term incentive compensation opportunities in the form of RSU awards and performance-based RSU (“PSU”) awards under the 2019 Plan. The size of these awards reflected that, due to the compensation committee devoting time to determine the appropriate award design, the Co-Founders had not received annual equity awards in 2024 and, in the case of Ms. Zatlyn, also factored in Ms. Zatlyn’s assumption of the title and responsibilities of Co-Chair of our Board of Directors.

•

Long-Term Incentive Compensation for Messrs. Seifert and Kramer – In 2025, we granted Messrs. Seifert and Kramer long-term incentive compensation opportunities in the form of RSU awards under the 2019 Plan that vest over approximately one year.

Pay-for-Performance

We believe our executive compensation program is reasonable and competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our named executive officers with the goal of aligning their interests with those of our stockholders. The annual compensation of our named executive officers typically varies from year to year in a manner that is consistent with our “pay-for-performance” philosophy. Specifically, our executive compensation program emphasizes “variable” pay in the form of equity awards over “fixed” pay in the form of base salary.

Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The compensation committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices that were in effect in 2025:

What We Do	What We Don’t Do

☑ Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors who establish our compensation policies and practices.

☒ Limited Perquisites. Perquisites or other personal benefits are not a material part of our compensation program for our named executive officers, and generally are only provided when they serve a legitimate business purpose (such as the security or health of our Co-Founders).

☑ Retain an Independent Compensation Advisor. The compensation committee has engaged its own compensation consultant to provide information, analysis, and other advice on executive compensation independent of management.

☒ Limited Tax Reimbursements. We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits, except in limited circumstances to achieve specific business objectives.

☑ Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

☒ No Excise Tax Payments on Future Post-Employment Compensation Arrangements. We do not provide any excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

☑ Use a “Pay-for-Performance” Philosophy. The majority of our named executive officers’ compensation opportunities consists of long-term incentive compensation in the form of equity awards. As a result of this emphasis on equity awards, a substantial portion of each named executive officer’s target total direct compensation is dependent upon our overall, long-term success (as measured through our stock price), thereby aligning the interests of our named executive officers and our stockholders.

☒ No Special Retirement or Welfare Benefits. We do not provide our named executive officers with any retirement or welfare benefit programs, other than participation in our broad-based employee plans and programs on the same basis as our other full-time, salaried employees.

What We Do	What We Don’t Do

☑ Stock Ownership Guidelines. We maintain a stock ownership policy that requires minimum ownership of shares of our common stock by our CEO, President, all Senior Vice Presidents who report to our Co-Founders (which includes all executive officers who are subject to Section 16 of the Exchange Act), and the non-employee members of our Board of Directors.

☒ No Hedging or Pledging of our Securities. We prohibit, absent a waiver from our CLO or our CFO, our named executive officers and the non-employee members of our Board of Directors from hedging or pledging our securities.

☑ Compensation Recovery (“Clawback”) Policy. We have adopted a compensation recovery (“clawback”) policy that complies with Exchange Act Rule 10D-1 and the applicable listing standards of the NYSE and permits us to recover annual and long-term incentives from our current and former executive officers.

☒ No “Single Trigger” Change in Control Severance Payments or Benefits. We do not provide “single trigger” change in control severance payments or benefits to our named executive officers.

Stockholder Advisory Vote on Named Executive Officer Compensation

At the 2025 Annual Meeting, we conducted a “Say-on-Pay” vote. Approximately 88.9% of the shares represented and entitled to vote on the matter (excluding broker non-votes) voted to approve, on an advisory basis, the compensation of our named executive officers. The compensation committee considers the result of the Say-on-Pay vote in determining, or recommending to our Board of Directors for approval, the compensation of our named executive officers. Based on the level of support for our executive compensation philosophy, program, and practices demonstrated by the result of last year’s Say-on-Pay vote, among other factors, our Board of Directors and the compensation committee determined to continue the implementation of our compensation philosophy, including our commitment to link pay to performance and to align the interests of our named executive officers with those of our stockholders.

We value the opinions of our stockholders. Our goal is to be responsive to our stockholders and ensure we understand and address their concerns and observations. The compensation committee will consider the outcome of this year’s Say-on-Pay vote (see Proposal Three in this Proxy Statement), as well as feedback received throughout the year, when making compensation decisions for our named executive officers or making recommendations to our Board of Directors regarding named executive officer compensation.

In addition, consistent with the recommendation of our Board of Directors and the preference of our stockholders as reflected in the non-binding stockholder advisory vote on the frequency of future Say-on-Pay votes held at our 2021 annual meeting of stockholders, we intend to hold future Say-on-Pay votes on an annual basis. Accordingly, following the Annual Meeting, our next Say-on-Pay vote will be conducted at our 2027 annual meeting of stockholders.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to:

•	attract, motivate, incentivize, and retain employees at the executive level who contribute to our long-term success;

•

provide compensation packages to our executives that are fair, easy to understand, and competitive; provide high retention value; and reward high performance and the achievement of our business objectives; and

•

effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Generally, we structure the annual compensation of our named executive officers using two principal elements: (1) base salary and (2) long-term incentive compensation opportunities in the form of equity awards. The design of our executive compensation program is influenced by a variety of factors, with the primary goals being to align the interests of our named executive officers and stockholders and to link pay to performance.

We have not adopted policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Compensation-Setting Process

Role of Compensation Committee and Board of Directors

The compensation committee discharges the responsibilities of our Board of Directors relating to the compensation of our named executive officers as set forth in its charter and reports to our Board of Directors on its discussions, decisions, recommendations, and other actions. Generally, the compensation committee makes recommendations to our Board of Directors regarding the compensation for each named executive officer, including our Co-Founders. Our Board of Directors generally makes all final decisions regarding the compensation of our Co-Founders and other named executive officers.

The compensation committee has overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our Co-Founders and other named executive officers. In carrying out its responsibilities, the compensation committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices, and considers the performance of our named executive officers, including through formal performance reviews of each of our Co-Founders, when formulating recommendations or making decisions with respect to their compensation.

The compensation committee retains a compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program.

Setting Target Total Direct Compensation

The compensation committee reviews the annual base salary levels and long-term incentive compensation opportunities of our named executive officers at the beginning of each year, or more frequently as warranted.

The compensation committee does not establish a specific target for formulating its recommendations about the target total direct compensation opportunities of our named executive officers. Instead, the members of the compensation committee rely primarily on their general experience, business judgment and subjective considerations of various factors, our executive compensation program objectives, past and expected future company and individual performance, the executive officer’s role and responsibilities within the organization and expected contributions to the Company, internal equity among the members of the executive team, compensation practices of our compensation peer group and/or selected broad-based compensation surveys, and the recommendations of our CEO and/or our President (other than with respect to their own compensation).

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each named executive officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

The compensation committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation recommendations or decisions.

The compensation committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our named executive officers. Instead, in making its determinations, the compensation committee reviews information summarizing the compensation paid at a representative group of peer companies and more broad-based compensation surveys to gain a general understanding of competitive market compensation levels.

Role of Management

In discharging its responsibilities, the compensation committee works with members of our management, including our Co-Founders (although our Co-Founders are not present for deliberations and determinations involving their own compensation). Our management assists the compensation committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The compensation committee solicits and reviews proposals from our Co-Founders with respect to program structures, as well as their recommendations for adjustments to annual base salaries, long-term incentive compensation opportunities, and other compensation-related matters for our named executive officers (except with respect to their own compensation) based on our Co-Founders’ evaluation of our other named executive officers’ performance for the prior year.

Our Co-Founders make their recommendations regarding annual base salaries and long-term incentive compensation opportunities for our other named executive officers based on such factors as our Co-Founders deem relevant, such as our overall performance and expected trajectory, the contributions toward these results, and anticipated future contributions, the named executive officer’s role and performance of his or her duties and his or her achievement of individual goals, retention considerations, and internal equity considerations.

The compensation committee reviews and discusses our Co-Founders’ proposals and recommendations with them when appropriate and considers their proposals and recommendations as one factor in formulating its recommendations for the compensation of our named executive officers, including our Co-Founders. Our Co-Founders also attend meetings of our Board of Directors and the compensation committee at which executive compensation matters are addressed, except with respect to discussions involving their own compensation.

Role of Compensation Consultant

The compensation committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program on an ongoing basis. The compensation consultant reports directly to the compensation committee and its chair and serves at the discretion of the compensation committee, which reviews the engagement annually.

In 2025, the compensation committee continued to engage Compensia, a national compensation consulting firm, to serve as its compensation consultant to advise on executive compensation matters, including competitive market pay practices for our named executive officers and the data analysis and selection of our compensation peer group.

During 2025, Compensia attended the meetings of the compensation committee (both with and without management present) as requested and provided various services, including the following:

•	reviewed, researched, and updated our compensation peer group;

•

analyzed competitive market data based on our compensation peer group and broad-based compensation survey data for our executive officer positions, including our named executive officers’ positions, and conducted an evaluation of how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

•

reviewed and analyzed the base salary levels and long-term incentive compensation opportunities of our named executive officers, including as compared to our compensation peer group’s practices and broad-based compensation survey data for our executive officer positions;

•	reviewed and analyzed the annual cash retainers and long-term incentive compensation opportunities for our non-employee directors under our outside director compensation program;

•

analyzed the adequacy of outstanding executive equity awards and consideration of the need for and appropriateness of future senior executive equity awards, including consideration of our compensation peer group’s practices, retention and motivation considerations, and corporate governance considerations;

•	reviewed our equity utilization rates compared to the competitive market and our compensation peer group practices;

•	conducted a risk assessment of our executive compensation program;

•	reviewed and analyzed the reports on our executive compensation program published by the major proxy advisory firms;

•	provided updates on corporate governance and regulatory issues and developments;

•	consulted with the compensation committee chair, other committee members, and the other advisors to the compensation committee between compensation committee meetings; and

•	provided support on other ad hoc matters throughout the year.

Compensia also coordinated with our management for data collection and job matching for our executive officers. In 2025, Compensia did not provide any other services to us.

The compensation committee has evaluated its relationship with Compensia and determined that such firm is independent and further determined that no conflict of interest has arisen as a result of the work performed by Compensia.

Competitive Positioning

For purposes of assessing our executive compensation against the competitive market for executive talent, the compensation committee reviews and considers the compensation levels and practices of a select group of peer companies. This compensation peer group consists of publicly-traded technology companies against which we compete for executive talent and that are similar to us in terms of revenue, market capitalization, and industry focus. The competitive data drawn from this compensation peer group is only one of several factors that the compensation committee considers, however, in formulating its recommendations for our Board of Directors with respect to the compensation of our named executive officers. The compensation committee reviews our compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

In July 2024, the compensation committee, with the assistance of Compensia, reviewed and updated our compensation peer group for use in making decisions and recommendations related to the compensation of our named executive officers for the second half of 2024 and 2025. These updates reflected recent acquisitions and changes in our revenue and market capitalization, and recognized our evolving business focus. In evaluating the companies comprising the compensation peer group at that time, Compensia considered the following criteria:

•	publicly-traded companies headquartered in the United States and traded on a major U.S. stock exchange;

•	cloud platform software companies (primary focus) and other software companies (secondary focus);

•

companies with similar revenues – within a range of approximately 0.5x to approximately 3.0x our then-current trailing four quarters revenue of approximately $1.4 billion (approximately $690 million to approximately $4.16 billion);

•

companies with similar market capitalization – within a range of approximately 0.25x to approximately 4.0x our then-current market capitalization of approximately $26.8 billion (approximately $6.7 billion to approximately $107 billion); and

•	certain other factors, such as whether the company had a security-related focus, high revenue growth, and/or a high market capitalization to revenue multiple.

Based on a review of the analysis prepared by Compensia, in July 2024 the compensation committee approved an updated compensation peer group consisting of the following companies:

• BILL Holdings	• MongoDB	• Snowflake

• CrowdStrike Holdings	• Okta	• The Trade Desk

• Datadog	• Palantir Technologies	• Twilio

• DocuSign	• Paycom Software	• UiPath

• Dynatrace	• Paylocity Holding	• Unity Software

• Elastic N.V.	• Samsara	• Zscaler

• HubSpot

The compensation committee made changes to our peer group in July 2024, including removing Five9 and Smartsheet because they no longer fit within the desired comparative criteria. No companies were added to the peer group. This peer group was used as a competitive market reference by the compensation committee for its 2025 executive compensation actions and decisions.

In July 2025, the compensation committee, with the assistance of Compensia, reviewed and updated our compensation peer group for use in making decisions and recommendations related to the compensation of our named executive officers for the second half of 2025 and 2026. In evaluating the companies comprising the compensation peer group at that time, Compensia considered the same criteria as assessed in July 2024 except that the assessment of companies with similar revenue and market capitalization to ours was updated to reflect our then-current trailing four quarters revenue of approximately $1.9 billion and our market capitalization of approximately $73.2 billion. As a result of this reassessment, the compensation committee made changes to our peer group in July 2025, including removing BILL Holdings and UiPath and adding Atlassian and Fortinet, with the resulting peer group consisting of the following companies:

• Atlassian	• HubSpot	• Samsara

• CrowdStrike Holdings	• MongoDB	• Snowflake

• Datadog	• Okta	• The Trade Desk

• DocuSign	• Palantir Technologies	• Twilio

• Dynatrace	• Paycom Software	• Unity Software

• Elastic N.V.	• Paylocity Holding	• Zscaler

• Fortinet

The compensation committee used data drawn from the companies in our compensation peer group, as well as Radford survey data drawn from a custom cut of our peer companies that were also participants in the Radford survey, to evaluate the competitive market for executive talent when determining the target total direct compensation packages for our named executive officers, including base salary and long-term incentive compensation opportunities.

Compensation Elements

In 2025, the principal elements of our executive compensation program were base salary and long-term incentive compensation in the form of equity awards.

Base Salary

Base salary represents the fixed portion of the compensation of our named executive officers and is an important element of compensation intended to attract and retain highly talented individuals. Generally, we use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.

Historically, we have established the initial base salaries of our named executive officers through arm’s-length negotiation at the time we hire the individual, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executive officers. Thereafter, the compensation committee reviews the base salaries of our named executive officers as part of its annual compensation review, with input from our Co-Founders (except with respect to their own base salaries), and recommends adjustments to our Board of Directors as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, individual contributions and responsibilities, position in the case of a promotion, and market conditions.

In January 2025, the compensation committee and our Board of Directors, including the Co-Founders (except with respect to their own base salaries), reviewed the base salaries of our named executive officers after considering the factors described in “Compensation-Setting Process – Setting Target Total Direct Compensation” above. Based on this review, the annual base salaries of Messrs. Seifert and Kramer were maintained at their 2024 levels. In February 2025, after a holistic review of our Co-Founders’ compensation and a review of an analysis of relevant market data prepared and presented by Compensia, the compensation committee recommended and the independent members of our Board of Directors approved increases to the annual base salaries of each of the Co-Founders to $550,000.This increase, as outlined below, was the first increase in the Co-Founders’ base salaries since our initial public offering in 2019 and was intended to address increasing competitive market pressures and to recognize their standing as industry sector leaders.

Named Executive Officer	2024 Annual Base Salary ($)	2025 Annual Base Salary ($)	Percentage Increase (%)
Matthew Prince	400,000	550,000	37.5%
Michelle Zatlyn	400,000	550,000	37.5%
Thomas Seifert	750,000	750,000	—
Douglas Kramer	650,000	650,000	—

The base salaries paid to our named executive officers during 2025 are set forth in the “2025 Summary Compensation Table” below.

Cash Bonuses

In 2025, as in past years, we did not maintain an annual cash bonus or other short-term incentive compensation plan for our named executive officers. Instead, our Board of Directors relied primarily on the long-term incentive compensation opportunities granted to our executive officers in the form of both previously granted and newly granted options to purchase shares of our common stock and/or RSU awards that may vest and be settled for shares of our common stock to incentivize them to increase the value of our common stock and create sustainable long-term value for our stockholders.

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as a critical component of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our named executive officers to create sustainable long-term value for our stockholders. Equity awards also help us retain qualified executive officers in a competitive market.

We primarily rely on RSU awards as the vehicle for our long-term equity incentive compensation program. Because they deliver value even in the absence of stock price appreciation, RSUs allow us to effectively incentivize and retain our named executive officers while utilizing significantly fewer shares of our common stock than would be necessary with stock options. As the value of an RSU increases alongside our share price, these awards provide a strong incentive that aligns the long-term interests of our named executive officers with those of our stockholders. Unlike stock options, however, RSU awards carry real economic value upon vesting regardless of whether the market price of our Class A common stock declines or remains flat, thereby delivering a more predictable value to our named executive officers. In addition, RSU awards inherently serve our retention objectives, as our named executive officers must remain continuously employed by us through the applicable vesting dates to fully earn these awards.

Long-term incentive compensation opportunities in the form of RSUs and other equity awards generally are granted to our named executive officers by our Board of Directors based on the recommendations of the compensation committee. While we have historically used both stock options and RSU awards to retain, motivate, and reward our named executive officers for long-term increases in the value of our common stock, we have significantly reduced our reliance on stock options in favor of RSUs. Reflecting this shift in our compensation strategy, we have only granted performance-based stock options to our named executive officers since our initial public offering. In the limited instances where stock options are granted, they provide an economic benefit only in the event that our stock price increases over the exercise price of the option (which is equal to the fair market value of our common stock as of the date of grant). We believe this ensures that any stock options granted effectively align the interests of our named executive officers with those of our stockholders by providing a significant incentive to manage our business from the perspective of an owner with an equity stake. In addition, because they are subject to a multi-year vesting requirement, stock options serve our retention objectives since our named executive officers must remain continuously employed by us through the applicable vesting dates to have an opportunity to exercise them.

2025 Equity Awards for our Co-Founders

Our Co-Founders did not receive any equity awards in 2024 as the exploration of the appropriate total direct compensation structure for each of them was not yet complete. This exploration continued into early 2025. The compensation committee worked with Compensia to determine the appropriate structure and size of the potential equity awards, taking into account that the Co-Founders had last received an annual equity award in April 2023, as well as Ms. Zatlyn’s assumption of the title and responsibilities of Co-Chair of our Board of Directors. After significant consideration, including a review of a competitive market analysis of equity awards for other senior leaders in the industry, the compensation committee recommended to our Board of Directors that our Co-Founders be granted a combination of RSU and PSU awards and, in February 2025, our Board of Directors granted the recommended awards to our Co-Founders.

The RSU awards granted to our Co-Founders covered 259,672 shares of our Class A common stock to each of our Co-Founders. Each RSU award vests over five years in quarterly installments, with the first vesting date on May 15, 2025, subject to the applicable Co-Founder’s continued service to us through the applicable vesting dates. Each RSU award is subject to the “double trigger” acceleration of vesting provisions applicable to the Co-Founders pursuant to the terms of their participation in our Severance Policy.

In addition, the PSU awards granted to each Co-Founder cover 175,111 shares of our Class A common stock. Each PSU award is comprised of six separate tranches that become eligible to be earned and vest only if we achieve certain stock price goals (the “Stock Price Goals”) at any time within seven years of the February 5, 2025 grant date, with the performance period shortened to end upon a change in control of the Company. If none of the Stock Price Goals are achieved, no shares subject to the PSU awards will be earned or vest. To satisfy a Stock Price Goal, the volume weighted average closing market price of our Class A common stock over a rolling 90 calendar day period (following the grant date) must equal or exceed the Stock Price Goal, except that in the event of a change in control of the Company, achievement of a Stock Price Goal instead will be measured against the change in control price per share of Class A common stock. Upon satisfaction of a Stock Price Goal, the shares subject to the applicable tranche become earned and exercisable and 1/6 of the shares in that tranche vest on each of the next six quarterly vesting dates (our quarterly vesting dates are the fifteenth of February, May, August, and November) occurring on or after the date of certification of achievement of the applicable Stock Price Goal for such tranche, subject to the applicable Co-Founder remaining in service to us through the applicable vesting date. In the event of a change in control of the Company, these time-based vesting requirements are waived. The Stock Price Goals and the percentage of total shares subject to the PSU awards included in each tranche are as follows:

Tranche Number	Percentage of PSU Award Subject to Tranche (%)	Number of PSU Award Shares Subject to Tranche (#)	Stock Price Goal ($)
1(1)	12.5	21,888	156.00
2(2)	12.5	21,889	203.00
3	12.5	21,889	263.00
4	12.5	21,889	343.00
5	25.0	43,778	446.00
6	25.0	43,778	579.00

1.	The stock price hurdle for this tranche was achieved on July 10, 2025; earned shares vest in equal increments over the following six quarterly vesting dates beginning August 15, 2025.
2.	The stock price hurdle for this tranche was achieved on September 30, 2025; earned shares vest in equal increments over the following six quarterly vesting dates beginning November 15, 2025.

2025 Equity Awards for Messrs. Seifert and Kramer

In February 2025, the compensation committee recommended to our Board of Directors that RSU awards be granted to Messrs. Seifert and Kramer after considering the factors described in “Compensation-Setting Process – Setting Target Total Direct Compensation” above, as well as the outstanding unearned and unvested equity holdings of each of Messrs. Seifert and Kramer, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the median proportions of the companies in our compensation peer group, and the potential voting power dilution to our stockholders in relation to the median practice of the companies in our compensation peer group.

The RSU awards granted to Messrs. Seifert and Kramer had target values of $8 million and $4 million, respectively, with the number of units to be determined based on the average closing market price of our Class A common stock for the trailing 30-trading day period ending on January 28, 2025. On February 5, 2025, our Board of Directors approved the grant of RSU awards to Messrs. Seifert and Kramer as follows:

Named Executive Officer	RSU Award (target value) $(1)	RSU Award (number of units) (#)
Thomas Seifert	8,000,000	69,246
Douglas Kramer	4,000,000	34,623

1)

This reflects the target value, rather than the grant date fair value, of the RSU awards. The number of shares was calculated based on a 30-day trailing average of $115.53. For information regarding the aggregate grant date fair value of the RSU awards, including how the aggregate grant date fair value was calculated, see footnote 1 to the “2025 Summary Compensation Table” below.

The RSU awards granted to Messrs. Seifert and Kramer vest in four equal quarterly installments over a one-year period, with the first vesting date on May 15, 2025, subject to Messrs. Seifert’s and Kramer’s continued service to us through the applicable vesting dates. Each award is subject to the “double trigger” acceleration of vesting provisions applicable to the named executive officers pursuant to the terms of their participation in our 2024 Key Executive Change in Control and Severance Policy (the “Severance Policy”) which replaced our previous substantially identical severance policy. Each RSU represents a right to receive one share of our Class A common stock for each RSU that vests.

The equity awards granted to our named executive officers during 2025 are set forth in the “2025 Summary Compensation Table” and the “2025 Grants of Plan-Based Awards Table” below.

Retirement, Health, and Welfare Benefits

Our named executive officers are eligible to receive the same employee benefits that are generally available to all employees, subject to the satisfaction of certain eligibility requirements, including participation in retirement, health, and welfare plans. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, and short-term and long-term disability insurance.

We maintain a tax-qualified Section 401(k) retirement plan for all U.S. employees who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our Section 401(k) plan, employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. We intend for our Section 401(k) plan to qualify under Sections 401(a) and 501(a) of the Code so that contributions by employees to our Section 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from our Section 401(k) plan. The Section 401(k) plan also permits contributions to be made on a post-tax basis subject to applicable annual Code limits. To date, we have not made any matching contributions to the Section 401(k) plan.

During 2025, the compensation committee approved an Executive Physical Program for our Co-Founders. This program is designed to proactively manage health risks for our Co-Founders, allowing them to obtain an annual comprehensive wellness examination with an approved provider and to take appropriate steps in the event of illness or a medical condition that may impact their ability to perform their duties. The costs of this program (including meals, lodging, and ground transportation for travel for the wellness examination) are covered by us.

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Personal Security, and Other Personal Benefits

Personal benefits currently are not a material component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our named executive officers, except as generally made available to our employees or in situations where we believe it is appropriate to serve a legitimate business purpose (such as the security and health of our Co-Founders), including to assist an individual in the performance of his or her duties or to make him or her more efficient and effective, or to recruit or retain him or her.

Following an initial security assessment by an independent security firm in 2021 and a subsequent assessment in 2025, both of which supported maintaining of an executive security program with respect to the Co-Founders, our CEO and our President have been both provided with certain security services. We provided these services to our Co-Founders because we believe that the personal safety and security of our CEO and our President are of utmost importance to us and our stockholders. We believe that amounts paid by us for those security services have been reasonable, necessary, appropriate, and for the benefit of us and our stockholders.

As part of the executive security program, our Board of Directors and compensation committee have approved an Air Travel Security Policy, which generally requires each of our Co-Founders to use private aircraft for all business and personal travel. Our Board of Directors and compensation committee approved this policy because they believe that the personal safety and security of our Co-Founders are of utmost importance to us and our stockholders. We believe that amounts paid by us pursuant to the Air Travel Security Policy are reasonable, necessary, appropriate, and for the benefit of us and our stockholders.

Under our Air Travel Security Policy, our Co-Founders generally may not travel on the same flight, no more than five employees who are Senior Vice Presidents or above may travel on the same aircraft, and no more than two non-employee members of our Board of Directors may travel on the same aircraft. If family members and other guests of our Co-Founders (including any other company employees) travel on the private aircraft, the Co-Founder is required to notify the appropriate departments at our company so that the appropriate compensation amount is included in such Co-Founder’s compensation income. Any income or other tax liability arising from this income will not be reimbursed or “grossed up” by us.

During 2025, none of our named executive officers (except our Co-Founders) received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for any individual.

We have in the past and may in the future provide perquisites or other personal benefits in circumstances in which we think it serves a legitimate business purpose to do so, including but not limited to those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits for our named executive officers generally will be approved and subject to periodic review by the compensation committee and our Board of Directors.

Employment Agreements and Post-Employment Compensation

We have entered into written confirmatory employment agreements with our CEO, our President, and our other named executive officers.

Each of these agreements provides for “at-will” employment and sets forth the title and position of the named executive officer, including base salary as then in effect, participation in our employee benefit programs, eligibility for future equity awards, and the opportunity to participate in our Severance Policy or other severance benefit program. In connection with Mr. Kramer stepping down as our Chief Legal Officer and Secretary and transitioning to the role of Senior Advisor, Mr. Kramer entered into a new employment offer letter effective as of April 1, 2026. For additional information regarding the terms of Mr. Kramer’s new offer letter, see Certain Relationships and Related Party Transactions – Employment Offer Letter with Douglas Kramer on page 122 of this Proxy Statement.

The Severance Policy (which replaced our prior substantially identical severance policy) has been effective since September 13, 2024. The named executive officers participate in the Severance Policy at benefit levels that are substantially the same payments and benefits, and on substantially the same terms and conditions, as applied to them under the previous severance policy. For more information on the Severance Policy, see “Potential Payments upon Termination or Change in Control” below.

The Severance Policy provides our named executive officers with certain protection in the event of their termination of employment by us other than for “cause,” death, or “disability” (as such terms are defined in their participation agreement to the applicable severance policy then in effect), including in the event of certain terminations of employment in connection with a change in control of the Company.

These arrangements provide reasonable compensation to a named executive officer if he or she leaves our employ under certain circumstances to facilitate his or her transition to new employment. Further, in some instances we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing named executive officer to sign a separation agreement and release of claims acceptable to us as a condition to receiving post-employment compensation payments or benefits. We also believe that the Severance Policy maintains the named executive officers’ continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of the Company.

Under the Severance Policy, all payments and benefits in the event of a change in control of the Company are payable only if there is a subsequent loss of employment by a named executive officer (a so-called “double-trigger” arrangement). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change in control of the Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of a change in control transaction.

Awards subject to performance-based vesting, including the performance-based stock options granted to Messrs. Seifert and Kramer in 2022 and the PSUs awards granted to the Co-Founders in 2025, are specifically excluded from coverage under the terms of the Severance Policy. Under the terms of these awards, a termination of employment will not result in the acceleration of vesting, except that the time-based vesting requirements are waived upon a change in control. These provisions foster retention before a change in control, incentivize performance before and in connection with a change in control, and encourage the recipients to maximize the value for our stockholders in a change in control transaction without losing focus or energy due to concern about their post-transaction employment.

We believe that having in place reasonable and competitive post-employment compensation arrangements, including in the event of a change in control of the Company, are essential to attracting and retaining highly qualified executive officers.

For detailed descriptions of the post-employment compensation arrangements with our named executive officers, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments upon Termination or Change in Control” below.

Other Compensation Policies

Stock Ownership Guidelines

We maintain stock ownership guidelines to help ensure that our Co-Founders, Senior Vice Presidents who report directly to our Co-Founders (which includes all executive officers who are subject to Section 16 of the Exchange Act) (our covered executives), and the non-employee members of our Board of Directors maintain an equity stake in us and, by doing so, appropriately link their interests with the interests of our stockholders.

The guideline for our Co-Founders requires them to own and hold shares of our Class A common stock and/or Class B common stock with an aggregate value equal to at least five times his or her then-current annual base salary and our other covered executives (including our other named executive officers) to own and hold shares of our Class A common stock and/or Class B common stock with an aggregate value equal to at least one times his or her then-current annual base salary. The guideline for the non-employee members of our Board of Directors requires each director to own and hold shares of our Class A common stock and/or Class B common stock with an aggregate value equal to at least three times his or her annual cash retainer for service on our Board of Directors.

Each incumbent covered executive at the time we adopted these guidelines is required to achieve this accumulated value requirement by the last trading day of 2026 and to maintain such requirement thereafter throughout his or her service as a covered executive subject to these guidelines, while the then-incumbent non-employee members of our Board of Directors are expected to achieve their accumulated value requirement by the last trading day of 2026. New covered executives who are subject to these guidelines and new non-employee directors are required to achieve their accumulated value requirement by the last trading day after the completion of five full calendar years from the date that the person assumes his or her position or joins our Board of Directors, as the case may be.

As of December 31, 2025, all of our named executive officers and non-employee members of our Board of Directors were in compliance with the requirements of these guidelines.

Insider Trading Policy and Hedging and Pledging Prohibitions
We maintain an insider trading policy (the “Insider Trading Policy”) that governs the purchase, sale, and other dispositions of our securities by directors, officers, employees, and other personnel that we determine should be subject to our Insider Trading Policy (such as certain contractors and consultants) and that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable stock exchange listing requirements. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report. In addition, with regard to our company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
Under our Insider Trading Policy, absent a waiver from our CLO or our CFO, our employees (including our named executive officers) and the non-employee
members of our Board of Directors are prohibited from engaging in short sales, trading in derivative securities (other than stock options, RSU awards, and other compensatory awards issued to such individuals by us) or engaging in hedging transactions, pledging our securities as collateral for a loan, and holding our securities in a margin account.
Compensation Recovery (“Clawback”) Policy
We maintain a clawback policy designed to comply with, and will be interpreted in a manner consistent with, Exchange Act Rule
10D-1
and the applicable listing standards of the NYSE. This policy applies to all of our current and former executive officers. The clawback policy provides that, subject to the limited exemptions provided by the NYSE listing standards, if we are required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, we must reasonably promptly seek recovery of any cash-based or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, to the extent that the compensation (i) was based on a financial reporting measure and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash- or equity-based incentive compensation received by any covered executive officer, after the effective date of the clawback policy and while he/she was an executive officer, during the three completed fiscal years immediately preceding the date on which our Board of Directors, authorized committee, or officer concludes (or reasonably should have concluded) we are required, or a court, regulator, other legally authorized body requires us, to prepare the restatement. For more information, see the full text of our clawback policy, which is filed as
Exhibit
97.1 to our 2025 Annual Report filed with the SEC on February 26,
2026
.
Equity Granting Practices
During 2025, we did not grant stock options to any of our named executive officers, and we have never granted stock appreciation rights. Our Board of Directors or compensation committee, as applicable, does not grant equity awards on a predetermined schedule, but typically approves equity awards either at regularly scheduled meetings or to become effective during an open trading window. From time to time, our Board of Directors or compensation committee may grant stock options by unanimous written consent. We have not granted, nor do we intend to grant, stock options in anticipation of the release of material, nonpublic information. Further, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Awards to our non-employee
directors are granted automatically pursuant to our outside director compensation policy described further in “
Non-Employee
Director Compensation
” above.

Tax and Accounting Considerations

The compensation committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code limits the amount we may deduct from our federal income taxes for compensation paid to our CEO and certain other current or former executive officers who are “covered employees” within the meaning of Section 162(m) of the Code to $1 million per year, per individual, subject to certain exceptions. The compensation committee has not adopted a policy that all equity or other compensation paid to our covered employees must be deductible.

In approving the amount and form of compensation for our named executive officers in the future, the compensation committee generally considers all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code, as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. The compensation committee may, in its judgment, authorize compensation payments that will or may not be deductible when it believes that such payments are appropriate to attract, retain, or motivate executive talent.

Accounting for Stock-Based Compensation

The compensation committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”), the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee of our Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the 2025 Annual Report.

Respectfully submitted by the members of the compensation committee of the Board of Directors:

Carl Ledbetter (Chair)

Stacey Cunningham

Scott Sandell

This report of the compensation committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and this report and the information contained therein will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act.

Compensation Risk Assessment

The compensation committee of our Board of Directors believes that our employee compensation policies and programs do not encourage excessive and unnecessary risk-taking and are not reasonably likely to have a material adverse effect on our company. The compensation committee oversaw the performance of a risk assessment of our compensation policies and programs as generally applicable to our employees to ascertain any potential material risks that may be created by our compensation programs. The compensation committee considered the findings of the assessment conducted by management with the assistance of Compensia, the compensation committee’s compensation consultant, and concluded that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and do not encourage employees to take excessive or inappropriate risks, and that the level of risk that they might encourage is not reasonably likely to materially harm our business or financial condition, after considering mitigating controls.

2025 Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2025, 2024, and 2023.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)		All Other Compensation ($)			Total ($)
Matthew Prince	2025	537,500	(2)	58,251,101	—		1,762,451	(3)	(4)	60,551,052
Chief Executive Officer	2024	400,000		—	—		1,681,094			2,081,094
	2023	400,000		19,331,393	—		783,957			20,515,350
Michelle Zatlyn	2025	537,500	(2)	58,251,101			1,256,559	(3)	(4)	60,045,160
President	2024	400,000		—	—		960,459			1,360,459
	2023	400,000		19,331,393	—		327,456			20,058,849
Thomas Seifert	2025	750,000		9,991,505			—			10,741,505
Chief Financial Officer	2024	741,667		10,124,120	—		—			10,865,787
	2023	650,000		12,887,596	3,579,519	(5)	—			17,117,115
Douglas Kramer	2025	650,000		4,995,753						5,645,753
Former Chief Legal Officer and Secretary	2024	641,667		5,062,060	—		—			5,703,727
	2023	550,000		6,443,798	2,128,363	(5)	—			9,122,161

(1)

The amounts reported represent the aggregate grant date fair value of the RSUs awarded under the 2019 Plan to certain of our named executive officers, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions for these awards. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in the Notes to our Consolidated Financial Statements included in our 2025 Annual Report. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the executive officers. The grant date fair value of PSU awards was determined using the Monte Carlo simulation pricing model. This requires the input of assumptions, including the expected stock price volatility, the risk-free interest rate, the expected dividend yield, and the expected term of an award, as applicable. Information regarding the assumptions used to estimate the grant date fair value of PSU awards is set forth in Note 10 to our consolidated financial statements included in our 2025 Annual Report.

(2)

The annual base salaries of each of our Chief Executive Officer and President were adjusted to $550,000 in February of 2025, and paid at that rate from February through December of 2025, resulting in total payments of $537,500 to these two named executive officers during 2025.

(3)

The amounts reported for 2025 include the aggregate incremental costs to us of $1,348,751 for the personal use of our leased corporate aircraft by Mr. Prince and his family members and other guests and $1,250,135 for the personal use of our leased corporate aircraft by Ms. Zatlyn and her family members and other guests. For security reasons, pursuant to our Air Travel Security Policy, the Board of Directors generally requires Mr. Prince and Ms. Zatlyn to use private aircraft for all of their business and personal travel. We determine the incremental cost of this travel based on the invoiced amount from our leased aircraft providers for the variable costs incurred on each trip, consisting of the applicable hourly rate plus ancillary charges. Since the aircraft we lease are used primarily for business travel, the aggregate incremental cost does not include certain fixed costs that do not change based on usage, such as any applicable monthly lease expenses. From time to time, certain family members or other guests will accompany Mr. Prince or Ms. Zatlyn on personal trips when using our leased aircraft.

(4)

The amounts reported for 2025 also include the cost to us of $413,700 related to other personal security for Mr. Prince and his family and of $6,424 related to other personal security for Ms. Zatlyn and her family. As noted in the Compensation Discussion and Analysis, in connection with an independent security assessment (which was updated and re-approved in 2025), we provide both Mr. Prince and Ms. Zatlyn with certain personal security services.

(5)

The amounts reported in 2023 reflect the incremental grant date fair value of the performance-based stock options, calculated in accordance with FASB ASC Topic 718, associated with the amendments to such options that became effective May 1, 2023. The assumptions used in calculating the incremental grant date fair value reported are set forth in the Notes to our Consolidated Financial Statements included in our 2025 Annual Report. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the executive officers. For more information regarding the amendments to the performance-based stock options, see the section titled “Compensation Discussion and Analysis – Compensation Elements – Long-Term Incentive Compensation – Amendment of Outstanding Performance Stock Options” in our 2024 proxy statement filed with the SEC on April 19, 2024.

Grants of Plan Based Awards in 2025

The following table summarizes all plan-based awards granted to our named executive officers during the fiscal year ended December 31, 2025.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold	Target	Maximum
Matthew Prince	2/5/2025	—	175,111	175,111		—	(2)	20,783,028
	2/5/2025	—	—	—	259,672	—	144.29	37,468,073	(3)
Michelle Zatlyn	2/5/2025	—	175,111	175,111	—	—	(2)	20,783,028
	2/5/2025	—	—	—	259,672	—	144.29	37,468,073	(3)
Thomas Seifert	2/5/2025	—	—	—	69,246	—	144.29	9,991,505	(3)
Douglas Kramer	2/5/2025	—	—	—	34,623	—	144.29	4,995,753	(3)

(1)

Shares reported represent awards of RSUs granted under the 2019 Plan. Each award of RSUs is subject to service-based vesting criteria described in the footnotes to the table below titled “Outstanding Equity Awards at Fiscal 2025 Year End,” except as otherwise indicated in the footnotes to this table.

(2)

Represents PSU awards granted to the Co-Founders, which are subject to both market and time-based vesting conditions, calculated in accordance with FASB ASC Topic 718. The market condition (the “Stock Price Goal”) is satisfied if the volume-weighted average closing price of our Class A common stock over any rolling 90-calendar-day period following the grant date equals or exceeds the applicable price target. Upon certification of achievement of the Stock Price Goal, the applicable tranche becomes subject to time-based vesting. Earned shares vest in six equal quarterly installments (1/6th of the tranche) on the 15th of February, May, August, and November occurring on or after the certification date, subject to the Co-Founder’s continued service through each applicable vesting date. In the event of a change in control of the Company, these time-based vesting requirements are waived. See “Compensation Discussion and Analysis – Compensation Elements – Long-Term Incentive Compensation – 2025 Equity Awards for our Co-Founders” for more detailed on the performance-based awards vesting requirements.

(3)

The amounts reported represent the aggregate grant date fair value of the RSUs awarded under the 2019 Plan to certain of our named executive officers, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions for these awards. The assumptions used in calculating the grant date fair value of the RSUs reported are set forth in the Notes to our Consolidated Financial Statements included in our 2025 Annual Report. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the executive officers.

Outstanding Equity Awards at Fiscal 2025 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

	Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options					Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)
		Exercisable (#)		Unexercisable (#)	Unearned (#)
Matthew Prince	4/19/2023	—		—	—		—	—	96,089	(2)	18,943,946
	2/5/2025	—		—	—		—	—	164,167	(3)	32,365,524
	2/5/2025	—		—	—		—	—	220,722	(4)	43,515,342
Michelle Zatlyn	8/8/2017	1,748,710	(5)	—	—		2.04	8/7/2027	—		—
	4/19/2023	—		—	—		—	—	96,089	(2)	18,943,946
	2/5/2025	—		—	—		—	—	164,167	(3)	32,365,524
	2/5/2025	—		—	—		—	—	220,722	(4)	43,515,342
Thomas Seifert	7/26/2017	90,341	(5)	—	—		2.04	7/25/2027	—		—
	2/2/2022	—		—	—		—	—	2,268	(6)	447,136
	2/14/2022	120,250		—	434,750	(7)	44.72	2/13/2032	—		—
	4/19/2023	—		—	—		—	—	34,165	(8)	6,735,630
	1/24/2024	—		—	—		—	—	15,372	(9)	3,030,590
	2/5/2025	—		—	—		—	—	17,312	(10)	3,413,061
Douglas Kramer	7/26/2017	30,519	(5)	—	—		2.04	7/25/2027	—		—
	2/2/2022	—		—	—		—	—	1,418	(6)	279,559
	2/14/2022	71,500		—	258,500	(7)	44.72	2/13/2032	—		—
	4/19/2023	—		—	—		—	—	17,083	(8)	3,367,913
	1/24/2024	—		—	—		—	—	7,686	(9)	1,515,295
	2/5/2025	—		—	—		—	—	8,656	(10)	1,706,530

(1)	The market value was calculated using the closing market price of a share of our Class A common stock as of December 31, 2025, which was $197.15.
(2)

The shares of Class A common stock underlying these RSUs vest in 16 quarterly installments following February 15, 2023, subject to continued service to us through each such date. This award is subject to vesting acceleration under certain circumstances pursuant to the terms of the named executive officer’s participation in the Severance Policy, as described in the section titled “Potential Payments upon Termination or Change in Control” below.

(3)

Represents PSU awards granted to the Co-Founders that are subject to both market and time-based vesting conditions. These performance-based awards of our Class A common stock vest and become exercisable only if we achieve certain stock price milestones, and are also subject to additional service-based vesting requirements under which 1/6th of the shares of Class A common stock subject to the applicable tranche vests and becomes exercisable on each of the following quarterly vesting dates (February 15th, May 15th, August 15th, and November 15th) occurring on or after the date of certification of achievement of the applicable stock price milestone for such tranche, subject to continued service to us through each such date. The time-based vesting requirements are waived upon a change in control of the Company. In the event of a change in control of the Company, these time-based vesting requirements are waived. For additional details regarding the terms of these awards, see “Long-Term Incentive Compensation—2025 Equity Awards for our Co-Founders” above.

(4)

The shares of Class A common stock underlying these RSUs vest in 20 quarterly installments following February 15, 2025, subject to continued service to us through each such date. This award is subject to vesting acceleration under certain circumstances pursuant to the terms of the named executive officer’s participation in the Severance Policy, as described in the section titled “Potential Payments upon Termination or Change in Control” below.

(5)

The options were granted pursuant to our 2010 Plan and are immediately exercisable, except as otherwise noted below. As of December 31, 2025, the shares of Class B common stock underlying this stock option are fully vested.

(6)

The shares of Class A common stock underlying these RSUs vested as to 1/2 of the total shares on February 15, 2024 and the remaining shares vest in 8 quarterly installments thereafter, subject to continued service to us through each such date. This award is subject to vesting acceleration under certain circumstances pursuant to the terms of the named executive officer’s participation in the Severance Policy, as described in the section titled “Potential Payments upon Termination or Change in Control” below.

(7)

The options were granted pursuant to our 2019 Plan and are 10-year performance-based options to purchase shares of our Class A common stock that vest and become exercisable only if we achieve certain stock price milestones, and are also subject to additional service-based vesting requirements under which 1/6th of the shares of Class A common stock subject to the applicable tranche vests and becomes exercisable on each of the following quarterly vesting dates (February 15th, May 15th, August 15th, and November 15th) occurring on or after the date of certification of achievement of the applicable stock price milestone for such tranche, subject to continued service to us through each such date. The time-based vesting requirements are waived upon a change in control of the Company. As of the date of this Proxy Statement, we have met the stock price milestones for the first five tranches, and therefore, the performance condition was satisfied for the first five tranches for each of Messrs. Seifert and Kramer’s performance-based stock options (“Performance Options”). These Performance Options were amended on May 1, 2023, as described in more detail in the section titled “Compensation Elements – Long-Term Incentive Compensation — Amendment of Outstanding Performance Stock Options” in our 2024 proxy statement filed with the SEC on April 19, 2024.

(8)

The shares of Class A common stock underlying these RSUs vest in 12 quarterly installments following May 15, 2023, subject to continued service to us through each such date. This award is subject to vesting acceleration under certain circumstances pursuant to the terms of the named executive officer’s participation in the Severance Policy, as described in the section titled “Potential Payments upon Termination or Change in Control” below.

(9)

The shares of Class A common stock underlying these RSUs vest in 8 quarterly installments following February 15, 2024, subject to continued service to us through each such date. This award is subject to vesting acceleration under certain circumstances pursuant to the terms of the named executive officer’s participation in the Severance Policy, as described in the section titled “Potential Payments upon Termination or Change in Control” below.

(10)

The shares of Class A common stock underlying these RSUs vest in four quarterly installments following February 15, 2025, subject to continued service to us through each such date. This award is subject to vesting acceleration under certain circumstances pursuant to the terms of the named executive officer’s participation in the Severance Policy, as described in the section titled “Potential Payments upon Termination or Change in Control” below.

Option Exercises and Stock Vested in 2025

The following table presents, for each of the named executive officers, the number of shares of our common stock acquired upon the exercise of stock options and the vesting and settlement of RSUs during 2025 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Matthew Prince	—	—	126,764	23,586,161
Michelle Zatlyn	846,142	146,556,439	126,764	23,586,161
Thomas Seifert	225,000	33,655,737	193,952	35,641,792
Douglas Kramer	29,981	5,867,594	98,502	18,095,431

(1)

The aggregate value realized is calculated by multiplying (i) the number of shares of common stock acquired upon exercise by (ii) the difference between the closing price of our Class A common stock on the date of exercise, as reported by the NYSE, and the applicable exercise price of the option, and does not represent actual amounts received by our named executive officers as a result of the option exercises.

(2)

The aggregate value realized is calculated by multiplying (i) the number of shares of common stock acquired upon vesting of RSUs by (ii) the closing price of our Class A common stock on the vest date (or, in the event the vest date occurs on a holiday or weekend, the closing price of our Class A common stock on the immediately preceding trading day), as reported by the NYSE.

Potential Payments upon Termination or Change in Control

In July 2024, our Board of Directors adopted and approved change in control and severance benefits for our current named executive officers and certain other key employees (collectively, participants) pursuant to the Severance Policy. The Severance Policy became effective in September 2024, the day after the 2019 Severance Policy expired by its terms. The named executive officers participate in the Severance Policy at benefit levels that are substantially the same payments and benefits, and on substantially the same terms and conditions, as applied to them under the 2019 Severance Policy.

The Severance Policy provides that if we terminate a named executive officer’s employment outside of the period beginning three months prior to and ending 12 months after a “change in control” (as defined in the Severance Policy) (such period, the change in control period) other than for “cause” (as generally defined within the named executive officer’s participation agreement), and other than due to death or disability, the named executive officer will receive:

•	a lump sum payment equal to six months of base salary; and

•	a lump sum payment equal to 12 months of COBRA continuation coverage premiums.

The following table describes the potential payments that would have been provided to each of our named executive officers pursuant to the Severance Policy in the event that they were involuntarily terminated as described above outside of a change in control period, assuming such termination occurred on December 31, 2025.

Named Executive Officer	Cash Compensation ($)	Health Benefits ($)	Total ($)
Matthew Prince	275,000	29,997	304,997
Michelle Zatlyn	275,000	28,890	303,890
Thomas Seifert	375,000	20,890	395,890
Douglas Kramer	325,000	33,047	358,047

The Severance Policy also provides that if a named executive officer’s employment is terminated during the change in control period either by us other than for cause, and other than due to death or disability, or by the named executive officer due to a “constructive termination” (as generally defined within the executive officer’s participation agreement), the named executive officer will receive:

•	a lump sum payment equal to 12 months of base salary;

•	a lump sum equal to a prorated target annual bonus for the year of termination;

•

100% acceleration of unvested time-based equity awards granted on or after the effective date of the Severance Policy (the terms of the Performance Options specify that such grants will not be considered time-based equity awards for purposes of the Severance Policy and therefore will not be subject to the acceleration of vesting provisions of the Severance Policy); and

•	a lump sum payment equal to 12 months of COBRA continuation coverage premiums.

In addition, our equity incentive plans contain certain provisions related to a change in control that could impact awards held by our named executive officers. Our 2019 Plan provides that in the event of a merger or “change in control,” as defined under the 2019 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation does not continue an outstanding award (or some portion of such award), then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. However, the Performance Options granted to Messrs. Seifert and Kramer and the PSU awards granted in 2025 to Mr. Prince and Ms. Zatlyn will not accelerate if not assumed or substituted for by a successor corporation. Instead, the time-based vesting requirement is waived in the event of a change in control (with the performance-based requirements measured pursuant to the award terms), and any shares subject to the Performance Options and any portion of the PSUs that have not vested as of immediately prior to a change in control will be forfeited as of immediately prior to the change in control and will not be eligible for any vesting as a result of the change in control.

Our 2010 Plan provides that, in the event of certain specified significant corporate transactions, each outstanding award will be treated as the administrator determines, unless otherwise provided in an award agreement or other written agreement between us and the award holder. Unless otherwise provided in an award agreement, if a 2010 Plan award is not assumed, continued or substituted for, the award will not vest and will terminate prior to the effective time of the transaction, but for awards held by individuals who have not terminated service with us prior to the corporate transaction, any reacquisition or repurchase rights held by us will lapse, contingent on the effectiveness of such transaction.

The following table describes the potential payments that would have been provided to each of our named executive officers in the event that, during a change in control period or, with respect to the equity acceleration, in connection with or following a change in control, they were involuntarily terminated as described above, assuming such termination occurred on December 31, 2025.

Named Executive Officer	Cash Compensation ($)	Health Benefits ($)	Equity Acceleration ($)(1)	Total ($)
Matthew Prince	550,000	29,997	62,459,289	63,039,286
Michelle Zatlyn	550,000	28,890	62,459,289	63,038,179
Thomas Seifert	750,000	20,890	13,626,417	14,397,307
Douglas Kramer	650,000	33,047	6,869,297	7,552,344

(1)

For each named executive officer, the estimated benefit amount of unvested RSUs was calculated by multiplying the number of unvested RSUs by the closing price of our Class A common stock on December 31, 2025, which was $197.15 per share.

The Severance Policy provides that if we discover after a participant’s receipt of payments or benefits under the Severance Policy that grounds for the termination of the participant’s employment for cause existed, then the participant will not receive any further payments or benefits under the Severance Policy and, to the extent permitted under applicable laws, will be required to repay to us any payments or benefits he or she received under the Severance Policy (and any financial gain derived from such payments or benefits). In addition, a participant’s payments and benefits under the Severance Policy are subject to our clawback policy as in effect at the time the participant is provided a participation agreement (or amendment or restatement of a participation agreement) under the Severance Policy and any other clawback policy we are required to adopt to comply with applicable laws.

In addition, the Severance Policy provides that if any payments or benefits received by a participant under the Severance Policy or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount results in a greater amount received by the participant on an after-tax basis. The Severance Policy does not require us to provide any tax gross-ups.

To receive the severance described above under the Severance Policy, the participant must sign and not revoke our then-standard separation agreement and release of claims within the timeframe that is set forth in the Severance Policy.

CEO Pay Ratio Disclosure

As required by SEC rules, we are providing the following information about the ratio of the total annual compensation of our “median employee” to the total annual compensation of our CEO (the “CEO Pay Ratio”).

For fiscal 2025, the total compensation of our CEO was $60,551,052 and the total compensation of our median employee was $156,306. Accordingly, the CEO Pay Ratio for fiscal 2025 is approximately 387:1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

To identify our median employee for 2025, we examined the 2025 compensation of all our employees globally, including those employed on a full-time, part-time, seasonal or temporary basis by us as of December 31, 2025, excluding our CEO. For employees paid other than in U.S. dollars, we converted their compensation into U.S. dollars using foreign currency exchange rates in effect as of December 31, 2025. We did not make any cost-of-living adjustments for employees outside the United States. We annualized compensation for employees who were not employed by us for the entire 2025 fiscal year. We used a consistently applied compensation measure consisting of annual base salary and sales commissions paid, if applicable, to identify our median employee for 2025, with such information based on our payroll records. We believe our methodology represents a consistently applied compensation measure because it reasonably reflects compensation to our employees, striking a balance in terms of administrative burden while consistently treating all the primary compensation components for our worldwide workforce and capturing a full year of each of such primary compensation components.

We calculated our median employee’s fiscal 2025 annual total compensation using the same methodology that we use for our named executive officers as set forth in the “2025 Summary Compensation Table” above. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of the “2025 Summary Compensation Table” above.

In selecting the median employee in accordance with Item 402 of Regulation S-K under the Securities Act, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As a result, the disclosure regarding the compensation of our median employee and the CEO Pay Ratio may not be directly comparable to similar disclosure by other reporting companies.

Pay Versus Performance Disclosure
As required by SEC rules, we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”) and certain measures of our financial performance. For further information concerning our pay-for-performance
philosophy and how our compensation committee aligns executive compensation with our performance, refer to the section titled “
Compensation Discussion and Analysis
.”
The tabular and narrative disclosures provided below are intended to be calculated in a manner consistent with the applicable SEC rules and may reflect reasonable estimates and assumptions where appropriate.
Pay Versus Performance Table
The following table provides information regarding the CAP to our principal executive officer (“PEO”) and, as an average, for our other named executive officers
(“non-PEO
NEOs”), and select financial performance measures, in each case, during the years ended December 31, 2025, 2024,
2023
, 2022 and 2021.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($ in thousands)(7)	Revenue ($ in thousands)(8)
					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
2025	60,551,052	97,692,067	25,477,473	68,271,071	259.44	258.38	(102,267)	2,167,937
2024	2,081,094	6,580,724	5,976,658	15,378,722	141.70	208.30	(78,800)	1,669,626
2023	20,515,350	36,814,134	15,432,708	34,721,558	109.57	152.48	(183,949)	1,296,745
2022	599,731	(123,800,316)	20,203,347	(56,851,765)	59.49	96.60	(193,381)	975,241
2021	400,000	133,649,996	2,803,735	71,405,207	173.05	134.53	(260,309)	656,426

(1)
The amounts reported reflect the total compensation for Mr. Prince (who has been our PEO since co-founding
our company in 2009) for each corresponding year in the “Total” column of the applicable Summary Compensation Table. For more information with respect to 2023, 2024, and 2025, see the section titled “
2025 Summary Compensation Table
.”

(2)
The amounts reported represent the amount of CAP to Mr. Prince for the corresponding fiscal year, as computed in accordance with SEC rules as further described below. These amounts do not reflect the actual amount of compensation earned by or paid to Mr. Prince during the applicable year. In accordance with Item 402(v) of Regulation
S-K
under the Securities Act, the following adjustments were made to Mr. Prince’s total compensation for each year to determine the CAP:

Year	Reported Summary Compensation Table Total for PEO ($)	Less: Reported Value of Equity Awards ($)(a)	Add: Equity Award Adjustments ($)(b)	Compensation Actually Paid to PEO ($)
2025	60,551,052	58,251,101	95,392,116	97,692,067
2024	2,081,094	—	4,499,630	6,580,724
2023	20,515,350	19,331,393	35,630,177	36,814,134
2022	599,731	—	(124,400,047)	(123,800,316)
2021	400,000	—	133,249,996	133,649,996

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. For more information about Mr. Prince’s equity awards for 2025, see the section titled “
2025 Summary Compensation Table
.” We have never provided pension benefits to our named executive officers; therefore, no adjustments to the 2025 Summary Compensation Table total for changes in pension values are necessary.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate the fair values were updated as of each measurement date and will differ from those disclosed as of the grant date. The methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted in the Year and that are Outstanding and Unvested ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2025	71,342,401	8,597,083	9,596,095	5,856,537	—	—	95,392,116
2024	—	4,223,658	—	275,971	—	—	4,499,630
2023	20,800,846	—	3,538,488	11,290,843	—	—	35,630,177
2022	—	(64,717,501)	—	(59,682,546)	—	—	(124,400,047)
2021	—	97,142,504	—	36,107,493	—	—	133,249,996

For purposes of calculating the CAP to our PEO, compensation related to equity awards was remeasured. For RSUs, the fair values and the change in fair values were determined by the closing price of our common stock at each applicable fiscal year-end
date or, in the case of vested awards, the stock price on the vesting date. For stock options, a Black-Scholes-Merton option valuation model (“BSM model”) was used as of the applicable year-end
date or, in the case of vested options, the vesting date. Similarly, for unvested performance stock options, a Monte Carlo simulation model in conjunction with the BSM model was used. For unearned PSUs, a Monte Carlo simulation model was used. The BSM model and Monte Carlo Simulation model require assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility, expected risk-free interest rate, and the expected dividend yield. The assumptions used varied by measurement date and the range of these assumptions used for each fiscal year end are as follows:

	Year Ended December 31,
	2025	2024	2023	2022	2021
Expected remaining term (in years)	2.0- 2.5	2.0 -2.5	1.0 -1.5	1.5	1.5 -2.5
Expected volatility	49.30% - 54.34%	55.89% - 82.16%	63.88% - 93.37%	62.67% - 88.34%	57.40% - 66.52%
Expected risk-free interest rate	3.44% - 4.21%	4.01% - 4.65%	3.82% - 5.34%	0.69% - 4.52%	0.11% - 0.85%
Expected dividend yield	—	—	—	—	—

(3)
The amounts reported represent the average of the amounts reported for the non-PEO
NEOs in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the non-PEO

NEOs included for purposes of calculating the average amounts in each applicable year are as follows: Michelle Zatlyn, Thomas Seifert, and Douglas Kramer.
(4)
The amounts reported represent the average amount of CAP to the non-PEO
NEOs specified in footnote (3), as computed in accordance with SEC rules. These amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO
NEOs during the applicable year. In accordance with Item 402(v) of Regulation
S-K
under the Securities Act, the following adjustments were made to average total compensation for the non-PEO
NEOs for each year to determine the CAP, using the same methodology described above in footnote (2), including with respect to the remeasurement of compensation related to equity awards:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less: Average Reported Value of Equity Awards ($)	Add: Average Equity Award Adjustments ($)(a)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	25,477,473	24,412,786	67,206,385	68,271,071
2024	5,976,658	5,062,060	14,464,124	15,378,722
2023	15,432,708	14,790,223	34,079,072	34,721,558
2022	20,203,347	19,320,714	(57,734,399)	(56,851,765)
2021	2,803,735	2,270,402	70,871,874	71,405,207

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year- End Fair Value of Equity Awards Granted in the Year and that are Outstanding and Unvested ($)	Average Year- over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Outstanding and Unvested ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Year- over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Average Equity Award Adjustments ($)

2025	25,487,331	23,073,047	8,083,194	10,562,814	—	—	67,206,385
2024	4,137,999	8,148,833	1,892,003	285,290	—	—	14,464,124
2023	14,045,019	11,603,751	2,314,766	6,115,537	—	—	34,079,072
2022	6,724,110	(34,558,762)	—	(29,899,746)	—	—	(57,734,399)
2021	3,572,548	48,739,135	—	18,560,191	—	—	70,871,874

(5)
Total shareholder return (“TSR”) is the value of $100 at the end of the measurement period assuming an amount invested in our Class A common
stock as of the beginning of the measurement period and reinvesting all dividends. We have not paid dividends historically.

(6)
Peer group TSR is the value of $100 at the end of the measurement period assuming an amount invested in the peer group index as of the beginning of the measurement period using a total return methodology, in order to take into account cumulative amount of dividends for the measurement period as required by Item 201(e) of Regulation
S-K.
The peer group used for this purpose is the following published industry index: Standard & Poor 500 Information Technology Index (the “Index”), as used in our stock performance graph included in our 2025 Annual Report.

(7)	The amounts reported represent our net income (loss), as reflected in our audited financial statements for the applicable year as included in our 2025 Annual Report.
(8)
The amounts reported represent our revenue, as reflected in our audited financial statements for the applicable year as included in our 2025 Annual Report. While we use several financial performance measures for purposes of our compensation programs, we have determined that revenue is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by us to link CAP to the named executive officers, for the most recently completed fiscal year, to our performance.

Tabular List of Financial Performance Measures
The following table includes the three financial performance measures that we believe represent our most important fin anci
al performance measures we used to link CAP to company performance. As described in greater detail in the section titled “
Compensation Discussion and Analysis
,” our executive compensation program reflects a
pay-for-performance
philosophy. The most important financial performance measure used by us to link executive compensation actually paid to the named executive officers, for the most recently completed fiscal year, to our performance is revenue.

2025 Financial Performance Measures
Revenue
Gross Margin
Stock Price
Analysis of the Information Presented in the Pay Versus Performance Table
As required by SEC rules, we are providing the following graphical descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation Actually Paid and Total Shareholder Return
The following graph shows the relationships between the amount of CAP to Mr. Prince, the average amount of CAP to the non-PEO
NEOs, our cumulative TSR, and the cumulative TSR of our peer group over the five years presented in the Pay Versus Performance Table.

Compensation Actually Paid vs. Total Shareholder Return

$150,000,000
$100,000,000
$50,000,000
$-
$(50,000,000)
$(100,000,000)
$(150,000,000)
Compensation Actually Paid
$300
$250
$200
$150
$100
$50
$-
Total Shareholder Return
$133,649,996
$71,405,207
$173
$135
$(123,800,316)
$(56,851,765)
$59
$97
$36,814,134
$34,721,558
$152
$110
$6,580,724
$15,378,722
$208
$142
$97,692,067
$259
$258
$68,271,070
2021
2022
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid To Other NEOs
Company Total Shareholder Return
Peer Group Total Shareholder Return

Compensation Actually Paid and Net Income (Loss)
The following graph shows the relationships between the amount of CAP to Mr. Prince, the average amount of CAP to the non-PEO
NEOs, and our net income (loss) over the five years presented in the Pay Versus Performance Table.

Compensation Actually Paid vs. Net Income (Loss)
$150,000,000
$100,000,000
$50,000,000
$-
$(50,000,000)
$(100,000,000)
$(150,000,000)
Compensation Actually Paid
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
$(250,000)
$(300,000)
Net Income (Loss)
$133,649,996
$71,405,207
$(260,309)
$(123,800,316)
$(56,851,765)
$(193,381)
$36,814,134
$34,721,558
$(183,949)
$6,580,724
$15,378,722
$(78,800)
$97,692,067
$68,271,070
$(102,267)
2021
2022
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid To Other NEOs
Net Income / (Loss) (in thousands)

Compensation Actually Paid and Revenue
The following graph shows the relationships between the amount of CAP to Mr. Prince, the average amount of CAP to the non-PEO
NEOs, and our revenue over the five years presented in the Pay Versus Performance Table.

Compensation Actually Paid vs. Revenue

$150,000,000
$100,000,000
$50,000,000
$-
$(50,000,000)
$(100,000,000)
$(150,000,000)
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Revenue
$133,649,996
$71,405,207
$656,426
$(123,800,316)
$(56,851,765)
$975,241
$36,814,134
$34,721,558
$6,580,724
$15,378,722
$1,669,626
$97,692,067
$68,271,070
$2,167,937
2021
2022
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid To Other NEOs
Revenue (in thousands)

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2025. Information is included for equity compensation plans approved by our stockholders. In addition, information is included for an equity compensation plan that we have assumed in connection with an acquisition, which plan has not been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by stockholders
2010 Equity Incentive Plan(2)	2,639,149	$2.31	—
2019 Equity Incentive Plan(3)(4)	13,342,434	$57.26	84,219,618
2019 Employee Stock Purchase Plan(5)	—	—	20,073,728
Equity compensation plans not approved by stockholders(6)	11,715	$21.27	—
Total	15,993,298	$31.56	104,293,346

(1)	RSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.
(2)

As a result of our IPO and the adoption of the 2019 Plan, we no longer grant awards under the 2010 Plan; however, all outstanding awards under the 2010 Plan remain subject to the terms of the 2010 Plan. The number of shares underlying stock options or RSUs granted under the 2010 Plan that expire or terminate or are forfeited or repurchased by us under the 2010 Plan, tendered to or withheld by us for payment of an exercise price or for tax withholding, or repurchased by us due to failure to vest, up to a maximum of 37,326,953 shares, will be automatically added to the shares of Class A common stock available for issuance under the 2019 Plan.

(3)

Our 2019 Plan provides that the number of shares of Class A common stock available for issuance under the 2019 Plan will automatically increase on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 29,335,000 shares, (ii) five percent (5%) of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (iii) such other amount as the compensation committee of the Board of Directors may determine.

(4)

Includes up to 550,266 shares of Class A common stock to be issued pursuant to outstanding performance-based restricted stock units, which reflects the number of shares to be issued assuming the relevant performance conditions are achieved at the maximum level, which is equal to 200% of the target amount.

(5)

Our ESPP provides that the number of shares of Class A common stock available for issuance under the ESPP will automatically increase on the first day of each fiscal year beginning with the 2021 fiscal year, in an amount equal to the least of (i) 5,870,000 shares, (ii) one percent (1%) of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (iii) such other amount as the compensation committee of the Board of Directors may determine.

(6)

Consists of shares issuable under the Area 1 Security, Inc. 2013 Stock Incentive Plan, which has been assumed by us in connection with our acquisition of Area 1 Security, Inc. in April 2022. A description of the Area 1 Security, Inc. 2013 Stock Incentive Plan is set forth in the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 21, 2024.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 30, 2026 for:

•	each of our named executive officers;

•	each of our directors and director nominees;

•	all of our executive officers and directors as a group; and

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class A common stock and Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of percentage of beneficial ownership on 319,528,379 shares of our Class A common stock and 33,937,897 shares of our Class B common stock outstanding on April 30, 2026. We have deemed shares of our capital stock subject to stock options that are currently exercisable or exercisable within 60 days of April 30, 2026 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of April 30, 2026 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Cloudflare, Inc., 101 Townsend Street, San Francisco, California 94107. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Shares Beneficially Owned
	Class A		Class B		Total Voting %†
	Shares	%	Shares	%
Named Executive Officers and Directors:
Matthew Prince(1)	45,508	*	25,693,312	75.7%	39.0%
Michelle Zatlyn(2)	99,637	*	9,016,720	25.5%	13.4%
Thomas Seifert(3)	285,234	*	347,225	1.0%	*
Douglas Kramer(4)	193,149	*	193,149	*	*
Alissa Starzak(5)	62,633	*	29,167	*	*
John Graham-Cumming(6)	501,898	*	—	*	*
Carl Ledbetter(7)	947,681	*	—	*	*
Mark Hawkins	10,322	*	—	*	*
Scott Sandell(8)	222,070	*	—	*	*
Katrin Suder	37,723	*	—	*	*
Stacey Cunningham	1,124	*	—	*	*
Karim Lakhani	4,457	*	—	*	*
All executive officers and directors as a group (11 persons)(9)	2,218,287	*	35,458,082	99.0%	52.4%
Greater than 5% Stockholders:
Capital World Investors(10)	36,368,156	11.4%	—	*	5.5%
Baillie Gifford & Co(11)	16,823,947	5.3%	—	*	2.6%
Morgan Stanley(12)	16,803,415	5.3%	—	*	2.6%
BlackRock, Inc.(13)	16,649,551	5.2%	—	*	2.5%
Vanguard Capital Management(14)	16,492,428	5.2%	—	*	2.5%
Vanguard Portfolio Management(15)	16,122,189	5.0%	—	*	2.4%

*	Represents less than one percent (1%).
†

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of our Class A common stock is entitled to one vote per share, and each holder of our Class B common stock is entitled to 10 votes per share on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by our amended and restated certificate of incorporation or by law.

(1)

Includes (i) 4,742,073 shares of Class B common stock held of record by The Matthew Prince Revocable Trust dated October 29, 2015, for which Mr. Prince serves as a trustee; (ii) 1,060,000 shares of Class B common stock held of record by The Prince Family Exempt Irrevocable Trust dated March 29, 2016, for which Mr. Prince serves as an investment advisor; (iii) 6,928,408 shares of Class B common stock held of record by The Prince Family Nonexempt Irrevocable Trust dated March 29, 2016, for which Mr. Prince serves as an investment advisor; (iv) 2,907,863 shares of Class B common stock held of record by The Matthew Prince 2024 Grantor Retained Annuity Trust dated May 20, 2024, for which Mr. Prince serves as co-trustee and investment advisor; (v) 3,103,139 shares of Class B common stock held of record by The Matthew Prince 2024 Grantor Retained Annuity Trust #2 dated August 20, 2024, for which Mr. Prince serves as co-trustee and investment advisor; (vi) 2,000,000 shares of Class B common stock held of record by The Matthew Prince 2025 Grantor Retained Annuity Trust dated May 10, 2025, for which Mr. Prince serves as co-trustee and investment advisor; (vii) 2,000,000 shares of Class B common stock held of record by The Matthew Prince 2025 Grantor Retained Annuity Trust #2 dated August 11, 2025, for which Mr. Prince serves as co-trustee and investment advisor; (viii) 2,951,829 shares of Class B common stock held of record by The Prince 2021 Remainder Trust dated September 23, 2021, for which Mr. Prince serves as an investment advisor; and (ix) 45,508 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026.

(2)

Includes (i) 34,514 shares of Class A common stock held of record by Ms. Zatlyn; (ii) 19,615 shares of Class A common stock held of record by The SZ 2021 Irrevocable Trust dated November 6, 2021, for which Ms. Zatlyn serves as an investment advisor; (iii) 552,438 shares of Class B common stock held of record by The Sutherland/Zatlyn Revocable Trust dated November 17, 2016, for which Ms. Zatlyn serves as a co-trustee; (iv) 351,505 shares of Class B common stock held of record by The SZ 2020 Irrevocable Trust dated November 25, 2020, for which Ms. Zatlyn serves as an investment advisor; (v) 2,064,551 shares of Class B common stock held of record by The SZ 2021 Irrevocable Trust dated November 6, 2021, for which Ms. Zatlyn serves as an investment advisor; (vi) 4,819 shares of Class B common stock held of record by The SZ 2023 Irrevocable Trust dated August 29, 2023, for which Ms. Zatlyn serves as an investment advisor; (vii) 921,730 shares of Class B common stock held of record by The Sutherland/Zatlyn 2024 Annuity Trust dated May 29, 2024, for which Ms. Zatlyn serves as co-trustee and investment advisor; (viii) 944,742 shares of Class B common stock held of record by The Sutherland/Zatlyn 2024 Annuity Trust #2 dated August 19, 2024, for which Ms. Zatlyn serves as co-trustee and investment advisor; (ix) 790,659 shares of Class B common stock held of record by The Sutherland/Zatlyn 2024 Annuity Trust #3 dated November 12, 2024, for which Ms. Zatlyn serves as co-trustee and investment advisor; (x) 1,000,000 shares of Class B common stock held of record by The Sutherland/Zatlyn 2025 Annuity Trust dated May 23, 2025, for which Ms. Zatlyn serves as co-trustee and investment advisor; (xi) 200,000 shares of Class B common stock held of record by The Sutherland/Zatlyn 2025 Annuity Trust #2 dated August 15, 2025, for which Ms. Zatlyn serves as co-trustee and investment advisor; (xii) 250,000 shares of Class B common stock held of record by The Sutherland/Zatlyn 2025 Annuity Trust #3 dated November 11, 2025, for which Ms. Zatlyn serves as co-trustee and investment advisor; (xiii) 495,258 shares of Class B common stock held of record by 2025 Gift Fund I LLC, for which Ms. Zatlyn serves as the manager, (xiv) 1,441,018 shares of Class B common stock issuable upon the exercise of options within 60 days of April 30, 2026; and (xv) 45,508 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026. Ms. Zatlyn has no pecuniary interest in the shares held by 2025 Gift Fund I LLC, which is a donor-advised fund operated for the purpose of charitable giving.

(3)

Includes (i) 77,441 shares of Class A common stock held of record by Mr. Seifert; (ii) 8,925 shares of Class B common stock held of record by Mr. Seifert; (iii) 150,000 shares of Class B common stock held of record by Center Court Partners Ltd., for which Mr. Seifert serves as a partner; (iv) 46,100 shares of Class B common stock held of record by The Center Court 2020 Trust 1 dated December 11, 2020, for which Mr. Seifert serves as a trustee; (v) 46,100 shares of Class B common stock held of record by The Center Court 2020 Trust 2 dated December 11, 2020, for which Mr. Seifert serves as a trustee; (vi) 46,100 shares of Class B common stock held of record by The Center Court 2020 Trust 3 dated December 11, 2020, for which Mr. Seifert serves as a trustee; (vii) 175,750 shares of Class A common stock issuable upon the exercise of options within 60 days of April 30, 2026; (viii) 50,000 shares of Class B common stock issuable upon the exercise of options within 60 days of April 30, 2026; and (ix) 32,043 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026.

(4)

Includes (i) 80,107 shares of Class A common stock held of record by Mr. Kramer; (ii) 30,175 shares of Class B common stock held of record by Mr. Kramer; (iii) 104,500 shares of Class A common stock issuable upon the exercise of options within 60 days of April 30, 2026; (iv) 30,519 shares of Class B common stock issuable upon the exercise of options within 60 days of April 30, 2026; and (v) 8,542 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026.

(5)

Includes (i) 33,439 shares of Class A common stock held of record by Ms. Starzak; (ii) 21,666 shares of Class A common stock issuable upon the exercise of options within 60 days of April 30, 2026; (iii) 29,167 shares of Class B common stock issuable upon the exercise of options within 60 days of April 30, 2026; and (iv) 7,528 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026.

(6)

Includes (i) 491,818 shares of Class A common stock held of record by Dr. Graham-Cumming and (ii) 10,080 shares of Class A common stock subject to stock options exercisable within 60 days of April 30, 2026, all of which are fully vested as of April 30, 2026.

(7)

Includes (i) 104,684 shares of Class A common stock held of record by Mr. Ledbetter; (ii) 841,825 shares of Class A common stock held of record by the Carl S. Ledbetter Trust dated February 14, 2020, for which Mr. Ledbetter serves as a co-trustee; and (iii) 1,172 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026.

(8)

Includes (i) 174,534 shares of Class A common stock held of record by the Blue Mountain Trust, dated April 29, 2019; (ii) 37,000 shares of Class A common stock held of record by the Pendleton 2020 GRAT dated December 21, 2020, for which Mr. Sandell serves as trustee; and (iii) 1,172 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026.

(9)

Includes (i) 1,875,516 shares of Class A common stock and 33,070,981 shares of Class B common stock beneficially owned by our executive officers and directors; (ii) 1,520,185 shares of Class B common stock subject to options exercisable within 60 days of April 30, 2026 and held by our executive officers and directors, all of which are fully vested; (iii) 207,496 shares of Class A common stock subject to performance-based stock options exercisable within 60 days of April 30, 2026 and held by our executive officers and directors, of which 167,496 shares are fully vested as of April 30, 2026; and (iv) 135,275 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 30, 2026. Percentages are based on total class denominators tracked as of April 30, 2026.

(10)

According to a Schedule 13G/A filed with the SEC on February 13, 2026 reporting stock ownership as of December 31, 2025, consists of 36,368,156 shares of Class A common stock held of record by Capital World Investors and/or one or more of its investment management subsidiaries and affiliates, which may include Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (collectively, Capital World Investors). Of the shares of Class A common stock beneficially owned, Capital World Investors reported that it had sole voting power with respect to 36,226,756 shares and sole dispositive power with respect to 36,368,156 shares. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(11)

According to a Schedule 13G/A filed with the SEC on February 5, 2026 reporting stock ownership as of December 31, 2025, consists of 16,823,947 shares of Class A common stock held of record by Baillie Gifford & Co and/or one or more of its investment adviser subsidiaries and affiliates, which may include Baillie Gifford Overseas Limited. Of the shares of Class A common stock beneficially owned, Baillie Gifford & Co reported that it had sole voting power with respect to 11,073,167 shares and sole dispositive power with respect to 16,823,947 shares. The address for Baillie Gifford & Co is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom.

(12)

According to a Schedule 13G/A filed with the SEC on February 12, 2026 reporting stock ownership as of December 31, 2025, consists of 16,803,415 shares of Class A common stock held of record by Morgan Stanley and/or one or more of its subsidiaries and affiliates, which may include Morgan Stanley Investment Management Inc. Of the shares of Class A common stock beneficially owned, Morgan Stanley reported that it had shared voting power with respect to 14,874,525 shares and shared dispositive power with respect to 16,803,415 shares. The address for Morgan Stanley is 1585 Broadway, New York, New York 10036.

(13)

According to a Schedule 13G/A filed with the SEC on January 29, 2024 reporting stock ownership as of December 31, 2023, consists of 16,649,551 shares of Class A common stock held of record by BlackRock, Inc. and/or one or more of its investment management subsidiaries and affiliates. Of the shares of Class A common stock beneficially owned, BlackRock, Inc. reported that it had sole voting power with respect to 15,115,637 shares and sole dispositive power with respect to 16,649,551 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(14)

According to a Schedule 13G filed with the SEC on April 29, 2026 reporting stock ownership as of March 31, 2026, consists of 16,492,428 shares of Class A common stock held of record by The Vanguard Group and/or one or more of its investment management subsidiaries and affiliates. Of the shares of Class A common stock beneficially owned, The Vanguard Group reported that it had shared voting power with respect to 139,403 shares, sole dispositive power with respect to 15,920,405 shares, and shared dispositive power with respect to 572,023 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(15)

According to a Schedule 13G filed with the SEC on April 29, 2026 reporting stock ownership as of March 31, 2026, consists of 16,122,179 shares of Class A common stock held of record by Vanguard Portfolio Management LLC and/or one or more of its investment management subsidiaries and affiliates. Of the shares of Class A common stock beneficially owned, Vanguard Portfolio Management LLC reported that it had shared voting power with respect to 82,290 shares and sole dispositive power with respect to 16,122,179 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, discussed in the section titled “Executive Compensation,” the following is a description of each transaction since the beginning of our last fiscal year and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeded or exceeds $120,000; and

•

any of our directors (including director nominees), executive officers, or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Employment Offer Letter with Douglas Kramer

Effective April 1, 2026, Mr. Kramer, who previously was our Chief Legal Officer and Secretary through March 31, 2026, entered into a new employment offer letter regarding his new role as Senior Advisor to the Company. In connection with his new position, Mr. Kramer will receive an annual base salary of $100,000 and, subject to his continued employment with us, will continue to retain and be eligible to vest his previously unvested RSU awards and Performance Options. He will no longer participate in the Severance Policy.

Employment Offer Letter with Alissa Starzak

Effective April 1, 2026, Ms. Starzak, who previously was our Deputy Chief Legal Officer and Global Head of Public Policy, was promoted to become our Chief Legal Officer and Secretary, succeeding Douglas Kramer. In connection with her new position, Ms. Starzak entered into a new employment offer letter that supersedes her prior offer letter. Pursuant to the new offer letter, Ms. Starzak will receive (i) an annual base salary of $600,000 (representing a $155,000 increase over her annual base salary under the prior offer letter), (ii) an RSU award with a value of $8 million that vests quarterly over four years, (iii) an additional RSU award with a value of $5 million that vests quarterly over a two-year period starting in February 2027, and (iv) 128,000 performance stock options that vest and become exercisable only if we achieve certain stock price milestones and which is also subject to additional service-based vesting requirements. She also will participate in our Severance Policy as an Executive Staff member.

Leased Aircraft

Mr. Prince, our Chief Executive Officer and Co-Chair of our Board of Directors, beneficially owns an aircraft through an affiliate. Beginning in August 2024, we lease the aircraft on a non-exclusive basis from Mr. Prince’s affiliate for Mr. Prince’s business and personal travel that is required pursuant to our Air Travel Security Policy. We do not have any minimum use requirements with respect to the leased aircraft, and the lease may be terminated by us upon 90 days’ prior written notice. Our compensation committee reviewed and approved the lease terms, which are based on competitive analyses of comparable chartered aircraft rates provided periodically by a third-party aviation consultant who was engaged to advise the compensation committee, and our audit committee approved the resulting related party transaction. The hourly costs under the lease from Mr. Prince’s affiliate are less than the hourly costs we pay our existing third party leased aircraft providers for the travel of Ms. Zatlyn, our President and Co-Chair of our Board of Directors. For use of the leased aircraft from January 1, 2025 to December 31, 2025, we paid an aggregate of $1.3 million to Mr. Prince’s affiliate.

Capitalization Changes

We are proposing the New Certificate be approved and adopted by our stockholders at the Annual Meeting. As a result of their ownership of more than a majority of each of our total outstanding voting power and the outstanding voting power of the Class B common stock as of the Record Date, Mr. Prince, our Chief Executive Officer and Co-Chair of our Board of Directors, and Ms. Zatlyn, our President and Co-Chair of our Board of Directors, will have the power to approve and adopt the New Certificate without the affirmative vote of any other stockholder. In connection with the Preferred Exchange, the Company, Mr. Prince, Ms. Zatlyn, and certain of their respective affiliates intend to enter into the Exchange Agreement (as defined in Proposal Four). For more information about the New Certificate, the Class C Split and related matters, including the interests of Mr. Prince and Ms. Zatlyn, including their interests related to the Class C Split and the Preferred Exchange, please see “Proposal Four—Adoption of an Amendment and Restatement of our Certificate of Incorporation.”

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission, or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise. Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.

Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit, or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, amended and restated bylaws, and in indemnification agreements that we have entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees, or other agents or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board of Directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Policies and Procedures for Related Party Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

We have adopted a formal written policy providing that our audit committee must approve or ratify any related party transaction. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, whether such transaction would impair the independence of an outside director, and the extent of the related person’s interest in the transaction. Any member of the audit committee who has an interest in a potential related party transaction under discussion will abstain from voting on the approval of such transaction. If a related party transaction will be ongoing, the audit committee may establish guidelines for us to follow in our ongoing dealings with the related party.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers, and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements were satisfied on a timely basis.

2025 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2025 are included in our 2025 Annual Report, which we will make available to stockholders at the same time as this Proxy Statement. Our 2025 Annual Report and this Proxy Statement are posted on our website at https://cloudflare.NET and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2025 Annual Report without charge by sending a written request to Cloudflare, Inc., Attention: Investor Relations, 101 Townsend Street, San Francisco, California 94107.

* * *

Our Board of Directors knows of no other matters that will be presented for consideration during the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

It is important that your shares of our common stock be represented during the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

San Francisco, California

June 9, 2026

APPENDIX A-1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CLOUDFLARE, INC.

Cloudflare, Inc., a Delaware corporation, hereby certifies that:

1. The Corporation was incorporated under the name Cloudflare, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 17, 2009.

2. The Amended and Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this Corporation as heretofore amended and restated, has been duly adopted by the Corporation’s Board of Directors and approved by the Corporation’s stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3. The Amended and Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit A shall be effective as of [●].

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on [●], 2026.

CLOUDFLARE, INC.

By:
Name:	Matthew Prince
Title:	Chief Executive Officer

A-1-1

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CLOUDFLARE, INC.

ARTICLE I

The name of the corporation is Cloudflare, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 838 Walker Road, Suite 21-2, in the City of Dover, County of Kent, 19904. The name of its registered agent at such address is Registered Agent Solutions, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

ARTICLE IV

The Corporation is authorized to issue 4,500,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”); 315,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”); 2,250,000,000 shares of Class C Common Stock, par value $0.001 per share (the “Class C Common Stock”); and 450,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Immediately upon the effectiveness of the filing of this Amended and Restated Certificate with the Secretary of State of the State of Delaware (the “Implementation Time”), (i) each one (1) share of Class A Common Stock issued and outstanding or held as treasury stock immediately prior to the Implementation Time shall, automatically and without further action by the Corporation or any stockholder, be reconstituted and become one (1) share of Class A Common Stock and one (1) share of Class C Common Stock (the “Class A Split”) and (ii) each one (1) share of Class B Common Stock issued and outstanding or held as treasury stock immediately prior to the Implementation Time shall, automatically and without further action by the Corporation or any stockholder, be reconstituted and become one (1) share of Class B Common Stock and one (1) share of Class C Common Stock (the “Class B Split”). Following the Implementation Time (i) any stock certificate that immediately prior to the Implementation Time represented shares of Class A Common Stock shall be deemed to represent the applicable number of shares of Class A Common Stock and Class C Common Stock resulting from the Class A Split and (ii) any stock certificate that immediately prior to the Implementation Time represented shares of Class B Common Stock shall be deemed to represent the applicable number of shares of Class B Common Stock and Class C Common Stock resulting from the Class B Split.

Notwithstanding anything in this Amended and Restated Certificate to the contrary, including, without limitation, Article V, Section 1.4 of this Amended and Restated Certificate, following the Implementation Time, all references in this Amended and Restated Certificate to “Effective Time” shall be understood to refer to 10:05 A.M. Eastern Time on September 17, 2019.

A-1-2

ARTICLE V

The rights, powers, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:

1.Definitions. For purposes of this Amended and Restated Certificate, the following definitions apply:

1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Corporation is a party in which issued and outstanding shares of the Corporation are transferred or shares of the Corporation are issued, such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.

1.2 “Amended and Restated Certificate” means this Amended and Restated Certificate of Incorporation of the Corporation (including any Preferred Stock Designation, as defined below), as may be further amended and restated from time to time.

1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

1.4 “Base Class B Shares” means the number of shares of Class B Common Stock held collectively by the Excluded Parties and their Permitted Entities as of immediately upon the effectiveness of this Amended and Restated Certificate (the “Effective Time”).

1.5 “Board” means the Board of Directors of the Corporation.

1.6 “Disability” or “Disabled” means, with respect to an Excluded Party, the permanent and total disability of such Excluded Party such that such Excluded Party is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed physician jointly selected by a majority of the Independent Directors and such Excluded Party. If such Excluded Party is incapable of selecting a licensed physician, then such Excluded Party’s spouse shall make the selection on behalf of such Excluded Party, or in the absence or incapacity of such Excluded Party’s spouse, such Excluded Party’s adult children by majority vote shall make the selection on behalf of such Excluded Party, or in the absence of adult children of such Excluded Party or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such Excluded Party and which holds more shares of all classes of capital stock of the Corporation than any other revocable living trust created by such Excluded Party shall make the selection on behalf of such Excluded Party, or in the absence of any such successor trustee, the legal guardian or conservator of the estate of such Excluded Party shall make the selection on behalf of such Excluded Party.

1.7 “Excluded Party” means either of Matthew Prince or Michelle Zatlyn.

1.8 “Family Member” means, with respect to a natural person, whether related by blood or marriage, (i) such natural person’s spouse, ex-spouse or domestic partner; (ii) such natural person’s parents and grandparents; (iii) such natural person’s siblings; (iv) such natural person’s children and other lineal descendants;

A-1-3

and (v) the lineal descendants of such natural person’s siblings. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority, and step-children.

1.9 “Final Conversion Date” means:

(a) the date fixed by the Board that is no less than 61 days and no more than 180 days following the date that the total number of outstanding shares of Class B Common Stock held by the Excluded Parties and their Permitted Entities and Permitted Transferees represents less than 25% of the Base Class B Shares (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event);

(b) the date that is nine (9) months after the death or Disability of the later to die or become Disabled of the Excluded Parties, provided, that such date may be extended but not for a total period of longer than eighteen (18) months from the later applicable death or Disability to a date approved by a majority of the Independent Directors then in office; or

(c) the date specified by (i) the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, or in an affirmative written election executed by the holders of a majority of the then outstanding shares of Class B Common Stock and (ii) both of the Excluded Parties (but excluding any Excluded Party who is then deceased or Disabled or who, individually or through his or her Permitted Entities or Permitted Transferees, holds less than 25% of the aggregate number of shares of Class B Common Stock held by such Excluded Party, individually or through his or her Permitted Entities or Permitted Transferees, as of the Effective Time (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event)).

1.10 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.

1.11 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.

1.12 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.

1.13 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

1.14 “Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, limited liability company or charitable organization, foundation or similar entity specified in Article V, Section 1.15(b) with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Article V, Section 1.15 applicable to such Permitted Entity.

1.15 “Permitted Transfer” means

(a) with respect to either Excluded Party, a Transfer from (i)(A) such Excluded Party, (B) such Excluded Party’s Permitted Entities or (C) such Excluded Party’s Permitted Transferees, to (ii)(A) such Excluded Party’s estate as a result of such Excluded Party’s death, (B) either Excluded Party, (C) either Excluded Party’s Permitted Entities or (D) either Excluded Party’s Permitted Transferees; and

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(b) any Transfer of a share of Class B Common Stock by a Qualified Stockholder to any of such Qualified Stockholder’s Permitted Entities listed below or any Permitted Transferees and from any of the Permitted Entities listed below or any Permitted Transferees to such Qualified Stockholder or to such Qualified Stockholder’s other Permitted Entities or Permitted Transferees:

i. a bona fide trust primarily for the benefit of such Qualified Stockholder, such Qualified Stockholder’s Family Member and/or a charitable organization, foundation or similar entity in each case so long as a Qualified Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (B) shares dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder; provided that in the event a Qualified Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (A) or clause (B) of this Article V, Section 1.15(b)(i), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

ii. a trust under the terms of which such Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code of 1986, as amended, (the “Code”) or a reversionary interest in each case so long as a Qualified Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (B) shares dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder; provided that in the event a Qualified Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (A) or clause (B) of this Article V, Section 1.15(b)(ii), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

iii. an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided in each case that such Qualified Stockholder has (A) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust; or (B) shares dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust only with persons constituting the Qualified Designees of such Qualified Stockholder; provided, further, that in the event the Qualified Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust as set forth in either of clause (A) or clause (B) of this Article V, Section 1.15(b)(iii), each such share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

iv. a corporation in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

v. a partnership in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or

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otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Qualified Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

vi. a limited liability company in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

vii. any charitable organization, foundation or similar entity established by such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, so long as a Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; provided such Transfer to such entity does not involve any payment of cash, securities, property or other consideration (other than an interest in such entity) to such Qualified Stockholder; provided, further, that in the event a Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity, each share of Class B Common Stock then held by such entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (i) or (ii) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of (i) or (ii) above, as the case may be, are otherwise satisfied.

In the case of an Excluded Party and solely for purposes of Article V, Section 1.15(b)(i)—(iii), an Excluded Party shall be deemed to have sole dispositive power with respect to the shares of Class B Common Stock if such Excluded Party has the power to terminate, remove or replace any person or entity having dispositive power over the applicable shares of Class B Common Stock.

1.16 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.

1.17 “Qualified Designee” means (a) a Family Member of any Qualified Stockholder who is a natural person; or (b) a professional that provides trustee services, including, without limitation, attorneys, private professional fiduciaries, trust companies and bank trust departments.

1.18 “Qualified Stockholder” means (a) any registered holder of a share of Class B Common Stock as of the Effective Time; (b) any Permitted Transferee; and (c) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time in compliance with this Amended and Restated Certificate.

1.19 “Securities Exchange” means the New York Stock Exchange, the Nasdaq Stock Market or any successor markets or exchanges.

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1.20 “Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise) after the Effective Time, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder, if after the Effective Time there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the previous holders of such voting power no longer retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity. Notwithstanding the foregoing, the following will not be considered a “Transfer”:

(a) granting a revocable proxy to officers or directors of the Corporation (or the exercise of such proxy by such officers or directors) at the request of the Board in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by this Amended and Restated Certificate;

(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (ii) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than (if applicable) the mutual promise to vote shares in a designated manner;

(c) pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares and the holder of the security interest does not exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;

(d) granting a proxy by an Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees to the other Excluded Party to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such granting Excluded Party, such granting Excluded Party’s Permitted Entities or such granting Excluded Party’s Permitted Transferees, and the exercise of such proxy by such other Excluded Party;

(e) granting a proxy by an Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees to a person designated by such Excluded Party and approved by a majority of the Independent Directors then in office, to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees, or over which such Excluded Party has Voting Control pursuant to proxy or voting agreements then in place, effective either (i) on the death of such Excluded Party or (ii) during any Disability of such Excluded Party, including the exercise of such proxy by such person;

(f) entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

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(g) the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” that is not a Permitted Transfer; and

(h) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event), provided that such Liquidation Event was approved by the Board.

1.21 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise; provided that, in the case of an Excluded Party and solely for purposes of Article V, Section 1.15(b)(i) - (iii), an Excluded Party shall be deemed to have exclusive Voting Control with respect to the shares of Class B Common Stock if such Excluded Party has the power to terminate, remove or replace any person or entity having Voting Control over the applicable shares of Class B Common Stock.

1.22 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.

2. Identical Rights. Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, shares of Common Stock shall have the same rights and powers, rank equally (including, without limitation, as to any dividends and distributions, any liquidation, dissolution or winding up of the Corporation and any voting of such shares), share ratably and be identical in all respects as to all matters.

3. Dividends and Distributions.

3.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends and subject to Section 3.2, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board. Any dividends paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class or series is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable class or series of Common Stock treated adversely, voting separately as a class.

3.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock, unless different treatment of the shares of Class A Common Stock or Class B Common Stock, as applicable, is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock if, and only if, a dividend payable in shares of Class B Common Stock, or rights to acquire shares of Class B Common Stock, is declared and paid to the holders of Class B Common Stock at the same rate and with the same record date and payment date; and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or

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distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, is declared and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock.

3.3 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock or Class B Common Stock, as applicable, is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

4. Voting Rights.

4.1 Common Stock.

(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to ten votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

4.2 General. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock and Class B Common Stock will vote together as a single class and not as separate series or classes.

4.3 Authorized Shares. The number of authorized shares of Common Stock or any class or series thereof may be increased or decreased (but not below (i) the number of shares of Common Stock or, in the case of a class or series of Common Stock, such class or series, then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Article V, Section 9) by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; provided that the number of authorized shares of Class B Common Stock shall not be increased or decreased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.

4.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under circumstances specified in this Amended and Restated Certificate (as modified by any Preferred Stock Designation), (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, and (ii) from and after the Final Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Company.

5. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation to any holder or holders of Common Stock, then, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis (based on the number of shares of Common Stock held by each) to the holders of Common Stock, unless different treatment of

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the shares of each such class or series of Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, payments to be made or received by a holder of Common Stock in connection with any such Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a distribution for the purpose of this Article V, Section 5; provided, further, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such Liquidation Event if the only difference in the per share consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock.

6. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:

6.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.

6.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:

(a) on the affirmative written election of such holder to effect the conversion of such share or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder);

(b) on the occurrence of a Transfer of such share of Class B Common Stock, other than a Permitted Transfer;

(c) with respect to Class B Common Stock held of record by a holder who is a natural person (other than an Excluded Party), or a Permitted Transferee or Permitted Entity of such natural person (other than an Excluded Party), upon the death of such natural person (for the avoidance of doubt, shares of Class B Common Stock held by any Qualified Stockholder that would have constituted a Permitted Transferee or Permitted Entity of a natural person had such Qualified Stockholder acquired such shares from such natural person following the Effective Time will be subject to automatic conversion as though such Qualified Stockholder constituted a Permitted Transferee or Permitted Entity of such natural person upon their death);

(d) with respect to Class B Common Stock held by a natural person (other than an Excluded Party), or a Permitted Transferee or Permitted Entity of such natural person (other than an Excluded Party), that is or was an employee, director or person otherwise engaged by the Corporation or its affiliates to render consulting or advisory services and is or was compensated for such services (a “Service Provider”), upon the later of (i) the close of business on the date on which such person ceases to be a Service Provider or (ii) one minute after the Effective Time;

(e) with respect to Class B Common Stock issued on or after the Effective Time pursuant to an equity award under any stock-based compensation plan maintained by the Corporation (an “Equity Award”) to a natural person (other than an Excluded Party) who was a Service Provider at the time such Equity Award was granted but is not a Service Provider at the time the related Class B Common Stock is issued, effective immediately following such issuance; or

(f) with respect to the shares of Class B Common Stock held of record by an Excluded Party, such Excluded Party’s Permitted Entities, or such Excluded Party’s Permitted Transferees, each share of Class B

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Common Stock held of record by such Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date that is nine (9) months after the date of death or Disability of such Excluded Party or such later date not to exceed a total period of eighteen (18) months after the date of death or Disability of such Excluded Party as may be approved by a majority of the Independent Directors then in office, during which period Voting Control over such Excluded Party’s shares of Class B Common Stock (including shares of Class B Common Stock held of record by such Excluded Party’s Permitted Entities and Permitted Transferees) shall be exercised in accordance with any proxy or voting agreement entered into in accordance with Article V, Section 1.20 of this Amended and Restated Certificate or, if no such proxy or voting agreement is in place at the time of such death or Disability, a person (including a person serving as trustee) previously designated by the Excluded Party and approved by the Board may exercise Voting Control over the Excluded Party’s shares of Class B Common Stock (including shares of Class B Common Stock held of record by such Excluded Party’s Permitted Entities and Permitted Transferees); provided, however, that such shares shall not so convert pursuant to the foregoing provisions of this Article V, Section 6.2(f) (but, for the avoidance of doubt, subject to the following proviso) if and for so long as a proxy or voting agreement with respect to such shares has been entered into and remains effective in accordance with Article V, Section 1.20(d); provided, further, that, if both Excluded Parties die and/or become Disabled simultaneously or the second Excluded Party dies or becomes Disabled following the death or Disability of the other Excluded Party, but prior to the conversion pursuant to this Article V, Section 6.2(f) of the shares of Class B Common Stock held of record by such first Excluded Party to die or become Disabled, such first Excluded Party’s Permitted Entities or such first Excluded Party’s Permitted Transferees, a person (including a person serving as trustee) previously designated by the Excluded Parties and approved by the Board may exercise Voting Control over the Excluded Parties’ shares of Class B Common Stock (including shares of Class B Common Stock held of record by each Excluded Party’s Permitted Entities and Permitted Transferees) and, in such instance, each such share of Class B Common Stock (including, for the avoidance of doubt, shares of Class B Common Stock with respect to which a proxy or voting agreement has been entered into in accordance with Article V, Section 1.20(d)) shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock (and the Final Conversion Date shall occur) upon that date which is nine (9) months after the death or Disability of the later to die or become Disabled of the Excluded Parties, or such later date not to exceed a total period of eighteen (18) months after the later applicable death or Disability as may be approved by a majority of the Independent Directors then in office. Notwithstanding anything to the contrary contained herein, to the extent shares of Class B Common Stock are held by a Permitted Entity or Permitted Transferee of an Excluded Party and the other Excluded Party has sole and exclusive Voting Control over such shares (including, without limitation, pursuant to a proxy or voting agreement that has been entered into in accordance with Article V, Section 1.20(d)), the shares of Class B Common Stock held by such Permitted Entity or Permitted Transferee shall be treated as held of record by the Excluded Party that has sole and exclusive Voting Control over such shares for purposes of this Article V, Section 6.2(f) and shall not be converted into shares of Class A Common Stock as a result of the death or Disability of the other Excluded Party.

7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock into Class A Common Stock and the general administration of this dual-class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock, or as to whether or not another conversion contemplated in the foregoing Section 6 of this Article V has occurred, shall be conclusive and binding.

8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to Article V, Section 6, such conversion shall be deemed to have been made, as applicable, (i) at the time that the Transfer of shares or death, as applicable, occurred or as otherwise provided

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in Article V, Section 6.2(f); (ii) immediately upon the Final Conversion Date; or (iii) in the case of a conversion pursuant to Article V, Section 6.2(a), (d) or (e), the applicable date or event otherwise described therein, subject in all cases to any transition periods specifically provided for in this Amended and Restated Certificate. Upon any conversion of Class B Common Stock into Class A Common Stock in accordance with this Amended and Restated Certificate, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock into such number of shares as will be sufficient for such purpose.

10. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.

ARTICLE VI

1. Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law or in any Preferred Stock Designation, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

2. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

ARTICLE VII

1. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in this Amended and Restated Certificate (as modified by any Preferred Stock Designation), the number of directors that constitutes the entire Board shall be fixed solely by resolution of the Board acting pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, directors of the Corporation whose terms are expiring at such meeting shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

2. Board Structure. From and after the Effective Time, the directors, other than any who may be elected by the holders of any series of Preferred Stock under circumstances specified in this Amended and Restated

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Certificate (as modified by any Preferred Stock Designation), shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board may assign members of the Board already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders following the Effective Time, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Time, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Time. At each annual meeting of stockholders, commencing with the first regularly scheduled annual meeting of stockholders following the Effective Time, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three-year term to expire upon the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VII, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is thereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

3. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in Section 141(k) of the Delaware General Corporation Law. Subject to the rights of the holders of any series of Preferred Stock to elect directors and fill vacancies under circumstances specified in this Amended and Restated Certificate (as modified by any Preferred Stock Designation), and except as may be permitted in the specific case by resolution of a majority of the Whole Board, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

ARTICLE VIII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

1.Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by this Amended and Restated Certificate or the Bylaws of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

3. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

4. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chair of the Board; or (iii) the chief executive officer of the Corporation. A special meeting of stockholders may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board pursuant to a resolution adopted by a majority of the Whole Board, or the chair of a meeting of stockholders, may

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cancel, postpone or reschedule any previously scheduled meeting of stockholders at any time, before or after the notice for such meeting has been sent to stockholders.

5. No Stockholder Action by Written Consent. Except for the rights of the holders of the Class B Common Stock to vote separately as a class as specifically set forth in this Amended and Restated Certificate and the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

6. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

7. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this Amended and Restated Certificate inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE X

If any provision of this Amended and Restated Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate shall be enforceable in accordance with its terms.

Except as provided in Article IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate or any provision of law that might otherwise permit a lesser vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate, the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, Article V, Article VI, Article VII, Article VIII or this Article X.

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ARTICLE XI

The rights, powers, preferences, privileges, restrictions and other matters relating to the Class C Common Stock are as follows:

1. Identical Rights. Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, shares of Class C Common Stock shall have the same rights and powers, rank equally (including, without limitation, as to any dividends and distributions, and any liquidation, dissolution or winding up of the Corporation), share ratably and be identical in all respects to the Class A Common Stock as to all matters.

2. Dividends and Distributions.

2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends or other distributions, the holders of Class C Common Stock shall be entitled to receive, on a per share basis, only if a dividend or distribution with the same record date and payment date is declared and paid on each class of Common Stock, the same form and amount of dividends and other distributions as may be declared by the Board from time to time with respect to shares of the Common Stock out of any assets of the Corporation legally available therefor, unless different treatment of the shares of Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock, and Class C Common Stock, each voting separately as a class; provided, however, in the event that such dividend or distribution is paid in the form of securities of the Corporation or rights to acquire securities of the Corporation, the holders of Class C Common Stock shall be entitled to receive Class C Common Stock or rights to acquire Class C Common Stock, as the case may be.

2.2 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of Class C Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock, and Class C Common Stock, each voting separately as a class.

3. Voting Rights. Except as otherwise required by applicable law, shares of Class C Common Stock shall have no voting power and the holders thereof shall not be entitled to vote on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation by reason of their ownership thereof.

4. Authorized Shares. The number of authorized shares of Class C Common Stock may be increased or decreased (but not below the number of shares of Class C Common Stock then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

5. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation, the holders of the Class C Common Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Common Stock in connection with such Liquidation Event, unless different treatment of the shares of Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock, and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, payments to be made to or received by a stockholder of the Corporation in connection with any such Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a distribution for the purpose of this Article XI, Section 5; provided, further, however, that holders of Class C Common Stock may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such Liquidation Event if the only difference in the per share consideration to the holders of the Class C Common Stock and Common Stock is that any securities distributed to the holders of Class C Common Stock have no voting rights or power, to the fullest extent permitted by law.

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6. Conversion of the Class C Common Stock. On the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, each outstanding share of Class C Common Stock shall automatically, without further action by the Corporation or any stockholder of the Corporation, convert into one (1) fully paid and nonassessable share of Class A Common Stock.

7. Amendment. Notwithstanding any other provision of this Amended and Restated Certificate or any provision of law that might otherwise permit a lesser vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate, the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, this Article XI.

8. Certain Acquisitions. Any acquisition of an entity or the business or assets of an entity by the Corporation or any subsidiary of the Corporation whether by merger, consolidation, acquisition of stock or otherwise, and whether in a single transaction or series of related transactions, in which the Corporation proposes to issue shares of Class C Common Stock in consideration therefor with a fair market value in excess of $100,000,000, as determined by a majority of the Independent Directors then in office, must be approved by a majority of the Independent Directors then in office.

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APPENDIX A-2

MARKED COPY OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CLOUDFLARE, INC.

Cloudflare, Inc., a Delaware corporation, hereby certifies that:

1. The Corporation was incorporated under the name Cloudflare, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 17, 2009.

2. The Amended and Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this Corporation as heretofore amended and restated, has been duly adopted by the Corporation’s Board of Directors and approved by the Corporation’s stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware~~, with the approval of the Corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware~~.

3. ~~This~~The Amended and Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit A shall be effective as of ~~10:05 A.M. Eastern Time on September 17, 2019~~[●].

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on ~~September 16~~[●], 20~~19~~26 ~~and the foregoing facts stated herein are true and correct~~.

CLOUDFLARE, INC.

By:
Name: Matthew Prince
Title: Chief Executive Officer

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EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CLOUDFLARE, INC.

ARTICLE I

The name of the corporation is Cloudflare, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is ~~9 E. Loockerman St.~~838 Walker Road, Suite ~~311~~21-2, in the City of Dover, County of Kent, 1990~~1~~4. The name of its registered agent at such address is Registered Agent Solutions, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

ARTICLE IV

The Corporation is authorized to issue ~~2,250,000,000~~4,500,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”); 315,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”); ~~and 225,000,000~~ 2,250,000,000 shares of Class C Common Stock, par value $0.001 per share (the “Class C Common Stock”); and 450,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Immediately upon the effectiveness of the filing of this Amended and Restated Certificate with the Secretary of State of the State of Delaware (the “Implementation Time”), (i) each one (1) share of Class A Common Stock issued and outstanding or held as treasury stock immediately prior to the Implementation Time shall, automatically and without further action by the Corporation or any stockholder, be reconstituted and become one (1) share of Class A Common Stock and one (1) share of Class C Common Stock (the “Class A Split”) and (ii) each one (1) share of Class B Common Stock issued and outstanding or held as treasury stock immediately prior to the Implementation Time shall, automatically and without further action by the Corporation or any stockholder, be reconstituted and become one (1) share of Class B Common Stock and one (1) share of Class C Common Stock (the “Class B Split”). Following the Implementation Time (i) any stock certificate that immediately prior to the Implementation Time represented shares of Class A Common Stock shall be deemed to represent the applicable number of shares of Class A Common Stock and Class C Common Stock resulting from the Class A Split and (ii) any stock certificate that immediately prior to the Implementation Time represented shares of Class B Common Stock shall be deemed to represent the applicable number of shares of Class B Common Stock and Class C Common Stock resulting from the Class B Split.

Notwithstanding anything in this Amended and Restated Certificate to the contrary, including, without limitation, Article V, Section 1.4 of this Amended and Restated Certificate, following the Implementation Time, all references in this Amended and Restated Certificate to “Effective Time” shall be understood to refer to 10:05 A.M. Eastern Time on September 17, 2019.

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ARTICLE V

The rights, powers, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:

1.Definitions. For purposes of this Amended and Restated Certificate, the following definitions apply:

1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Corporation is a party in which issued and outstanding shares of the Corporation are transferred or shares of the Corporation are issued, such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.

1.2 “Amended and Restated Certificate” means this Amended and Restated Certificate of Incorporation of the Corporation (including any Preferred Stock Designation, as defined below), as may be further amended and restated from time to time.

1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

1.4 “Base Class B Shares” means the number of shares of Class B Common Stock held collectively by the Excluded Parties and their Permitted Entities as of immediately upon the effectiveness of this Amended and Restated Certificate (the “Effective Time”).

1.5 “Board” means the Board of Directors of the Corporation.

1.6 “Disability” or “Disabled” means, with respect to an Excluded Party, the permanent and total disability of such Excluded Party such that such Excluded Party is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed physician jointly selected by a majority of the Independent Directors and such Excluded Party. If such Excluded Party is incapable of selecting a licensed physician, then such Excluded Party’s spouse shall make the selection on behalf of such Excluded Party, or in the absence or incapacity of such Excluded Party’s spouse, such Excluded Party’s adult children by majority vote shall make the selection on behalf of such Excluded Party, or in the absence of adult children of such Excluded Party or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such Excluded Party and which holds more shares of all classes of capital stock of the Corporation than any other revocable living trust created by such Excluded Party shall make the selection on behalf of such Excluded Party, or in the absence of any such successor trustee, the legal guardian or conservator of the estate of such Excluded Party shall make the selection on behalf of such Excluded Party.

1.7 “Excluded Party” means either of Matthew Prince or Michelle Zatlyn.

1.8 “Family Member” means, with respect to a natural person, whether related by blood or marriage, (i) such natural person’s spouse, ex-spouse or domestic partner; (ii) such natural person’s parents and grandparents; (iii) such natural person’s siblings; (iv) such natural person’s children and other lineal descendants; and (v) the lineal descendants of such natural person’s siblings. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority, and step-children.

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1.9 “Final Conversion Date” means:

(a) the date fixed by the Board that is no less than 61 days and no more than 180 days following the date that the total number of outstanding shares of Class B Common Stock held by the Excluded Parties and their Permitted Entities and Permitted Transferees represents less than 25% of the Base Class B Shares (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event);

(b) the date that is nine (9) months after the death or Disability of the later to die or become Disabled of the Excluded Parties, provided, that such date may be extended but not for a total period of longer than eighteen (18) months from the later applicable death or Disability to a date approved by a majority of the Independent Directors then in office; or

(c) the date specified by (i) the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, or in an affirmative written election executed by the holders of a majority of the then outstanding shares of Class B Common Stock and (ii) both of the Excluded Parties (but excluding any Excluded Party who is then deceased or Disabled or who, individually or through his or her Permitted Entities or Permitted Transferees, holds less than 25% of the aggregate number of shares of Class B Common Stock held by such Excluded Party, individually or through his or her Permitted Entities or Permitted Transferees, as of the Effective Time (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event)).

1.10 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.

1.11 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.

1.12 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.

1.13 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

1.14 “Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, limited liability company or charitable organization, foundation or similar entity specified in Article V, Section 1.15(b) with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Article V, Section 1.15 applicable to such Permitted Entity.

1.15 “Permitted Transfer” means

(a) with respect to either Excluded Party, a Transfer from (i)(A) such Excluded Party, (B) such Excluded Party’s Permitted Entities or (C) such Excluded Party’s Permitted Transferees, to (ii)(A) such Excluded Party’s estate as a result of such Excluded Party’s death, (B) either Excluded Party, (C) either Excluded Party’s Permitted Entities or (D) either Excluded Party’s Permitted Transferees; and

(b) any Transfer of a share of Class B Common Stock by a Qualified Stockholder to any of such Qualified Stockholder’s Permitted Entities listed below or any Permitted Transferees and from any of the

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Permitted Entities listed below or any Permitted Transferees to such Qualified Stockholder or to such Qualified Stockholder’s other Permitted Entities or Permitted Transferees:

i. a bona fide trust primarily for the benefit of such Qualified Stockholder, such Qualified Stockholder’s Family Member and/or a charitable organization, foundation or similar entity in each case so long as a Qualified Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (B) shares dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder; provided that in the event a Qualified Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (A) or clause (B) of this Article V, Section 1.15(b)(i), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

ii. a trust under the terms of which such Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code of 1986, as amended, (the “Code”) or a reversionary interest in each case so long as a Qualified Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (B) shares dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder; provided that in the event a Qualified Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (A) or clause (B) of this Article V, Section 1.15(b)(ii), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

iii. an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided in each case that such Qualified Stockholder has (A) sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust; or (B) shares dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust only with persons constituting the Qualified Designees of such Qualified Stockholder; provided, further, that in the event the Qualified Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust as set forth in either of clause (A) or clause (B) of this Article V, Section 1.15(b)(iii), each such share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

iv. a corporation in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

v. a partnership in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided

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that in the event the Qualified Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

vi. a limited liability company in which such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

vii. any charitable organization, foundation or similar entity established by such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, so long as a Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; provided such Transfer to such entity does not involve any payment of cash, securities, property or other consideration (other than an interest in such entity) to such Qualified Stockholder; provided, further, that in the event a Qualified Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity, each share of Class B Common Stock then held by such entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (i) or (ii) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of (i) or (ii) above, as the case may be, are otherwise satisfied.

In the case of an Excluded Party and solely for purposes of Article V, Section 1.15(b)(i) - (iii), an Excluded Party shall be deemed to have sole dispositive power with respect to the shares of Class B Common Stock if such Excluded Party has the power to terminate, remove or replace any person or entity having dispositive power over the applicable shares of Class B Common Stock.

1.16 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.

1.17 “Qualified Designee” means (a) a Family Member of any Qualified Stockholder who is a natural person; or (b) a professional that provides trustee services, including, without limitation, attorneys, private professional fiduciaries, trust companies and bank trust departments.

1.18 “Qualified Stockholder” means (a) any registered holder of a share of Class B Common Stock as of the Effective Time; (b) any Permitted Transferee; and (c) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time in compliance with this Amended and Restated Certificate.

1.19 “Securities Exchange” means the New York Stock Exchange, the Nasdaq Stock Market or any successor markets or exchanges.

1.20 “Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or

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beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise) after the Effective Time, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder, if after the Effective Time there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the previous holders of such voting power no longer retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity. Notwithstanding the foregoing, the following will not be considered a “Transfer”:

(a) granting a revocable proxy to officers or directors of the Corporation (or the exercise of such proxy by such officers or directors) at the request of the Board in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by this Amended and Restated Certificate;

(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (ii) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than (if applicable) the mutual promise to vote shares in a designated manner;

(c) pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares and the holder of the security interest does not exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;

(d) granting a proxy by an Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees to the other Excluded Party to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such granting Excluded Party, such granting Excluded Party’s Permitted Entities or such granting Excluded Party’s Permitted Transferees, and the exercise of such proxy by such other Excluded Party;

(e) granting a proxy by an Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees to a person designated by such Excluded Party and approved by a majority of the Independent Directors then in office, to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees, or over which such Excluded Party has Voting Control pursuant to proxy or voting agreements then in place, effective either (i) on the death of such Excluded Party or (ii) during any Disability of such Excluded Party, including the exercise of such proxy by such person;

(f) entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(g) the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property

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laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” that is not a Permitted Transfer; and

(h) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event), provided that such Liquidation Event was approved by the Board.

1.21 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise; provided that, in the case of an Excluded Party and solely for purposes of Article V, Section 1.15(b)(i) - (iii), an Excluded Party shall be deemed to have exclusive Voting Control with respect to the shares of Class B Common Stock if such Excluded Party has the power to terminate, remove or replace any person or entity having Voting Control over the applicable shares of Class B Common Stock.

1.22 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.

2. Identical Rights. Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, shares of Common Stock shall have the same rights and powers, rank equally (including, without limitation, as to any dividends and distributions, any liquidation, dissolution or winding up of the Corporation and any voting of such shares), share ratably and be identical in all respects as to all matters.

3. Dividends and Distributions.

3.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends and subject to Section 3.2, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board. Any dividends paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class or series is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable class or series of Common Stock treated adversely, voting separately as a class.

3.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock, unless different treatment of the shares of Class A Common Stock or Class B Common Stock, as applicable, is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock if, and only if, a dividend payable in shares of Class B Common Stock, or rights to acquire shares of Class B Common Stock, is declared and paid to the holders of Class B Common Stock at the same rate and with the same record date and payment date; and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, is declared

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and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock.

3.3 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock or Class B Common Stock, as applicable, is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

4. Voting Rights.

4.1 Common Stock.

(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to ten votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

4.2 General. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock and Class B Common Stock will vote together as a single class and not as separate series or classes.

4.3 Authorized Shares. The number of authorized shares of Common Stock or any class or series thereof may be increased or decreased (but not below (i) the number of shares of Common Stock or, in the case of a class or series of Common Stock, such class or series, then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Article V, Section 9) by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; provided that the number of authorized shares of Class B Common Stock shall not be increased or decreased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.

4.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under circumstances specified in this Amended and Restated Certificate (as modified by any Preferred Stock Designation), (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, and (ii) from and after the Final Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Company.

5. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation to any holder or holders of Common Stock, then, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis (based on the number of shares of Common Stock held by each) to the holders of Common Stock, unless different treatment of the shares of each such class or series of Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting

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separately as a class; provided, however, that for the avoidance of doubt, payments to be made or received by a holder of Common Stock in connection with any such Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a distribution for the purpose of this Article V, Section 5; provided, further, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such Liquidation Event if the only difference in the per share consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock.

6. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:

6.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.

6.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:

(a) on the affirmative written election of such holder to effect the conversion of such share or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder);

(b) on the occurrence of a Transfer of such share of Class B Common Stock, other than a Permitted Transfer;

(c) with respect to Class B Common Stock held of record by a holder who is a natural person (other than an Excluded Party), or a Permitted Transferee or Permitted Entity of such natural person (other than an Excluded Party), upon the death of such natural person (for the avoidance of doubt, shares of Class B Common Stock held by any Qualified Stockholder that would have constituted a Permitted Transferee or Permitted Entity of a natural person had such Qualified Stockholder acquired such shares from such natural person following the Effective Time will be subject to automatic conversion as though such Qualified Stockholder constituted a Permitted Transferee or Permitted Entity of such natural person upon their death);

(d) with respect to Class B Common Stock held by a natural person (other than an Excluded Party), or a Permitted Transferee or Permitted Entity of such natural person (other than an Excluded Party), that is or was an employee, director or person otherwise engaged by the Corporation or its affiliates to render consulting or advisory services and is or was compensated for such services (a “Service Provider”), upon the later of (i) the close of business on the date on which such person ceases to be a Service Provider or (ii) one minute after the Effective Time;

(e) with respect to Class B Common Stock issued on or after the Effective Time pursuant to an equity award under any stock-based compensation plan maintained by the Corporation (an “Equity Award”) to a natural person (other than an Excluded Party) who was a Service Provider at the time such Equity Award was granted but is not a Service Provider at the time the related Class B Common Stock is issued, effective immediately following such issuance; or

(f) with respect to the shares of Class B Common Stock held of record by an Excluded Party, such Excluded Party’s Permitted Entities, or such Excluded Party’s Permitted Transferees, each share of Class B Common Stock held of record by such Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees shall automatically convert into one (1) fully paid and nonassessable

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share of Class A Common Stock upon that date that is nine (9) months after the date of death or Disability of such Excluded Party or such later date not to exceed a total period of eighteen (18) months after the date of death or Disability of such Excluded Party as may be approved by a majority of the Independent Directors then in office, during which period Voting Control over such Excluded Party’s shares of Class B Common Stock (including shares of Class B Common Stock held of record by such Excluded Party’s Permitted Entities and Permitted Transferees) shall be exercised in accordance with any proxy or voting agreement entered into in accordance with Article V, Section 1.20 of this Amended and Restated Certificate or, if no such proxy or voting agreement is in place at the time of such death or Disability, a person (including a person serving as trustee) previously designated by the Excluded Party and approved by the Board may exercise Voting Control over the Excluded Party’s shares of Class B Common Stock (including shares of Class B Common Stock held of record by such Excluded Party’s Permitted Entities and Permitted Transferees); provided, however, that such shares shall not so convert pursuant to the foregoing provisions of this Article V, Section 6.2(f) (but, for the avoidance of doubt, subject to the following proviso) if and for so long as a proxy or voting agreement with respect to such shares has been entered into and remains effective in accordance with Article V, Section 1.20(d); provided, further, that, if both Excluded Parties die and/or become Disabled simultaneously or the second Excluded Party dies or becomes Disabled following the death or Disability of the other Excluded Party, but prior to the conversion pursuant to this Article V, Section 6.2(f) of the shares of Class B Common Stock held of record by such first Excluded Party to die or become Disabled, such first Excluded Party’s Permitted Entities or such first Excluded Party’s Permitted Transferees, a person (including a person serving as trustee) previously designated by the Excluded Parties and approved by the Board may exercise Voting Control over the Excluded Parties’ shares of Class B Common Stock (including shares of Class B Common Stock held of record by each Excluded Party’s Permitted Entities and Permitted Transferees) and, in such instance, each such share of Class B Common Stock (including, for the avoidance of doubt, shares of Class B Common Stock with respect to which a proxy or voting agreement has been entered into in accordance with Article V, Section 1.20(d)) shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock (and the Final Conversion Date shall occur) upon that date which is nine (9) months after the death or Disability of the later to die or become Disabled of the Excluded Parties, or such later date not to exceed a total period of eighteen (18) months after the later applicable death or Disability as may be approved by a majority of the Independent Directors then in office. Notwithstanding anything to the contrary contained herein, to the extent shares of Class B Common Stock are held by a Permitted Entity or Permitted Transferee of an Excluded Party and the other Excluded Party has sole and exclusive Voting Control over such shares (including, without limitation, pursuant to a proxy or voting agreement that has been entered into in accordance with Article V, Section 1.20(d)), the shares of Class B Common Stock held by such Permitted Entity or Permitted Transferee shall be treated as held of record by the Excluded Party that has sole and exclusive Voting Control over such shares for purposes of this Article V, Section 6.2(f) and shall not be converted into shares of Class A Common Stock as a result of the death or Disability of the other Excluded Party.

7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock into Class A Common Stock and the general administration of this dual-class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock, or as to whether or not another conversion contemplated in the foregoing Section 6 of this Article V has occurred, shall be conclusive and binding.

8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to Article V, Section 6, such conversion shall be deemed to have been made, as applicable, (i) at the time that the Transfer of shares or death, as applicable, occurred or as otherwise provided in Article V, Section 6.2(f); (ii) immediately upon the Final Conversion Date; or (iii) in the case of a conversion pursuant to Article V, Section 6.2(a), (d) or (e), the applicable date or event otherwise described therein, subject

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in all cases to any transition periods specifically provided for in this Amended and Restated Certificate. Upon any conversion of Class B Common Stock into Class A Common Stock in accordance with this Amended and Restated Certificate, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock into such number of shares as will be sufficient for such purpose.

10. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.

ARTICLE VI

1.Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law or in any Preferred Stock Designation, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

2. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

ARTICLE VII

1.Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in this Amended and Restated Certificate (as modified by any Preferred Stock Designation), the number of directors that constitutes the entire Board shall be fixed solely by resolution of the Board acting pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, directors of the Corporation whose terms are expiring at such meeting shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

2. Board Structure. From and after the Effective Time, the directors, other than any who may be elected by the holders of any series of Preferred Stock under circumstances specified in this Amended and Restated Certificate (as modified by any Preferred Stock Designation), shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board may assign members

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of the Board already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders following the Effective Time, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Time, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Time. At each annual meeting of stockholders, commencing with the first regularly scheduled annual meeting of stockholders following the Effective Time, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three-year term to expire upon the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VII, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is thereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

3. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in Section 141(k) of the Delaware General Corporation Law. Subject to the rights of the holders of any series of Preferred Stock to elect directors and fill vacancies under circumstances specified in this Amended and Restated Certificate (as modified by any Preferred Stock Designation), and except as may be permitted in the specific case by resolution of a majority of the Whole Board, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

ARTICLE VIII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

1.Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by this Amended and Restated Certificate or the Bylaws of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

3. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

4. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chair of the Board; or (iii) the chief executive officer of the Corporation. A special meeting of stockholders may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board pursuant to a resolution adopted by a majority of the Whole Board, or the chair of a meeting of stockholders, may cancel, postpone or reschedule any previously scheduled meeting of stockholders at any time, before or after the notice for such meeting has been sent to stockholders.

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5. No Stockholder Action by Written Consent. Except for the rights of the holders of the Class B Common Stock to vote separately as a class as specifically set forth in this Amended and Restated Certificate and the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

6. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

7. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this Amended and Restated Certificate inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE X

If any provision of this Amended and Restated Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate shall be enforceable in accordance with its terms.

Except as provided in Article IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate or any provision of law that might otherwise permit a lesser vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate, the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, Article V, Article VI, Article VII, Article VIII or this Article X.

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ARTICLE XI

The rights, powers, preferences, privileges, restrictions and other matters relating to the Class C Common Stock are as follows:

1. Identical Rights. Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, shares of Class C Common Stock shall have the same rights and powers, rank equally (including, without limitation, as to any dividends and distributions, and any liquidation, dissolution or winding up of the Corporation), share ratably and be identical in all respects to the Class A Common Stock as to all matters.

2. Dividends and Distributions.

2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends or other distributions, the holders of Class C Common Stock shall be entitled to receive, on a per share basis, only if a dividend or distribution with the same record date and payment date is declared and paid on each class of Common Stock, the same form and amount of dividends and other distributions as may be declared by the Board from time to time with respect to shares of the Common Stock out of any assets of the Corporation legally available therefor, unless different treatment of the shares of Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock, and Class C Common Stock, each voting separately as a class; provided, however, in the event that such dividend or distribution is paid in the form of securities of the Corporation or rights to acquire securities of the Corporation, the holders of Class C Common Stock shall be entitled to receive Class C Common Stock or rights to acquire Class C Common Stock, as the case may be.

2.2 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of Class C Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock, and Class C Common Stock, each voting separately as a class.

3. Voting Rights. Except as otherwise required by applicable law, shares of Class C Common Stock shall have no voting power and the holders thereof shall not be entitled to vote on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation by reason of their ownership thereof.

4. Authorized Shares. The number of authorized shares of Class C Common Stock may be increased or decreased (but not below the number of shares of Class C Common Stock then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

5. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation, the holders of the Class C Common Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Common Stock in connection with such Liquidation Event, unless different treatment of the shares of Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock, and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, payments to be made to or received by a stockholder of the Corporation in connection with any

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such Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a distribution for the purpose of this Article XI, Section 5; provided, further, however, that holders of Class C Common Stock may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such Liquidation Event if the only difference in the per share consideration to the holders of the Class C Common Stock and Common Stock is that any securities distributed to the holders of Class C Common Stock have no voting rights or power, to the fullest extent permitted by law.

6. Conversion of the Class C Common Stock. On the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, each outstanding share of Class C Common Stock shall automatically, without further action by the Corporation or any stockholder of the Corporation, convert into one (1) fully paid and nonassessable share of Class A Common Stock.

7. Amendment. Notwithstanding any other provision of this Amended and Restated Certificate or any provision of law that might otherwise permit a lesser vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate, the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, this Article XI.

8. Certain Acquisitions. Any acquisition of an entity or the business or assets of an entity by the Corporation or any subsidiary of the Corporation whether by merger, consolidation, acquisition of stock or otherwise, and whether in a single transaction or series of related transactions, in which the Corporation proposes to issue shares of Class C Common Stock in consideration therefor with a fair market value in excess of $100,000,000, as determined by a majority of the Independent Directors then in office, must be approved by a majority of the Independent Directors then in office.

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APPENDIX A-3

CERTIFICATE OF DESIGNATIONS

OF

SERIES FF PREFERRED STOCK

OF

CLOUDFLARE, INC.

(Pursuant to Section 151 of the General

Corporation Law of the State of Delaware)

Cloudflare, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies that, pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Board adopted the following resolution creating a new series of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Corporation designated as Series FF Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board by the Certificate of Incorporation, the Board hereby creates a new series of Preferred Stock and fixes the number of shares to be included in such series, the rights, powers and preferences thereof, and the qualifications, limitations and restrictions thereof, as follows:

1. Designation. The designation of the series of Preferred Stock authorized by this resolution shall be Series FF Preferred Stock, par value $0.001 per share (the “Series FF Preferred Stock”), consisting of [●] shares.

2. Dividends and Distributions. Except as otherwise provided in Section 3, the holders of the shares of Series FF Preferred Stock shall not be entitled to receive any dividends or other distributions out of any assets of the Corporation by reason of their ownership thereof.

3. Liquidation. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, each holder of outstanding shares of Series FF Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to stockholders and prior and in preference to any distribution to the holders of Common Stock by reason of their ownership thereof, an amount in cash equal to $0.001 per share of Series FF Preferred Stock. The Series FF Preferred Stock will otherwise have no economic rights, and in the event of a Liquidation Event (other than a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary), the Series FF Preferred Stock shall not be entitled to receive any consideration payable to the holders of Common Stock or Class C Common Stock and the shares of Series FF Preferred Stock shall, immediately prior to the consummation of such Liquidation Event, be automatically redeemed by the Corporation for no consideration with no further action required by the Corporation or any holder of Series FF Preferred Stock.

4. Redemption. Each share of Series FF Preferred Stock shall be automatically redeemed by the Corporation for no consideration, with no further action required by the Corporation or any holder of Series FF Preferred Stock, upon the earliest to occur of any of the following:

(i) 5:00 p.m. Pacific Time on the date fixed by the Board that is no less than 61 days and no more than 180 days following the record date that the Excluded Party Shares represent less than forty percent (40%) of the Base Class A Shares;

(ii) 5:00 p.m. Pacific Time on the date that a Separation Trigger Event occurs; or

(iii) 5:00 p.m. Pacific Time on the date specified by (i) the holders of a majority of the then outstanding shares of Series FF Preferred Stock, voting as a separate class, or in an affirmative written election executed by the holders of a majority of the then outstanding shares of Series FF Preferred Stock and (ii) both of the Excluded

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Parties (but excluding any Excluded Party who is then deceased or Disabled or who, individually or through his or her Permitted Entities or Permitted Transferees, holds less than 25% of the aggregate number of shares of Class A Common Stock Beneficially Owned by such Excluded Party and his or her Permitted Entities or Permitted Transferees, as of the Effective Time (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event)).

5. Conversion, Subdivisions and Combinations. The Series FF Preferred Stock is not convertible into any other security of the Corporation. The Corporation shall not subdivide or combine the outstanding shares of Series FF Preferred Stock, unless the outstanding shares of all Class A Common Stock and Class C Common Stock are subdivided or combined in the same proportion and manner or the holders of a majority of the outstanding shares of the Series FF Preferred Stock, the Class A Common Stock and Class C Common Stock, each voting separately as a class, approve different treatment of the shares of the Series FF Preferred Stock, the Class A Common Stock and the Class C Common Stock, as applicable.

6. Voting Rights. Each holder of shares of Series FF Preferred Stock will be entitled to nine (9) votes (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event) for each share thereof held as of the applicable record date for each meeting of stockholders. Except as otherwise expressly required by applicable law or the Certificate of Incorporation, the holders of Series FF Preferred Stock and Common Stock will vote together as a single class, including, for the avoidance of doubt, on the election of all directors on which the Common Stock is entitled to vote, and not as separate series or classes, on all matters submitted to a vote of the stockholders of the Corporation.

7. Transfer Rights. Except in the case of a Permitted Transfer, no holder of shares of Series FF Preferred Stock shall be entitled to Transfer any share of Series FF Preferred Stock. Any purported Transfer of a share of Series FF Preferred Stock that is not a Permitted Transfer shall be null and void and of no effect. A determination by the Corporation as to whether or not such a Transfer has occurred shall be conclusive and binding.

8. Certain Definitions. For purposes of this Certificate of Designations of Series FF Preferred Stock of the Corporation (this “Certificate of Designations”), capitalized terms not defined in this Certificate of Designations shall have the meaning set forth in the Certificate of Incorporation. In addition, for purposes of this Certificate of Designations, the following definitions apply:

8.1 “Base Class A Shares” means the number of shares of Class A Common Stock Beneficially Owned collectively by the Excluded Parties and their Permitted Entities on [●], (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event).

8.2 “Beneficially Own” has such meaning as is set forth in Rule 13d-3 of the Exchange Act.

8.3 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

8.4 “Excluded Party Shares” means the number of shares of Class A Common Stock Beneficially Owned collectively by the Excluded Parties and their Permitted Entities on the applicable record date for any annual or special meeting of the Corporation’s stockholders or the taking of any action by written consent in lieu thereof (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event).

8.5 “Permitted Entity” means, with respect to any Qualified Series FF Stockholder, any trust, account, plan, corporation, partnership, limited liability company or charitable organization, foundation or similar entity specified in Section 8.6(b) with respect to such Qualified Series FF Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Section 8.6(b) applicable to such Permitted Entity.

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8.6 “Permitted Transfer” means

(a) with respect to either Excluded Party, a Transfer from (i)(A) such Excluded Party, (B) such Excluded Party’s Permitted Entities or (C) such Excluded Party’s Permitted Transferees, to (ii)(A) such Excluded Party’s estate as a result of such Excluded Party’s death, (B) either Excluded Party, (C) either Excluded Party’s Permitted Entities or (D) either Excluded Party’s Permitted Transferees; and

(b) any Transfer of a share of Series FF Preferred Stock by a Qualified Series FF Stockholder to any of such Qualified Series FF Stockholder’s Permitted Entities listed below or any Permitted Transferees and from any of the Permitted Entities listed below or any Permitted Transferees to such Qualified Series FF Stockholder or to such Qualified Series FF Stockholder’s other Permitted Entities or Permitted Transferees:

i. a bona fide trust primarily for the benefit of such Qualified Series FF Stockholder, such Qualified Series FF Stockholder’s Family Member and/or a charitable organization, foundation or similar entity in each case so long as a Qualified Series FF Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such trust; or (B) shares dispositive power and Voting Control with respect to the shares of Series FF Preferred Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Series FF Stockholder; provided that in the event a Qualified Series FF Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Series FF Preferred Stock held by such trust as set forth in either of clause (A) or clause (B) of this Section 8.6(b)(i), each such share of Series FF Preferred Stock then held by such trust shall automatically be redeemed by the Corporation for no consideration;

ii. a trust under the terms of which such Qualified Series FF Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code of 1986, as amended, (the “Code”) or a reversionary interest in each case so long as a Qualified Series FF Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such trust; or (B) shares dispositive power and Voting Control with respect to the shares of Series FF Preferred Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Series FF Stockholder; provided that in the event a Qualified Series FF Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Series FF Preferred Stock held by such trust as set forth in either of clause (A) or clause (B) of this Section 8.6(b)(ii), each such share of Series FF Preferred Stock then held by such trust shall automatically be redeemed by the Corporation for no consideration;

iii. an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Series FF Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided in each case that such Qualified Series FF Stockholder has (A) sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held in such account, plan or trust; or (B) shares dispositive power and Voting Control with respect to the shares of Series FF Preferred Stock held by such account, plan or trust only with persons constituting the Qualified Designees of such Qualified Series FF Stockholder; provided, further, that in the event the Qualified Series FF Stockholder no longer has sole or shared dispositive power and Voting Control with respect to the shares of Series FF Preferred Stock held by such account, plan or trust as set forth in either of clause (A) or clause (B) of this Section 8.6(b)(iii), each such share of Series FF Preferred Stock then held by such account, plan or trust shall automatically be redeemed by the Corporation for no consideration;

iv. a corporation in which such Qualified Series FF Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Qualified Series FF Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such corporation; provided that in the event the Qualified Series FF Stockholder no longer owns sufficient shares or no

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longer has sufficient legally enforceable rights to ensure the Qualified Series FF Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such corporation, each such share of Series FF Preferred Stock then held by such corporation shall automatically be redeemed by the Corporation for no consideration;

v. a partnership in which such Qualified Series FF Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified Series FF Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such partnership; provided that in the event the Qualified Series FF Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Series FF Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such partnership, each such share of Series FF Preferred Stock then held by such partnership shall automatically be redeemed by the Corporation for no consideration;

vi. a limited liability company in which such Qualified Series FF Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Series FF Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such limited liability company; provided that in the event the Qualified Series FF Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure the Qualified Series FF Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such limited liability company, each such share of Series FF Preferred Stock then held by such limited liability company shall automatically be redeemed by the Corporation for no consideration; or

vii. any charitable organization, foundation or similar entity established by such Qualified Series FF Stockholder directly, or indirectly through one or more Permitted Entities, so long as a Qualified Series FF Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such entity; provided such Transfer to such entity does not involve any payment of cash, securities, property or other consideration (other than an interest in such entity) to such Qualified Series FF Stockholder; provided, further, that in the event a Qualified Series FF Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Series FF Preferred Stock held by such entity, each share of Series FF Preferred Stock then held by such entity shall automatically be redeemed by the Corporation for no consideration.

For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (i) or (ii) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of (i) or (ii) above, as the case may be, are otherwise satisfied.

In the case of an Excluded Party and solely for purposes of Section 8.6(b)(i) - (vii), an Excluded Party shall be deemed to have sole dispositive power with respect to the shares of Series FF Preferred Stock if such Excluded Party has the power to terminate, remove or replace any person or entity having dispositive power over the applicable shares of Series FF Preferred Stock.

8.7 “Permitted Transferee” means a transferee of shares of Series FF Preferred Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.

8.8 “Qualified Designee” means (a) a Family Member of any Qualified Series FF Stockholder who is a natural person; or (b) a professional that provides trustee services, including, without limitation, attorneys, private professional fiduciaries, trust companies and bank trust departments.

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8.9 “Qualified Series FF Stockholder” means (a) each of the Excluded Parties, (b) any registered holder of a share of Series FF Preferred Stock as of 5:00 p.m. Pacific Time on the date that the Corporation first issues Series FF Preferred Stock (the “Effective Time”); and (c) any Permitted Transferee.

8.10 “Qualifying Officer” means the CEO, the President of the Corporation, any other officer that the Board determines by written resolution is a Section 16 Officer, or any other senior officer that the Board determines by written resolution is a Qualifying Officer.

8.11 “SEC” means the United States Securities and Exchange Commission.

8.12 “Section 16 Officer” means those “officers” of the Corporation as defined in Rule 16a-1(f) (or any successor thereto) promulgated by the SEC under the Exchange Act (as such officers may be determined from time to time by the Board).

8.13 “Separation Trigger Event” means

(a) if (A) Michelle Zatlyn dies or becomes Disabled, and (B) Matthew Prince dies or becomes Disabled (the later of (A) and (B), the “Cofounder Disability Time”), such time that is the earlier of (1) eighteen (18) months following the Cofounder Disability Time and (2) such time following the Cofounder Disability Time that is designated in writing by a majority of the Independent Directors;

(b) from the Effective Time until the fifth anniversary of the Effective Time:

(i) if (A) Matthew Prince dies or becomes Disabled, and (B) Michelle Zatlyn ceases to serve as a Qualifying Officer other than due to her death or Disability (the later of (A) and (B), the “Prince Disability Time”), and a majority of the Independent Directors so elect, such time, no less than eighteen (18) months following the Prince Disability Time, that is designated in writing by a majority of the Independent Directors;

(ii) if (A) Michelle Zatlyn dies or becomes Disabled, and (B) Matthew Prince ceases to serve as Chief Executive Officer of the Corporation (the “CEO”) other than due to his death or Disability (the later of (A) and (B), the “Zatlyn Disability Time”), and a majority of the Independent Directors so elect, such time, no less than eighteen (18) months following the Zatlyn Disability Time, that is designated in writing by a majority of the Independent Directors;

(iii) if Matthew Prince (A) voluntarily ceases to serve as CEO, and (B) voluntarily ceases to serve on the Board (the later of (A) and (B), the “Prince Separation Time”), and a majority of the Independent Directors so elect, such time, no less than eighteen (18) months following the Prince Separation Time, that is designated in writing by a majority of the Independent Directors;

(iv) if Michelle Zatlyn (A) voluntarily ceases to serve as a Qualifying Officer, and (B) voluntarily ceases to serve on the Board (the later of (A) and (B), the “Zatlyn Separation Time”), and a majority of the Independent Directors so elect, such time, no less than eighteen (18) months following the Zatlyn Separation Time, that is designated in writing by a majority of the Independent Directors; or

(v) if (A) Matthew Prince voluntarily ceases to serve as CEO, and (B) Michelle Zatlyn voluntarily ceases to serve as a Qualifying Officer (the later of (A) and (B), the “Cofounder Separation Time” and, together with the Prince Disability Time, the Zatlyn Disability Time, the Prince Separation Time or the Zatlyn Separation Time, each a “Separation Trigger”), and a majority of the Independent Directors so elect, such time, no less than eighteen (18) months following the Cofounder Separation Time, that is designated in writing by a majority of the Independent Directors; or

(c) on or after the fifth anniversary of the Effective Time, if a Separation Trigger has occurred and either one or both of the Excluded Parties voluntarily ceases to serve on the Board (the “Cofounder Board Separation Time”),

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and a majority of the Independent Directors so elect, such time, no less than eighteen (18) months following the later of (A) the fifth anniversary of the Effective Time and (B) the Cofounder Board Separation Time, that is designated in writing by a majority of the Independent Directors. For the avoidance of doubt, for so long as Matthew Prince and Michelle Zatlyn are directors of the Corporation on or after the fifth anniversary of the Effective Time, the Series FF Preferred Stock shall remain outstanding.

Notwithstanding anything in this Certificate of Designations to the contrary, if at any time during the eighteen (18) month period following a Separation Trigger, any of the conditions set forth in Sections 8.13(b)(i)-(v) that would authorize the Independent Directors to designate the time of a Separation Trigger Event are no longer satisfied, then the Independent Directors will not be entitled to cause the occurrence of a Separation Trigger Event until eighteen (18) months following the occurrence of a new Separation Trigger; provided, however, that this shall only apply to a Separation Trigger that occurs before the fifth anniversary of the Effective Time. For the avoidance of doubt, any circumstance or event that would otherwise constitute a Separation Trigger may be cured during any eighteen (18) month period specified above, with the occurrence of any such cure being determined in the good faith judgment of a majority of the Independent Directors; provided, however, that this shall only apply to a Separation Trigger that occurs before the fifth anniversary of the Effective Time.

8.14 “Transfer” of a share of Series FF Preferred Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise) after the Effective Time, including, without limitation, a transfer of a share of Series FF Preferred Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control over such share by proxy or otherwise. Notwithstanding the foregoing, the following will not be considered a “Transfer”:

(a) granting a revocable proxy to officers or directors of the Corporation (or the exercise of such proxy by such officers or directors) at the request of the Board in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by the Certificate of Incorporation;

(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Series FF Preferred Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the SEC or in writing to the Secretary of the Corporation, (ii) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than (if applicable) the mutual promise to vote shares in a designated manner;

(c) granting a proxy by an Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees to the other Excluded Party to exercise Voting Control of shares of Series FF Preferred Stock owned directly or indirectly, beneficially and of record, by such granting Excluded Party, such granting Excluded Party’s Permitted Entities or such granting Excluded Party’s Permitted Transferees, and the exercise of such proxy by such other Excluded Party;

(d) granting a proxy by an Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees to a person designated by such Excluded Party and approved by a majority of the Independent Directors then in office, to exercise Voting Control of shares of Series FF Preferred Stock owned directly or indirectly, beneficially and of record, by such Excluded Party, such Excluded Party’s Permitted Entities or such Excluded Party’s Permitted Transferees, or over which such Excluded Party has Voting Control pursuant to proxy or voting agreements then in place, effective either (i) on the death of such

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Excluded Party or (ii) during any Disability of such Excluded Party, including the exercise of such proxy by such person;

(e) the fact that the spouse of any Qualified Series FF Stockholder possesses or obtains an interest in such holder’s shares of Series FF Preferred Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” that is not a Permitted Transfer; and

(f) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or other proposal or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Series FF Preferred Stock or voting such shares in connection with a Liquidation Event or such other proposal, the consummation of a Liquidation Event or such other proposal or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Series FF Preferred Stock or any legal or beneficial interest in shares of Series FF Preferred Stock in connection with a Liquidation Event or such other proposal), provided that such Liquidation Event or such other proposal was approved by the Board and that the Series FF Preferred Stock receives no consideration in connection with such Liquidation Event.

8.15 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise; provided that, in the case of an Excluded Party and solely for purposes of Section 8.6(b)(i) - (vii), an Excluded Party shall be deemed to have exclusive Voting Control with respect to the shares of Series FF Preferred Stock if such Excluded Party has the power to terminate, remove or replace any person or entity having Voting Control over the applicable shares of Series FF Preferred Stock.

9. No Further Issuance. Any shares of Series FF Preferred Stock redeemed or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof and shall not be reissued as shares of Series FF Preferred Stock. All such shares shall instead become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be executed on [●], 2026.

CLOUDFLARE, INC.

By:
Name:	Matthew Prince
Title:	Chief Executive Officer

[Signature Page to Certificate of Designations]

APPENDIX A-4

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”), dated as of [●], 2026, is entered into by and among Cloudflare, Inc., a Delaware corporation (the “Corporation”), Matthew Prince and Michelle Zatlyn (each a “Founder”, together, the “Founders”), and the Founders’ respective [●] set forth on the signature pages hereto (each a “Founder Entity”, together, the “Founder Entities” and the Founder Entities, together with the Founders and the Corporation, the “Parties”).

RECITALS

WHEREAS, the Corporation has filed an Amended and Restated Certificate of Incorporation of the Corporation in substantially the form set forth on Exhibit A hereto (the “Amended and Restated Certificate”) which, among other things, created a new class of Class C Common Stock of the Corporation, par value $0.001 per share (“Class C Common Stock”), with no voting rights, except as provided in the Amended and Restated Certificate or as provided by law;

WHEREAS, the Corporation intends to file a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware creating the Series FF Preferred Stock of the Corporation, par value $0.001 per share (the “Series FF Preferred Stock”), in the form set forth on Exhibit B hereto;

WHEREAS, upon the effectiveness of the filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware (the “Split Time”), (i) each one (1) share of Class A Common Stock of the Corporation, par value $0.001 per share (“Class A Common Stock”), issued and outstanding or held as treasury stock immediately prior to the Split Time, automatically and without further action by the Corporation or any stockholder, was reconstituted and became one (1) share of Class A Common Stock and one (1) share of Class C Common Stock; and (ii) each one (1) share of Class B Common Stock of the Corporation, par value $0.001 per share (“Class B Common Stock”), issued and outstanding or held as treasury stock immediately prior to the Split Time, automatically and without further action by the Corporation or any stockholder, was reconstituted and became one (1) share of Class B Common Stock and one (1) share of Class C Common Stock; and

WHEREAS, the Board of Directors of the Corporation (the “Board”) has determined that it is advisable and in the best interests of the Corporation and its stockholders to issue to the Founders and Founder Entities the number of shares of Class A Common Stock and shares of Series FF Preferred Stock listed on Exhibit C hereto (the “Shares”) in exchange for the number of shares of Class B Common Stock listed on Exhibit C hereto (the “Old Shares”), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Parties agree as follows:

AGREEMENT

ARTICLE I

THE SHARE EXCHANGE

Section 1.1 Share Exchange. Upon the terms and subject to the conditions of this Agreement, the Corporation agrees to issue the Shares to each Founder and each Founder Entity (or to one or more Permitted Entities (as defined in the Certificate of Designations) listed on Exhibit C), in exchange for each Founder’s and

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Founder Entity’s transfer and delivery of the Old Shares to the Corporation (the “Share Exchange”). The Share Exchange shall be deemed to occur automatically and immediately following the effectiveness of the filing of the Certificate of Designations (the “Effective Time”), without any further action by the Corporation or any Founder or Founder Entity (or any Permitted Entity). In connection therewith, (i) each Founder and Founder Entity will execute and deliver to the Corporation a stock power and assignment separate from certificate in substantially the form attached as Exhibit D (each, a “Stock Power”); and (ii) the Corporation shall, or shall instruct its transfer agent to, (a) cancel the Old Shares and (b) issue the Shares, effective as of the Effective Time. The documents to be delivered by or on behalf of the Parties pursuant to this ARTICLE I shall be delivered by electronic transfer of documents (including the Stock Power) and signature pages to avoid the necessity of a physical closing.

Section 1.2 Share Exchange Tax Reporting. The Corporation shall treat and report for applicable income tax purposes the Share Exchange as a tax-free “reorganization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code (and corresponding provisions of applicable state and local law). Neither the Corporation nor any Founder or Founder Entity (or any Permitted Entity) shall take any position inconsistent with the foregoing sentence, including on any tax return or in any administrative or judicial action or legal proceeding, unless otherwise required pursuant to a determination as defined in Section 1313 of the Internal Revenue Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants to each Founder and Founder Entity as of the date hereof that:

Section 2.1 Existence and Power. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Corporation has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

Section 2.2 Authorization. The execution, delivery and performance of this Agreement and the filing of the Certificate of Designations with the Delaware Secretary of State have been duly authorized by all necessary action on the part of the Corporation, and (assuming the due authorization, execution and delivery by the other Parties) this Agreement will constitute a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws and (ii) general principles of equity, including equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

Section 2.3 Approvals. The transactions contemplated by this Agreement, including without limitation the adoption of the Certificate of Designations and the issuance of the Shares and the compliance with the terms of this Agreement, have been duly and validly authorized by all necessary corporate consent and authorizations on the part of the Corporation, and no other corporate actions on the part of the Corporation are necessary to authorize the execution and delivery by the Corporation of this Agreement or the adoption of the Certificate of Designations.

Section 2.4 Valid Issuance. Upon their issuance, the Shares will have been duly authorized by all necessary corporate action and will be validly issued, fully paid and non-assessable, will not by their issuance subject the holders thereof to personal liability and will not be subject to any preemptive or similar rights.

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Section 2.5 Non-Contravention. The execution, delivery and performance of this Agreement, and the consummation by the Corporation of the transactions contemplated hereby, will not: (a) violate or result in a breach of any provision of law to which the Corporation is subject, or (b) conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, any provision of the Corporation’s certificate of incorporation or the bylaws.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF FOUNDERS AND FOUNDER ENTITIES

Each Founder and Founder Entity, severally for himself, herself or itself and not jointly with the other Founder or the Founder Entities, represents and warrants to the Corporation as of the date hereof that:

Section 3.1 Authorization. The Founder has all requisite capacity to execute, enter into, and deliver this Agreement and perform his, her or its obligations under this Agreement. In the case of a Founder Entity, such Founder Entity is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, as applicable, and has all requisite power and authority to execute, enter into and deliver this Agreement and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such Founder or Founder Entity, and (assuming the due authorization, execution and delivery by the other Parties) this Agreement will constitute a legal, valid and binding obligation of the Founder or Founder Entity, enforceable against such Founder or Founder Entity in accordance with its terms, subject to the Enforceability Exceptions.

Section 3.2 Non-Contravention. The execution, delivery and performance of this Agreement, and the consummation by the Founder or Founder Entity of the transactions contemplated hereby, will not: (a) violate or result in a breach of any provision of law to which the Founder or Founder Entity is subject; (b) violate or result in a violation of, conflict with or constitute or result in a default (whether after the giving of notice, lapse of time or both) under, accelerate any obligation under, or give rise to a right of termination of, any contract, permit or any other instrument to which such Founder or Founder Entity is a party or by which the Founder or Founder Entity is bound; or (c) result in the creation or imposition of any liens on any of the Old Shares.

Section 3.3 Title to Interests. The Founder or Founder Entity is the sole beneficial owner of the Old Shares set forth opposite the Founder or Founder Entity on Exhibit C hereto and has good and valid title to such Old Shares, free and clear of any liens, other than restrictions under: (a) applicable securities laws, and (b) as set forth under the Corporation’s certificate of incorporation. The Founder or Founder Entity is not a party to any option, warrant, purchase right or other contract or commitment that could require the Founder or Founder Entity to sell, transfer, or otherwise dispose of any Old Shares (other than this Agreement and trading plans intended to comply with Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, the forms of which have been made available to the Corporation).

Section 3.4 Acquisition for Own Account. The Founder or Founder Entity is acquiring the Shares for his or her own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. All notices and other communications between the Parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email (in

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each case in this clause (d), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

If to the Corporation:

Cloudflare, Inc.

101 Townsend Street

San Francisco, California 94107

If to a Founder or a Founder Entity:

To the Founder’s or Founder Entity’s address set forth on such Founder’s or Founder Entity’s signature page hereto.

Section 4.2 Further Assurances. Each Party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other Party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Corporation, the Founders and the Founder Entities. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Notwithstanding anything herein to the contrary, no amendment, waiver or modification of this Agreement shall be made by or on behalf of the Corporation without first obtaining the prior approval or recommendation of a committee of the Board, consisting of two or more disinterested directors under Delaware law with respect to the Founders and Founder Entities (a “Special Committee”).

Section 4.4 Fees and Expenses. Each Party shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 4.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, provided that neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other Parties. Any consent on behalf of the Corporation shall be made by a Special Committee.

Section 4.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The Parties agree that any suit, action or proceeding brought by any Party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction or if subject matter jurisdiction over the matter that is the subject of such action is vested exclusively in the U.S. federal courts, the U.S. District Court for the District of Delaware. Each of the Parties submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each Party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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Section 4.7 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 4.7.

Section 4.8 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement (i.e., the Share Exchange), and this Agreement supersedes all prior agreements and understandings, both oral and written, between the Parties and/or their affiliates with respect to the subject matter of this Agreement (i.e., the Share Exchange).

Section 4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be enforced to the maximum extent permissible and the balance of this Agreement shall be enforced in accordance with its terms to the fullest extent permitted by law.

Section 4.10 Counterparts, Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the Parties hereto any rights or remedies hereunder.

Section 4.11 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, without proof of actual damages, this being in addition to any other remedies to which they are entitled at law or equity.

***

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

CLOUDFLARE, INC.

Name:
Title:

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

OF CLOUDFLARE, INC.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

FOUNDER:

MATTHEW PRINCE

Address:

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

OF CLOUDFLARE, INC.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

FOUNDER:

MICHELLE ZATLYN

Address:

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

OF CLOUDFLARE, INC.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

FOUNDER ENTITY:

[●]

Name:
Title:

Address:

SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT

OF CLOUDFLARE, INC.

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Exhibit A

Amended and Restated Certificate of Incorporation

Exhibit B

Certificate of Designations

Exhibit C

Exchanged Shares

MATTHEW PRINCE
Old Shares	Shares	Shares Issued in the Name of
[●] shares of Class B Common Stock of the Corporation	[●] shares of Class A Common Stock of the Corporation and [●] shares of Series FF Preferred Stock of the Corporation	[●]

MICHELLE ZATLYN
Old Shares	Shares	Shares Issued in the Name of
[●] shares of Class B Common Stock of the Corporation	[●] shares of Class A Common Stock of the Corporation and [●] shares of Series FF Preferred Stock of the Corporation	[●]

[FOUNDER ENTITY]
Old Shares	Shares	Shares Issued in the Name of
[●] shares of Class B Common Stock of the Corporation	[●] shares of Class A Common Stock of the Corporation and [●] shares of Series FF Preferred Stock of the Corporation	[●]

Exhibit D

Stock Power and Assignment Separate From Certificate

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto Cloudflare, Inc. (the “Corporation”)       shares of the Class B Common Stock of the Corporation standing in the undersigned’s name on the books of said Corporation and does hereby irrevocably constitute and appoint the transfer agent and registrar of said Corporation to transfer the said stock on the books of the Corporation with full power of substitution.

This Stock Power and Assignment Separate from Certificate is entered into in connection with that certain Share Exchange Agreement, of even date herewith, by and among the Corporation, the undersigned, and the other parties thereto.

Print name of stockholder

Signature

Print name of signatory, if different

Print title, if applicable

Date of signature

APPENDIX A-5

AMENDED AND RESTATED BYLAWS OF

CLOUDFLARE, INC.

(As Amended and Restated on October 26, 2022)

Page

ARTICLE I - CORPORATE OFFICES	A-5-1

1.1 REGISTERED OFFICE	A-5-1

1.2 OTHER OFFICES	A-5-1

ARTICLE II - MEETINGS OF STOCKHOLDERS	A-5-1

2.1 PLACE OF MEETINGS	A-5-1

2.2 ANNUAL MEETING	A-5-1

2.3 SPECIAL MEETING	A-5-1

2.4 ADVANCE NOTICE PROCEDURES	A-5-2

2.5 NOTICE OF STOCKHOLDERS’ MEETINGS	A-5-8

2.6 QUORUM	A-5-8

2.7 ADJOURNED MEETING; NOTICE	A-5-8

2.8 CONDUCT OF BUSINESS	A-5-9

2.9 VOTING	A-5-9

2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	A-5-9

2.11 RECORD DATES	A-5-10

2.12 PROXIES	A-5-10

2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE	A-5-10

2.14 INSPECTORS OF ELECTION	A-5-11

ARTICLE III - DIRECTORS	A-5-11

3.1 POWERS	A-5-11

3.2 NUMBER OF DIRECTORS	A-5-11

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	A-5-11

3.4 RESIGNATION AND VACANCIES	A-5-11

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE	A-5-12

3.6 REGULAR MEETINGS	A-5-12

3.7 SPECIAL MEETINGS; NOTICE	A-5-12

3.8 QUORUM; VOTING	A-5-13

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	A-5-13

3.10 FEES AND COMPENSATION OF DIRECTORS	A-5-13

3.11 REMOVAL OF DIRECTORS	A-5-13

A-5-i

Page

ARTICLE IV - COMMITTEES	A-5-13

4.1 COMMITTEES OF DIRECTORS	A-5-13

4.2 COMMITTEE MINUTES	A-5-14

4.3 MEETINGS AND ACTION OF COMMITTEES	A-5-14

4.4 SUBCOMMITTEES	A-5-14

ARTICLE V - OFFICERS	A-5-15

5.1 OFFICERS	A-5-15

5.2 APPOINTMENT OF OFFICERS	A-5-15

5.3 SUBORDINATE OFFICERS	A-5-15

5.4 REMOVAL AND RESIGNATION OF OFFICERS	A-5-15

5.5 VACANCIES IN OFFICES	A-5-15

5.6 REPRESENTATION OF SECURITIES OR OTHER INTERESTS OF OTHER ENTITIES	A-5-15

5.7 AUTHORITY AND DUTIES OF OFFICERS	A-5-16

ARTICLE VI - STOCK	A-5-16

6.1 STOCK CERTIFICATES; PARTLY PAID SHARES	A-5-16

6.2 SPECIAL DESIGNATION ON CERTIFICATES	A-5-16

6.3 LOST CERTIFICATES	A-5-17

6.4 DIVIDENDS	A-5-17

6.5 TRANSFER OF STOCK	A-5-17

6.6 STOCK TRANSFER AGREEMENTS	A-5-17

6.7 REGISTERED STOCKHOLDERS	A-5-17

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER	A-5-17

7.1 NOTICE OF STOCKHOLDERS’ MEETINGS	A-5-17

7.2 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS	A-5-18

7.3 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL	A-5-18

7.4 WAIVER OF NOTICE	A-5-18

ARTICLE VIII - INDEMNIFICATION	A-5-18

8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS	A-5-18

8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION	A-5-19

8.3 SUCCESSFUL DEFENSE	A-5-19

8.4 INDEMNIFICATION OF OTHERS	A-5-19

A-5-ii

Page

8.5 ADVANCE PAYMENT OF EXPENSES	A-5-19

8.6 LIMITATION ON INDEMNIFICATION	A-5-20

8.7 DETERMINATION; CLAIM	A-5-20

8.8 NON-EXCLUSIVITY OF RIGHTS	A-5-20

8.9 INSURANCE	A-5-21

8.10 SURVIVAL	A-5-21

8.11 EFFECT OF REPEAL OR MODIFICATION	A-5-21

8.12 CERTAIN DEFINITIONS	A-5-21

ARTICLE IX - GENERAL MATTERS	A-5-22

9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	A-5-22

9.2 FISCAL YEAR	A-5-22

9.3 SEAL	A-5-22

9.4 CONSTRUCTION; DEFINITIONS	A-5-22

ARTICLE X - AMENDMENTS	A-5-22

ARTICLE XI - EXCLUSIVE FORUM	A-5-22

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BYLAWS OF CLOUDFLARE, INC.

ARTICLE I—CORPORATE OFFICES

1.1 REGISTERED OFFICE

The registered office of Cloudflare, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended from time to time (the “certificate of incorporation”).

1.2 OTHER OFFICES

The Corporation may at any time establish other offices at any place or places.

ARTICLE II—MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors of the Corporation (the “Board”). The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 ANNUAL MEETING

The annual meeting of stockholders shall be held each year on such date, at such time, and at such place (if any) within or without the State of Delaware, as the Board shall designate from time to time and as stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The Board, acting pursuant to a resolution adopted by a majority of the Whole Board, or the chair of the meeting, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3 SPECIAL MEETING

i. A special meeting of the stockholders, other than as required by statute, may be called at any time by the Board, acting pursuant to a resolution adopted by a majority of the Whole Board; the chair of the Board; or the chief executive officer; provided that a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board, acting pursuant to a resolution adopted by a majority of the Whole Board, or the chair of the meeting may cancel, postpone or reschedule any previously scheduled special meeting of the stockholders at any time, before or after the notice for such meeting has been sent to the stockholders.

ii. The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, chair of the Board or chief executive officer. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.

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2.4 ADVANCE NOTICE PROCEDURES

i. Advance Notice of Stockholder Business at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s notice of the annual meeting (or any supplement thereto) with respect to such meeting, (B) by or at the direction of the Board, or any committee thereof that has been formally delegated authority to propose such business pursuant to a resolution adopted by a majority of the Whole Board, (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i), (2) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting, (3) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting, (4) is a stockholder of record at the time of the annual meeting and (5) has timely complied in proper written form with the notice procedures set forth in this Section 2.4 or (D) as may be provided in the certificate of designations for any series of Preferred Stock. In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (as amended and inclusive of the rules and regulations thereunder and any successors thereto, the “1934 Act”)) before an annual meeting of stockholders.

(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the Corporation (the “secretary”). To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the 45th day nor earlier than the close of business on the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting for the current year is changed by more than 25 days from the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment, rescheduling, postponement or other delay of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act or by such other means as is reasonably designed to inform the public or stockholders of the Corporation in general of such information, including, without limitation, posting on the Corporation’s investor relations website.

(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend these bylaws, the text of the proposed amendment) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class or series and number of shares of the Corporation that are, directly or indirectly, held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) any (i) agreement, arrangement or understanding

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(including, without limitation and regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging or other transaction or series of transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation (any of the foregoing, a “Derivative Instrument”) including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument, and (ii) other agreement, arrangement or understanding, the effect or intent of which is to create or mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any rights to dividends on the Corporation’s securities beneficially owned by such stockholder proposing such business or any Stockholder Associated Person that are separated or separable from the underlying security, (6) any material interest of the stockholder or a Stockholder Associated Person in such business, (7) any agreement, arrangement or understanding between the stockholder proposing such business or any Stockholder Associated Person and any other person or persons (including, in each case, their names) in connection with the proposal of such business, (8) any proportionate interest in the Corporation’s securities or any Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (9) any performance-related fees (other than an asset-based fee) that such stockholder proposing such business or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Corporation’s securities or any Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household, (10) any significant equity interests or any Derivative Instruments in any principal competitor of the Corporation that are held by such stockholder proposing such business or any Stockholder Associated Person, (11) any direct or indirect interest of such stockholder proposing such business or any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (in each case, including, without limitation, any employment agreement, collective bargaining agreement or consulting agreement), (12) a representation and undertaking that the stockholder proposing such business is a holder of record of stock of the Corporation as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting, (13) any other information relating to such stockholder proposing such business or any Stockholder Associated Person or others acting in concert with them, or the proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such proposal pursuant to Section 14 of the 1934 Act, (14) such other information relating to any proposed item of business as the Corporation may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action, (15) any proxy, contract, arrangement, understanding or relationship pursuant to which the stockholder proposing such business or any Stockholder Associated Person has a right to vote any shares of any security of the Corporation, (16) any material pending or threatened legal proceeding in which such stockholder proposing such business or any Stockholder Associated Person is a party or material participant involving the Corporation or any of its officers, directors or affiliates, (17) any material relationship between such stockholder proposing such business or any Stockholder Associated Person, on the one hand, and the Corporation or any of its officers, directors or affiliates, on the other hand, and (18) a representation and undertaking as to whether such stockholder proposing such business or any Stockholder Associated Person or others acting in concert with them intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the Corporation’s then-outstanding stock required to approve or adopt the proposal; or (y) otherwise solicit proxies from stockholders in support of such proposal (such information provided and statements made as required by clauses (1) through (18), a “Business Solicitation Statement”). For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

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(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4. In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chair of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4, and, if the chair should so determine, the chair shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

ii. Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the Board shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board, or any committee thereof that has been formally delegated authority to nominate such persons pursuant to a resolution adopted by a majority of the Whole Board or (B) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), (2) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting, (3) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting, (4) is a stockholder of record at the time of the annual meeting and (5) has complied with the notice procedures set forth in this Section 2.4, or (C) as may be provided in the certificate of designations for any class or series of Preferred Stock. In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary at the Corporation’s then-principal executive offices.

(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above. In no event may a stockholder provide notice with respect to a greater number of director candidates than there are director seats subject to election by stockholders at the annual meeting. In the event that the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 10 days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to any nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation.

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any Derivative Instruments held or beneficially held by the nominee, including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument, (D) any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee with respect to any securities of the Corporation, (E) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee consenting to (1) being named as a nominee of

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such stockholder, (2) being named in the Corporation’s form of proxy pursuant to Rule 14a-19 under the 1934 Act (“Rule 14a-19”) and (3) serving as a director of the Corporation if elected, (G) any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such nominee has, or has had within the past three years, with any person or entity other than the Corporation (including, without limitation, the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Corporation (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”), (H) a description of any other material relationships between the nominee and such nominee’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and any Stockholder Associated Person, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such stockholder or Stockholder Associated Person were the “registrant” for purposes of such rule and such nominee were a director or executive officer of such registrant ,and (I) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Section 14 of the 1934 Act; and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (17) of Section 2.4(i)(b), above, (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a representation and undertaking as to whether such stockholder or Stockholder Associated Person or others acting in concert with them intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the Corporation’s then-outstanding stock required to elect or re-elect such nominee(s) (which representation and undertaking must include a statement as to whether such stockholder or any Stockholder Associated Person intends to solicit the requisite percentage of the voting power of the Corporation’s stock under Rule 14a-19), or (y) otherwise solicit proxies from stockholders in support of such nomination (such information provided and statements made as required by clauses (1) and (2) above, a “Nominee Solicitation Statement”).

(c) To be eligible to be a nominee of any stockholder for election as a director of the Corporation, any person nominated by a stockholder for election or re-election as a director must, at the request of the Board, furnish to the secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Corporation under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation and (3) such other information that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, or the qualifications of such nominee. Such additional information, if applicable, must be received by the secretary at the then-principal executive offices of the Corporation promptly following a request therefor, not later than such reasonable time as is specified in any such request from the Corporation. In the absence of the timely furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form and shall be ineligible for consideration at the annual meeting pursuant to this Section 2.4(ii).

(d) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee to the Corporation or if the Nominee Solicitation Statement applicable to such nominee or other information provided to the Corporation by or on behalf of such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chair of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws,

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and if the chair should so determine, the chair shall so declare at the annual meeting, and the defective nomination shall be disregarded.

iii. Advance Notice of Director Nominations for Special Meetings.

(a) For a special meeting of stockholders at which directors are to be elected or re-elected, nominations of persons for election or re-election to the Board shall be made only (1) by or at the direction of the Board, or any committee thereof that has been formally delegated authority to nominate such persons pursuant to a resolution adopted by a majority of the Whole Board or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting, (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting, (D) is a stockholder of record at the time of the special meeting and (E) delivers a timely written notice of the nomination to the secretary of the Corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above (with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this Section 2.4(iii)). To be timely, such notice must be received by the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the day of the special meeting and not later than the close of business on the later of (i) the 90th day prior to such special meeting or (ii) the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected or re-elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board or any committee thereof that has been formally delegated authority to nominate such persons pursuant to a resolution adopted by a majority of the Whole Board or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or other information provided to the Corporation by or on behalf of such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Any person nominated in accordance with this Section 2.4(iii) is subject to, and must comply with, the provisions of Section 2.4(ii)(c).

(b) The chair of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chair should so determine, the chair so declare at the meeting, and the defective nomination or business shall be disregarded.

iv. Other Requirements and Procedures.

(a) To be eligible to be a nominee of any stockholder for election as a director of the Corporation, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(ii)(a) or Section 2.4(iii): (1) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Corporation to determine the eligibility of such nominee to serve as a director of the Corporation or to serve as an independent director of the Corporation; (2) a written representation and undertaking that, unless previously disclosed to the Corporation, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue; (3) a written representation and undertaking that, unless previously disclosed to the Corporation, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement; (4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Corporation’s corporate governance, conflict of interest,

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confidentiality, stock ownership and trading guidelines, and other policies and guidelines applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the secretary will provide to such proposed nominee all such policies and guidelines then in effect); and (5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board.

(b) At the request of the Board, any person nominated by the Board for election as a director must furnish to the secretary the information that is required to be set forth in a stockholder’s notice of nomination pertaining to such nominee.

(c) No person will be eligible to be nominated by a stockholder for election as a director of the Corporation, or to be seated as a director of the Corporation, unless nominated and elected in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(d) Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the applicable meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Corporation and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or general partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the applicable meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the applicable meeting.

(e) Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of state law and the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4.

(f) Notwithstanding anything to the contrary in this Section 2.4, the notice requirements set forth in these bylaws with respect to the proposal of any business pursuant to this Section 2.4 will be deemed to be satisfied by a stockholder if (1) such stockholder has submitted a proposal to the Corporation in compliance with Rule 14a-8 under the 1934 Act; and (2) such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for the meeting of stockholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any nomination of a director or any other business proposal.

(g) In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Corporation in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the meeting and as of the date that is 10 business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof; and (2) to provide any additional information that the Corporation may reasonably request. Any such update and supplement or additional information must be received by the secretary at the principal executive offices of the Corporation (A) in the case of a request for additional information, promptly following a request therefor, which response must be received by the secretary not later than such reasonable time as is specified in any such request from the Corporation; or (B) in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the meeting or any adjournment, rescheduling, postponement or other delay thereof (in

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the case of any update or supplement required to be made as of 10 business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof). No later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the Corporation with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Corporation with all information required by Rule 14a-19), then the director nominees proposed by such stockholder shall be ineligible for election at the meeting. For the avoidance of doubt, the obligation to update and supplement, or provide additional information or evidence, as set forth in these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines pursuant to these bylaws or enable or be deemed to permit a stockholder who has previously submitted notice pursuant to these bylaws to amend or update any nomination or to submit any new nomination. No disclosure pursuant to these bylaws will be required with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is the stockholder submitting a notice pursuant to this Section 2.4 solely because such broker, dealer, commercial bank, trust company or other nominee has been directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

2.5 NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6 QUORUM

The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chair of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7 ADJOURNED MEETING; NOTICE

Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication),

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notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8 CONDUCT OF BUSINESS

The chair of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chair in order. The chair of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time. The chair of any meeting of stockholders shall be designated by the Board; in the absence of such designation, the chair of the Board, if any, or the chief executive officer (in the absence of the chair of the Board), or in their absence any other executive officer of the Corporation, shall serve as chair of the stockholder meeting. The chair of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

2.9 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the outstanding shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed.

2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of the holders of the shares of any series of Preferred Stock and except as provided in the certificate of incorporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

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2.11 RECORD DATES

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.12 PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL; provided that such authorization shall set forth, or be delivered with information enabling the Corporation to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Corporation shall prepare no later than the 10th day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date: (i) on a reasonably accessible electronic

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network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.

2.14 INSPECTORS OF ELECTION

Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. Such inspectors shall take all actions as contemplated under Section 231 of the DGCL.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III—DIRECTORS

3.1 POWERS

The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2 NUMBER OF DIRECTORS

The Board shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors shall be determined from time to time by resolution adopted by a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the Corporation shall be divided into three classes.

3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the chair of the Board, chief executive officer or secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

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Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of a majority of the Whole Board, and subject to the rights of holders of Preferred Stock, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until their successor shall have been duly elected and qualified.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chair of the Board, the chief executive officer, the secretary or a majority of the Whole Board, provided, that the person(s) authorized to call special meetings of the Board may authorize another person or persons to send notice of such meeting.

Notice of the time and place of special meetings shall be:

i. delivered personally by hand, by courier or by telephone;

ii. sent by United States first-class mail, postage prepaid;

iii. sent by facsimile;

iv. sent by electronic mail; or

v. otherwise given by electronic transmission (as defined in Section 232 of the DGCL),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise

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directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice of the time and place of the meeting may be communicated to the director in lieu of written notice if such notice is communicated at least 24 hours before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8 QUORUM; VOTING

At all meetings of the Board, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, or by electronic transmission and (ii) a consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

3.10 FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS

Any director or the entire board of directors may be removed from office by the stockholders of the Corporation in the manner specified in the certificate of incorporation and Section 141(k) of the DGCL.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV—COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The Board may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or

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more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2 COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings.

4.3 MEETINGS AND ACTION OF COMMITTEES

Unless otherwise specified by the Board, meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:

i. Section 3.5 (place of meetings and meetings by telephone);

ii. Section 3.6 (regular meetings);

iii. Section 3.7 (special meetings and notice);

iv. Section 3.8 (quorum; voting);

v. Section 3.9 (action without a meeting); and

vi. Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board and its members. However:

i. the time and place of regular meetings of committees or subcommittees may be determined either by the Board or by the committee or subcommittee;

ii. special meetings of committees or subcommittees may also be called by the Board or the committee or subcommittee; and

iii. notice of special meetings of committees and subcommittees shall also be given to all alternate members, as applicable, who shall have the right to attend all meetings of the committee or subcommittee. The Board or a committee or subcommittee may also adopt other rules for the government of any committee or subcommittee.

4.4 SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

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ARTICLE V—OFFICERS

5.1 OFFICERS

The officers of the Corporation shall be a chief executive officer and a secretary. The Corporation may also have, at the discretion of the Board, a chair of the Board, a vice chair of the Board, a chief financial officer or treasurer, a president, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The Board may appoint, or empower any officer to appoint, such other officers as the business of the Corporation may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as determined from time to time by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of determination.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal.

Any officer may resign at any time by giving notice, in writing or by electronic transmission, to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.3.

5.6 REPRESENTATION OF SECURITIES OR OTHER INTERESTS OF OTHER ENTITIES

The chair of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the chief executive officer or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other securities of, or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Corporation in accordance with the governing documents of any entity or entities, standing in the name of this Corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

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5.7 AUTHORITY AND DUTIES OF OFFICERS

Each officer of the Corporation shall have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation, and, to the extent not so provided, as generally pertain to such office, subject to the control of the Board.

ARTICLE VI—STOCK

6.1 STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Unless otherwise provided by resolution of the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the

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rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3 LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 DIVIDENDS

The Board, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the certificate of incorporation. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5 TRANSFER OF STOCK

Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6 STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

6.7 REGISTERED STOCKHOLDERS

The Corporation:

i. shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications and otherwise exercise rights and powers of an owner of such shares and to vote as such owner; and

ii. shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII—MANNER OF GIVING NOTICE AND WAIVER

7.1 NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in the DGCL.

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7.2 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.4 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII—INDEMNIFICATION

8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall

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not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3 SUCCESSFUL DEFENSE

To the extent that a present or former director or officer (for the purpose of this Section 8.3 only, as such term is defined in Section 145(c)(1) of the DGCL) of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Corporation may indemnify any other person who is not a present or former director or officer of the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent such person has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.

8.4 INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the DGCL or other applicable law. The Board shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5 ADVANCE PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the Corporation or by persons currently or formerly serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

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The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

8.6 LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

i. for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

ii. for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or any successor thereto, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

iii. for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the 1934 Act, or any successor thereto (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

iv. initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

v. if prohibited by applicable law.

8.7 DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of their entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8 NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of

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stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9 INSURANCE

The Corporation may purchase and maintain insurance to the fullest extent permitted by the DGCL on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10 SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11 EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12 CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another entity, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

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ARTICLE IX—GENERAL MATTERS

9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the Board may authorize any officer or officers, or agent or agents, or employee or employees, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2 FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

9.3 SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise, and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

ARTICLE X—AMENDMENTS

These bylaws may be adopted, altered, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least two-thirds of the total voting power of outstanding voting securities of the corporation, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any provision of these bylaws. The Board shall also have the power to adopt, alter, amend or repeal bylaws.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board.

ARTICLE XI—EXCLUSIVE FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Corporation to the

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Corporation or the Corporation’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court, or for which such court does not have subject matter jurisdiction.

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Corporation’s securities, including, without limitation and for the avoidance of doubt, any auditor, underwriter, expert, control person or other defendant.

Any person or entity purchasing, holding or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI. This provision shall be enforceable by any party to a complaint covered by the provisions of this Article XI. For the avoidance of doubt, nothing contained in this Article XI shall apply to any action brought to enforce a duty or liability created by the 1934 Act or any successor thereto.

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APPENDIX B-1

CLOUDFLARE, INC.

2019 EQUITY INCENTIVE PLAN

(Adopted on August 30, 2019; Effective as of one business day immediately prior to the Registration Date; Most recently amended [●], 2026)

1.	Purposes of the Plan	B-1-2
2.	Shares Subject to the Plan	B-1-2
3.	Administration of the Plan	B-1-3
4.	Stock Options	B-1-6
5.	Restricted Stock	B-1-7
6.	Restricted Stock Units	B-1-8
7.	Stock Appreciation Rights	B-1-8
8.	Performance Stock Units and Performance Shares	B-1-9
9.	Performance Awards	B-1-10
10.	Leaves of Absence/Transfer Between Locations/Change of Status	B-1-10
11.	Transferability of Awards	B-1-11
12.	Adjustments; Dissolution or Liquidation	B-1-11
13.	Change in Control	B-1-12
14.	Tax Matters	B-1-14
15.	Other Terms	B-1-14
16.	Term of Plan	B-1-15
17.	Amendment and Termination of the Plan	B-1-15
18.	Conditions Upon Issuance of Shares	B-1-16
19.	Stockholder Approval	B-1-16
20.	Definitions	B-1-16

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1. Purposes of the Plan.

The purposes of this Plan are to attract and retain personnel for positions with the Company Group, to provide additional incentive to Employees, Directors, and Consultants (collectively, “Service Providers”), and to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options to Employees and the grant of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Stock Units, and Performance Awards to any Service Provider.

2. Shares Subject to the Plan.

(a) Allocation of Shares to Plan. The maximum aggregate number of Shares that may be issued under the Plan is:

(i) 58,670,000 Shares, plus

(ii) a number of Shares equal to (A) the number of shares of the Company’s Class A or Class B common stock subject to awards granted under the Company’s 2010 Equity Incentive Plan, as amended and restated (the “2010 Plan”) that, after the date the 2010 Plan is terminated, are cancelled, expire or otherwise terminate without having been exercised in full and (B) the number of shares of the Company’s Class B common stock that, after the date the 2010 Plan is terminated, are forfeited to the Company, tendered to or withheld by the Company for payment of an exercise price or for tax withholding, or repurchased by the Company due to failure to vest, with the maximum number of Shares that may be added to the Plan under this Section 2(a)(ii) being equal to 74,653,906 Shares, plus

(iii) any additional Shares that become available for issuance under the Plan under Sections 2(b) and 2(c).

The Shares may be authorized but unissued Common Stock or Common Stock issued and then reacquired by the Company. Any and all of the Shares available for grant or sale under the Plan may be utilized for Awards covering Class A Common Stock or Class C Common Stock, as determined by the Administrator in its sole discretion. For the avoidance of doubt, the Shares available for grant under the Plan may all be used for grants of Awards covering Class A Common Stock, may all be used for Awards covering Class C Common Stock or may be used for a combination of Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion, in all cases so long as the aggregate number of Shares subject to Awards and granted or sold under the Plan does not exceed the maximum number of Shares available for grant and sale under this Section 2(a) and Sections 2(b) and 2(c).

(b) Automatic Share Reserve Increase.

(i) The number of Shares available for issuance under the Plan was increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year through the 2026 Fiscal Year, in an amount equal to the least of:

(1) 29,335,000 Shares (number shown is prior to adjustment for the Class C Split),

(2) 5% of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(3) a lesser number of Shares determined by the Administrator.

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(ii) The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2027 Fiscal Year, in an amount equal to the least of:

(1) 5% of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(2) a lesser number of Shares determined by the Administrator.

(c) Lapsed Awards.

(i) Options and Stock Appreciation Rights. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is surrendered under an Exchange Program, the unissued Shares subject to the Option or Stock Appreciation Right will become available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(ii) Stock Appreciation Rights. Only Shares actually issued pursuant to a Stock Appreciation Right (i.e., the net Shares issued) will cease to be available under the Plan; all remaining Shares originally subject to the Stock Appreciation Right will remain available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(iii) Full-Value Awards. Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Stock Units or stock-settled Performance Awards that are reacquired by the Company due to failure to vest or are forfeited to the Company will become available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(iv) Withheld Shares. Shares used to pay the Exercise Price of an Award or to satisfy tax withholding obligations related to an Award will become available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(v) Cash-Settled Awards. If any portion of an Award under the Plan is paid to a Participant in cash rather than Shares, that cash payment will not reduce the number of Shares available for issuance under the Plan.

(d) Incentive Stock Options. Subject to the foregoing limits, (i) the maximum number of Shares of Class A Common Stock and Class C Common Stock that may be issued upon the exercise of Incentive Stock Options will equal 58,670,000, and (ii) the maximum number of Shares of Class A Common Stock and Class C Common Stock that may be issued upon the exercise of Incentive Stock Options will equal 58,670,000.

(e) Adjustment. The numbers provided in Sections 2(a), 2(b), and 2(d) will be adjusted as a result of changes in capitalization and any other adjustments under Section 12.

(f) Substitute Awards. If the Committee grants Awards in substitution for equity compensation awards outstanding under a plan maintained by an entity acquired by or consolidated with the Company, the grant of those substitute Awards will not decrease the number of Shares available for issuance under the Plan.

3. Administration of the Plan.

(a) Procedure.

(i) General. The Plan will be administered by the Board or a Committee (the “Administrator”). Different Administrators may administer the Plan with respect to different groups of Service Providers. The

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Board may retain the authority to concurrently administer the Plan with a Committee and may revoke the delegation of some or all authority previously delegated.

(ii) Further Delegation. To the extent permitted by Applicable Laws, the Board or a Committee may delegate to 1 or more officers the authority to grant Awards to Employees of the Company or any of its Subsidiaries who are not officers, provided that the delegation must specify any limitations on the authority required by Applicable Laws, including the total number of Shares that may be subject to the Awards granted by such officer(s). Such delegation may be revoked at any time by the Board or Committee. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Board or a Committee made up solely of Directors, unless the resolutions delegating the authority permit the officer(s) to use a different form of Award Agreement approved by the Board or a Committee made up solely of Directors.

(b) Powers of the Administrator. Subject to the terms of the Plan, any limitations on delegations specified by the Board, and any requirements imposed by Applicable Laws, the Administrator will have the authority, in its sole discretion, to make any determinations and perform any actions deemed necessary or advisable to administer the Plan including:

(i) to determine the Fair Market Value;

(ii) to approve forms of Award Agreements for use under the Plan (provided that all forms of Award Agreement must be approved by the Board or the Committee of Directors acting as the Administrator);

(iii) to select the Service Providers to whom Awards may be granted and grant Awards to such Service Providers;

(iv) to determine the number and class of Shares to be covered by each Award granted;

(v) to determine the terms and conditions, consistent with the Plan, of any Award granted. Such terms and conditions may include, but are not limited to, the Exercise Price, the time(s) when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating to an Award;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to interpret the Plan and make any decisions necessary to administer the Plan;

(viii) to establish, amend and rescind rules relating to the Plan, including rules relating to sub-plans established to satisfy laws of jurisdictions other than the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;

(ix) to interpret, modify or amend each Award (subject to Section 17), including extending the Expiration Date and the post-termination exercisability period of such modified or amended Awards;

(x) to allow Participants to satisfy tax withholding obligations in any manner permitted by Section 14;

(xi) to delegate ministerial duties to any of the Company’s employees;

(xii) to authorize any person to take any steps and execute, on behalf of the Company, any documents required for an Award previously granted by the Administrator to be effective; and

(xiii) to allow Participants to defer the receipt of the payment of cash or the delivery of Shares otherwise due to any such Participants under an Award.

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(c) Termination of Status.

(i) Unless a Participant is on a leave of absence approved by the Company or a member of the Company Group, as set forth in Section 10, or unless otherwise expressly provided in an Award Agreement or required by Applicable Laws, the Participant’s status as a Service Provider, for purposes of the Plan and any Awards granted to him or her under the Plan, will end immediately before midnight U.S. Pacific Time between (x) the date on which the Participant last actively provides continuous services for a member of the Company Group and (y) the immediately following date (such time of termination, (the “Termination of Status Date”)). The Administrator has the sole discretion to determine the date on which a Participant stops actively providing services and whether a Participant may still be considered to be providing services while on a leave of absence and the Administrator may delegate this decision, other than with respect to Officers, to the Company’s senior human resources officer.

(ii) This termination of status as a Service Provider will occur regardless of the reason for such termination, even if the termination is later found to be invalid, in breach of employment laws in the jurisdiction where the Participant is providing services, or in violation of the terms of the Participant’s employment or service agreement, if any such agreement exists.

(iii) Unless otherwise expressly provided in an Award Agreement, determined by the Administrator or required by Applicable Laws, a Participant’s right to vest in any Award under the Plan will cease and a Participant’s right to exercise any Award under the Plan after termination, if any, will begin as of the Termination of Status Date and will not be extended by any notice period, whether arising under contract, statute or common law, including any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is providing services.

(d) Grant Date. The grant date of an Award (“Grant Date”) will be the date that the Administrator makes the determination granting such Award or may be a later date if such later date is designated by the Administrator on the date of the determination or under an automatic grant policy. Notice of the determination will be provided to each Participant within a reasonable time after the Grant Date.

(e) Waiver. The Administrator may waive any terms, conditions or restrictions.

(f) Fractional Shares. Except as otherwise provided by the Administrator, any fractional Shares that result from the adjustment of Awards will be canceled. Any fractional Shares that result from vesting percentages will be accumulated and vested on the date that an accumulated full Share is vested.

(g) Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company or another member of the Company Group) all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).

(h) Choice of Law; Choice of Forum. The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.

(i) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

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4. Stock Options.

(a) Stock Option Award Agreement. Each Option will be evidenced by an Award Agreement that will specify the number and class of Shares subject to the Option, its per share exercise price (“Exercise Price”), its Expiration Date, and such other terms and conditions as the Administrator determines. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option not designated as an Incentive Stock Option is a Nonstatutory Stock Option.

(b) Exercise Price. The Exercise Price for the Shares to be issued upon exercise of an Option will be determined by the Administrator.

(c) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option and those form(s) of consideration will be described in the Award Agreement. The consideration may consist of any one or more or combination of the following, to the extent permitted by Applicable Laws:

(i) cash;

(ii) check or wire transfer;

(iii) promissory note;

(iv) other Shares (of the same or different class) that have a fair market value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option will be exercised. To the extent not prohibited by the Administrator, this shall include the ability to tender Shares to exercise the Option and then use the Shares received on exercise to exercise the Option with respect to additional Shares;

(v) consideration received by the Company under a cashless exercise arrangement (whether through a broker or otherwise) implemented by the Company for the exercise of Options that has been approved by the Board or a Committee of Directors;

(vi) consideration received by the Company under a net exercise program under which Shares are withheld from otherwise deliverable Shares that has been approved by the Board or a Committee of Directors; and

(vii) any other consideration or method of payment to issue Shares (provided that other forms of considerations may only be approved by the Board or a Committee of Directors).

(d) Incentive Stock Option Limitations.

(i) The Exercise Price of an Incentive Stock Option may not be less than 100% of the Fair Market Value of the applicable Common Stock on the Grant Date.

(ii) To the extent that the aggregate fair market value of the shares with respect to which incentive stock options under Code Section 422(b) are exercisable for the first time by a Participant during any calendar year (under all plans and agreements of the Company Group) exceeds $100,000, the incentive stock options whose value exceeds $100,000 will be treated as nonstatutory stock options. Incentive stock options will be considered in the order in which they were granted. For this purpose the fair market value of the shares subject to an option will be determined as of the grant date of each option.

(iii) The Expiration Date of an Incentive Stock Option will be the day prior to the 10th anniversary of the Grant Date or any earlier date provided in the Award Agreement, subject to clause (iv) below.

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(iv) The following rules apply to Incentive Stock Options granted to Participants who own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company:

(1) the Expiration Date of the Incentive Stock Option may not be after the day prior to the 5th anniversary of the Grant Date; and

(2) the Exercise Price may not be less than 110% of the Fair Market Value of the applicable Common Stock on the Grant Date.

If an Option is designated in the Administrator action that granted it as an Incentive Stock Option but the terms of the Option do not comply with Sections 4(d)(iv)(1) and 4(d)(iv)(2), then the Option will not qualify as an Incentive Stock Option. All Options granted under the Plan are Nonstatutory Stock Options unless specifically designated as Incentive Stock Options in the Award Agreement pursuant to which such Options are granted.

(e) Exercise of Option. An Option is exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, despite the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. An Option may not be exercised for a fraction of a Share. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan (except as provided in Section 2(c)) and for purchase under the Option, by the number of Shares as to which the Option is exercised.

(f) Expiration of Options. Subject to Section 4(d), an Option’s Expiration Date will be set forth in the Award Agreement. An Option may expire before its expiration date under the Plan (including pursuant to Sections 3(c), 13(b), 13 or 15(b)) or under the Award Agreement.

(g) Tolling of Expiration. If exercising an Option prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the applicable Common Stock is listed or quoted, the Option will remain exercisable until 30 days after the first date on which exercise no longer would be prevented by such provisions. If this would result in the Option remaining exercisable past its Expiration Date, then unless earlier terminated pursuant to Section 13, the Option will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 18(a) and (y) its Expiration Date.

5. Restricted Stock.

(a) Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number and class of Shares granted, and such other terms and conditions as the Administrator determines. For the avoidance of doubt, Restricted Stock may be granted without any Period of Restriction (e.g., vested stock bonuses). Unless the Administrator determines otherwise, Shares of Restricted Stock will be held in escrow until the end of the Period of Restriction applicable to such Shares. All grants of Restricted Stock and interpretative decisions about Restricted Stock may be made only by the Administrator.

(b) Restrictions:

(i) Except as provided in this Section 5 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the Period of Restriction applicable to such Shares.

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(ii) During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(iii) During the Period of Restriction, Service Providers holding Shares of Restricted Stock will not be entitled to receive dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If the Administrator provides that dividends and distributions will be received and any such dividends or distributions are paid in cash they will be subject to the same provisions regarding forfeitability as the Shares of Restricted Stock with respect to which they were paid and if such dividend or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid and, unless the Administrator determines otherwise, the Company will hold such dividends until the restrictions on the Shares of Restricted Stock with respect to which they were paid have lapsed.

(iv) Except as otherwise provided in this Section 5 or an Award Agreement, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan will be released from escrow when practicable after the last day of the applicable Period of Restriction.

(v) The Administrator may impose, prior to grant, or remove any restrictions on Shares of Restricted Stock.

6. Restricted Stock Units.

(a) Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and class of Shares covered by such Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (that may include continued employment or service) or any other basis determined by the Administrator in its sole discretion.

(c) Earning Restricted Stock Units. Upon meeting any applicable vesting criteria, the Participant will have earned the Restricted Stock Units and will be paid as determined in Section 6(d). The Administrator may reduce or waive any criteria that must be met to earn the Restricted Stock Units.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) set forth in the Award Agreement and determined by the Administrator. Unless otherwise provided in the Award Agreement, the Administrator may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

7. Stock Appreciation Rights.

(a) Stock Appreciation Right Award Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the number and class of Shares subject to the Stock Appreciation Right, the Exercise Price, its Expiration Date, the conditions of exercise, and such other terms and conditions as the Administrator determines.

(b) Payment of Stock Appreciation Right Amount. When a Participant exercises a Stock Appreciation Right, he or she will be entitled to receive a payment from the Company equal to:

(i) the excess, if any, between the fair market value of a Share of the same class on the date of exercise over the Exercise Price multiplied by

(ii) the number of Shares with respect to which the Stock Appreciation Right is exercised.

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Payment upon Stock Appreciation Right exercise may be made in cash, in Shares (which, on the date of exercise, have an aggregate Fair Market Value equal to the amount of payment to be made under the Award), or any combination of cash and Shares, with the determination of form of payment made by the Administrator. Shares issued upon exercise of a Stock Appreciation Right will be issued in the name of the Participant. Until Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to a Stock Appreciation Right, despite the exercise of the Stock Appreciation Right. The Company will issue (or cause to be issued) such Shares promptly after the Stock Appreciation Right is exercised. A Stock Appreciation Right may not be exercised for a fraction of a Share. Exercising a Stock Appreciation Right in any manner will decrease (x) the number of Shares thereafter available under the Stock Appreciation Right by the number of Shares as to which the Stock Appreciation Right is exercised and (y) the number of Shares thereafter available under the Plan by the number of Shares issued upon such exercise.

(c) Expiration of Stock Appreciation Rights. A Stock Appreciation Right’s Expiration Date will be set forth in the Award Agreement. A Stock Appreciation Right may expire before its expiration date under Sections 13 or 15(b) or under the Award Agreement.

(d) Tolling of Expiration. If exercising an Stock Appreciation Right prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the applicable Common Stock is listed or quoted, the Stock Appreciation Right will remain exercisable until 30 days after the first date on which exercise would no longer be prevented by such provisions. If this would result in the Stock Appreciation Right remaining exercisable past its Expiration Date, then it will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 18(a) and (y) its Expiration Date.

8. Performance Stock Units and Performance Shares.

(a) Award Agreement. Each Award of Performance Stock Units/Shares will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), the class of Shares subject to the Award, and the other material terms of the Award. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service) or any other basis determined by the Administrator.

(b) Value of Performance Stock Units/Shares. Each Performance Stock Unit will have an initial value established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of the applicable Common Stock on the Grant Date.

(c) Performance Objectives and Other Terms. The Administrator will set any performance objectives or other vesting provisions (that may include continued employment or service). These objectives or vesting provisions may determine the number or value of Performance Stock Units/Shares paid out.

(d) Earning of Performance Stock Units/Shares. After an applicable Performance Period has ended, the holder of Performance Stock Units/Shares will be entitled to receive a payout of the number of Performance Stock Units/Shares earned by the Participant over the Performance Period. The Administrator may reduce or waive any performance objectives or other vesting provisions for such Performance Stock Unit/Share.

(e) Payment of Performance Stock Units/Shares. Payment of earned Performance Stock Units/Shares will be made at the time(s) specified in the Award Agreement Payment with respect to earned Performance Stock Units/Shares may be made in cash, in Shares of equivalent value, or any combination of cash and Shares, with the determination of form of payment made by the Administrator.

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9. Performance Awards.

(a) Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the Performance Period, the number and class of Shares subject to the Award, and the material terms of the Award. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service) or any other basis determined by the Administrator.

(b) Value of Performance Awards. Each Performance Award’s threshold, target, and maximum payout values will be established by the Administrator on or before the Grant Date.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (that may include continued employment or service). These objectives or vesting provisions will determine the value of the payout for the Performance Awards.

(d) Earning of Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

(e) Payment of Performance Awards. Payment of earned Performance Awards will be made at the time(s) specified in the Award Agreement. Payment with respect to earned Performance Awards will be made in cash, in Shares of equivalent value, or any combination of cash and Shares, with the determination of form of payment made by the Administrator at the time of payment.

10. Leaves of Absence/Transfer Between Locations/Change of Status.

(a) General. Unless otherwise provided by the Administrator, a Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or other member of the Company Group employing such Employee, (ii) any leave during which the status of an Employee for purposes of the Plan and any Award is protected by Applicable Law, or (iii) any transfer between locations of the Company or members of the Company Group.

(b) Vesting. Unless a leave policy approved by the Administrator provides otherwise or it is otherwise required by Applicable Law, vesting of Awards granted under the Plan will continue only for Participants on an approved leave of absence.

(c) Incentive Stock Option Status. If a Participant’s leave of absence approved by the Company or other member of the Company Group employing such Employee exceeds 3 months and reemployment upon expiration of such leave is not guaranteed by statute or contract, then 3 months following the 1st day of such leave the Participant no longer will be an Employee for Incentive Stock Option purposes. If reemployment upon expiration of such leave of absence is not guaranteed by statute or contract, then 6 months following the 1st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

(d) Protected Leaves.

(i) Any leave of absence by a Participant will be subject to any Applicable Laws that apply to such leave of absence.

(ii) For a Participant on a military leave, if required by Applicable Laws, vesting will continue for the longest period that vesting continues under any other statutory or Company-approved leave of absence. When

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a Participant returns from military leave (under conditions that would entitle him or her to such protection under the Uniformed Services Employment and Reemployment Rights Act or other Applicable Laws), the Participant will be given vesting credit to the same extent as if the Participant had continued to provide services to the Company or other member of the Company Group, as applicable, through the military leave.

(e) Changes in Status. If a Participant who is an Employee has a reduction in hours worked, the Administrator may unilaterally:

(i) make a corresponding reduction in the number of Shares or cash amount subject to any portion of an Award that is scheduled to vest or become payable after the date of such reduction in hours; and

(ii) in lieu of or in combination with such a reduction, make a corresponding adjustment to extend the vesting or payment schedule applicable to such Award.

If any such reduction occurs, the Participant will have no right to any portion of the Award that is reduced.

(f) Determinations. The effect of a Company-approved leave of absence, a protected leave of absence, a transfer, or a Participant’s reduction in hours of employment or service on the vesting of an Award shall be determined, under policies reviewed by the Administrator, by the Company’s senior human resources officer or other person performing that function or, with respect to Directors or Officers by the Compensation Committee of the Board, and any such determination will be final and binding to the maximum extent permitted by Applicable Laws.

11. Transferability of Awards.

(a) General Rule. Unless determined otherwise by the Administrator, or otherwise required by Applicable Laws, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, the Award will be limited by any additional terms and conditions imposed by the Administrator. Any unauthorized transfer of an Award will be void.

(b) Domestic Relations Orders. If approved by the Administrator and not prohibited by Applicable Laws, an Award may be transferred under a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulations Section 1.421-1(b)(2). An Incentive Stock Option may be converted into a Nonstatutory Stock Option as a result of such transfer.

(c) Limited Transfers for the Benefit of Family Members. The Administrator may permit a Grant or Share issued under this Plan to be assigned or transferred subject to the applicable limitations, set forth in the General Instructions to Form S-8 Registration Statement under the Securities Act, if applicable, and any other Applicable Laws.

(d) Permitted Transferees. Any individual or entity to whom an Award is transferred will be subject to all of the terms and conditions applicable to the Participant who transferred the Award, including the terms and conditions in this Plan and the Award Agreement. If an Award is unvested, then the service of the Participant will continue to determine whether the Award will vest and any Expiration Date.

12. Adjustments; Dissolution or Liquidation.

(a) Adjustments. If any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization,

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merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire securities of the Company, other change in the corporate structure of the Company affecting the Shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the Shares occurs (including, without limitation, a Change in Control), the Administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan, will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Award, and the numerical Share limits in Section 2 in such a manner as it deems equitable. Notwithstanding the foregoing, the conversion of any convertible securities of the Company and ordinary course repurchases of shares or other securities of the Company will not be treated as an event that will require adjustment.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant, at such time prior to the effective date of such proposed transaction as the Administrator determines. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

13. Change in Control.

(a) Administrator Discretion. If a Change in Control or a merger of the Company with or into another corporation or other entity occurs (each, a “Transaction”), each outstanding Award will be treated as the Administrator determines, including, without limitation, that such Award be continued by the successor corporation or a Parent or Subsidiary of the successor corporation or that the vesting of any such Awards may accelerate automatically upon consummation of a Transaction.

(b) Identical Treatment Not Required. The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Administrator may take different actions with respect to the vested and unvested portions of an Award. The Administrator will not be required to treat all Awards similarly in the Transaction.

(c) Continuation. An Award will be considered continued if, following the Change in Control or merger:

(i) the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Transaction, the consideration (whether stock, cash, or other securities or property) received in the Transaction by holders of the same class of Shares for each Share held on the effective date of the Transaction (and if holders of such class of Shares were offered a choice of consideration, the type of consideration received by the holders of a majority of the outstanding Shares of such class) and the Award otherwise is continued in accordance with its terms (including vesting criteria, subject to subsection (iii) below and Section 12(a)); provided that if the consideration received in the Transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercising an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Stock Unit, Performance Share or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of the applicable Common Stock in the Transaction; or

(ii) the Award is terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Transaction. Any such cash or property may be subjected to any escrow applicable to holders of the applicable Common Stock in the Change of Control. If as of the date of the occurrence of the Transaction the Administrator determines that no amount would have been attained upon the

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exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The amount of cash or property can be subjected to vesting and paid to the Participant over the original vesting schedule of the Award.

(iii) Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Transaction corporate structure will not invalidate an otherwise valid Award assumption.

(d) The Administrator will have authority to modify Awards in connection with a Change in Control or merger:

(i) in a manner that causes the Awards to lose their tax-preferred status,

(ii) to terminate any right a Participant has to exercise an Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), so that following the closing of the Transaction the Option may only be exercised only to the extent it is vested;

(iii) to reduce the Exercise Price subject to the Award in a manner that is disproportionate to the increase in the number of Shares subject to the Award, as long as the amount that would be received upon exercise of the Award immediately before and immediately following the closing of the Transaction is equivalent and the adjustment complies with U.S. Treasury Regulation Section 1.409A-1(b)(v)(D); and

(iv) to suspend a Participant’s right to exercise an Option during a limited period of time preceding and or following the closing of the Transaction without Participant consent if such suspension is administratively necessary or advisable to permit the closing of the Transaction.

(e) Non-Continuation. If the successor corporation does not continue an Award (or some portion such Award), the Participant will fully vest in (and have the right to exercise) 100% of the then-unvested Shares subject to his or her outstanding Options and Stock Appreciation Rights, all restrictions on 100% of the Participant’s outstanding Restricted Stock and Restricted Stock Units will lapse, and, regarding 100% of Participant’s outstanding Awards with performance-based vesting, all performance goals or other vesting criteria will be treated as achieved at 100% of target levels and all other terms and conditions met. In no event will vesting of an Award accelerate as to more than 100% of the Award. If Options or Stock Appreciation Rights are not continued when a Change in Control or a merger of the Company with or into another corporation or other entity occurs, the Administrator will notify the Participant in writing or electronically that the Participant’s vested Options or Stock Appreciation Rights (after considering the foregoing vesting acceleration, if any) will be exercisable for a period of time determined by the Administrator in its sole discretion and all of the Participant’s Options or Stock Appreciation Rights will terminate upon the expiration of such period (whether vested or unvested).

(f) Outside Director Grants. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise outstanding Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on other outstanding Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

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14. Tax Matters.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash under an Award (or exercise thereof) or such earlier time as any Tax Obligations are due, the Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax Obligations with respect to such Award or Shares subject to an Award (including without limitation upon exercise of an Award).

(b) Withholding Arrangements. The Administrator, in its sole discretion and under such procedures as it may specify from time to time, may elect to satisfy such Tax Obligations, in whole or in part by (without limitation) (i) requiring the Participant to pay cash, (ii) withholding otherwise deliverable cash (including cash from the sale of Shares issued to the Participant) or Shares having a fair market value equal to the amount required to be withheld, (iii) forcing the sale of Shares issued pursuant to an Award (or exercise thereof) having a fair market value equal to the minimum statutory amount required to be withheld or a greater amount if such greater amount would not result in unfavorable financial accounting treatment, (iv) requiring the Participant to deliver to the Company already-owned Shares (of the same or different class) having a fair market value equal to the minimum statutory amount required to be withheld or a greater amount if such greater amount would not result in unfavorable financial accounting treatment, or (v) requiring the Participant to engage in a cashless exercise transaction (whether through a broker or otherwise) implemented by the Company in connection with the Plan, provided that, in all instances, the satisfaction of the Tax Obligations will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date the taxes must be withheld.

(c) Compliance With Code Section 409A. Except as otherwise determined by the Administrator, it is intended that Awards will be designed and operated so that they are either exempt from the application of Code Section 409A or comply with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B) so that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A and the Plan and each Award Agreement will be interpreted consistent with this intent. This Section 14(c) is not a guarantee to any Participant of the consequences of his or her Awards. In no event will the Company or any other member of the Company Group reimburse a Participant for any tax imposed or other costs incurred as a result of Code Section 409A.

15. Other Terms.

(a) No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right regarding continuing the Participant’s relationship as a Service Provider with the Company or member of the Company Group, nor will they interfere with the Participant’s right, or the Participant’s employer’s right, to terminate such relationship with or without cause, to the extent permitted by Applicable Laws.

(b) Forfeiture Events.

(i) All Awards granted under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 15(b) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a member of the Company Group.

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(ii) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such Participant’s Termination Status Date, that would constitute cause for termination of such Participant’s status as a Service Provider.

(iii) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under securities laws, any Participant who (x) knowingly or through gross negligence engaged in the misconduct or who knowingly or through gross negligence failed to prevent the misconduct or (y) is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, must reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

(c) Plan Governs. In the event between the terms and conditions of the Plan and the terms and conditions of any Grant Agreement, the terms and conditions of the Plan will prevail.

16. Term of Plan.

Subject to Section 19, the Plan will become effective upon the business day immediately prior to the Registration Date. It will continue in effect until terminated under Section 17, but no Incentive Stock Options may be granted after 10 years from the date the Plan is adopted by the Board and Section 2(b) will operate only until the 10th anniversary of the date the Plan was originally adopted by the Board.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board or Compensation Committee of the Board may amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Consent of Participants Generally Required. Subject to Section 17(d) below, no amendment, alteration, suspension or termination of the Plan or an Award under it will materially impair the rights of any Participant without a signed, written agreement between the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under the Plan prior to such termination.

(d) Exceptions to Consent Requirement.

(i) A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination taken as a whole, does not materially impair the Participant’s rights; and

(ii) Subject to any limitations of Applicable Laws, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done

(1) in a manner specified by the Plan,

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(2) to maintain the qualified status of the Award as an Incentive Stock Option under Code Section 422,

(3) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Code Section 422,

(4) to clarify the manner of exemption from Code Section 409A or compliance with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B), or

(5) to comply with other Applicable Laws.

18. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to an Award, including without limitation upon exercise thereof, unless the issuance and delivery of such Shares and exercise of the Award, as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws will relieve the Company of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant during any such exercise that the Shares are being purchased only for investment and with no present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Failure to Accept Award. If a Participant has not accepted an Award by any deadline determined by the Company and to the extent such acceptance has been required by the Company, or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company), if any, required by the Company by a specified deadline and necessary for the Company to issue Shares upon the vesting, exercise, or settlement of the Award, then the portion of the Award scheduled to vest on or prior to the applicable deadline will be cancelled on such date and the Shares subject to such portion of the Award immediately will revert to the Plan for no additional consideration unless otherwise provided by the Administrator. For the avoidance of doubt, (x) the Company may opt not to require acceptance or any other actions with respect to any Award, and (y) Awards that are fully vested as of the date of grant shall not be subject to the requirements of the foregoing sentence unless otherwise determined by the Administrator.

19. Stockholder Approval.

The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

20. Definitions.

The following definitions are used in this Plan:

(a) “Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state securities laws, the

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Code, any stock exchange or quotation system on which the applicable Common Stock is listed or quoted and, only to the extent applicable with respect to an Award or Awards, the tax, securities, exchange control, and other laws of any jurisdictions other than the United States where Awards are, or will be, granted under the Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(b) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock Units, Performance Shares, or Performance Awards.

(c) “Award Agreement” means the written or electronic agreement setting forth the terms applicable to an Award granted under the Plan. The Award Agreement is subject to the terms of the Plan, and shall indicate the class of Shares subject to the Award as has been determined by the Administrator. If the class of Shares subject to an Award is not specified by the Administrator, the Award shall cover Shares of Class C Common Stock.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, that for this subsection, the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company, such event shall not be considered a Change in Control under this Section 20(e)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the appointment or election. For this Section 20(e)(ii), if any Person is in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, that for this Section 20(e)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:

(1) a transfer to an entity controlled by the Company’s stockholders immediately after the transfer, or

(2) a transfer of assets by the Company to:

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(A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock,

(B) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,

(C) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or

(D) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsections 20(e)(iii)(2)(A) to 20(e)(iii)(2)(C).

For this definition, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For this definition, persons will be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

A transaction will not be a Change in Control:

(iv) unless the transaction qualifies as a change in control event within the meaning of Code Section 409A; or

(v) if its sole purpose is to (1) change the state of the Company’s incorporation, or (2) create a holding company owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Class A Common Stock” means the Class A common stock of the Company, par value $0.001 per share.

(g) “Class C Common Stock” means the non-voting Class C common stock of the Company, par value $0.001 per share.

(h) “Class C Split” means the adjustment to the Company’s capital structure implemented in 2026 in connection with the establishment of the Class C Common Stock.

(i) “Code” means the U.S. Internal Revenue Code of 1986. Reference to a section of the Code or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board.

(k) “Common Stock” means the Class A Common Stock or the Class C Common Stock, as applicable.

(l) “Company” means Cloudflare, Inc., a Delaware corporation, or any of its successors.

(m) “Company Group” means the Company, any Parent or Subsidiary, and any entity that, from time to time and at the time of any determination, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

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(n) “Consultant” means any natural person engaged by a member of the Company Group to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities. A Consultant must be a person to whom the issuance of Shares registered on Form S-8 under the Securities Act is permitted.

(o) “Director” means a member of the Board.

(p) “Employee” means any person, including Officers and Directors, employed by the Company or any member of the Company Group. However, with respect to Incentive Stock Options, an Employee must be employed by the Company or any Parent or Subsidiary of the Company. Notwithstanding, Options awarded to individuals not providing services to the Company or a Subsidiary of the Company should be carefully structured to comply with the payment timing rule of Code Section 409A. Neither service as a Director nor payment of a director’s fee by the Company will constitute “employment” by the Company.

(q) “Exchange Act” means the U.S. Securities Exchange Act of 1934.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower Exercise Prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the Exercise Price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s) “Expiration Date” means the last possible day on which an Option or Stock Appreciation Right may be exercised. Any exercise must be completed before midnight U.S. Pacific Time between the Expiration Date and the following date; provided, however, that any broker-assisted cashless exercise of an Option granted hereunder must be completed by the close of market trading on the Expiration Date.

(t) “Fair Market Value” means, as of any date, the value of a share of Class A Common Stock or Class C Common Stock, as applicable, determined as follows:

(i) If the applicable Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the Fair Market Value will be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such source as the Administrator determines to be reliable;

(ii) If the applicable Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for that Common Stock on the day of determination (or, if no bids and asks were reported on that date on the last Trading Day such bids and asks were reported), as reported by such source as the Administrator determines to be reliable; or

(iii) Absent an established market for the applicable Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined under subsections 20(q)(i)or 20(q)(ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of shares for any reason other

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than the determination of the Exercise Price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(u) “Fiscal Year” means a fiscal year of the Company.

(v) “Incentive Stock Option” means an Option that is intended to qualify and does qualify as an incentive stock option within the meaning of Code Section 422.

(w) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(y) “Option” means a stock option to acquire Shares granted under Section 4.

(z) “Outside Director” means a Director who is not an Employee.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(bb) “Participant” means the holder of an outstanding Award.

(cc) “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which will be settled for cash, Shares or other securities or a combination of the foregoing under Section 9.

(dd) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine under Section 8.

(ee) “Performance Stock Units” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing under Section 8.

(ff) “Performance Stock Units/Shares” means Performance Stock Units or Performance Shares, as applicable.

(gg) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(hh) “Plan” means this 2019 Equity Incentive Plan.

(ii) “Registration Date” means the effective date of the first registration statement filed by the Company and declared effective under Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

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(jj) “Restricted Stock” means Shares issued under an Award granted under Section 5 or issued as a result of the early exercise of an Option.

(kk) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value, granted under Section 6. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ll) “Securities Act” means U.S. Securities Act of 1933.

(mm) “Service Provider” means an Employee, Director or Consultant.

(nn) “Share” means a share of Common Stock.

(oo) “Stock Appreciation Right” means an Award granted (alone or in connection with an Option) under Section 7.

(pp) “Subsidiary” means a “subsidiary corporation” as defined in Code Section 424(f), in relation to the Company.

(qq) “Tax Obligations” means tax, social insurance and social security liability or premium obligations in connection with the Awards, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or a member of the Company Group, (ii) the Participant’s and, to the extent required by the Company, the fringe benefit tax liability of the Company or a member of the Company Group, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Participant has, or has agreed to bear, with respect to such Award or the Shares subject to an Award.

(rr) “Trading Day” means a day on which the primary stock exchange or national market system on which the applicable Common Stock trades is open for trading.

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APPENDIX B-2

MARKED COPY OF

CLOUDFLARE, INC.

2019 EQUITY INCENTIVE PLAN

(Adopted on August 30, 2019; Effective as of one business day immediately prior to the Registration Date; Most recently amended ~~April 26~~[●], 202~~2~~6)

1.	Purposes of the Plan	B-2-2
2.	Shares Subject to the Plan	B-2-2
3.	Administration of the Plan	B-2-4
4.	Stock Options	B-2-6
5.	Restricted Stock	B-2-7
6.	Restricted Stock Units	B-2-8
7.	Stock Appreciation Rights	B-2-9
8.	Performance Stock Units and Performance Shares	B-2-9
9.	Performance Awards	B-2-10
10.	Leaves of Absence/Transfer Between Locations/Change of Status	B-2-10
11.	Transferability of Awards	B-2-11
12.	Adjustments; Dissolution or Liquidation	B-2-12
13.	Change in Control	B-2-12
14.	Tax Matters	B-2-14
15.	Other Terms	B-2-14
16.	Term of Plan	B-2-15
17.	Amendment and Termination of the Plan	B-2-15
18.	Conditions Upon Issuance of Shares	B-2-16
19.	Stockholder Approval	B-2-17
20.	Definitions	B-2-17

B-2-1

1. Purposes of the Plan.

The purposes of this Plan are to attract and retain personnel for positions with the Company Group, to provide additional incentive to Employees, Directors, and Consultants (collectively, “Service Providers”), and to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options to Employees and the grant of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Stock Units, and Performance Awards to any Service Provider.

2. Shares Subject to the Plan.

(a) Allocation of Shares to Plan. The maximum aggregate number of Shares that may be issued under the Plan is:

(i) ~~29,335,000~~58,670,000 Shares, plus

(ii) a number of Shares equal to (A) the number of shares of the Company’s Class A or Class B common stock subject to awards granted under the Company’s 2010 Equity Incentive Plan, as amended and restated (the “2010 Plan”) that, after the date the 2010 Plan is terminated, are cancelled, expire or otherwise terminate without having been exercised in full and (B) the number of shares of the Company’s Class B common stock that, after the date the 2010 Plan is terminated, are forfeited to the Company, tendered to or withheld by the Company for payment of an exercise price or for tax withholding, or repurchased by the Company due to failure to vest, with the maximum number of Shares that may be added to the Plan under this Section 2(a)(ii) being equal to ~~37,326,953~~74,653,906 Shares, plus

(iii) any additional Shares that become available for issuance under the Plan under Sections 2(b) and 2(c).

The Shares may be authorized but unissued Common Stock or Common Stock issued and then reacquired by the Company. Any and all of the Shares available for grant or sale under the Plan may be utilized for Awards covering Class A Common Stock or Class C Common Stock, as determined by the Administrator in its sole discretion. For the avoidance of doubt, the Shares available for grant under the Plan may all be used for grants of Awards covering Class A Common Stock, may all be used for Awards covering Class C Common Stock or may be used for a combination of Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion, in all cases so long as the aggregate number of Shares subject to Awards and granted or sold under the Plan does not exceed the maximum number of Shares available for grant and sale under this Section 2(a) and Sections 2(b) and 2(c).

(b) Automatic Share Reserve Increase.

(i) The number of Shares available for issuance under the Plan ~~will be~~was increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year through the 2026 Fiscal Year, in an amount equal to the least of:

(~~i~~1) 29,335,000 Shares (number shown is prior to adjustment for the Class C Split),

(~~ii~~2) 5% of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

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(3) a lesser number of Shares determined by the Administrator.

(ii) The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2027 Fiscal Year, in an amount equal to the least of:

(1) 5% of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(~~iii~~2) a lesser number of Shares determined by the Administrator.

(c) Lapsed Awards.

(i) Options and Stock Appreciation Rights. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is surrendered under an Exchange Program, the unissued Shares subject to the Option or Stock Appreciation Right will become available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(ii) Stock Appreciation Rights. Only Shares actually issued pursuant to a Stock Appreciation Right (i.e., the net Shares issued) will cease to be available under the Plan; all remaining Shares originally subject to the Stock Appreciation Right will remain available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(iii) Full-Value Awards. Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Stock Units or stock-settled Performance Awards that are reacquired by the Company due to failure to vest or are forfeited to the Company will become available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(iv) Withheld Shares. Shares used to pay the Exercise Price of an Award or to satisfy tax withholding obligations related to an Award will become available for future issuance under the Plan and may be utilized for Awards covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion.

(v) Cash-Settled Awards. If any portion of an Award under the Plan is paid to a Participant in cash rather than Shares, that cash payment will not reduce the number of Shares available for issuance under the Plan.

(d) Incentive Stock Options. ~~The~~Subject to the foregoing limits, (i) the maximum number of Shares of Class A Common Stock and Class C Common Stock that may be issued upon the exercise of Incentive Stock Options will equal ~~200% of the aggregate Share number stated in Section 2(a)(i) plus, to the extent allowable under Code Section 422, any Shares that become available for issuance under the Plan under Sections 2(b) and 2(c).~~58,670,000, and (ii) the maximum number of Shares of Class A Common Stock and Class C Common Stock that may be issued upon the exercise of Incentive Stock Options will equal 58,670,000.

(e) Adjustment. The numbers provided in Sections 2(a), 2(b), and 2(d) will be adjusted as a result of changes in capitalization and any other adjustments under Section 12.

(f) Substitute Awards. If the Committee grants Awards in substitution for equity compensation awards outstanding under a plan maintained by an entity acquired by or consolidated with the Company, the grant of those substitute Awards will not decrease the number of Shares available for issuance under the Plan.

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3. Administration of the Plan.

(a) Procedure.

(i) General. The Plan will be administered by the Board or a Committee (the “Administrator”). Different Administrators may administer the Plan with respect to different groups of Service Providers. The Board may retain the authority to concurrently administer the Plan with a Committee and may revoke the delegation of some or all authority previously delegated.

(ii) Further Delegation. To the extent permitted by Applicable Laws, the Board or a Committee may delegate to 1 or more officers the authority to grant Awards to Employees of the Company or any of its Subsidiaries who are not officers, provided that the delegation must specify any limitations on the authority required by Applicable Laws, including the total number of Shares that may be subject to the Awards granted by such officer(s). Such delegation may be revoked at any time by the Board or Committee. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Board or a Committee made up solely of Directors, unless the resolutions delegating the authority permit the officer(s) to use a different form of Award Agreement approved by the Board or a Committee made up solely of Directors.

(b) Powers of the Administrator. Subject to the terms of the Plan, any limitations on delegations specified by the Board, and any requirements imposed by Applicable Laws, the Administrator will have the authority, in its sole discretion, to make any determinations and perform any actions deemed necessary or advisable to administer the Plan including:

(i) to determine the Fair Market Value;

(ii) to approve forms of Award Agreements for use under the Plan (provided that all forms of Award Agreement must be approved by the Board or the Committee of Directors acting as the Administrator);

(iii) to select the Service Providers to whom Awards may be granted and grant Awards to such Service Providers;

(iv) to determine the number and class of Shares to be covered by each Award granted;

(v) to determine the terms and conditions, consistent with the Plan, of any Award granted. Such terms and conditions may include, but are not limited to, the Exercise Price, the time(s) when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating to an Award;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to interpret the Plan and make any decisions necessary to administer the Plan;

(viii) to establish, amend and rescind rules relating to the Plan, including rules relating to sub-plans established to satisfy laws of jurisdictions other than the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;

(ix) to interpret, modify or amend each Award (subject to Section 17), including extending the Expiration Date and the post-termination exercisability period of such modified or amended Awards;

(x) to allow Participants to satisfy tax withholding obligations in any manner permitted by Section 14;

(xi) to delegate ministerial duties to any of the Company’s employees;

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(xii) to authorize any person to take any steps and execute, on behalf of the Company, any documents required for an Award previously granted by the Administrator to be effective; and

(xiii) to allow Participants to defer the receipt of the payment of cash or the delivery of Shares otherwise due to any such Participants under an Award.

(c) Termination of Status.

(i) Unless a Participant is on a leave of absence approved by the Company or a member of the Company Group, as set forth in Section 10, or unless otherwise expressly provided in an Award Agreement or required by Applicable Laws, the Participant’s status as a Service Provider, for purposes of the Plan and any Awards granted to him or her under the Plan, will end immediately before midnight U.S. Pacific Time between (x) the date on which the Participant last actively provides continuous services for a member of the Company Group and (y) the immediately following date (such time of termination, (the “Termination of Status Date”)). The Administrator has the sole discretion to determine the date on which a Participant stops actively providing services and whether a Participant may still be considered to be providing services while on a leave of absence and the Administrator may delegate this decision, other than with respect to Officers, to the Company’s senior human resources officer.

(ii) This termination of status as a Service Provider will occur regardless of the reason for such termination, even if the termination is later found to be invalid, in breach of employment laws in the jurisdiction where the Participant is providing services, or in violation of the terms of the Participant’s employment or service agreement, if any such agreement exists.

(iii) Unless otherwise expressly provided in an Award Agreement, determined by the Administrator or required by Applicable Laws, a Participant’s right to vest in any Award under the Plan will cease and a Participant’s right to exercise any Award under the Plan after termination, if any, will begin as of the Termination of Status Date and will not be extended by any notice period, whether arising under contract, statute or common law, including any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is providing services.

(d) Grant Date. The grant date of an Award (“Grant Date”) will be the date that the Administrator makes the determination granting such Award or may be a later date if such later date is designated by the Administrator on the date of the determination or under an automatic grant policy. Notice of the determination will be provided to each Participant within a reasonable time after the Grant Date.

(e) Waiver. The Administrator may waive any terms, conditions or restrictions.

(f) Fractional Shares. Except as otherwise provided by the Administrator, any fractional Shares that result from the adjustment of Awards will be canceled. Any fractional Shares that result from vesting percentages will be accumulated and vested on the date that an accumulated full Share is vested.

(g) Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company or another member of the Company Group) all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).

(h) Choice of Law; Choice of Forum. The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the

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jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.

(i) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

4. Stock Options.

(a) Stock Option Award Agreement. Each Option will be evidenced by an Award Agreement that will specify the number and class of Shares subject to the Option, its per share exercise price (“Exercise Price”), its Expiration Date, and such other terms and conditions as the Administrator determines. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option not designated as an Incentive Stock Option is a Nonstatutory Stock Option.

(b) Exercise Price. The Exercise Price for the Shares to be issued upon exercise of an Option will be determined by the Administrator.

(c) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option and those form(s) of consideration will be described in the Award Agreement. The consideration may consist of any one or more or combination of the following, to the extent permitted by Applicable Laws:

(i) cash;

(ii) check or wire transfer;

(iii) promissory note;

(iv) other Shares (of the same or different class) that have a fair market value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option will be exercised. To the extent not prohibited by the Administrator, this shall include the ability to tender Shares to exercise the Option and then use the Shares received on exercise to exercise the Option with respect to additional Shares;

(v) consideration received by the Company under a cashless exercise arrangement (whether through a broker or otherwise) implemented by the Company for the exercise of Options that has been approved by the Board or a Committee of Directors;

(vi) consideration received by the Company under a net exercise program under which Shares are withheld from otherwise deliverable Shares that has been approved by the Board or a Committee of Directors; and

(vii) any other consideration or method of payment to issue Shares (provided that other forms of considerations may only be approved by the Board or a Committee of Directors).

(d) Incentive Stock Option Limitations.

(i) The Exercise Price of an Incentive Stock Option may not be less than 100% of the Fair Market Value of the applicable Common Stock on the Grant Date.

(ii) To the extent that the aggregate fair market value of the shares with respect to which incentive stock options under Code Section 422(b) are exercisable for the first time by a Participant during any calendar

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year (under all plans and agreements of the Company Group) exceeds $100,000, the incentive stock options whose value exceeds $100,000 will be treated as nonstatutory stock options. Incentive stock options will be considered in the order in which they were granted. For this purpose the fair market value of the shares subject to an option will be determined as of the grant date of each option.

(iii) The Expiration Date of an Incentive Stock Option will be the day prior to the 10th anniversary of the Grant Date or any earlier date provided in the Award Agreement, subject to clause (iv) below.

(iv) The following rules apply to Incentive Stock Options granted to Participants who own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company:

(1) the Expiration Date of the Incentive Stock Option may not be after the day prior to the 5th anniversary of the Grant Date; and

(2) the Exercise Price may not be less than 110% of the Fair Market Value of the applicable Common Stock on the Grant Date.

If an Option is designated in the Administrator action that granted it as an Incentive Stock Option but the terms of the Option do not comply with Sections 4(d)(iv)(1) and 4(d)(iv)(2), then the Option will not qualify as an Incentive Stock Option. All Options granted under the Plan are Nonstatutory Stock Options unless specifically designated as Incentive Stock Options in the Award Agreement pursuant to which such Options are granted.

(e) Exercise of Option. An Option is exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, despite the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. An Option may not be exercised for a fraction of a Share. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan (except as provided in Section 2(c)) and for purchase under the Option, by the number of Shares as to which the Option is exercised.

(f) Expiration of Options. Subject to Section 4(d), an Option’s Expiration Date will be set forth in the Award Agreement. An Option may expire before its expiration date under the Plan (including pursuant to Sections 3(c), 13(b), 13 or 15(b)) or under the Award Agreement.

(g) Tolling of Expiration. If exercising an Option prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the applicable Common Stock is listed or quoted, the Option will remain exercisable until 30 days after the first date on which exercise no longer would be prevented by such provisions. If this would result in the Option remaining exercisable past its Expiration Date, then unless earlier terminated pursuant to Section 13, the Option will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 18(a) and (y) its Expiration Date.

5. Restricted Stock.

(a) Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number and class of Shares granted, and such other terms and conditions as the Administrator determines. For the avoidance of doubt, Restricted

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Stock may be granted without any Period of Restriction (e.g., vested stock bonuses). Unless the Administrator determines otherwise, Shares of Restricted Stock will be held in escrow until the end of the Period of Restriction applicable to such Shares. All grants of Restricted Stock and interpretative decisions about Restricted Stock may be made only by the Administrator.

(b) Restrictions:

(i) Except as provided in this Section 5 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the Period of Restriction applicable to such Shares.

(ii) During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(iii) During the Period of Restriction, Service Providers holding Shares of Restricted Stock will not be entitled to receive dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If the Administrator provides that dividends and distributions will be received and any such dividends or distributions are paid in cash they will be subject to the same provisions regarding forfeitability as the Shares of Restricted Stock with respect to which they were paid and if such dividend or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid and, unless the Administrator determines otherwise, the Company will hold such dividends until the restrictions on the Shares of Restricted Stock with respect to which they were paid have lapsed.

(iv) Except as otherwise provided in this Section 5 or an Award Agreement, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan will be released from escrow when practicable after the last day of the applicable Period of Restriction.

(v) The Administrator may impose, prior to grant, or remove any restrictions on Shares of Restricted Stock.

6. Restricted Stock Units.

(a) Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and class of Shares covered by such Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (that may include continued employment or service) or any other basis determined by the Administrator in its sole discretion.

(c) Earning Restricted Stock Units. Upon meeting any applicable vesting criteria, the Participant will have earned the Restricted Stock Units and will be paid as determined in Section 6(d). The Administrator may reduce or waive any criteria that must be met to earn the Restricted Stock Units.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) set forth in the Award Agreement and determined by the Administrator. Unless otherwise provided in the Award Agreement, the Administrator may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

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7. Stock Appreciation Rights.

(a) Stock Appreciation Right Award Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the number and class of Shares subject to the Stock Appreciation Right, the Exercise Price, its Expiration Date, the conditions of exercise, and such other terms and conditions as the Administrator determines.

(b) Payment of Stock Appreciation Right Amount. When a Participant exercises a Stock Appreciation Right, he or she will be entitled to receive a payment from the Company equal to:

(i) the excess, if any, between the fair market value of a Share of the same class on the date of exercise over the Exercise Price multiplied by

(ii) the number of Shares with respect to which the Stock Appreciation Right is exercised.

Payment upon Stock Appreciation Right exercise may be made in cash, in Shares (which, on the date of exercise, have an aggregate Fair Market Value equal to the amount of payment to be made under the Award), or any combination of cash and Shares, with the determination of form of payment made by the Administrator. Shares issued upon exercise of a Stock Appreciation Right will be issued in the name of the Participant. Until Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to a Stock Appreciation Right, despite the exercise of the Stock Appreciation Right. The Company will issue (or cause to be issued) such Shares promptly after the Stock Appreciation Right is exercised. A Stock Appreciation Right may not be exercised for a fraction of a Share. Exercising a Stock Appreciation Right in any manner will decrease (x) the number of Shares thereafter available under the Stock Appreciation Right by the number of Shares as to which the Stock Appreciation Right is exercised and (y) the number of Shares thereafter available under the Plan by the number of Shares issued upon such exercise.

(c) Expiration of Stock Appreciation Rights. A Stock Appreciation Right’s Expiration Date will be set forth in the Award Agreement. A Stock Appreciation Right may expire before its expiration date under Sections 13 or 15(b) or under the Award Agreement.

(d) Tolling of Expiration. If exercising an Stock Appreciation Right prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the applicable Common Stock is listed or quoted, the Stock Appreciation Right will remain exercisable until 30 days after the first date on which exercise would no longer be prevented by such provisions. If this would result in the Stock Appreciation Right remaining exercisable past its Expiration Date, then it will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 18(a) and (y) its Expiration Date.

8. Performance Stock Units and Performance Shares.

(a) Award Agreement. Each Award of Performance Stock Units/Shares will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), the class of Shares subject to the Award, and the other material terms of the Award. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service) or any other basis determined by the Administrator.

(b) Value of Performance Stock Units/Shares. Each Performance Stock Unit will have an initial value established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of the applicable Common Stock on the Grant Date.

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(c) Performance Objectives and Other Terms. The Administrator will set any performance objectives or other vesting provisions (that may include continued employment or service). These objectives or vesting provisions may determine the number or value of Performance Stock Units/Shares paid out.

(d) Earning of Performance Stock Units/Shares. After an applicable Performance Period has ended, the holder of Performance Stock Units/Shares will be entitled to receive a payout of the number of Performance Stock Units/Shares earned by the Participant over the Performance Period. The Administrator may reduce or waive any performance objectives or other vesting provisions for such Performance Stock Unit/Share.

(e) Payment of Performance Stock Units/Shares. Payment of earned Performance Stock Units/Shares will be made at the time(s) specified in the Award Agreement Payment with respect to earned Performance Stock Units/Shares may be made in cash, in Shares of equivalent value, or any combination of cash and Shares, with the determination of form of payment made by the Administrator.

9. Performance Awards.

(a) Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the Performance Period, the number and class of Shares subject to the Award, and the material terms of the Award. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service) or any other basis determined by the Administrator.

(b) Value of Performance Awards. Each Performance Award’s threshold, target, and maximum payout values will be established by the Administrator on or before the Grant Date.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (that may include continued employment or service). These objectives or vesting provisions will determine the value of the payout for the Performance Awards.

(d) Earning of Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

(e) Payment of Performance Awards. Payment of earned Performance Awards will be made at the time(s) specified in the Award Agreement. Payment with respect to earned Performance Awards will be made in cash, in Shares of equivalent value, or any combination of cash and Shares, with the determination of form of payment made by the Administrator at the time of payment.

10. Leaves of Absence/Transfer Between Locations/Change of Status.

(a) General. Unless otherwise provided by the Administrator, a Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or other member of the Company Group employing such Employee, (ii) any leave during which the status of an Employee for purposes of the Plan and any Award is protected by Applicable Law, or (iii) any transfer between locations of the Company or members of the Company Group.

(b) Vesting. Unless a leave policy approved by the Administrator provides otherwise or it is otherwise required by Applicable Law, vesting of Awards granted under the Plan will continue only for Participants on an approved leave of absence.

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(c) Incentive Stock Option Status. If a Participant’s leave of absence approved by the Company or other member of the Company Group employing such Employee exceeds 3 months and reemployment upon expiration of such leave is not guaranteed by statute or contract, then 3 months following the 1st day of such leave the Participant no longer will be an Employee for Incentive Stock Option purposes. If reemployment upon expiration of such leave of absence is not guaranteed by statute or contract, then 6 months following the 1st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

(d) Protected Leaves.

(i) Any leave of absence by a Participant will be subject to any Applicable Laws that apply to such leave of absence.

(ii) For a Participant on a military leave, if required by Applicable Laws, vesting will continue for the longest period that vesting continues under any other statutory or Company-approved leave of absence. When a Participant returns from military leave (under conditions that would entitle him or her to such protection under the Uniformed Services Employment and Reemployment Rights Act or other Applicable Laws), the Participant will be given vesting credit to the same extent as if the Participant had continued to provide services to the Company or other member of the Company Group, as applicable, through the military leave.

(e) Changes in Status. If a Participant who is an Employee has a reduction in hours worked, the Administrator may unilaterally:

(i) make a corresponding reduction in the number of Shares or cash amount subject to any portion of an Award that is scheduled to vest or become payable after the date of such reduction in hours; and

(ii) in lieu of or in combination with such a reduction, make a corresponding adjustment to extend the vesting or payment schedule applicable to such Award.

If any such reduction occurs, the Participant will have no right to any portion of the Award that is reduced.

(f) Determinations. The effect of a Company-approved leave of absence, a protected leave of absence, a transfer, or a Participant’s reduction in hours of employment or service on the vesting of an Award shall be determined, under policies reviewed by the Administrator, by the Company’s senior human resources officer or other person performing that function or, with respect to Directors or Officers by the Compensation Committee of the Board, and any such determination will be final and binding to the maximum extent permitted by Applicable Laws.

11. Transferability of Awards.

(a) General Rule. Unless determined otherwise by the Administrator, or otherwise required by Applicable Laws, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, the Award will be limited by any additional terms and conditions imposed by the Administrator. Any unauthorized transfer of an Award will be void.

(b) Domestic Relations Orders. If approved by the Administrator and not prohibited by Applicable Laws, an Award may be transferred under a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulations Section 1.421-1(b)(2). An Incentive Stock Option may be converted into a Nonstatutory Stock Option as a result of such transfer.

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(c) Limited Transfers for the Benefit of Family Members. The Administrator may permit a Grant or Share issued under this Plan to be assigned or transferred subject to the applicable limitations, set forth in the General Instructions to Form S-8 Registration Statement under the Securities Act, if applicable, and any other Applicable Laws.

(d) Permitted Transferees. Any individual or entity to whom an Award is transferred will be subject to all of the terms and conditions applicable to the Participant who transferred the Award, including the terms and conditions in this Plan and the Award Agreement. If an Award is unvested, then the service of the Participant will continue to determine whether the Award will vest and any Expiration Date.

12. Adjustments; Dissolution or Liquidation.

(a) Adjustments. If any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire securities of the Company, other change in the corporate structure of the Company affecting the Shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the Shares occurs (including, without limitation, a Change in Control), the Administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan, will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Award, and the numerical Share limits in Section 2 in such a manner as it deems equitable. Notwithstanding the foregoing, the conversion of any convertible securities of the Company and ordinary course repurchases of shares or other securities of the Company will not be treated as an event that will require adjustment.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant, at such time prior to the effective date of such proposed transaction as the Administrator determines. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

13. Change in Control.

(a) Administrator Discretion. If a Change in Control or a merger of the Company with or into another corporation or other entity occurs (each, a “Transaction”), each outstanding Award will be treated as the Administrator determines, including, without limitation, that such Award be continued by the successor corporation or a Parent or Subsidiary of the successor corporation or that the vesting of any such Awards may accelerate automatically upon consummation of a Transaction.

(b) Identical Treatment Not Required. The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Administrator may take different actions with respect to the vested and unvested portions of an Award. The Administrator will not be required to treat all Awards similarly in the Transaction.

(c) Continuation. An Award will be considered continued if, following the Change in Control or merger:

(i) the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Transaction, the consideration (whether stock, cash, or other securities or property) received in the Transaction by holders of the same class of Shares for each Share held on the effective date of the Transaction (and if holders of such class of Shares were offered a choice of consideration, the type of consideration received by the holders of a majority of the outstanding Shares of such class) and the Award

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otherwise is continued in accordance with its terms (including vesting criteria, subject to subsection (iii) below and Section 12(a)); provided that if the consideration received in the Transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercising an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Stock Unit, Performance Share or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of the applicable Common Stock in the Transaction; or

(ii) the Award is terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Transaction. Any such cash or property may be subjected to any escrow applicable to holders of the applicable Common Stock in the Change of Control. If as of the date of the occurrence of the Transaction the Administrator determines that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The amount of cash or property can be subjected to vesting and paid to the Participant over the original vesting schedule of the Award.

(iii) Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Transaction corporate structure will not invalidate an otherwise valid Award assumption.

(d) The Administrator will have authority to modify Awards in connection with a Change in Control or merger:

(i) in a manner that causes the Awards to lose their tax-preferred status,

(ii) to terminate any right a Participant has to exercise an Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), so that following the closing of the Transaction the Option may only be exercised only to the extent it is vested;

(iii) to reduce the Exercise Price subject to the Award in a manner that is disproportionate to the increase in the number of Shares subject to the Award, as long as the amount that would be received upon exercise of the Award immediately before and immediately following the closing of the Transaction is equivalent and the adjustment complies with U.S. Treasury Regulation Section 1.409A-1(b)(v)(D); and

(iv) to suspend a Participant’s right to exercise an Option during a limited period of time preceding and or following the closing of the Transaction without Participant consent if such suspension is administratively necessary or advisable to permit the closing of the Transaction.

(e) Non-Continuation. If the successor corporation does not continue an Award (or some portion such Award), the Participant will fully vest in (and have the right to exercise) 100% of the then-unvested Shares subject to his or her outstanding Options and Stock Appreciation Rights, all restrictions on 100% of the Participant’s outstanding Restricted Stock and Restricted Stock Units will lapse, and, regarding 100% of Participant’s outstanding Awards with performance-based vesting, all performance goals or other vesting criteria will be treated as achieved at 100% of target levels and all other terms and conditions met. In no event will vesting of an Award accelerate as to more than 100% of the Award. If Options or Stock Appreciation Rights are not continued when a Change in Control or a merger of the Company with or into another corporation or other entity occurs, the Administrator will notify the Participant in writing or electronically that the Participant’s vested Options or Stock Appreciation Rights (after considering the foregoing vesting acceleration, if any) will be

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exercisable for a period of time determined by the Administrator in its sole discretion and all of the Participant’s Options or Stock Appreciation Rights will terminate upon the expiration of such period (whether vested or unvested).

(f) Outside Director Grants. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise outstanding Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on other outstanding Awards will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

14. Tax Matters.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash under an Award (or exercise thereof) or such earlier time as any Tax Obligations are due, the Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax Obligations with respect to such Award or Shares subject to an Award (including without limitation upon exercise of an Award).

(b) Withholding Arrangements. The Administrator, in its sole discretion and under such procedures as it may specify from time to time, may elect to satisfy such Tax Obligations, in whole or in part by (without limitation) (i) requiring the Participant to pay cash, (ii) withholding otherwise deliverable cash (including cash from the sale of Shares issued to the Participant) or Shares having a fair market value equal to the amount required to be withheld, (iii) forcing the sale of Shares issued pursuant to an Award (or exercise thereof) having a fair market value equal to the minimum statutory amount required to be withheld or a greater amount if such greater amount would not result in unfavorable financial accounting treatment, (iv) requiring the Participant to deliver to the Company already-owned Shares (of the same or different class) having a fair market value equal to the minimum statutory amount required to be withheld or a greater amount if such greater amount would not result in unfavorable financial accounting treatment, or (v) requiring the Participant to engage in a cashless exercise transaction (whether through a broker or otherwise) implemented by the Company in connection with the Plan, provided that, in all instances, the satisfaction of the Tax Obligations will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date the taxes must be withheld.

(c) Compliance With Code Section 409A. Except as otherwise determined by the Administrator, it is intended that Awards will be designed and operated so that they are either exempt from the application of Code Section 409A or comply with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B) so that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A and the Plan and each Award Agreement will be interpreted consistent with this intent. This Section 14(c) is not a guarantee to any Participant of the consequences of his or her Awards. In no event will the Company or any other member of the Company Group reimburse a Participant for any tax imposed or other costs incurred as a result of Code Section 409A.

15. Other Terms.

(a) No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right regarding continuing the Participant’s relationship as a Service Provider with the Company or member of the Company Group, nor will they interfere with the Participant’s right, or the Participant’s employer’s right, to terminate such relationship with or without cause, to the extent permitted by Applicable Laws.

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(b) Forfeiture Events.

(i) All Awards granted under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 15(b) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a member of the Company Group.

(ii) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such Participant’s Termination Status Date, that would constitute cause for termination of such Participant’s status as a Service Provider.

(iii) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under securities laws, any Participant who (x) knowingly or through gross negligence engaged in the misconduct or who knowingly or through gross negligence failed to prevent the misconduct or (y) is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, must reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

(c) Plan Governs. In the event between the terms and conditions of the Plan and the terms and conditions of any Grant Agreement, the terms and conditions of the Plan will prevail.

16. Term of Plan.

Subject to Section 19, the Plan will become effective upon the business day immediately prior to the Registration Date. It will continue in effect until terminated under Section 17, but no Incentive Stock Options may be granted after 10 years from the date the Plan is adopted by the Board and Section 2(b) will operate only until the 10th anniversary of the date the Plan ~~is~~was originally adopted by the Board.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board or Compensation Committee of the Board may amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Consent of Participants Generally Required. Subject to Section 17(d) below, no amendment, alteration, suspension or termination of the Plan or an Award under it will materially impair the rights of any Participant without a signed, written agreement between the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under the Plan prior to such termination.

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(d) Exceptions to Consent Requirement.

(i) A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination taken as a whole, does not materially impair the Participant’s rights; and

(ii) Subject to any limitations of Applicable Laws, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done

(1) in a manner specified by the Plan,

(2) to maintain the qualified status of the Award as an Incentive Stock Option under Code Section 422,

(3) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Code Section 422,

(4) to clarify the manner of exemption from Code Section 409A or compliance with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B), or

(5) to comply with other Applicable Laws.

18. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to an Award, including without limitation upon exercise thereof, unless the issuance and delivery of such Shares and exercise of the Award, as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws will relieve the Company of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant during any such exercise that the Shares are being purchased only for investment and with no present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Failure to Accept Award. If a Participant has not accepted an Award by any deadline determined by the Company and to the extent such acceptance has been required by the Company, or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company), if any, required by the Company by a specified deadline and necessary for the Company to issue Shares upon the vesting, exercise, or settlement of the Award, then the portion of the Award scheduled to vest on or prior to the applicable deadline will be cancelled on such date and the Shares subject to such portion of the Award immediately will revert to the Plan for no additional consideration unless otherwise provided by the Administrator. For the avoidance of doubt, (x) the Company may opt not to require acceptance or any other actions with respect to any Award, and (y) Awards that are fully vested as of the date of grant shall not be subject to the requirements of the foregoing sentence unless otherwise determined by the Administrator.

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19. Stockholder Approval.

The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

20. Definitions.

The following definitions are used in this Plan:

(a) “Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the applicable Common Stock is listed or quoted and, only to the extent applicable with respect to an Award or Awards, the tax, securities, exchange control, and other laws of any jurisdictions other than the United States where Awards are, or will be, granted under the Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(b) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock Units, Performance Shares, or Performance Awards.

(c) “Award Agreement” means the written or electronic agreement setting forth the terms applicable to an Award granted under the Plan. The Award Agreement is subject to the terms of the Plan, and shall indicate the class of Shares subject to the Award as has been determined by the Administrator. If the class of Shares subject to an Award is not specified by the Administrator, the Award shall cover Shares of Class C Common Stock.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, that for this subsection, the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company, such event shall not be considered a Change in Control under this Section 20(e)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the appointment or election. For this Section 20(e)(ii), if any Person is in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

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(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, that for this Section 20(e)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:

(1) a transfer to an entity controlled by the Company’s stockholders immediately after the transfer, or

(2) a transfer of assets by the Company to:

(A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock,

(B) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,

(C) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or

(D) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsections 20(e)(iii)(2)(A) to 20(e)(iii)(2)(C).

For this definition, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For this definition, persons will be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

A transaction will not be a Change in Control:

(iv) unless the transaction qualifies as a change in control event within the meaning of Code Section 409A; or

(v) if its sole purpose is to (1) change the state of the Company’s incorporation, or (2) create a holding company owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Class A Common Stock” means the Class A common stock of the Company, par value $0.001 per share.

(g) “Class C Common Stock” means the non-voting Class C common stock of the Company, par value $0.001 per share.

(h) “Class C Split” means the adjustment to the Company’s capital structure implemented in 2026 in connection with the establishment of the Class C Common Stock.

(~~f~~i) “Code” means the U.S. Internal Revenue Code of 1986. Reference to a section of the Code or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

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(~~g~~j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board.

(~~h~~k) “Common Stock” means the Class A ~~c~~Common ~~s~~Stock ~~of~~or the ~~Company~~Class C Common Stock, as applicable.

(~~i~~l) “Company” means Cloudflare, Inc., a Delaware corporation, or any of its successors.

(~~j~~m) “Company Group” means the Company, any Parent or Subsidiary, and any entity that, from time to time and at the time of any determination, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

(~~k~~n) “Consultant” means any natural person engaged by a member of the Company Group to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities. A Consultant must be a person to whom the issuance of Shares registered on Form S-8 under the Securities Act is permitted.

(~~l~~o) “Director” means a member of the Board.

(~~m~~p) “Employee” means any person, including Officers and Directors, employed by the Company or any member of the Company Group. However, with respect to Incentive Stock Options, an Employee must be employed by the Company or any Parent or Subsidiary of the Company. Notwithstanding, Options awarded to individuals not providing services to the Company or a Subsidiary of the Company should be carefully structured to comply with the payment timing rule of Code Section 409A. Neither service as a Director nor payment of a director’s fee by the Company will constitute “employment” by the Company.

(~~n~~q) “Exchange Act” means the U.S. Securities Exchange Act of 1934.

(~~o~~r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower Exercise Prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the Exercise Price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(~~p~~s) “Expiration Date” means the last possible day on which an Option or Stock Appreciation Right may be exercised. Any exercise must be completed before midnight U.S. Pacific Time between the Expiration Date and the following date; provided, however, that any broker-assisted cashless exercise of an Option granted hereunder must be completed by the close of market trading on the Expiration Date.

(~~q~~t) “Fair Market Value” means, as of any date, the value of a ~~S~~share of Class A Common Stock or Class C Common Stock, as applicable, determined as follows:

(i) If the applicable Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the Fair Market Value will be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such source as the Administrator determines to be reliable;

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(ii) If the applicable Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for ~~the~~that Common Stock on the day of determination (or, if no bids and asks were reported on that date on the last Trading Day such bids and asks were reported), as reported by such source as the Administrator determines to be reliable; or

~~(iii) For any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public set forth in the final prospectus included within the registration statement on Form S-1 filed with the United States Securities and Exchange Commission for the initial public offering of the Common Stock; or~~

(~~iv~~iii) Absent an established market for the applicable Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined under subsections 20(q)(i)or 20(q)(ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the Exercise Price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(~~r~~u) “Fiscal Year” means a fiscal year of the Company.

(~~s~~v) “Incentive Stock Option” means an Option that is intended to qualify and does qualify as an incentive stock option within the meaning of Code Section 422.

(~~t~~w) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(~~u~~x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(~~v~~y) “Option” means a stock option to acquire Shares granted under Section 4.

(~~w~~z) “Outside Director” means a Director who is not an Employee.

(~~x~~aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(~~y~~bb) “Participant” means the holder of an outstanding Award.

(~~z~~cc) “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which will be settled for cash, Shares or other securities or a combination of the foregoing under Section 9.

(~~aa~~dd) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine under Section 8.

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(~~bb~~ee) “Performance Stock Units” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing under Section 8.

(~~cc~~ff) “Performance Stock Units/Shares” means Performance Stock Units or Performance Shares, as applicable.

(~~dd~~gg) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(~~ee~~hh) “Plan” means this 2019 Equity Incentive Plan.

(~~ff~~ii) “Registration Date” means the effective date of the first registration statement filed by the Company and declared effective under Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(~~gg~~jj) “Restricted Stock” means Shares issued under an Award granted under Section 5 or issued as a result of the early exercise of an Option.

(~~hh~~kk) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value, granted under Section 6. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(~~ii~~ll) “Securities Act” means U.S. Securities Act of 1933.

(~~jj~~mm) “Service Provider” means an Employee, Director or Consultant.

(~~kk~~nn) “Share” means a share of Common Stock.

(~~ll~~oo) “Stock Appreciation Right” means an Award granted (alone or in connection with an Option) under Section 7.

(~~mm~~pp) “Subsidiary” means a “subsidiary corporation” as defined in Code Section 424(f), in relation to the Company.

(~~nn~~qq) “Tax Obligations” means tax, social insurance and social security liability or premium obligations in connection with the Awards, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or a member of the Company Group, (ii) the Participant’s and, to the extent required by the Company, the fringe benefit tax liability of the Company or a member of the Company Group, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Participant has, or has agreed to bear, with respect to such Award or the Shares subject to an Award.

(~~oo~~rr) “Trading Day” means a day on which the primary stock exchange or national market system on which the applicable Common Stock trades is open for trading.

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APPENDIX C-1

CLOUDFLARE, INC.

AMENDED AND RESTATED 2019 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option to purchase shares of Common Stock under the Non-423 Component will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2. Definitions.

(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b) “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the applicable Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or

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election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Class A Common Stock” means the Class A common stock of the Company, par value $0.001 per share.

(g) “Class C Common Stock” means the non-voting Class C common stock of the Company, par value $0.001 per share.

(h) “Class C Split” means the adjustment to the Company’s capital structure implemented in 2026 in connection with the establishment of the Class C Common Stock.

(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(k) “Common Stock” means the Class A Common Stock or the Class C Common Stock, as applicable.

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(l) “Company” means Cloudflare, Inc., a Delaware corporation, or any successor thereto.

(m) “Compensation” includes an Eligible Employee’s base straight time gross earnings and payments for commission, but excludes payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(n) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(o) “Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(p) “Director” means a member of the Board.

(q) “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Laws) for purposes of any separate Offering or for Participants in the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering under the 423 Component in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). Such exclusions may be applied with respect to an Offering under the Non-423 Component without regard to the limitations of U.S. Treasury Regulation Section 1.423-2.

(r) “Employer” means the employer of the applicable Eligible Employee(s).

(s) “Enrollment Date” means the first Trading Day of an Offering Period.

(t) “Enrollment Window” means the period established by the Administrator to allow Eligible Employees to make Contribution elections for participation in the Plan with respect to an Offering Period. The requirement to be employed on the first day of the Enrollment Window through the applicable Enrollment Date will be interpreted as a minimum service requirement as described under Section 2(q)(i).

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(u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(v) “Exercise Date” means the last Trading Day of the Purchase Period. Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 20(a), the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred on the last Trading Day of such Purchase Period.

(w) “Fair Market Value” means, as of any date, the closing sales price for the applicable Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market) on which such Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the applicable Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(x) “Fiscal Year” means a fiscal year of the Company.

(y) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(z) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(aa) “Offering Periods” means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 10 and November 10 of each year and terminating on the last Trading Day before November 10 and May 10, approximately six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 19 and 20.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc) “Participant” means an Eligible Employee that participates in the Plan.

(dd) “Plan” means this Cloudflare, Inc. Amended and Restated 2019 Employee Stock Purchase Plan.

(ee) “Purchase Period” means the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date. Unless the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.

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(ff) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of the applicable Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20.

(gg) “Registration Date” means the effective date of the Registration Statement.

(hh) “Registration Statement” means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Class A Common Stock.

(ii) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(jj) “Trading Day” means a day on which the national stock exchange upon which the applicable Common Stock is listed is open for trading.

(kk) “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

3. Eligibility.

(a) Offering Periods. Any individual who is an Eligible Employee (i) as of the first day of the last Enrollment Window that ends prior to the applicable Enrollment Date, and (ii) through that Enrollment Date will be eligible to participate in the Plan with respect to the Offering Period that begins on that Enrollment Date, subject to the requirements of Section 5; provided however, that with respect to the 423 Component, an Employee will constitute an Eligible Employee with respect to a specific Offering to the extent required to comply with Code Section 423.

(b) Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator determines that participation of such Eligible Employees is not advisable or practicable.

(c) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the applicable Common Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

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4. Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 10 and November 10 of each year, or on such other dates as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.

5. Participation. An Eligible Employee may participate in the Plan pursuant to Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation that he or she receives on the pay day (for illustrative purposes, should a pay day occur on an Exercise Date, a Participant will have any Contributions made on such day applied to his or her account under the then-current Purchase Period or Offering Period). The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided under Section 10. Unless otherwise determined by the Administrator, during a Purchase Period, a Participant may not increase the rate of his or her Contributions and may only decrease the rate of his or her Contributions one (1) time and such decrease must be to a Contribution rate of zero percent (0%). Any such decrease during a Purchase Period requires the Participant (i) properly completing and submitting to the Company’s stock administration office (or its designee) a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose or (ii) following an electronic or other procedure prescribed by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Exercise Date. If a Participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the originally elected rate throughout the Purchase Period and future Offering Periods and Purchase Periods (unless the Participant’s participation is terminated as provided in Sections 10 or 11). The Administrator may, in its sole discretion, amend the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period or Purchase Period and may establish other conditions or limitations as it deems appropriate for Plan administration. Any change in the rate of Contributions made pursuant to this Section 6(d) will be effective as of the first (1st) full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate earlier).

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(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under Applicable Law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code; or (iii) the Participants are participating in the Non-423 Component.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the applicable class of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 3,000 shares of the applicable Common Stock (subject to any adjustment pursuant to Section 19, including that for options outstanding as of the Class C Split, this limit will be 1,500 shares of Class A Common Stock and 1,500 shares of Class C Common Stock) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13 and in the subscription agreement. Unless and until the Administrator determines otherwise prior to the start of the applicable Offering Period, each option granted under an Offering Period commencing on or after the date of the Class C Split will cover shares of Class C Common Stock. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period, and may determine that options under an Offering Period will cover shares of Class A Common Stock, Class C Common Stock or a combination thereof. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be

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purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be returned to the Participant. Any other funds left over in a Participant’s account after the Exercise Date also will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of the applicable Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of such Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of such Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of the applicable Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase such class of Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of the applicable Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase such class of Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

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11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code, unless otherwise provided by the Administrator.

12. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 11,740,000 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year equal to the least of (i) for Fiscal Years prior to the 2027 Fiscal Year, 5,870,000 shares of Common Stock (number shown is prior to adjustment for the Class C Split), and beginning with the 2027 Fiscal Year, 11,740,000 shares of Common Stock, (ii) 1% of the outstanding shares of all classes of common stock of the Company on the last day of the immediately preceding Fiscal Year, or (iii) a lesser number of shares of Common Stock determined by the Administrator no later than the last day of the immediately preceding Fiscal Year. Any and all of the shares of Common Stock available for sale under the Plan may be utilized for options covering Class A Common Stock or Class C Common Stock, as determined by the Administrator in its sole discretion. For the avoidance of doubt, the shares available for sale under the Plan may all be used for grants of options covering Class A Common Stock, may all be used for grants of options covering Class C Common Stock or may be used for a combination of grants of options covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion, in all cases so long as the aggregate number of shares subject to options and sold under the Plan does not exceed the maximum number of Shares available for grant and sale under this Section 13(a).

(b) Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign

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nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) If permitted by the Administrator and subject to any applicable law, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator and subject to any applicable law, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.

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18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19. Adjustments, Dissolution, Liquidation, Merger, or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the applicable Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, the class, and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to

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amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the

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Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company, and any Parent, Subsidiary or Affiliate will have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24. Term of Plan. The Plan originally became effective upon business day immediately prior to the Registration Date. It will continue in effect for a term of twenty (20) years from the Registration Date, unless sooner terminated under Section 20.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

27. No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Further, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

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APPENDIX C-2

MARKED COPY OF

CLOUDFLARE, INC.

AMENDED AND RESTATED 2019 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option to purchase shares of Common Stock under the Non-423 Component will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2. Definitions.

(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b) “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the applicable Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or

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election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Class A Common Stock” means the Class A common stock of the Company, par value $0.001 per share.

(g) “Class C Common Stock” means the non-voting Class C common stock of the Company, par value $0.001 per share.

(h) “Class C Split” means the adjustment to the Company’s capital structure implemented in 2026 in connection with the establishment of the Class C Common Stock.

(~~f~~i) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(~~g~~j) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(~~h~~k) “Common Stock” means the Class A Common Stock ~~of~~or the ~~Company~~Class C Common Stock, as applicable.

(~~i~~l) “Company” means Cloudflare, Inc., a Delaware corporation, or any successor thereto.

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(~~j~~m) “Compensation” includes an Eligible Employee’s base straight time gross earnings and payments for commission, but excludes payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(~~k~~n) “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(~~l~~o) “Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(~~m~~p) “Director” means a member of the Board.

(~~n~~q) “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Laws) for purposes of any separate Offering or for Participants in the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering under the 423 Component in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). Such exclusions may be applied with respect to an Offering under the Non-423 Component without regard to the limitations of U.S. Treasury Regulation Section 1.423-2.

(~~o~~r) “Employer” means the employer of the applicable Eligible Employee(s).

(~~p~~s) “Enrollment Date” means the first Trading Day of an Offering Period.

(~~q~~t) “Enrollment Window” means the period established by the Administrator to allow Eligible Employees to make Contribution elections for participation in the Plan with respect to an Offering Period. The requirement to be employed on the first day of the Enrollment Window through the applicable Enrollment Date will be interpreted as a minimum service requirement as described under Section 2(~~n~~q)(i).

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(~~r~~u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(~~s~~v) “Exercise Date” means the last Trading Day of the Purchase Period. Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 20(a), the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred on the last Trading Day of such Purchase Period.

(~~t~~w) “Fair Market Value” means, as of any date, the closing sales price for the applicable Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market) on which ~~the~~such Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the applicable Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(~~u~~x) “Fiscal Year” means a fiscal year of the Company.

(~~v~~y) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(~~w~~z) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(~~x~~aa) “Offering Periods” means ~~(i) for Offering Periods commencing on or after May 15, 2022 but prior to May 10, 2024, the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 15 and November 15 of each year and terminating on the last Trading Day before November 15 and May 15, approximately six (6) months later; and (ii) for Offering Periods commencing on or after May 10, 2024,~~ the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 10 and November 10 of each year and terminating on the last Trading Day before November 10 and May 10, approximately six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 19 and 20.

(~~y~~bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(~~z~~cc) “Participant” means an Eligible Employee that participates in the Plan.

(~~aa~~dd) “Plan” means this Cloudflare, Inc. Amended and Restated 2019 Employee Stock Purchase Plan.

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(~~bb~~ee) “Purchase Period” means the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date. Unless the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.

(~~cc~~ff) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of the applicable Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20.

(~~dd~~gg) “Registration Date” means the effective date of the Registration Statement.

(~~ee~~hh) “Registration Statement” means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Class A Common Stock.

(~~ff~~ii) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(~~gg~~jj) “Trading Day” means a day on which the national stock exchange upon which the applicable Common Stock is listed is open for trading.

(~~hh~~kk) “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

3. Eligibility.

(a) Offering Periods. ~~With respect to Offering Periods beginning prior to May 10, 2024, any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5. Solely with respect to Offering Periods beginning on or after May 10, 2024, any~~Any individual who is an Eligible Employee (i) as of the first day of the last Enrollment Window that ends prior to the applicable Enrollment Date, and (ii) through that Enrollment Date will be eligible to participate in the Plan with respect to the Offering Period that begins on that Enrollment Date, subject to the requirements of Section 5; provided however, that with respect to the 423 Component, an Employee will constitute an Eligible Employee with respect to a specific Offering to the extent required to comply with Code Section 423.

(b) Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator determines that participation of such Eligible Employees is not advisable or practicable.

(c) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the

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Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the applicable Common ~~s~~Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4. Offering Periods. ~~For Offering Periods commencing before May 10, 2024, the Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 15 and November 15 of each year, or on such other dates as the Administrator will determine. For Offering Periods commencing on or after May 10, 2024, the~~The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 10 and November 10 of each year, or on such other dates as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.

5. Participation. An Eligible Employee may participate in the Plan pursuant to Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6. Contributions.

(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation that he or she receives on the pay day (for illustrative purposes, should a pay day occur on an Exercise Date, a Participant will have any Contributions made on such day applied to his or her account under the then-current Purchase Period or Offering Period). The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c) All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided under Section 10. Unless otherwise determined by the Administrator, during a Purchase Period, a Participant may not increase the rate of his or her Contributions and may only decrease the rate of his or her Contributions one (1) time and such decrease must be to a Contribution rate of zero percent (0%). Any such decrease during a Purchase Period

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requires the Participant (i) properly completing and submitting to the Company’s stock administration office (or its designee) a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose or (ii) following an electronic or other procedure prescribed by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Exercise Date. If a Participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the originally elected rate throughout the Purchase Period and future Offering Periods and Purchase Periods (unless the Participant’s participation is terminated as provided in Sections 10 or 11). The Administrator may, in its sole discretion, amend the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period or Purchase Period and may establish other conditions or limitations as it deems appropriate for Plan administration. Any change in the rate of Contributions made pursuant to this Section 6(d) will be effective as of the first (1st) full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate earlier).

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under Applicable Law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code; or (iii) the Participants are participating in the Non-423 Component.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the applicable class of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than ~~1,500~~3,000 shares of the applicable Common Stock (subject to any adjustment pursuant to Section 19, including that for options outstanding as of the Class C Split, this limit will be 1,500 shares of Class A Common Stock and 1,500 shares of Class C Common Stock) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13 and in the subscription agreement. Unless and until the Administrator determines otherwise prior to the start of the applicable Offering Period, each option granted under an Offering Period commencing on or after the date of the Class C Split will cover shares of Class C Common Stock.

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The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period, and may determine that options under an Offering Period will cover shares of Class A Common Stock, Class C Common Stock or a combination thereof. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be returned to the Participant. Any other funds left over in a Participant’s account after the Exercise Date also will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of the applicable Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of such Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of such Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of the applicable Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase such class of Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of the applicable Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase such class of Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator

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for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code, unless otherwise provided by the Administrator.

12. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be ~~5,870,000~~11,740,000 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year equal to the least of (i) for Fiscal Years prior to the 2027 Fiscal Year, 5,870,000 shares of Common Stock (number shown is prior to adjustment for the Class C Split), and beginning with the 2027 Fiscal Year, 11,740,000 shares of Common Stock, (ii) 1% of the outstanding shares of all classes of common stock of the Company on the last day of the immediately preceding Fiscal Year, or (iii) a lesser number of shares of Common Stock determined by the Administrator no later than the last day of the immediately preceding Fiscal Year. Any and all of the shares of Common Stock available for sale under the Plan may be utilized for options covering Class A Common Stock or Class C Common Stock, as determined by the Administrator in its sole discretion. For the avoidance of doubt, the shares available for sale under the Plan may all be used for grants of options covering Class A Common Stock, may all be used for grants of options covering Class C Common Stock or may be used for a combination of grants of options covering either Class A Common Stock or Class C Common Stock, as the Administrator may determine in its sole discretion, in all cases so long as the aggregate number of shares subject to options and sold under the Plan does not exceed the maximum number of Shares available for grant and sale under this Section 13(a).

(b) Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an

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unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) If permitted by the Administrator and subject to any applicable law, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator and subject to any applicable law, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

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16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.

18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19. Adjustments, Dissolution, Liquidation, Merger, or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the applicable Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, the class, and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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20. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S.

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Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company, and any Parent, Subsidiary or Affiliate will have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24. Term of Plan. The Plan ~~will~~originally ~~become~~became effective upon ~~the later to occur of (i) its adoption by the Board or (ii) the~~ business day immediately prior to the Registration Date. It will continue in effect for a term of twenty (20) years from the Registration Date, unless sooner terminated under Section 20.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

27. No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Further, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

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Preliminary Proxy Card — Subject to Completion SCAN TO VIEW MATERIALS & VOTE w CLOUDFLARE, INC. VOTE BY INTERNET 101 TOWNSEND STREET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above SAN FRANCISCO, CA 94107 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on June 29, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NET2026 The meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively via live webcast. You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on June 29, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T01104-P45933 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CLOUDFLARE, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR each of the following number(s) of the nominee(s) on the line below. nominees: 1. Election of Class I directors. ! ! ! Nominees: 01) Michelle Zatlyn 02) Scott Sandell 03) Karim Lakhani The Board of Directors recommends you vote FOR the following proposals: For Against Abstain For Against Abstain 4F. Approval and adoption of amendments to require the approval of a 2. Ratification of the appointment of KPMG LLP as our independent majority of the independent directors then in office for any acquisition in registered public accounting firm for our fiscal year ending ! ! ! which we would issue shares of Class C common stock as consideration ! ! ! December 31, 2026. for such acquisition with a fair market value in excess of $100,000,000. 3. Approval, on an advisory basis, of the compensation of our named ! ! ! 5. Approval of the amendment and restatement of our 2019 Equity Incentive ! ! ! executive officers. Plan.* 4. Approval and adoption of an amendment and restatement of our 6. Approval of the amendment and restatement of our Amended and ! ! ! amended and restated certificate of incorporation:* Restated 2019 Employee Stock Purchase Plan.* 4A. Approval and adoption of amendments to establish the Class C common ! ! ! 7. Approval of one or more adjournments of the meeting, if necessary, ! ! ! stock. to solicit additional proxies in favor of the proposals presented at the meeting. 4B. Approval and adoption of amendments to increase the number of authorized shares of Class A common stock from 2,250,000,000 to ! ! ! 4,500,000,000. *The implementation of each of Proposals 4A through 4F (together comprising Proposal 4), 5, and 6 is cross-conditioned upon the approval by our stockholders 4C. Approval and adoption of amendments to increase the number of ! ! ! of all of the proposals comprising Proposal 4. None of the actions contemplated by authorized shares of preferred stock from 250,000,000 to 450,000,000. Proposals 4, 5, or 6 will be implemented if any of Proposal 4A, 4B, 4C, 4D, 4E or 4F is not approved by our stockholders. 4D. Approval and adoption of amendments to implement a stock split in which (i) each share of Class A common stock would become one share ! ! ! NOTE: In their discretion, the proxies are authorized to vote upon such other business of Class A common stock and one share of Class C common stock; and as may properly come before the meeting or any adjournments or postponements (ii) each share of Class B common stock would become one share of thereof. Class B common stock and one share of Class C common stock. 4E. Approval and adoption of amendments to provide for the equal treatment The company will be hosting the meeting exclusively online via live webcast. To attend of shares of Class A common stock, Class B common stock, and Class C the meeting, please visit www.virtualshareholdermeeting.com/NET2026 and be sure common stock in connection with dividends and distributions, certain ! ! ! to have the information that is printed in the box marked by the arrow. transactions, and upon our liquidation, dissolution, or winding up. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. T01105-P45933 CLOUDFLARE, INC. Annual Meeting of Stockholders June 30, 2026, 8:30 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Matthew Prince, Michelle Zatlyn and Thomas Seifert, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CLOUDFLARE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, PT on June 30, 2026, at www.virtualshareholdermeeting.com/NET2026, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side 160227-002 28May26 09:24 Page 147